UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

4Q

Columbia Acorn
Family of Funds

Class Z Shares

Annual Report

December 31, 2007

■  ColumbiaSM
  Acorn® Fund

■  ColumbiaSM
  Acorn International®

■  ColumbiaSM
  Acorn USA®

■  ColumbiaSM
  Acorn International SelectSM

■  ColumbiaSM
  Acorn SelectSM

■  ColumbiaSM
  Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Descriptions of indexes included in this report:

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund; Lipper Flexible Portfolio Funds Index, an equal dollar-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Letter to Shareholders," "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

The Columbia Acorn Trust Board of Trustees has 10 independent Trustees and Ralph Wanger, the retired founder of the predecessor company of Columbia Wanger Asset Management ("CWAM"), the investment adviser of the Columbia Acorn Family of Funds ("Acorn Funds"). Charles P. McQuaid, the Chief Investment Officer of CWAM, is also a Trustee. This diverse and qualified complement of shareholder Trustees with a strong independent majority provides the foundation of a decision process without undue influence of conflicting interests.

Governance of the Acorn Funds is driven through an active committee structure. The issues and challenges we face in today's environment can be complex and frequently require an in-depth review and analysis by committee. Our governance process is more efficient and effective when issues are studied in-depth in preparation of making a recommendation for consideration by the full Board of Trustees.

The function and purpose of each standing committee of the Board of Trustees that meets regularly is specified in the committee's charter. Trustees and chairpersons are nominated and elected to these committees based on their background and experience to meet the purpose and objective of the respective committee with recognition of a preference to achieve some balance of the workload among all Trustees. Committees that meet regularly are Audit, Compliance, Contract, Governance, Investment Performance and Valuation. All chairpersons are independent trustees with the exception of the Valuation committee which is chaired by Charles P. McQuaid. In addition to our standing committees, we have in the past established limited purpose committees, and are prepared to do so in the future to review and analyze specific issues or topics as they arise.

The Trustees initiated and approved changes relating to certain Acorn Funds during the year.

•  Approved a strategy for Acorn Select Fund generally to invest in 30 to 60 companies (up from 20 to 40 companies) with market capitalizations under $20 billion. We also increased the limit for the Fund's investment in non U.S. based companies to 33% from 25%.

•  Established a new advisory fee breakpoint for Acorn International Select Fund for total assets of $500 million and over at .90%, a reduction from .94%.

•  We discontinued the sale of Class B shares of all Acorn Funds with the exception of dividend reinvestments, effective February 29, 2008.

•  The minimum investment for new shareholders in the Acorn Select Fund was increased to $100,000 from $50,000.

One critical responsibility of your Board of Trustees is to have a complement of Trustees to achieve multiple objectives including planned succession and continuity in the future. Two new independent Trustees were elected by the Board in 2007: Laura A. Born and Maureen M. Culhane. They are exceptionally qualified for your Board.

At the conclusion of our September, 2007 meeting, Patricia A.Werhane, an independent Trustee, concluded her term of service on the Board. On behalf of all shareholders we thank her for her commitment and outstanding service to the Acorn Funds.

As we begin a new year, your Trustees are confident that the investment management responsibilities for the Acorn Funds are in strong hands. We have renewed the investment advisory agreement for each of the Acorn Funds with CWAM through July 2008 and have again placed our trust in CWAM's aim to meet shareholder expectations. Consistency and continuity have always been a key strength of CWAM and its predecessors in serving the Acorn Funds. CWAM is led by Charles P. McQuaid. He has been serving the Acorn Funds for over 29 consecutive years. He is surrounded by a group of talented portfolio managers, some who joined him in serving the Acorn Funds in the 1990's and others in more recent years.

Accompanying this letter is the 2007 annual report to shareholders of the Acorn Funds that includes performance information from your portfolio managers. We thank our fellow shareholders for their interest and investment in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1

Squirrel Chatter II: Ponzi Schemes and Politicians' Dreams	2

Understanding Your Expenses	4

Columbia Acorn Fund

In a Nutshell	6

At a Glance	7

Major Portfolio Changes	18

Statement of Investments	20

Columbia Acorn International

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	32

Statement of Investments	34

Portfolio Diversification	40

Columbia Acorn USA

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	41

Statement of Investments	42

Columbia Acorn International Select

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	48

Statement of Investments	49

Portfolio Diversification	52

Columbia Acorn Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	53

Statement of Investments	54

Columbia Thermostat Fund

In a Nutshell	16

At a Glance	17

Statement of Investments	57

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	58

Statements of Operations	59

Statements of Changes in Net Assets	60

Financial Highlights	64

Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	73

Federal Income Tax Information	74

Management Fee Evaluation of the Senior Officer	75

Board Approval of the Advisory Agreement	80

Board of Trustees and Management of Columbia Acorn Funds	83

Columbia Acorn Family of Funds Information	86

2007 Year-End Distributions

The following table details the Funds' year-end distributions. The record date for all Funds except Columbia Thermostat Fund was December 10, 2007. The ex-dividend date was December 11, 2007, and the payable date was December 12, 2007. For Columbia Thermostat Fund, the record date was December 20, 2007. The ex-dividend date was December 21, 2007, and the payable date was December 24, 2007.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	$0.1126	$1.8022	$0.1152	$29.78
Columbia Acorn International	$0.1785	$2.9312	$0.2191	$44.01
Columbia Acorn USA	None	$1.4262	None	$28.02
Columbia Acorn International Select	None	$1.7656	$0.1377	$32.07
Columbia Acorn Select	None	$0.4558	None	$28.62
Columbia Thermostat Fund	$0.3907	$0.1072	$0.5063	$12.23

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/07

	NAV on 12/31/07	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX)(6/10/70)	$29.61	-3.22%	7.69%	11.71%	19.80%	13.45%	16.06%
Russell 2500		-4.32%	1.38%	8.38%	16.99%	9.01%	NA
S&P 500		-3.33%	5.49%	8.62%	12.83%	5.91%	11.80%
Lipper Small-Cap Core Funds Index		-4.23%	1.92%	7.62%	15.76%	8.34%	NA
Lipper Mid-Cap Core Funds Index		-3.44%	6.34%	9.71%	15.80%	9.16%	NA
Columbia Acorn International (ACINX) (9/23/92)	$43.60	-2.01%	17.28%	24.33%	29.75%	14.95%	14.71%
S&P/Citigroup EMI Global ex-US		-3.36%	12.37%	21.50%	29.16%	13.02%	10.66%
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn		-2.73%	15.98%	22.20%	29.82%	13.63%	11.35%
MSCI EAFE Index		-1.75%	11.17%	16.83%	21.59%	8.66%	9.06%
Lipper Int'l Small-Cap Funds Index		-4.89%	9.90%	20.32%	28.46%	14.99%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$27.97	-3.25%	3.46%	8.17%	17.57%	9.97%	12.98%
Russell 2000		-4.58%	-1.57%	6.80%	16.25%	7.08%	9.01%
Lipper Small-Cap Core Funds Index		-4.23%	1.92%	7.62%	15.76%	8.34%	10.01%
S&P 500		-3.33%	5.49%	8.62%	12.83%	5.91%	9.14%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$32.02	0.80%	21.86%	24.41%	27.65%	NA	14.90%
S&P/Citigroup World ex-US Cap Range $2-10B		-4.33%	9.84%	19.13%	25.94%	NA	12.48%
MSCI EAFE Index		-1.75%	11.17%	16.83%	21.59%	NA	7.86%
Lipper International Funds Index		-1.00%	14.25%	18.49%	21.82%	NA	9.26%
Columbia Acorn Select (ACTWX) (11/23/98)	$28.41	-5.24%	9.20%	13.23%	17.59%	NA	14.61%
S&P MidCap 400		-2.73%	7.98%	10.27%	16.20%	NA	11.50%
Lipper Mid-Cap Growth Index		-0.03%	21.41%	13.88%	17.93%	NA	8.70%
S&P 500		-3.33%	5.49%	8.62%	12.83%	NA	4.25%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$12.26	0.35%	8.49%	8.26%	10.66%	NA	10.93%
S&P 500		-3.33%	5.49%	8.62%	12.83%	NA	13.78%
Lehman Brothers U.S. Credit Intermediate Bond Index		2.17%	5.60%	3.83%	4.49%	NA	4.85%
Lipper Flexible Portfolio Funds Index		-0.21%	9.57%	9.53%	12.10%	NA	12.65%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Class Z shares are sold only at NAV with no Rule 12b-1 fee. Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the investment adviser and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.75%. Columbia Acorn International Class Z: 0.94%. Columbia Acorn USA Class Z: 1.01%. Columbia Acorn International Select Class Z: 1.28%. Columbia Acorn Select Class Z: 0.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.10% and 0.94%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All indexes are unmanaged. It is not possible to invest directly in an index. For index definitions, see the inside front cover of this report.

1

Squirrel Chatter II: Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits, it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if

2

applied to the 2007 Forbes list of the richest 400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur taxpayers to take legal and illegal measures to reduce payments.

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Columbia Acorn Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened. The sale has begun, as mentioned in Columbia Acorn Fund's nutshell discussion on Page 6.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in "Squirrel Chatter II" are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Columbia Acorn Trust Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Source: Congressional Budget Office.

3

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees (distribution and service fees) and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	965.52	1,021.48	3.67	3.77	0.74
Columbia Acorn International	1,000.00	1,000.00	1,023.49	1,020.57	4.69	4.69	0.92
Columbia Acorn USA	1,000.00	1,000.00	944.80	1,020.27	4.80	4.99	0.98
Columbia Acorn International Select	1,000.00	1,000.00	1,089.98	1,019.26	6.22	6.01	1.18
Columbia Acorn Select	1,000.00	1,000.00	935.32	1,020.67	4.39	4.58	0.90
Columbia Thermostat Fund	1,000.00	1,000.00	1,038.92	1,023.95	1.28	1.28	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2007.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

4

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

5

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

FMC Technologies	1.6%
Fugro	1.5%
Coach	1.1%
Ultra Petroleum	1.0%
Atwood Oceanics	0.6%
Southwestern Energy	0.5%
Housing Development Finance	0.5%
Hong Kong Exchanges and Clearing	0.5%
AmeriCredit	0.5%
NAVTEQ	0.5%
Genlyte Group	0.5%
Chico's FAS	0.3%
MGI Pharma	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Fund returned 7.69% in 2007, substantially beating the 1.38% return of its primary benchmark, the Russell 2500 Index. The Fund also outperformed the large-cap S&P 500's gain of 5.49%, which was gratifying as small caps tended to underperform large caps during the period.

The equity markets were poor in the fourth quarter; both volatile and down. Columbia Acorn Fund dropped 3.22% in the quarter, falling less than the small-cap benchmarks and essentially in line with the mid- and large-cap benchmarks.

Energy stocks helped performance substantially during the year and somewhat during the quarter. Wellhead maker FMC Technologies was the Fund's largest dollar winner in 2007. It provided a blowout 84% gain as earnings grew rapidly. Dutch oilfield service provider Fugro sounded out a 63% profit. A third company benefiting from the pursuit of offshore oil, Atwood Oceanics, surged more than 104% in the year and 31% in the fourth quarter. Several oil and gas producers were also hot. Southwestern Energy jumped 59% in the year and 33% in the quarter, while Ultra Petroleum appreciated 50% and 15%, respectively. We thank our energy analyst Bill Doyle for these picks.

Columbia Acorn Fund had a record 39 takeovers of portfolio companies announced in 2007, including six in the fourth quarter. Kronos, a labor management software developer, booked the largest dollar gain among takeovers during the year, rising 50%. Two takeovers that were announced during the fourth quarter were also big winners for the year. Map data provider NAVTEQ climbed 114% in 2007; it agreed to be bought by Finland's Nokia. Specialty pharmaceutical producer MGI Pharma announced a sellout to Japan's Eisai, and provided a healthy gain of more than 116%. Also in the fourth quarter, lighting fixtures maker Genlyte Group agreed to sell to Holland's Philips Electronics. It brightened our results as the Fund's largest dollar winner in the quarter, showing a 47% profit. While sellouts to private equity slowed in late 2007, sellouts to foreign companies continued.

Foreign stocks were up 26.17%* during the year, but were off 3.03% during the quarter. Hong Kong Exchanges and Clearing rose over 160% in 2007, and provided the Fund's second largest dollar gains. Fugro, mentioned above, was the Fund's third largest dollar winner. India's Housing Development Finance benefited from that country's economic growth and jumped 98%. We trimmed Columbia Acorn Fund's foreign holdings to 11.6% of assets at year-end.

Consumer stocks hurt. Chico's FAS fell 57% in the year and 36% in the quarter, largely on fashion missteps. Coach executed splendidly, but ended the year off 29% as it fell 35% in the quarter due to macroeconomic concerns. Finance company AmeriCredit lost 49% in the year and 27% in the quarter as investors worried about used car loans and sources of funding.

We are pleased that our stock picking rebounded strongly in 2007 after a mildly disappointing 2006. The early 2008 market turmoil feels disconcerting, but may provide favorable purchasing opportunities.

*This return is not comparable to mutual fund returns, as it is gross of fees and other expenses and does not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were heavily weighted toward energy during the periods covered and were not purchased as a balanced, stand-alone portfolio.

Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

6

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	7.69%	19.80%	13.45%
Returns after taxes on distributions	6.48	18.89	12.01
Returns after taxes on distributions and sale of fund shares	6.65	17.48	11.41
Russell 2500 (pretax)	1.38	16.99	9.01
S&P 500 (pretax)	5.49	12.83	5.91

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.75%.

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 12/31/07

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.6%
2.	Fugro (Netherlands) Oilfield Services	1.5%
3.	Abercrombie & Fitch Teen Apparel Retailer	1.3%
4.	Expeditors International of Washington International Freight Forwarder	1.2%
5.	Ametek Aerospace/Industrial Instruments	1.2%
6.	Coach Designer & Retailer of Branded Leather Accessories	1.1%
7.	Eaton Vance Specialty Mutual Funds	1.1%
8.	People's United Connecticut Savings & Loan	1.0%
9.	SEI Investments Mutual Fund Administration & Investment Management	1.0%
10.	Donaldson Industrial Air Filtration	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2007

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 and to an initial $238,325 investment in the Russell 2500 on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $19.9 billion

*A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.

7

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Atwood Oceanics	1.3%
Hong Kong Exchanges and Clearing	1.2%
Smit Internationale	1.2%
Singapore Exchange	1.1%
Taewoong	0.5%
Sung Kwang Bend	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International gained 17.28% in 2007, 4.91% ahead of the S&P/Citigroup EMI Global ex-US Index ("EMI") and 6.11% ahead of the large-cap MSCI EAFE Index ("EAFE"). During the fourth quarter, the Fund fell 2.01%, while the EMI declined by 3.36%. The Fund's results for the year were driven most notably by strong underlying performance in continental Europe and in the emerging markets, which more than offset declining markets in Japan and the United Kingdom. On a sector basis, energy and financial stocks all posted strong absolute and relative performance in the Fund. Finally, the weak performance of the U.S. dollar translated into a net gain of 6.7% for our shareholders.

For the eighth consecutive year, international small-cap stocks, as measured by the EMI Index, have outperformed international large-cap stocks, as measured by the EAFE Index. Strong underlying growth in China, India and several other large emerging economies drove global demand for energy, raw materials and industrial goods for yet another year. Many of the Fund's industrial exporters reported record profitability as pricing power and capacity utilization remained high. For example, Sung Kwang Bend and Taewoong, two Korean industrial companies involved in global energy infrastructure projects, rose 273% and 172%, respectively. Export activity kept Asian and European ports busy. Smit Internationale, a Dutch operator of tugboats and salvage vessels, rose 98% on strong demand for its services as seaborne trade continues to grow at a considerably higher rate than global GDP.

During the year, the only significant change in average regional exposure within the portfolio was an increase in Asia ex-Japan investments from 8% to 13% of the Fund's equity, funded primarily by a reduction in the United Kingdom and Ireland from 16% to 11%. This reallocation of assets had a favorable impact on the Fund. Our UK/Ireland positions averaged a mid-single digit negative return while those in Asia ex-Japan returned over 60%, representing both the best and worst performing regional returns. This can be explained in large part by the subprime crisis in the United Kingdom, which had broad repercussions across the market. While in Asia ex-Japan, robust economic development drove high volumes on the companies that operate the regional equity and derivative exchanges, in which the Fund held sizable positions. Hong Kong Exchanges and Clearing and Singapore Exchange appreciated more than 160% and 152%, respectively, in the year.

At the sector level, the Fund's ongoing overweight in energy services companies was helpful. Energy prices remained near record levels, underpinning solid earnings growth in oil services companies, as they expand to meet growing demand from the large oil conglomerates. The Fund's energy stocks, representing 7.6% of equity, generated over a 50% return to shareholders. Outstanding stocks included Atwood Oceanics, a provider of offshore drilling rigs, which increased more than 104% in 2007.

As we look ahead to 2008, the impact of the continuing crisis in subprime mortgages in the United States and United Kingdom on global markets remains a looming concern. While many portfolio companies continue to report excellent business fundamentals, as we write this in mid-January the markets appear to be taking into consideration the distinct possibility of a U.S. and European recession. We expect volatility to remain high. As long-term, fundamental investors, we will work to take advantage of the pricing anomalies this will likely create.

Thank you for your continued investment in Columbia Acorn International.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

8

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	17.28%	29.75%	14.95%
Returns after taxes on distributions	16.01	28.91	13.89
Returns after taxes on distributions and sale of fund shares	13.19	26.75	13.08
S&P/Citigroup EMI Global ex-US (pretax)	12.37	29.16	13.02
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn (pretax)	15.98	29.82	13.63

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.94%.

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Fugro (Netherlands) Oilfield Services	1.9%
2.	Hexagon (Sweden) Measurement Equipment & Polymers	1.4%
3.	SES Global (France) Satellite Broadcasting Services	1.4%
4.	Intralot (Greece) Lottery & Gaming Systems & Services	1.3%
5.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.3%
6.	Housing Development Finance (India) Indian Mortgage Lender	1.2%
7.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.2%
8.	Smit Internationale (Netherlands) Harbor & Offshore Towage & Marine Services	1.2%
9.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.2%
10.	ShawCor (Canada) Oil & Gas Pipeline Products	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2007

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US and the S&P/Citigroup Global ex-US Cap range $500mm-$5bn indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.7 billion

9

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

FMC Technologies	2.9%
Atwood Oceanics	2.1%
Quicksilver Resources	2.0%
ITT Educational Services	2.0%
Flir Systems	1.7%
BioMarin	1.6%
True Religon Apparel	1.3%
Tellabs	1.1%
Oxford Industries	1.0%
Urban Outfitters	0.9%
AmeriCredit	0.9%
World Acceptance	0.8%
Coach	0.4%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA fell 3.25% in the fourth quarter while its benchmark, the Russell 2000 Index, declined 4.58%. For the year ended December 31, 2007, the Fund posted a 3.46% gain, outperforming the Russell 2000, which fell 1.57% for the year, dragged down by the ailing housing and credit markets.

Energy stocks were our biggest winners for both the quarter and the year. Oil service company Atwood Oceanics, an owner of offshore drilling rigs, was up 31% in the quarter and more than 104% for the year. Atwood reported a 100% utilization rate for its rigs in the third quarter and has been able to demand very high day rates all year long. Natural gas and coal seam gas producer Quicksilver Resources gained 27% in the quarter and was up 63% for the year on strong production growth. While not a standout in the quarter, FMC Technologies was another annual winner with an 84% gain on gushing sales of its subsea wellhead and oil production systems.

Two mergers in the fourth quarter, and one from the first, brought in strong gains. Genlyte Group, a manufacturer of commercial lighting fixtures, gained 47% in the quarter (21% for the year). Pharmaceutical company MGI Pharma gained 44% on take-out news in the quarter and ended the year up more than 116%. In the first quarter, labor management software developer Kronos announced it was being sold. It was the Fund's largest position at that time. The stock was eliminated from the portfolio with a 50% annualized gain.

Other winners included Flir Systems, a manufacturer of infrared cameras. The company won several new defense department contracts during the year and posted a 13% gain in the quarter and 97% return for the year. BioMarin gained 42% in the quarter and ended the year up 99% after announcing that the FDA had approved its drug for treating a genetic disorder that affects approximately 20,000 people in the United States. By targeting rare disorders, BioMarin is able to charge higher prices and enjoy longer patent protection periods for its drugs.

While several of the Fund's retail holdings outperformed during the quarter's retail slump—True Religion Apparel gained 21% in the quarter and Urban Outfitters increased 25%—others did not. Oxford Industries fell along with the sales of its Tommy Bahama line, dropping 28% in the quarter and 47% for the year. Accessories retailer Coach also succumbed to the slump, falling 35% in the fourth quarter and 29% for the year.

ITT Educational Services ended the year up 28% but fell 30% in the fourth quarter as student loan financing began to freeze up. Telecom equipment provider Tellabs fell 31% in the quarter and was off 36% for the year on declining revenues. The company has been hurt by the consolidation of major telecommunication providers that, combined, need less equipment. Rounding out the laggards list were AmeriCredit, down 27% in the quarter and 49% for the year, and World Acceptance, off 18% in the quarter and 42% for the year. Both stocks were hurt by the credit market crunch.

After a rocky end to 2007, investors were hoping for better in 2008. But as of the writing of this report, the New Year is off to a poor start as fears of a U.S. recession grow. When tales of economic woe dominate the headlines, long-term investment opportunities tend to sprout. We continue our relentless search for small-cap, niche companies with the ability to exhibit strong business growth over the next three to five years (even while the sky appears to be falling).

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

10

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	3.46%	17.57%	9.97%
Returns after taxes on distributions	2.58	17.09	9.26
Returns after taxes on distributions and sale of fund shares	3.46	15.52	8.57
Russell 2000 (pretax)	-1.57	16.25	7.08

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.01%.

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 12/31/07

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.9%
2.	Crown Castle International Communications Towers	2.7%
3.	Atwood Oceanics Offshore Drilling Contractor	2.1%
4.	Ametek Aerospace/Industrial Instruments	2.1%
5.	Abercrombie & Fitch Teen Apparel Retailer	2.0%
6.	Quicksilver Resources Natural Gas & Coal Seam Gas Producer	2.0%
7.	ITT Educational Services Post-secondary Degree Services	2.0%
8.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.9%
9.	Flir Systems Infrared Cameras	1.7%
10.	ESCO Technologies Automatic Electric Meter Readers	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2007

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.5 billion

11

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Nintendo	3.6%
Potash Corp. of Saskatchewan	3.1%
Diamond Offshore	3.1%
Hong Kong Exchanges and Clearing	2.2%
Ibiden	1.9%
China Shipping Development	1.7%
Atwood Oceanics	1.6%
Uranium One	1.3%
Singapore Exchange	1.2%
Kenedix	1.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select ended the fourth quarter and the year well ahead of its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index. In a rough fourth quarter for nearly all world markets, the Fund gained 0.80% while the benchmark fell 4.33%. For the one-year period, the Fund increased 21.86%, more than doubling the 9.84% gain of the benchmark. As mentioned last quarter, our decision to sell out of banking stocks helped drive outperformance as the credit market turmoil that arose in the second half of the year rocked the financial sector.

Big winners in the quarter and the year included Japan's Nintendo. The stock was up 18% in the quarter and 148% for the year on strong demand for its Wii gaming console and associated video games. Potash Corp. of Saskatchewan was another big winner gaining 35% in the quarter and finishing the year up 201%. The company is the world's largest producer of potash and is benefiting from the positive impact higher agricultural prices are having on fertilizer prices. Contract drilling companies Atwood Oceanics and Diamond Offshore also posted strong gains in the quarter and year on strong demand for their services. Atwood gained 31% in the quarter and was up over 104% for the year while Diamond Offshore gained 27% in the fourth quarter and finished the year up 43%. Other big winners for the year included exchange operators Hong Kong Exchanges and Clearing, up more than 160%, and Singapore Exchange, up 152%. While Hong Kong Exchanges and Clearing gave back some gains in the fourth quarter, both stocks benefited from very strong trading volumes throughout the year.

On the downside, new position Uranium One was off 29% for the annual period due to a setback in the startup of one of its uranium mines in Kazakhstan. China Shipping Development, China's dominant shipper of oil and coal, fell 19% in the quarter (but was up 3% for the year) due to global concerns about falling shipping rates. The company, however, has continued to report earnings upgrades due to shipping rate increases in China. Japan's Ibiden, a manufacturer of electronic parts and ceramics, fell 18% in the quarter on global recession worries, but the stock ended the year up 37%. Japanese real estate investment manager Kenedix had the largest 12-month dollar loss, falling 30% due to rising interest rates in Japan and concerns that real estate will suffer. Irish beverage company C&C Group fell 19% in the Fund before we sold it. Company earnings and sales declined due to increased competition and poor summer weather.

Global equity markets are entering an interesting and potentially volatile period as the United States works through its significant financial problems and enters what appears to be a much slower period of economic growth. We believe that this will impact economies and companies around the world. While this may mean additional risks for investors, we believe it may also give us additional opportunities to pick up some very good companies at compelling prices.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

12

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 11/23/98	1 year	5 years	Life of fund
Returns before taxes	21.86%	27.65%	14.90%
Returns after taxes on distributions	20.81	27.46	14.74
Returns after taxes on distributions and sale of fund shares	15.74	24.92	13.47
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)	9.84	25.94	12.48

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.28%.

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn International Select Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Fugro (Netherlands) Oilfield Services	4.7%
2.	Nintendo (Japan) Entertainment Software & Hardware	3.6%
3.	SES Global (France) Satellite Broadcasting Services	3.5%
4.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.1%
5.	Diamond Offshore (United States) Contract Driller	3.1%
6.	Hexagon (Sweden) Measurement Equipment & Polymers	2.9%
7.	Lenovo Group (China) Third Largest PC Vendor Globally	2.7%
8.	Sino Gold (Australia) Gold Mining in The People's Republic of China	2.7%
9.	Smith & Nephew (United Kingdom) Medical Equipment & Supplies	2.7%
10.	Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2007

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/Citigroup World ex-US Cap Range $2-10B. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $277.0 million

13

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Cardtronics	0.7%
Knoll	0.7%
American Reprographics	0.5%
VisionChina Media	0.5%
Bovespa	0.4%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select declined 5.24% in the fourth quarter. This compares to approximately 3% declines for the S&P MidCap 400 and S&P 500 indexes during the quarter. In 2007, the Fund was up 9.20% vs. a gain of 7.98% for the S&P MidCap 400 and a 5.49% increase for the S&P 500. I am pleased that the Fund beat its benchmark for the year.

At the writing of this commentary, we have entered the first quarter of 2008 and many believe the United States has already slipped into a recession. As we look back on the carnage that concluded by the end of the second week in January, a lot of small- and mid-cap stocks have already lost 40% of their value in the last six months. We may be early on in the recession (time wise) but the destruction of capital has already been significant. Therefore, I believe the market may already reflect a large amount of the capital losses that we'll see with this current recession. I put a handful of what I believe to be turnaround candidates in the portfolio in the first half of 2007. These stocks were fairly washed out upon purchase and were taking steps that I believed would improve their fundamentals. In theory, the return to growth for these companies should be counter cyclical to the U.S. economy's woes. So far their improvements have not been meaningful and their shares have continued to decline. This was not the idea but in reviewing these positions, I am more excited by the changes taking place at these companies now than I was when I bought them. If this pattern of improvement can continue, which I believe it will, then these stocks could give us the desired effect in a sluggish economic environment. If not, the holdings may be replaced.

During the fourth quarter, we added five new names while removing one. We exited the Fund's position in Liberty Global during the quarter due to its increased valuation and our concern that its European franchise will experience greater competition than we previously believed. The five added companies were Knoll, Bovespa, VisionChina Media, Cardtronics, and American Reprographics. We took advantage of market chaos at the end of the year to purchase two of these stocks in IPOs at lower than the initial offering price. The price for VisionChina was set at $11 but that didn't generate enough interest from nervous investors so we were able to reset the price with a bid of $8. Cardtronics was initially offered at $10 and instantly collapsed below the offering. The underwriter then spent all morning buying back stock in an attempt to defend the deal. Our traders went to them in the afternoon and bid $8 5/8 for 25% of the deal, thus eliminating the over supply of accounts that just wanted to flip the stock. We believe a purchase at this level may reward our shareholders over the coming quarters. VisionChina Media uses real-time mobile digital television broadcast to deliver content and advertising on mass transportation systems in China. Cardtronics owns and manages the largest fleet of ATM machines worldwide.

The subprime crisis allowed us to purchase a couple of companies at discounted prices that we believe won't be significantly damaged by the current market turmoil. They included office interiors and office furniture systems manufacturer Knoll and American Reprographics. American Reprographics is the largest provider of document management services to the architectural, engineering and construction industries and its stock had fallen 50% in the last six months of 2007. The fifth and final new name was Bovespa, the owner of the Sao Paulo stock exchange.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

14

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 11/23/98	1 year	5 years	Life of fund
Returns before taxes	9.20%	17.59%	14.61%
Returns after taxes on distributions	8.84	17.21	14.11
Returns after taxes on distributions and sale of fund shares	6.46	15.49	12.93
S&P MidCap 400 (pretax)	7.98	16.20	11.50

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.98%.

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	6.4%
2.	Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	5.2%
3.	Janus Capital Group Manages Mutual Funds	4.4%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.3%
5.	Conseco Life, Long-term Care & Medical Supplement Insurance	3.9%
6.	Safeway Supermarkets	3.9%
7.	Expedia Online Travel Services Company	3.6%
8.	Tellabs Telecommunications Equipment	3.6%
9.	ITT Educational Services Post-secondary Degree Services	3.6%
10.	American Tower Communications Towers in USA & Mexico	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2007

This graph compares the results of $100,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $3.0 billion

15

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 0.35%. This compares to a 3.33% drop in the S&P 500 Index and a 2.17% gain for the Lehman Brothers U.S. Credit Intermediate Bond Index. In 2007, Columbia Thermostat gained 8.49%, topping the S&P 500, up 5.49%, and the Lehman Brothers U.S. Credit Intermediate Bond Index, up 5.60%.

As the table illustrates, all of Columbia Thermostat's equity funds fell in the fourth quarter, resulting in a weighted loss of 2.86%. Bond returns softened the fall with a 1.68% gain. For the year, equities returned 9.22% while the bond component posted a 4.57% return.

Two changes were made to the Fund. Effective December 27, Columbia Federal Securities Fund was replaced with Columbia U.S. Treasury Index Fund. This new fund provides a lower cost fixed income investment choice.

We also revised the Fund's S&P 500 allocation table. In order to better reflect corporate earnings growth, the change adds equity and reduces bond exposures. Because the Fund does not reverse reallocations within 31 days, the change was fortuitously delayed during a time of market weakness. The reallocation was implemented on January 14, 2008, when the Fund hiked stock positions to 60% from 35%.

The credit crunch and housing woes dealt a tough blow to the markets in late 2007. Recession worries have since grown, contributing to volatility. Columbia Thermostat Fund is designed to use these bumps in the market to its advantage, keeping a portion of your invested dollars at an even temperature.

Results of the Funds Owned in Columbia Thermostat Fund

at December 31, 2007

Equities Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/07
Columbia Acorn Fund	15%	-3.22%	7.69%
Columbia Acorn Select	10%	-5.24%	9.20%
Columbia Marsico Growth Fund	15%	-0.47%	14.19%
Columbia Acorn International	15%	-2.01%	17.28%
Columbia Dividend Income Fund	20%	-2.99%	6.94%
Columbia Large Cap Enhanced Core Fund	25%	-3.66%	4.05%
Weighted Average Equity Return/Loss		-2.86%	9.22%
Fixed Income Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/07
Columbia Intermediate Bond Fund	50%	1.68%	4.62%
Columbia U.S. Treasury Index Fund*	30%	3.93%	8.78%
Columbia Federal Securities Fund*	0%	3.31%	5.97%
Columbia Conservative High Yield Fund	20%	-0.69%	2.35%
Weighted Average Income Return		1.68%	4.57%

*Effective December 27, 2007, Columbia Federal Securities Fund was replaced with Columbia U.S. Treasury Index Fund. The weighted average income return reflects the performance of both funds for the period owned.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 8, 2007:	25% stock, 75% bond
November 8, 2007:	35% stock, 65% bond
November 13, 2007:	40% stock, 60% bond
December 14, 2007:	35% stock, 65% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

16

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2007

Inception 9/25/02	1 year	5 year	Life of fund
Returns before taxes	8.49%	10.66%	10.93%
Returns after taxes on distributions	5.31	8.78	9.15
Returns after taxes on distributions and sale of fund shares	6.21	8.42	8.72
S&P 500 (pretax)	5.49	12.83	13.78
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)	5.60	4.49	4.85
Lipper Flexible Portfolio Funds Index (pretax)	9.57	12.10	12.65

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios for Class Z shares without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.10% and 0.94%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 12/31/07

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category as of 12/31/07

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia U.S. Treasury Index Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2007

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500, the Lehman Brothers U.S. Credit Intermediate Bond Index and the Lipper Flexible Portfolio Funds Index. The indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $183.5 million

17

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Information
AMIS Holdings	3,355,000	3,782,000
Blackbaud	1,326,000	1,800,000
Ciena	370,000	540,000
Cogent Communications	2,000,000	2,836,000
Dolby Laboratories	924,000	1,150,000
Epicor	2,500,000	3,500,000
FARO Technologies	860,000	1,044,000
General Communications	0	2,241,000
II-VI	2,257,000	2,400,000
Informatica	4,000,000	4,095,000
IPG Photonics	1,237,000	1,800,000
Jupiter Telecommunications (Japan)	70,000	88,000
Kenexa	1,868,000	2,425,000
Mediacom Communications	1,250,000	1,500,000
MetroPCS Communications	175,000	1,000,000
Netgear	932,000	1,110,000
Polycom	1,665,000	1,840,000
Quality Systems	0	1,510,000
Red Hat	1,600,000	3,000,000
Sanmina-SCI	26,000,000	29,500,000
Scientific Games	2,850,000	3,000,000
SRA International	1,050,000	1,150,000
Stratasys	650,000	775,000
Supertex	820,000	900,000
Switch & Data Facilities	900,000	2,000,000
Teradata	0	1,290,000
THQ	2,000,000	2,200,000
Time Warner Telecom	6,500,000	8,000,000
VeriFone Holdings	0	450,000
Viad	461,000	1,453,000
VisionChina Media (China)	0	1,250,000
Industrial Goods & Services
Acuity Brands	0	701,000
Administaff	1,900,000	2,025,000
Albany International	1,050,000	1,260,000
Allied Waste Industries	0	2,200,000
Aptargroup	146,000	300,000
Cytec Industries	400,000	500,000
Greif	400,000	600,000
Interline Brands	1,200,000	1,700,000
Kaydon	1,300,000	1,696,000
Martin Marietta Materials	650,000	750,000
MOOG	196,000	573,000
Oshkosh Truck	0	900,000
Texas Industries	0	450,000
Toro	833,000	1,100,000
TrueBlue	0	2,300,000

	Number of Shares
	09/30/07	12/31/07
Industrial Goods & Services—continued
Vulcan Materials	325,000	775,000
Wavin (Netherlands)	611,460	622,187
Zumtobel (Austria)	500,000	750,000
Consumer Goods & Services
American Woodmark	0	600,000
Choice Hotels	425,000	1,300,000
Church & Dwight	126,000	161,000
Fleetwood Enterprises	765,000	1,765,000
Pinnacle Entertainment	3,850,000	4,050,000
Smart Balance	0	1,500,000
Thor Industries	785,000	1,050,000
Winnebago	390,000	640,000
Finance
Aaron Rents	0	250,000
Bovespa (Brazil)	0	1,181,800
CAI International	1,200,000	1,500,000
Cohen & Steers	100,000	400,000
Conseco	5,950,000	6,500,000
Delphi Financial Group	1,000,000	1,600,000
GATX	520,000	771,000
H & E Equipment Services	300,000	600,000
KBW	350,000	550,000
MB Financial	920,000	1,240,000
Stewart Information Services	0	500,000
TriCo Bancshares	650,000	900,000
Valley National Bancorp	0	643,000
Energy & Minerals
Carrizo Oil & Gas	1,300,000	1,656,000
Dresser-Rand Group	1,448,000	1,675,000
Pacific Stratus Energy (Canada)	0	1,300,000
Petro Rubiales Energy (Canada)	0	15,000,000
SBM Offshore (Netherlands)	550,000	640,200
ShawCor (Canada)	1,183,100	1,283,100
Tesco	1,640,000	1,804,000
Health Care
Alexion Pharmaceuticals	0	655,000
Arena Pharmaceuticals	2,020,000	2,500,000
Array Biopharma	2,160,000	2,660,000
Cephalon	1,050,000	1,115,000
Charles River Laboratories	1,085,000	1,245,000
Haemonetics	578,000	700,000
Henry Schein	929,000	1,090,000
Hologic	0	1,648,000
Illumina	225,000	725,000
Kinetic Concepts	0	435,000

See accompanying notes to financial statements.

18

	Number of Shares
	09/30/07	12/31/07
Additions (continued)
Health Care—continued
Medarex	2,000,000	2,550,000
MGI Pharma	1,010,000	1,090,000
Neurogen	2,190,000	2,300,000
Orthofix International	943,000	1,330,000
Pharmacopeia	825,000	1,675,000
QIAGEN (Netherlands)	1,250,000	1,775,000
Other Industries
BioMed Realty Trust	0	1,000,000
Federal Realty Investment Trust	575,000	860,000
Heartland Express	2,264,000	3,000,000
JB Hunt Transport Services	2,000,000	3,000,000
Jiangsu Expressway (China)	20,000,000	38,000,000
Rush Enterprises	0	956,000
Sales
Information
Actuate	5,306,000	5,000,000
Ceridian	3,000,000	0
CTS	1,310,000	631,000
Diebold	225,000	0
Dobson Communications	4,000,000	0
Hong Kong Exchanges and Clearing (Hong Kong)	6,500,000	3,300,000
Liberty Global, Series A	1,500,000	0
Liberty Global, Series C	2,050,000	1,500,000
Rogers	503,000	395,000
Singapore Exchange (Singapore)	5,000,000	4,000,000
Wincor Nixdorf (Germany)	570,000	460,000
Windstream	1,000,000	0
Industrial Goods & Services
Carbone Lorraine (France)	400,000	334,000
Florida Rock	1,900,000	0
Geberit (Switzerland)	170,000	0
Genlyte Group	2,600,000	950,000
Kingspan Group (Ireland)	444,400	413,100
Labor Ready	2,300,000	0
Neopost (France)	112,000	0
Spartech	1,050,000	0
USG People (Netherlands)	750,000	435,000
UTI Worldwide	2,700,000	2,500,000
Worthington Industries	320,000	0
Consumer Goods & Services
Carter's	918,000	0
Chico's FAS	9,130,000	7,600,000
Christopher & Banks	3,743,000	2,800,000
Hansen Natural	1,800,000	1,600,000
Natura Cosmeticos	1,100,000	0

	Number of Shares
	09/30/07	12/31/07
Consumer Goods & Services—continued
Nobia (Sweden)	2,960,000	0
Station Casinos	400,000	0
Finance
Eaton Vance	5,250,000	4,805,000
Great Southern Bancorp	636,000	614,000
Greene County Bancshares	150,000	135,000
Housing Development Finance (India)	1,700,000	1,350,000
Nuveen Investments	1,303,000	0
TCF Financial	2,156,000	1,800,000
United America Indemnity	1,550,000	0
Energy & Minerals
Aracruz Celulose	550,000	0
CARBO Ceramics	750,000	706,000
Key Energy Services	170,000	0
Rowan	1,161,000	600,000
St. Mary Land & Exploration	300,000	100,000
Talisman Energy (Canada)	4,900,000	4,000,000
Tullow Oil (United Kingdom)	9,315,000	4,629,000
Health Care
Arrow International	905,000	0
Coventry Health Care	500,000	0
Cytyc	2,102,000	0
Dade Behring	550,000	0
Endo Pharmaceuticals	1,300,000	0
La Jolla Pharmaceutical	359,000	97,000
LCA-Vision	1,125,000	0
Lexicon Genetics	3,100,000	2,035,000
Myriad Genetics	650,000	550,000
Nobel Biocare Holding (Switzerland)	75,000	0
Polymedica	1,025,000	0
Rhoen-Klinikum (Germany)	2,000,000	1,650,000
Synthes (Switzerland)	315,000	0
Other Industries
Brandywine Realty	1,020,000	0
China Shipping Development (China)	14,120,000	7,820,000

See accompanying notes to financial statements.

19

Columbia Acorn Fund

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 95.9%
Information 26.2%
	> Business Software 3.9%
1,400,000	Micros Systems (a)	$98,224
	Information Systems for Restaurants & Hotels
12,400,000	Novell (a)	85,188
	Directory, Operating System & Identity Management Software
4,095,000	Informatica (a)	73,792
	Enterprise Data Integration Software
3,000,000	Red Hat (a)	62,520
	Maintenance & Support for Opensource
1,800,000	Avid Technology (a)	51,012
	Digital Nonlinear Editing Software & Systems
1,400,000	Concur Technologies (a)	50,694
	Web Enabled Cost & Expense Management Software
1,800,000	Blackbaud	50,472
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	47,094
	Recruiting & Workforce Management Solutions
1,510,000	Quality Systems (b)	46,040
	IT Systems for Medical Groups & Ambulatory Care Centers
2,500,000	Radiant Systems (a)(b)	43,075
	Point of Sale Systems: Convenient Stores & Restaurants
1,007,000	ANSYS (a)	41,750
	Simulation Software for Engineers & Designers
3,500,000	Epicor (a)(b)	41,230
	Software Systems to Run Small Businesses
5,000,000	Actuate (a)(b)	38,850
	Information Delivery Software & Solutions
1,800,000	Parametric Technology (a)	32,130
	Engineering Software & Services
1,000,000	Cadence Design Systems (a)	17,010
	Electronic Design Automation Software
		779,081
	> Computer Hardware & Related Equipment 3.6%
3,800,000	Amphenol	176,206
	Electronic Connectors
2,280,000	Belden CDT (b)	101,460
	Specialty Cable
2,400,000	II-VI (a)(b)	73,320
	Laser Components
1,150,000	Dolby Laboratories (a)	57,178
	Audio Technology for Consumer Electronics
1,426,000	Nice Systems (Israel) (a)	48,940
	Audio & Video Recording Solutions
460,000	Wincor Nixdorf (Germany)	43,350
	Retail POS Systems & ATM Machines
1,110,000	Netgear (a)	39,594
	Networking Products for Small Business & Home
1,290,000	Teradata (a)	35,359
	Enterprise Data Warehouse Systems
945,000	Zebra Technologies (a)	32,791
	Bar Code Printers

Number of Shares		Value (000)
1,027,000	Avocent (a)	$23,939
	Computer Control Switches
775,000	Stratasys (a)	20,026
	Rapid Prototyping Systems
735,000	Excel Technology (a)(b)	19,918
	Laser Systems & Electro-optical Components
395,000	Rogers (a)	17,131
	PCB Laminates & High-performance Foams
450,000	VeriFone Holdings (a)	10,463
	Point of Sale Systems
500,000	Intermec (a)	10,155
	Bar Code & Wireless LAN Systems
631,000	CTS	6,266
	Electronic Components, Sensors & Electronics Manufacturing Solutions
		716,096
	> Instrumentation 2.6%
5,600,000	Flir Systems (a)	175,280
	Infrared Cameras
3,070,000	Trimble Navigation (a)	92,837
	GPS-based Instruments
750,000	Mettler Toledo (a)	85,350
	Laboratory Equipment
800,000	Varian (a)	52,240
	Analytical Instruments
600,000	Dionex (a)	49,716
	Ion & Liquid Chromatography
1,800,000	IPG Photonics (a)	35,982
	Fiber Lasers
1,044,000	FARO Technologies (a)(b)	28,376
	Precision Measurement Equipment
		519,781
	> Gaming Equipment & Services 2.0%
3,150,000	Bally Technologies (a)(b)	156,618
	Slot Machines & Software
2,750,000	International Game Technology	120,807
	Slot Machines & Progressive Slots
3,000,000	Scientific Games (a)	99,750
	Lottery Services Provider
2,430,000	Shuffle Master (a)(b)	29,136
	Card Shufflers & Casino Games
		406,311
	> Mobile Communications 2.0%
4,500,000	Crown Castle International (a)	187,200
	Communications Towers
3,500,000	American Tower (a)	149,100
	Communications Towers in USA & Mexico
600,000	Telephone & Data Systems	37,560
	Cellular & Wireline Telephone Services
1,000,000	MetroPCS Communications (a)	19,450
	Discount Cellular Telephone Services
600,000	Globalstar (a)	4,800
	Satellite Mobile Voice & Data Carrier
		398,110
	> Internet Related 1.6%
9,500,000	SkillSoft (a)(b)	90,820
	Web-based Learning Solutions (E-Learning)

See accompanying notes to financial statements.

20

Number of Shares		Value (000)
	> Internet Related—continued
3,000,000	ValueClick (a)	$65,700
	Internet Advertising
700,000	Sohu.com (China) (a)	38,164
	Advertising on Chinese Internet Portal
4,000,000	CNET Networks (a)	36,560
	Internet Advertising on Niche Websites
2,000,000	Switch & Data Facilities (a)(b)	32,040
	Network Neutral Data Centers
225,000	Equinix (a)	22,741
	Network Neutral Data Centers
1,400,000	TheStreet.com	22,288
	Financial Information Website Publisher
1,700,000	Marchex (b)	18,462
	Internet Advertising
		326,775
	> Semiconductors & Related Equipment 1.4%
4,800,000	Integrated Device Technology (a)	54,288
	Communications Semiconductors
2,250,000	Microsemi (a)	49,815
	Analog/Mixed-signal Semiconductors
1,420,000	Littelfuse (a)(b)	46,803
	Little Fuses
3,782,000	AMIS Holdings (a)	37,896
	Mixed-signal Semiconductors
900,000	Supertex (a)(b)	28,161
	Mixed-signal Semiconductors
3,000,000	Entegris (a)	25,890
	Semiconductor Wafer Shipping & Handling Products
6,591,493	Everlight Electronics (Taiwan)	23,983
	Led Packager
1,905,000	IXYS (a)(b)	15,278
	Power Semiconductors
		282,114
	> CATV 1.3%
4,500,000	Discovery Holding (a)	113,130
	CATV Programming
88,000	Jupiter Telecommunications (Japan) (a)	74,443
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global, Series C (a)	54,885
	Cable TV Franchises outside the USA
130,000	Liberty Media Corp - Capital (a)	15,144
	CATV Holding Company
1,500,000	Mediacom Communications (a)	6,885
	Cable Television Franchises
		264,487
	> Financial Processors 1.3%
2,774,000	Global Payments	129,046
	Credit Card Processor
3,300,000	Hong Kong Exchanges and Clearing (Hong Kong)	92,641
	Hong Kong Equity & Derivatives Market Operator
4,000,000	Singapore Exchange (Singapore)	36,564
	Singapore Equity & Derivatives Market Operator
		258,251

Number of Shares		Value (000)
	> Telephone Services 1.2%
8,000,000	Time Warner Telecom (a)(b)	$162,320
	Fiber Optic Telephone/Data Services
2,836,000	Cogent Communications (a)(b)	67,241
	Internet Data Pipelines
2,241,000	General Communications (a)	19,609
	CATV, Web, Phone & Commercial Communications Provider in Alaska
		249,170
	> Telecommunications Equipment 0.9%
15,600,000	Tellabs (a)	102,024
	Telecommunications Equipment
1,840,000	Polycom (a)	51,115
	Video Conferencing Equipment
540,000	Ciena (a)	18,420
	Optical Transport & Broadband Access Equipment
		171,559
	> Business Information & Marketing Services 0.7%
1,453,000	Viad (b)	45,886
	Trade Show Services, Travel & Tours
2,500,000	Navigant Consulting (a)(b)	34,175
	Financial Consulting Firm
420,000	FTI Consulting (a)	25,889
	Financial Consulting Firm
2,000,000	Voyager Learning (a)(b)	14,300
	Education Services for the K-12 Market
2,500,000	Taylor Nelson Sofres (United Kingdom)	10,244
	Market Research
250,000	Getty Images (a)	7,250
	Photographs for Publications & Electronic Media
800,000	infoUSA	7,144
	Business Data for Sales Leads
		144,888
	> Publishing 0.6%
1,200,000	NAVTEQ (a)	90,720
	Map Data for Electronic Devices
800,000	Prisa (Spain)	14,875
	Leading Spanish-speaking Publisher
1,300,000	Informa Group (United Kingdom)	11,891
	Global Publisher & Event Organizer
		117,486
	> Electronics Distribution 0.6%
2,840,000	Avnet (a)	99,315
	Electronic Components Distribution
710,000	Agilysys	10,735
	IT Distributor
		110,050
	> Contract Manufacturing 0.5%
29,500,000	Sanmina-SCI (a)(b)	53,690
	Electronic Manufacturing Services
1,475,000	Plexus (a)	38,734
	Electronic Manufacturing Services
690,000	Jabil Circuit	10,536
	Electronic Manufacturing Services
		102,960

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Computer Services 0.5%
5,000,000	iGate (a)(b)	$42,350
	IT & Business Process Outsourcing Services
1,150,000	SRA International (a)	33,867
	Government IT Services
4,600,000	AnswerThink (a)(b)	22,264
	IT Integration & Best Practice Research
		98,481
	> Consumer Software 0.4%
2,200,000	THQ (a)	62,018
	Entertainment Software
750,000	Activision (a)	22,275
	Entertainment Software
		84,293
	> Satellite Broadcasting & Services 0.4%
2,755,000	SES Global (France)	72,241
	Satellite Broadcasting Services
		72,241
	> Television Programming 0.2%
4,000,000	Lions Gate Entertainment (a)	37,680
	Film & TV Studio
		37,680
	> Radio 0.2%
1,500,000	Cumulus Media (a)	12,060
	Radio Stations in Small Cities
1,541,000	Salem Communications (b)	10,155
	Radio Stations for Religious Programming
1,400,000	Saga Communications (a)(b)	8,246
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	4,440
	Spanish Language Radio Stations
		34,901
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (a)	19,575
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	14,035
	Mid Market Affiliated TV Stations
		33,610
	> Advertising 0.1%
1,250,000	VisionChina Media (China) (a)	10,625
	Advertising on Digital Screens in China's Mass Transit System
		10,625
Information: Total		5,218,950
Industrial Goods & Services 17.8%
	> Machinery 6.5%
5,000,000	Ametek	234,200
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	194,796
	Industrial Air Filtration
3,500,000	Clarcor (b)	132,895
	Mobile & Industrial Filters
2,850,000	Pentair	99,209
	Pumps & Water Treatment

Number of Shares		Value (000)
1,814,000	Mine Safety Appliances (b)	$94,092
	Safety Equipment
1,696,000	Kaydon (b)	92,500
	Specialized Friction & Motion Control Products
2,250,000	Pall	90,720
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (a)(b)	87,868
	Automatic Electric Meter Readers
1,250,000	Nordson	72,450
	Dispensing Systems for Adhesives & Coatings
2,700,000	Goodman Global (a)	66,258
	HVAC Equipment Manufacturer
1,100,000	Toro	59,884
	Turf Maintenance Equipment
900,000	Oshkosh Truck	42,534
	Specialty Truck Manufacturer
573,000	MOOG (a)	26,249
	Motion Control Products for Aerospace, Defense & Industrial Markets
360,000	Union Tool (Japan)	11,907
	Precision Drill Bit Manufacturer
		1,305,562
	> Other Industrial Services 2.9%
5,500,000	Expeditors International of Washington	245,740
	International Freight Forwarder
1,900,000	Forward Air (b)	59,223
	Freight Transportation Between Airports
2,500,000	UTI Worldwide	49,000
	Global Logistics & Freight Forwarding
2,300,000	TrueBlue (a)(b)	33,304
	Temporary Manual Labor
2,000,000	American Reprographics (a)	32,960
	Document Management & Logistics
2,000,000	American Commercial Lines (a)	32,480
	Operator/Builder of Inland Barges
1,750,000	Mobile Mini (a)(b)	32,445
	Portable Storage Units Leasing
1,122,000	Imtech (Netherlands)	27,576
	Engineering & Technical Services
600,000	G&K Services	22,512
	Uniform Rental
1,100,000	Intertek Testing (United Kingdom)	21,566
	Testing, Inspection, Certification Services
615,000	TAL International Group	14,004
	Intermodal Freight Containers Leasing
		570,810
	> Industrial Materials & Specialty Chemicals 1.8%
530,000	Novozymes (Denmark)	59,818
	Industrial Enzymes
1,260,000	Albany International	46,746
	Paper Machine Clothing & Advanced Textiles
23,000	Sika (Switzerland)	43,234
	Chemicals for Construction & Industrial Applications
600,000	Greif	39,222
	Industrial Packaging
1,378,000	Drew Industries (a)(b)	37,757
	RV & Manufactured Home Components

See accompanying notes to financial statements.

22

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
195,000	Sociedad Quimica y Minera de Chile (Chile)	$34,466
	Producer of Specialty Fertilizers, Lithium & Iodine
500,000	Cytec Industries	30,790
	Aerospace Composites & Specialty Chemical
334,000	Carbone Lorraine (France)	23,015
	Advanced Industrial Materials
2,850,000	Kansai Paint (Japan)	20,673
	Paint Producer in Japan, India, China & Southeast Asia
441,384	Koninklijke TenCate (Netherlands)	13,644
	Advanced Textiles & Industrial Fabrics
300,000	Aptargroup	12,273
	Dispensing Systems for Consumer Products & Pharmaceuticals
622,187	Wavin (Netherlands)	8,230
	Largest European Plastic Pipe Systems Company
		369,868
	> Industrial Distribution 1.7%
1,300,000	WW Grainger	113,776
	Industrial Distribution
1,925,000	Airgas	100,312
	Industrial Gas Distributor
2,375,000	Watsco (b)	87,305
	HVAC Distribution
1,700,000	Interline Brands (a)(b)	37,247
	Industrial Distribution
		338,640
	> Construction 1.3%
750,000	Martin Marietta Materials	99,450
	Aggregates
775,000	Vulcan Materials	61,294
	Aggregates, Concrete & Asphalt
2,200,000	Simpson Manufacturing	58,498
	Wall Joint Maker
450,000	Texas Industries	31,545
	Aggregates, Cement & Concrete
413,100	Kingspan Group (Ireland)	6,226
	Building Insulation & Environmental Containers
		257,013
	> Electrical Components 1.0%
950,000	Genlyte Group (a)	90,440
	Commercial Lighting Fixtures
701,000	Acuity Brands	31,545
	Commercial Lighting Fixtures
750,000	Zumtobel (Austria)	26,921
	Lighting Systems
1,125,000	Ushio (Japan)	24,692
	Industrial Light Sources
700,000	Legrand (France)	23,776
	Electrical Components
		197,374
	> Conglomerates 1.0%
4,845,000	Hexagon (Sweden)	99,911
	Measurement Equipment & Polymers

Number of Shares		Value (000)
2,758,309	Aalberts Industries (Netherlands)	$54,367
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	41,443
	Electronic Parts & Ceramics
		195,721
	> Outsourcing Services 0.7%
2,300,000	Quanta Services (a)	60,352
	Electrical & Telecom Construction Services
2,025,000	Administaff (b)	57,267
	Professional Employer Organization
435,000	USG People (Netherlands)	11,661
	Temporary Staffing Services
600,000	GP Strategies (a)	6,390
	Training Programs
		135,670
	> Waste Management 0.5%
2,550,000	Waste Connections (a)	78,795
	Solid Waste Management
2,200,000	Allied Waste Industries (a)	24,244
	Solid Waste Management
		103,039
	> Steel 0.4%
2,860,000	Gibraltar Industries (b)	44,101
	Steel Processing & Building Products
135,000	Vallourec (France)	36,343
	Oil, Gas & Industrial Seamless Tubes
		80,444
Industrial Goods & Services: Total		3,554,141
Consumer Goods & Services 15.1%
	> Retail 3.5%
3,140,000	Abercrombie & Fitch	251,106
	Teen Apparel Retailer
4,850,000	Urban Outfitters (a)	132,211
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	95,214
	Multi-channel Branded Retailer
7,600,000	Chico's FAS (a)	68,628
	Women's Specialty Retailer
1,200,000	Gaiam (a)(b)	35,616
	Healthy Living Catalogs & E-Commerce
2,800,000	Christopher & Banks (b)	32,060
	Women's Apparel Retailer
1,223,000	AnnTaylor Stores (a)	31,260
	Women's Apparel Retailer
775,000	Genesco (a)	29,295
	Multi-concept Branded Footwear Retailer
1,564,000	RONA (Canada) (a)	27,019
	Leading Canadian Do-it-yourself Retailer
30,000	Lululemon Athletica (a)	1,421
	Premium Active Apparel Retailer
		703,830
	> Other Consumer Services 1.7%
2,000,000	ITT Educational Services (a)(b)	170,540
	Post-secondary Degree Services

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Other Consumer Services—continued
1,275,000	Weight Watchers International	$57,604
	Weight Loss Programs
1,120,000	NutriSystem (a)	30,218
	Weight Loss Programs
1,500,000	Universal Technical Institute (a)(b)	25,500
	Vocational Training
2,550,000	Princeton Review (a)(b)	21,242
	College Preparation Courses
2,100,000	Park24 (Japan)	16,172
	Parking Lot Operator
110,000	Pierre & Vacances (France)	15,197
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (a)	1,472
	Vocational Training
		337,945
	> Apparel 1.6%
7,330,000	Coach (a)	224,152
	Designer & Retailer of Branded Leather Accessories
3,000,000	Billabong International (Australia)	38,982
	Action Sports Apparel Brand Manager
1,069,000	Oxford Industries (b)	27,548
	Branded & Private Label Apparel
900,000	True Religion Apparel (a)	19,215
	Premium Denim
		309,897
	> Travel 1.6%
2,390,000	Vail Resorts (a)(b)	128,606
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	126,480
	Online Travel Services Company
1,300,000	Choice Hotels	43,160
	Franchisor of Budget Hotel Brands
601,000	Ambassadors Group	11,004
	Educational Student Travel Services
		309,250
	> Nondurables 1.4%
2,860,000	Scotts Miracle-Gro	107,021
	Consumer Lawn & Garden Products
1,010,000	Chattem (a)(b)	76,296
	Personal Care Products
2,500,000	Jarden (a)	59,025
	Branded Household Products
1,900,000	Helen of Troy (a)(b)	32,566
	Hair Dryers & Curling Irons
161,000	Church & Dwight	8,705
	Branded Household & Personal Care Products
		283,613
	> Furniture & Textiles 1.3%
4,000,000	Herman Miller (b)	129,560
	Office Furniture
2,000,000	HNI	70,120
	Office Furniture & Fireplaces
3,400,000	Knoll (b)	55,862
	Office Furniture
600,000	American Woodmark	10,908
	Kitchen Cabinet Manufacturer
		266,450

Number of Shares		Value (000)
	> Casinos & Gaming 1.2%
1,700,000	Penn National Gaming (a)	$101,235
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	95,418
	Regional Casino Operator
2,380,000	Intralot (Greece)	46,898
	Lottery & Gaming Systems & Services
226,000	Lakes Entertainment (a)	1,566
	Native American Casinos Development
		245,117
	> Leisure Products 1.0%
1,416,000	Speedway Motorsports	44,009
	Motorsports Racetrack Owner & Operator
1,025,000	International Speedway	42,209
	Largest Motorsports Racetrack Owner & Operator
1,050,000	Thor Industries	39,911
	RV & Bus Manufacturer
800,000	Harley-Davidson	37,368
	Motorcycles & Related Merchandise
640,000	Winnebago	13,453
	Premier Motorhome Maker
5,410,390	Ducati Motor (Italy) (a)	11,056
	Motorcycles & Related Merchandise
1,765,000	Fleetwood Enterprises (a)	10,555
	RV & Manufactured Home Maker
		198,561
	> Restaurants 0.6%
2,145,000	Sonic (a)	46,975
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	31,990
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	27,267
	Casual Dining Restaurants
1,800,000	AFC Enterprises (a)(b)	20,376
	Popeyes Restaurants
		126,608
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	70,864
	Alternative Beverages
1,000,000	IAWS Group (Ireland)	22,135
	Baked Goods
1,500,000	Smart Balance (a)	16,395
	Healthy Food Products
		109,394
	> Consumer Goods Distribution 0.3%
2,890,000	Pool (b)	57,309
	Distributor of Swimming Pool Supplies & Equipment
		57,309
	> Cruise Lines 0.1%
400,000	Carnival	17,796
	Largest Cruise Line
		17,796

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	$16,719
	Event Ticket Sales
		16,719
	> Other Durable Goods 0.1%
900,000	Champion Enterprises (a)	8,478
	Manufactured Homes
172,000	Cavco Industries (a)	5,821
	Higher End Manufactured Homes
		14,299
Consumer Goods & Services: Total		2,996,788
Finance 13.0%
	> Insurance 4.2%
3,965,000	HCC Insurance Holdings	113,716
	Specialty Insurance
2,390,000	Philadelphia Consolidated Holding (a)	94,047
	Specialty Insurance
1,748,000	Leucadia National	82,331
	Insurance Holding Company
6,500,000	Conseco (a)	81,640
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Assurant	80,280
	Specialty Insurance
149,000	Markel (a)	73,174
	Specialty Insurance
1,600,000	Delphi Financial Group	56,448
	Group Employee Benefit Products & Services
1,000,000	Endurance Specialty Holdings	41,730
	Commercial Lines Insurance/Reinsurance
995,000	Protective Life	40,815
	Life Insurance
740,000	Stancorp Financial Group	37,281
	Group Life & Disability Insurance
1,420,000	Selective Insurance Group	32,646
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	28,840
	Commercial Lines Insurance/Reinsurance
600,000	National Financial Partners	27,366
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
2,000,000	Meadowbrook Insurance Group (a)(b)	18,820
	Specialty Insurance Products & Services
280,000	April Group (France)	18,796
	Insurance Policy Construction
500,000	Stewart Information Services	13,045
	Title Company
		840,975
	> Banks 3.0%
3,500,000	BOK Financial (b)	180,950
	Tulsa Based S.W. Bank
3,511,000	Associated Banc-Corp	95,113
	Midwest Bank
4,246,000	Glacier Bancorp (b)	79,570
	Mountain States Bank
1,222,000	Chittenden	43,528
	New England Bank

Number of Shares		Value (000)
1,240,000	MB Financial	$38,229
	Chicago Bank
1,800,000	TCF Financial	32,274
	Great Lakes Bank
1,437,000	West Coast Bancorp (b)	26,584
	Portland Small Business Bank
530,000	First Financial Bankshares	19,955
	West Texas Bank
900,000	TriCo Bancshares (b)	17,370
	California Central Valley Community Bank
1,312,000	West Bancorporation (b)	17,108
	Des Moines Commercial Bank
614,000	Great Southern Bancorp	13,483
	Missouri Real Estate Lender
643,000	Valley National Bancorp	12,256
	New Jersey/New York Bank
400,000	First Mutual Bancshares (b)	10,572
	Seattle Community Bank
450,000	First Busey	8,937
	Illinois Bank
135,000	Greene County Bancshares	2,592
	Tennessee Bank
		598,521
	> Brokerage & Money Management 2.4%
4,805,000	Eaton Vance	218,195
	Specialty Mutual Funds
6,168,000	SEI Investments	198,425
	Mutual Fund Administration & Investment Management
1,181,800	Bovespa (Brazil) (a)	22,773
	Brazil Equity & Derivative Exchange
450,000	Investment Technology Group (a)	21,415
	Electronic Trading
550,000	KBW (a)	14,075
	Investment Bank to Financial Industry
400,000	Cohen & Steers	11,988
	Top REIT Fund Manager
		486,871
	> Savings & Loans 2.0%
11,585,000	People's United	206,213
	Connecticut Savings & Loan
1,350,000	Housing Development Finance (India)	96,864
	Indian Mortgage Lender
2,725,000	Washington Federal	57,525
	Traditional Thrift
774,000	Anchor Bancorp Wisconsin	18,204
	Wisconsin Thrift
200,000	Downey Financial	6,222
	Option Arm Lender
360,000	Provident New York Bancorp	4,651
	New York State Thrift
		389,679
	> Finance Companies 1.4%
7,235,000	AmeriCredit (a)(b)	92,536
	Auto Lending
1,675,000	World Acceptance (a)(b)	45,191
	Personal Loans
1,700,000	McGrath Rentcorp (b)	43,775
	Temporary Space & IT Rentals

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Finance Companies—continued
771,000	GATX	$28,280
	Rail Car Lessor
1,500,000	CAI International (a)(b)	15,780
	International Container Leasing & Management
1,100,000	Marlin Business Services (a)(b)	13,266
	Small Equipment Leasing
850,000	Electro Rent	12,623
	Test & Measurement Rentals
600,000	H & E Equipment Services (a)	11,328
	Heavy Equipment Leasing
500,000	Rent-A-Center (a)	7,260
	Rent to Own
250,000	Aaron Rents	4,810
	Rent to Own
		274,849
Finance: Total		2,590,895
Energy & Minerals 10.9%
	> Oil Services 5.2%
5,640,000	FMC Technologies (a)	319,788
	Oil & Gas Wellhead Manufacturer
3,900,000	Fugro (Netherlands) (b)	298,939
	Oilfield Services
1,200,000	Atwood Oceanics (a)	120,288
	Offshore Drilling Contractor
1,675,000	Dresser-Rand Group (a)	65,409
	Largest Manufacturer of Compressors
1,804,000	Tesco (a)	51,721
	Developing New Well Drilling Technologies
1,283,100	ShawCor (Canada)	45,944
	Oil & Gas Pipeline Products
1,988,000	Tetra Technologies (a)	30,953
	U.S. Based Service Company with Life of Field Approach
706,000	CARBO Ceramics	26,263
	Natural Gas Well Stimulants
600,000	Rowan	23,676
	Offshore Drilling Contractor
640,200	SBM Offshore (Netherlands)	20,081
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
195,000	Exterran Holdings (a)	15,951
	Natural Gas Compressor Rental & Fabrication
1,580,000	Enerflex Systems (Canada)	14,264
	Natural Gas Compresser Rental & Fabrication
		1,033,277
	> Oil & Gas Producers 4.9%
2,700,000	Ultra Petroleum (a)	193,050
	Oil & Gas Producer
3,125,000	XTO Energy	160,500
	Oil & Gas Producer
2,400,000	Equitable Resources	127,872
	Natural Gas Producer & Utility
1,800,000	Southwestern Energy (a)	100,296
	Oil & Gas Producer
1,656,000	Carrizo Oil & Gas (a)(b)	90,666
	Explores for Natural Gas & Crude Oil

Number of Shares		Value (000)
1,500,000	Range Resources	$77,040
	Oil & Gas Producer
4,000,000	Talisman Energy (Canada)	74,533
	Oil & Gas Producer
4,629,000	Tullow Oil (United Kingdom)	59,726
	Oil & Gas Producer
1,400,000	Denbury Resources (a)	41,650
	Oil Producer Using Co2 Injection
15,000,000	Petro Rubiales Energy (Canada) (a)	22,038
	Oil Production & Exploration in Colombia
1,300,000	Pacific Stratus Energy (Canada) (a)	16,149
	Oil & Gas Exploration in Colombia
2,750,000	Vaalco Energy (a)	12,787
	Oil & Gas Producer
100,000	St. Mary Land & Exploration	3,861
	Oil & Gas Producer
		980,168
	> Mining 0.7%
7,725,000	Uranium One (South Africa) (a)	69,114
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
2,900,000	Jubilee Mines (Australia)	57,636
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (a)	10,943
	Copper Mine Project in Mongolia
		137,693
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	19,475
	Natural Gas Distribution, Pipeline Processing & Trading
		19,475
Energy & Minerals: Total		2,170,613
Health Care 8.4%
	> Biotechnology & Drug Delivery 2.3%
4,000,000	BioMarin (a)	141,600
	Biotech Focused on Orphan Diseases
655,000	Alexion Pharmaceuticals (a)	49,145
	Biotech Focused on Orphan Diseases
2,550,000	PDL BioPharma (a)	44,676
	Proprietary Monoclonal Antibodies
3,720,000	Seattle Genetics (a)(b)	42,408
	Antibody-based Therapies for Cancer
865,000	Amylin (a)	32,005
	Biotech Company Focused on Diabetes & Obesity
2,550,000	Medarex (a)	26,571
	Humanized Antibodies
550,000	Myriad Genetics (a)	25,531
	Drugs/Diagnostics Hybrid
2,660,000	Array Biopharma (a)(b)	22,397
	Drugs for Cancer & Inflammatory Diseases
2,500,000	Arena Pharmaceuticals (a)	19,575
	Novel Drug Targeting Technology
1,650,000	Nektar Therapeutics (a)	11,071
	Drug Delivery Technologies
2,520,000	Decode Genetics (a)	9,274
	Drugs for Heart Attack, Asthma & Vascular Disease

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
1,675,000	Pharmacopeia (a)(b)	$7,990
	Biotech Company with Broad Early-stage Pipeline
2,300,000	Neurogen (a)(b)	7,935
	Development-stage Biotech Focused on Neurology
2,035,000	Lexicon Genetics (a)	6,166
	Drug Discovery
1,025,000	Nuvelo (a)	1,876
	Development-stage Biotech Focused on Cardiovascular/Cancer
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	488
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	251
	High Throughput Rational Drug Design
1,249,999	Perlegen Sciences (a)(c)	400
	Large Scale Gene Sequencing
97,000	La Jolla Pharmaceutical (a)	380
	Lupus Treatment
359,944	MicroDose Technologies (a)(c)	288
	Drug Inhaler Development
		450,027
	> Medical Equipment & Devices 2.1%
1,648,000	Hologic (a)	113,119
	Diagnostic & Medical Imaging Equipment for Women's Health
1,330,000	Orthofix International (a)(b)	77,100
	Bone Fixation & Stimulation Devices
1,000,000	Edwards Lifesciences (a)	45,990
	Heart Valves
870,000	Vital Signs (b)	44,474
	Anesthesia, Respiratory & Sleep Products
700,000	Haemonetics (a)	44,114
	Blood & Plasma Collection Equipment
725,000	Illumina (a)	42,963
	Leading Tools & Service Provider for Genetic Analysis
435,000	Kinetic Concepts (a)	23,299
	Wound Healing & Tissue Repair
552,000	Advanced Medical Optics (a)	13,541
	Medical Devices for Eye Care
		404,600
	> Health Care Services 1.6%
1,245,000	Charles River Laboratories (a)	81,921
	Pharmaceutical Research
1,650,000	Rhoen-Klinikum (Germany)	51,605
	Health Care Services
1,300,000	Lincare Holdings (a)	45,708
	Home Health Care Services
2,250,000	PSS World Medical (a)	44,032
	Medical Supplies
3,000,000	Eresearch Technology (a)(b)	35,460
	Clinical Research Services
1,177,000	OPG Groep (Netherlands)	32,519
	Health Care Supplies & Pharmacies
900,000	Omnicare	20,529
	Pharmacy Services for Nursing Homes

Number of Shares		Value (000)
600,000	Healthcare Services Group	$12,708
	Outsourced Services to Long-term Care Industry
		324,482
	> Medical Supplies 1.4%
1,090,000	Henry Schein (a)	66,926
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	50,916
	Distribution of Medical Supplies
1,250,000	ICU Medical (a)(b)	45,013
	Intravenous Therapy Products
1,775,000	QIAGEN (Netherlands) (a)	37,364
	Life Science Company; DNA/RNA Purification
486,000	Techne (a)	32,100
	Cytokines, Antibodies & other Reagents for Life Science
700,000	Cooper	26,600
	Contact Lens Manufacturer
790,000	Meridian Biosciences	23,763
	Niche Diagnostics/Life Science Company
		282,682
	> Pharmaceuticals 1.0%
1,115,000	Cephalon (a)	80,012
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,090,000	MGI Pharma (a)	44,178
	Specialty Pharmaceuticals for Oncology & Acute Care
1,000,000	Medicis Pharmaceutical	25,970
	Specialty Pharmaceuticals for Dermatology
3,100,000	United Drug (Ireland)	17,876
	Irish Pharmaceutical Wholesaler & Outsourcer
4,000,000	QLT (a)(b)	17,680
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
1,200,000	Collagenex Pharmaceuticals (a)(b)	11,460
	Specialty Pharmaceuticals for Dermatology
1,780,000	Barrier Therapeutics (a)(b)	7,013
	Specialty Pharmaceuticals for Dermatology
		204,189
Health Care: Total		1,665,980
Other Industries 4.5%
	> Real Estate 2.9%
2,180,000	Gaylord Entertainment (a)(b)	88,225
	Convention Hotels
860,000	Federal Realty Investment Trust	70,649
	Shopping Centers
4,500,000	DiamondRock Hospitality	67,410
	Hotel Owner
1,398,000	Forest City Enterprises, Class B (b)	62,267
	Commercial & Residential Property Developer
650,000	SL Green Realty	60,749
	Manhattan Office Buildings
1,320,000	General Growth Properties	54,358
	Regional Shopping Malls
635,000	Macerich Company	45,123
	Regional Shopping Malls
850,000	Digital Realty Trust	32,615
	Technology-focused Office Buildings

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,720,000	Kite Realty Group (b)	$26,264
	Community Shopping Centers
900,000	American Campus Communities	24,165
	Student Housing
628,000	Parkway Properties	23,223
	Office Buildings
1,000,000	BioMed Realty Trust	23,170
	Life Science-focused Office Buildings
8,200	Kenedix (Japan)	13,194
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		591,412
	> Transportation 1.3%
3,000,000	JB Hunt Transport Services	82,650
	Truck & Intermodal Carrier
826,200	Grupo Aeroportuario del Surest (Mexico)	50,580
	Cancun & Cozumel Airport Operator
3,000,000	Heartland Express	42,540
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	41,007
	Chinese Toll Road Operator
7,820,000	China Shipping Development (China)	20,393
	China's Dominant Shipper for Oil & Coal
956,000	Rush Enterprises (a)	17,380
	Truck Distribution
		254,550
	> Regulated Utilities 0.3%
1,800,000	Northeast Utilities	56,358
	Regulated Electric Utility
		56,358
Other Industries: Total		902,320
Total Equities: 95.9% (Cost: $12,297,767)		19,099,687
Short-Term Obligations 4.2%
$100,000	Hewlett Packard (e) 4.23% Due 1/07/08 – 1/08/08	99,924
80,000	Nestle Capital (e) 4.15% Due 1/11/08 – 1/24/08	79,862
50,000	Emerson Electric (e) 4.20% Due 1/02/08	49,994
	General Electric Capital:
50,000	4.10% Due 1/03/08	49,989
50,000	4.20% Due 1/17/08	49,907
	Hershey Foods: (e)
50,000	4.48% Due 1/07/08	49,963
20,000	4.23% Due 1/08/08	19,984

Principal Amount (000)		Value (000)
	Toyota Motor Credit:
$50,000	4.18% Due 1/09/08	$49,954
25,000	4.15% Due 1/04/08	24,991
25,000	4.20% Due 1/18/08	24,950
	United Parcel Service: (e)
50,000	4.36% Due 1/10/08	49,945
50,000	4.365% Due 1/11/08	49,939
50,000	Caterpillar Finance 4.22% Due 1/14/08	49,924
41,635	Genentech (e) 4.26% Due 1/18/08	41,551
41,100	IBM International Group (e) 4.39% Due 1/11/08	41,050
19,925	IBM Corporation (e) 4.21% Due 1/02/08	19,923
19,000	Nestle Finance 4.40% Due 1/11/08	18,977
10,000	Walgreen Co. (e) 4.20% Due 1/02/08	9,999
57,143	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by U.S. Government Agency Obligations with various maturities to 7/18/16, market value $58,287 (repurchase proceeds $57,153)	57,143
(Amortized Cost: $837,969)		837,969
Total Investments: 100.1% (Cost: $13,135,736)(f)(g)		19,937,656
Cash and Other Assets Less Liabilities: (0.1)%		(16,310)
Total Net Assets: 100%		$19,921,346

See accompanying notes to financial statements.

28

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
Actuate	6,000,000	-	1,000,000	5,000,000	$38,850	$-
Administaff	1,670,000	355,000	-	2,025,000	57,267	839
AFC Enterprises	1,600,000	200,000	-	1,800,000	20,376	-
Agile Software*	3,500,000	-	3,500,000	-	-	-
AmeriCredit	6,500,000	735,000	-	7,235,000	92,536	-
Anchor Bancorp Wisconsin*	1,178,000	-	404,000	774,000	18,204	680
AnswerThink	4,600,000	-	-	4,600,000	22,264	-
Array Biopharma	1,780,000	880,000	-	2,660,000	22,397	-
Bally Technologies	3,500,000	-	350,000	3,150,000	156,618	-
Barrier Therapeutics	1,321,000	459,000	-	1,780,000	7,013	-
Belden CDT	1,945,000	335,000	-	2,280,000	101,460	430
BOK Financial	2,605,000	895,000	-	3,500,000	180,950	2,322
CAI International	-	1,500,000	-	1,500,000	15,780	-
Carrizo Oil & Gas	-	1,656,000	-	1,656,000	90,666	-
Chattem	1,010,000	-	-	1,010,000	76,296	-
Chico's FAS*	7,080,000	2,050,000	1,530,000	7,600,000	68,628	-
Christopher & Banks	3,743,000	-	943,000	2,800,000	32,060	842
Clarcor	3,500,000	-	-	3,500,000	132,895	1,041
Cogent Communications	1,000,000	1,836,000	-	2,836,000	67,241	-
Collagenex Pharmaceuticals	830,000	370,000	-	1,200,000	11,460	-
Concur Technologies*	2,131,000	-	731,000	1,400,000	50,694	-
Cytokinetics*	2,000,000	-	2,000,000	-	-	-
Dobson Communications*	8,000,000	-	8,000,000	-	-	-
Donaldson	3,600,000	600,000	-	4,200,000	194,796	1,506
Drew Industries	1,228,000	150,000	-	1,378,000	37,757	-
Enerflex Systems*	2,280,000	8,100	708,100	1,580,000	14,264	1,316
Epicor	-	3,500,000	-	3,500,000	41,230	-
Eresearch Technology	2,300,000	700,000	-	3,000,000	35,460	-
ESCO Technologies	2,200,000	-	-	2,200,000	87,868	-
Excel Technology	625,000	110,000	-	735,000	19,918	-
FARO Technologies	-	1,044,000	-	1,044,000	28,376	-
First Mutual Bancshares	400,000	-	-	400,000	10,572	144
Fleetwood Enterprises*	4,690,000	1,000,000	3,925,000	1,765,000	10,555	-
Forest City Enterprises, Class B	1,398,000	-	-	1,398,000	62,267	419
Forward Air	1,900,000	-	-	1,900,000	59,223	532
Fugro	2,928,301	971,699	-	3,900,000	298,939	3,860
Gaiam	1,200,000	-	-	1,200,000	35,616	-
Gaylord Entertainment	1,760,000	420,000	-	2,180,000	88,225	-
Genlyte Group*	1,963,000	637,000	1,650,000	950,000	90,440	-
Gibraltar Industries	2,860,000	-	-	2,860,000	44,101	715
Glacier Bancorp	4,080,000	166,000	-	4,246,000	79,570	2,021
Helen of Troy	1,800,000	100,000	-	1,900,000	32,566	-
Herman Miller	2,068,000	1,932,000	-	4,000,000	129,560	1,186
Highland Hospitality*	5,850,000	-	5,850,000	-	-	1,346
HNI*	2,550,000	-	550,000	2,000,000	70,120	1,758
ICU Medical	1,083,000	167,000	-	1,250,000	45,013	-
iGate	5,000,000	-	-	5,000,000	42,350	-
II-VI	2,025,000	375,000	-	2,400,000	73,320	-
Interline Brands	-	1,700,000	-	1,700,000	37,247	-
Indus International (merged into Vista Equity)*	5,600,000	-	5,600,000	-	-	-
ITT Educational Services	2,250,000	-	250,000	2,000,000	170,540	-
IXYS	1,905,000	-	-	1,905,000	15,278	-
JDA Software*	1,490,000	-	1,490,000	-	-	-
Kaydon	1,100,000	596,000	-	1,696,000	92,500	693
Kenexa	828,000	1,597,000	-	2,425,000	47,094	-
Kite Realty Group	1,720,000	-	-	1,720,000	26,264	1,359
Knoll	1,809,000	1,591,000	-	3,400,000	55,862	1,180

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
Kronos (merged into Helman & Friedman)*	2,750,000	-	2,750,000	-	$-	$-
LCA-Vision*	1,125,000	-	1,125,000	-	-	608
Littelfuse	1,135,000	285,000	-	1,420,000	46,803	-
Marchex	-	1,700,000	-	1,700,000	18,462	59
Marlin Business Services	685,000	415,000	-	1,100,000	13,266	-
McGrath Rentcorp	1,212,000	488,000	-	1,700,000	43,775	938
Meadowbrook Insurance Group	-	2,000,000	-	2,000,000	18,820	-
Mine Safety Appliances	1,900,000	-	86,000	1,814,000	94,092	1,558
Mobile Mini	1,650,000	100,000	-	1,750,000	32,445	-
Navigant Consulting	1,900,000	600,000	-	2,500,000	34,175	-
Neurogen	655,000	1,645,000	-	2,300,000	7,935	-
Orthofix International	942,500	387,500	-	1,330,000	77,100	-
Oxford Industries	919,000	150,000	-	1,069,000	27,548	743
Pharmacopeia	-	1,675,000	-	1,675,000	7,990	-
Pinnacle Entertainment	3,200,000	850,000	-	4,050,000	95,418	-
Pool	2,500,000	390,000	-	2,890,000	57,309	1,329
Princeton Review	2,550,000	-	-	2,550,000	21,242	-
ProQuest*	2,000,000	-	2,000,000	-	-	-
QLT	2,500,000	1,500,000	-	4,000,000	17,680	-
Quality Systems	-	1,510,000	-	1,510,000	46,040	348
Radiant Systems	2,500,000	-	-	2,500,000	43,075	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	31,990	-
Saga Communications	1,400,000	-	-	1,400,000	8,246	-
Salem Communications	1,541,000	-	-	1,541,000	10,155	647
Sanmina-SCI	10,000,000	19,500,000	-	29,500,000	53,690	-
Seachange International*	1,875,000	-	1,875,000	-	-	-
Seattle Genetics	2,300,000	1,420,000	-	3,720,000	42,408	-
Shuffle Master	2,430,000	-	-	2,430,000	29,136	-
SkillSoft	9,500,000	-	-	9,500,000	90,820	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	4,440	-
Spartech*	2,700,000	-	2,700,000	-	-	1,008
Supertex	690,000	340,000	130,000	900,000	28,161	-
Switch & Data Facilities	-	2,000,000	-	2,000,000	32,040	-
Time Warner Telecom	4,500,000	3,500,000	-	8,000,000	162,320	-
TriCo Bancshares	-	900,000	-	900,000	17,370	219
TrueBlue	-	2,300,000	-	2,300,000	33,304	-
Tumbleweed Communications*	3,500,000	-	3,500,000	-	-	-
United America Indemnity*	1,550,000	-	1,550,000	-	-	-
Universal Technical Institute	1,500,000	-	-	1,500,000	25,500	-
Vaalco Energy*	3,200,000	-	450,000	2,750,000	12,787	-
Vail Resorts	2,390,000	-	-	2,390,000	128,606	-
Viad	-	1,453,000	-	1,453,000	45,886	70
Vital Signs	870,000	-	-	870,000	44,474	339
Voyager Learning	-	2,000,000	-	2,000,000	14,300	-
Watsco	2,375,000	-	-	2,375,000	87,305	3,111
West Bancorporation	949,000	363,000	-	1,312,000	17,108	740
West Coast Bancorp	1,320,000	117,000	-	1,437,000	26,584	669
Witness Systems*	2,500,000	-	2,500,000	-	-	-
World Acceptance	1,500,000	175,000	-	1,675,000	45,191	-
TOTAL OF AFFILIATED TRANSACTIONS	230,096,801	76,399,299	57,147,100	249,349,000	$5,035,542	$36,575

*  At December 31, 2007, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $3,677,369 and $5,035,542 respectively. Investments in affiliate companies represented 25.3% of the Fund's total net assets at December 31, 2007.

See accompanying notes to financial statements.

30

> Notes to Statement of Investments (dollar values in thousands)

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $1,427 which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$400
Locus Pharmaceuticals, Series A-1 Pfd.	9/5/01	187,500	7,500	488
MicroDose Technologies	11/24/00	359,944	2,005	288
Locus Pharmaceuticals, Series B-1 Pfd.	2/8/07	96,644	280	251
Security Capital European Realty	8/20/98-11/12/99	37,407	205	-
			$14,490	$1,427

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $512,134, which represented 2.6% of net assets.

(f)  At December 31, 2007, for federal income tax purposes cost of investments was $13,141,866 and net unrealized appreciation was $6,795,790 consisting of gross unrealized appreciation of $7,838,307 and gross unrealized depreciation of $1,042,517.

(g)  On December 31, 2007, the market value of foreign securities represented 11.63% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$467,017	2.34%
Canada	210,890	1.06
Japan	202,524	1.02
France	189,368	0.95
Germany	111,674	0.56
China	110,189	0.55
United Kingdom	103,427	0.52
Sweden	99,911	0.50
India	96,864	0.49
Australia	96,618	0.48
Hong Kong	92,641	0.47
South Africa	69,114	0.35
Denmark	59,818	0.30
	Value	Percent
Mexico	$50,580	0.25%
Israel	48,940	0.25
Greece	46,898	0.24
Ireland	46,237	0.23
Switzerland	43,234	0.22
Singapore	36,564	0.18
Chile	34,466	0.17
Austria	26,921	0.14
Taiwan	23,983	0.12
Brazil	22,773	0.11
Spain	14,875	0.07
Italy	11,056	0.06
Luxembourg	-	-
Total Foreign Portfolio	$2,316,582	11.63%

See accompanying notes to financial statements.

31

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Europe
> France
Neopost	160,000	280,000
Sperian Protection	190,000	225,000
> Netherlands
SBM Offshore	450,000	475,300
Vopak	0	450,000
> Germany
CTS Eventim	750,000	850,000
Hamburger Hafen und Logistik	0	275,000
MPC Muechmeyer Petersen Capital	330,000	400,000
Rational	140,000	155,000
Vossloh	250,000	300,000
> United Kingdom
Detica	2,375,000	3,000,000
Informa Group	2,400,000	3,000,000
Intertek Testing	1,000,000	1,600,000
> Sweden
Securitas Systems	8,900,000	10,400,000
> Ireland
Grafton Group	1,040,000	1,200,000
Kingspan Group	665,000	845,000
United Drug	8,416,000	8,840,000
> Italy
Cobra Automotive	0	580,000
> Austria
Wienerberger	400,000	549,332
Zumtobel	1,052,000	1,200,000
Asia
> Japan
Casio Computer	0	1,950,000
Hirose Electric	72,000	175,000
OSG	0	1,800,000
Point	200,000	273,000
SYSMEX	440,000	536,000
Topcon	1,300,000	1,700,000
Unicharm PetCare	329,300	373,000
Union Tool	500,000	608,000
Yusen Air & Sea Service	1,344,000	1,580,000
> China
Fu Ji Food & Catering Services	7,500,000	9,300,000
Lenovo Group	48,430,000	55,730,000
Sinotrans	0	30,500,000
VisionChina Media	0	556,500
Xinyu Hengdeli	30,890,000	34,000,000

	Number of Shares
	09/30/07	12/31/07
Asia—continued
> South Korea
JVM	0	116,500
Mirae Asset Securities	0	57,700
Woongjin Coway	977,000	1,192,000
> Hong Kong
Hong Kong Aircraft Engineering	0	700,000
Lifestyle International	10,000,000	12,750,000
> Singapore
ComfortDelGro	17,000,000	20,000,000
OLAM	4,000,000	10,000,000
> Taiwan
Everlight Electronics	3,604,723	7,004,722
Formosa International Hotels	795,826	1,995,826
GeoVision	0	1,500,000
Other Countries
> United States
Decode Genetics	0	1,135,000
Tesco	379,239	450,000
> Australia
Australian Stock Exchange	750,000	850,000
Sino Gold	5,480,000	5,843,650
> South Africa
Mr. Price	4,460,000	7,600,000
> Canada
CCL	0	127,100
> New Zealand
Sky City Entertainment	5,773,789	5,932,812
Latin America
> Brazil
BM&F	0	1,010,100
Bovespa	0	2,000,000
Localiza Rent A Car	2,000,000	3,000,000
> Mexico
Financiera Independencia	0	6,000,000
Megacable	0	4,000,000

See accompanying notes to financial statements.

32

	Number of Shares
	09/30/07	12/31/07
Sales
Europe
> France
Carbone Lorraine	600,000	534,000
> Netherlands
USG People	705,000	410,000
> Germany
Deutsche Boerse	250,000	125,000
> Switzerland
Nobel Biocare Holding	165,000	110,000
Synthes	360,000	300,000
> United Kingdom
BBA Group	3,007,000	0
Tullow Oil	3,255,691	1,798,000
> Russia
RosBusinessConsulting	486,000	473,671
> Poland
Central European Distribution	1,125,500	830,000
Asia
> Japan
Ito En	718,000	500,000
Nagaileben	123,900	64,000
USS	430,000	293,000
> China
China Shipping Development	23,547,000	21,318,000
> South Korea
Taewoong	444,000	337,000
> Hong Kong
Hong Kong Exchanges and Clearing	4,000,000	2,500,000
> India
Housing Development Finance	1,300,000	1,000,000
> Taiwan
Advantech	7,306,757	4,145,000

	Number of Shares
	09/30/07	12/31/07
Other Countries
> United States
Atwood Oceanics	865,000	725,000
> Canada
Talisman Energy	865,000	0
Latin America
> Brazil
Natura Cosmeticos	2,500,000	1,500,000
> Mexico
Consorcio ARA	18,000,000	0

See accompanying notes to financial statements.

33

Columbia Acorn International

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 95.2%
Europe 49.4%
	> France 8.6%
3,000,000	SES Global	$78,666
	Satellite Broadcasting Services
500,000	Iliad	53,417
	Alternative Internet & Telecoms Provider
375,000	Norbert Dentressangle	39,157
	Transport
380,000	Rubis	37,077
	Tank Storage & LPG Supplier
534,000	Carbone Lorraine	36,796
	Advanced Industrial Materials
280,000	Neopost	28,752
	Postage Meter Machines
206,000	Pierre & Vacances	28,460
	Vacation Apartment Lets
656,700	Trigano	28,362
	Leisure Vehicles & Camping Equipment
240,000	Eurofins Scientific	27,812
	Food Screening & Testing
225,000	Sperian Protection	25,590
	Safety Equipment
700,000	Legrand	23,776
	Electrical Components
350,000	April Group	23,495
	Insurance Policy Construction
251,000	Imerys	20,554
	Industrial Minerals Producer
410,000	Meetic (a)	17,905
	Dating Services
100,000	Ciments Francais	17,121
	Leading French & Emerging Markets Cement Producer
1,100,000	Hi-Media	9,683
	Leading Online Advertiser in Europe
		496,623
	> Netherlands 8.0%
1,406,155	Fugro	107,783
	Oilfield Services
686,800	Smit Internationale	69,933
	Harbor & Offshore Towage & Marine Services
1,385,000	Unit 4 Agresso (b)	39,345
	Business & Security Software
1,947,042	Aalberts Industries	38,377
	Flow Control & Heat Treatment
1,437,000	Imtech	35,317
	Engineering & Technical Services
1,096,000	Koninklijke TenCate	33,878
	Advanced Textiles & Industrial Fabrics
489,000	Boskalis Westminster	29,706
	Dredging & Maritime Contractor
450,000	Vopak	25,454
	World's Largerst Operator of Petroleum & Chemical Storage Terminals
833,000	OPG Groep	23,015
	Health Care Supplies & Pharmacies
1,525,000	Wavin	20,172
	Largest European Plastic Pipe Systems Company

Number of Shares		Value (000)
800,000	QIAGEN (a)	$17,181
	Life Science Company; DNA/RNA Purification
475,300	SBM Offshore	14,909
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
410,000	USG People	10,991
	Temporary Staffing Services
		466,061
	> Germany 6.7%
1,800,000	Rhoen-Klinikum	56,296
	Health Care Services
500,000	Wincor Nixdorf	47,119
	Retail POS Systems & ATM Machines
310,987	Elringklinger	38,647
	Automobile Components
400,000	MPC Muechmeyer Petersen Capital	35,507
	Alternative Asset Manager
300,000	Vossloh	35,080
	Rail Infrastructure & Diesel Locomotives
850,000	CTS Eventim	32,670
	Event Ticket Sales
155,000	Rational	31,711
	Commercial Oven Manufacturer
125,000	Deutsche Boerse	24,673
	Trading, Clearing, Settlement Services for Financial Markets
275,000	Hamburger Hafen und Logistik (a)	24,526
	Terminal Operator at the Hamburg Port
525,000	GFK	21,026
	Market Research Services
918,000	Takkt	15,955
	Mail Order Retailer of Office & Warehouse Durables
7,500	Porsche	15,114
	Specialty Automobile Manufacturer
354,500	Deutsche Beteiligungs	11,088
	Private Equity Investment Management
		389,412
	> Switzerland 5.4%
600,000	Kuehne & Nagel	57,203
	Freight Forwarding/Logistics
140,000	Burckhardt Compression	45,243
	Gas Compression Pumps
24,000	Sika	45,114
	Chemicals for Construction & Industrial Applications
300,000	Synthes	37,082
	Products for Orthopedic Surgery
250,000	Geberit	34,083
	Plumbing Supplies
110,000	Nobel Biocare Holding	29,099
	Dental Implants & Ceramic Crowns
450,000	Schindler	28,766
	Elevator Manufacturer & Service Provider
25,000	Givaudan	24,020
	Fragrances & Flavors
400,000	Logitech International (a)	14,523
	Branded Peripheral Computer Devices
		315,133

See accompanying notes to financial statements.

34

Number of Shares		Value (000)
	> United Kingdom 5.4%
1,970,714	Expro International Group	$40,197
	Offshore Oilfield Services
2,500,000	Northgate	38,009
	Light Commercial Vehicle Rental Specialist
3,000,000	Smith & Nephew	34,491
	Medical Equipment & Supplies
1,600,000	Intertek Testing	31,370
	Testing, Inspection, Certification Services
7,000,000	Taylor Nelson Sofres	28,684
	Market Research
3,000,000	Informa Group	27,441
	Global Publisher & Event Organizer
4,230,000	RPS Group	26,806
	Environmental Consulting & Planning
640,000	Randgold Resources	23,763
	Gold Mining in Western Africa
1,798,000	Tullow Oil	23,199
	Oil & Gas Producer
1,002,000	Rotork	19,177
	Valve Actuators for Oil & Water Pipelines
3,000,000	Detica	13,082
	UK IT Services Company
650,000	Keller Group	8,504
	International Ground Engineering Specialist
		314,723
	> Sweden 2.9%
3,960,000	Hexagon	81,661
	Measurement Equipment & Polymers
10,400,000	Securitas Systems	36,691
	Commercial Security Installation & Service
3,135,000	SWECO	31,359
	Engineering Consultants
2,265,000	Nobia	20,083
	Kitchen Cabinet Manufacturing & Distribution
		169,794
	> Ireland 2.3%
8,840,000	United Drug	50,975
	Irish Pharmaceutical Wholesaler & Outsourcer
1,800,000	IAWS Group	39,844
	Baked Goods
600,000	Paddy Power	19,739
	Irish Betting Services
845,000	Kingspan Group	12,735
	Building Insulation & Environmental Containers
1,200,000	Grafton Group (a)	9,431
	Builders Materials Wholesaling & Do-it-yourself Retailing
		132,724
	> Italy 1.9%
9,100,000	CIR	33,430
	Italian Holding Company
12,531,048	Ducati Motor (a)	25,608
	Motorcycles & Related Merchandise
3,750,000	Amplifon	18,924
	Hearing Aid Retailer
1,243,000	GranitiFiandre	15,809
	Innovative Stoneware

Number of Shares		Value (000)
375,000	Sabaf	$12,117
	Supplier to White Goods Original Equipment Manufacturer
580,000	Cobra Automotive (a)	5,379
	Electronic Car Theft Protection
		111,267
	> Greece 1.3%
3,790,000	Intralot	74,681
	Lottery & Gaming Systems & Services
		74,681
	> Austria 1.3%
1,200,000	Zumtobel	43,074
	Lighting Systems
549,332	Wienerberger	30,345
	Bricks & Clay Roofing Tiles
		73,419
	> Spain 1.2%
400,000	Red Electrica de Espana	25,138
	Spanish Power Grid
600,000	Sogecable (a)	23,906
	Spain's Main Pay-TV
1,050,000	Prisa	19,523
	Leading Spanish-speaking Publisher
		68,567
	> Finland 1.0%
1,756,000	Poyry	44,107
	Engineering Consultants
354,000	Stockmann	15,247
	Department Stores in Finland, Baltics & Russia
		59,354
	> Russia 0.9%
775,000	Novolipetsk Steel (a)	31,698
	Vertically Integrated Steel Producer
473,671	RosBusinessConsulting	19,610
	Financial Information, Media & IT Services in Russia
		51,308
	> Poland 0.8%
830,000	Central European Distribution (a)	48,206
	Vodka Production & Alcohol Distribution
		48,206
	> Czech Republic 0.8%
183,000	Komercni Banka	44,034
	Leading Czech Universal Bank
		44,034
	> Denmark 0.5%
265,000	Novozymes	29,909
	Industrial Enzymes
		29,909
	> Norway 0.4%
2,774,800	Kongsberg Automotive (b)	20,388
	Automotive Seating & Component Supplier
		20,388
Europe: Total		2,865,603

See accompanying notes to financial statements.

35

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
Asia 29.4%
	> Japan 13.1%
730,000	Ibiden	$50,422
	Electronic Parts & Ceramics
6,000,000	Kansai Paint	43,521
	Paint Producer in Japan, India, China & Southeast Asia
1,700,000	Ushio	37,312
	Industrial Light Sources
43,500	Jupiter Telecommunications (a)	36,799
	Largest Cable Service Provider in Japan
1,580,000	Yusen Air & Sea Service	35,783
	Airfreight Logistics
1,080,000	Hoya	34,468
	Opto-electrical Components & Eyeglass Lenses
4,000,000	Park24	30,804
	Parking Lot Operator
18,000	Kenedix	28,963
	Real Estate Investment Management
816,200	Kintetsu World Express	28,244
	Airfreight Logistics
885,000	Aeon Mall	23,230
	Suburban Shopping Mall Developer, Owner & Operator
536,000	SYSMEX	22,737
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
1,950,000	Casio Computer	22,695
	Micro-consumer Electronic Goods
10,000	Risa Partners	21,879
	NPL & Real Estate Related Investment
1,150,000	FCC	20,462
	Auto/Motorcycle Clutches
175,000	Hirose Electric	20,275
	Electrical Connectors
608,000	Union Tool	20,110
	Precision Drill Bit Manufacturer
1,600,000	Cosel	19,862
	Industrial Standard Switching Power Supply System
1,800,000	OSG	19,690
	Consumable Cutting Tools
373,000	Unicharm PetCare	19,328
	Pet Food & Pet Toiletries
6,000,000	Kansai Urban Banking	18,881
	Regional Bank
145,000	Nakanishi	18,742
	Dental Tools & Machinery
293,000	USS	18,178
	Used Car Auctioneer
700,000	As One	16,447
	Scientific Supplies Distributor
1,700,000	Topcon	15,998
	Positioning & Medical Instrument
965,000	T. Hasegawa	15,141
	Industrial Flavors & Fragrances
273,000	Point	13,870
	Apparel Specialty Retailer
2,300,000	Bank of Fukuoka	13,718
	Regional Bank

Number of Shares		Value (000)
2,400	Osaka Securities Exchange	$11,176
	Osaka Securities Exchange
380,000	Takata	11,035
	Safety Related Auto Parts
500,000	Ito En	9,520
215,400	Ito En, Pfd.	3,072
	Bottled Tea & Other Beverages
643,000	Ain Pharmaciez (b)	9,329
	Dispensing Pharmacy/Drugstore Operator
506,000	Aeon Delight	9,247
	Facility Maintenance & Management
1,230,000	Kamigumi	8,888
	Port Cargo Handling & Logistics
4,000	Wacom	8,338
	Computer Graphic Illustration Devices
14,000	FullCast (b)	8,192
	Employment Outsourcing
1,650	Japan Pure Chemical	6,166
	Precious Metal Plating Chemicals for Electronics
2,900	Message	5,646
	Nursing Care Facility Operator
64,000	Nagaileben	1,114
	Medical/Health Care Related Clothes
		759,282
	> China 5.2%
21,318,000	China Shipping Development	55,594
	China's Dominant Shipper for Oil & Coal
55,730,000	Lenovo Group	49,275
	Third Largest PC Vendor Globally
29,648,000	China Green	31,534
	Agricultural Grower & Processor in China
26,508,000	Jiangsu Expressway	28,606
	Chinese Toll Road Operator
20,910,000	Travelsky Technology	22,034
	Online Air Travel Bookings in China
400,000	Sohu.com (a)	21,808
	Advertising on Chinese Internet Portal
25,000,000	Hopewell Highway Infrastructure	21,425
	Guangdong Tollroad Leading to Hong Kong & Macau
9,300,000	Fu Ji Food & Catering Services	21,330
	Food Catering Service Provider in China
34,000,000	Xinyu Hengdeli	19,070
	A High-end Watch Retailer in China
21,750,000	TPV Technology	15,716
	Original Design Manufacturer for LCD Monitor & Flat TV
30,500,000	Sinotrans	13,325
	Largest Integrated Logistics Player in China
556,500	VisionChina Media (a)	4,730
	Advertising on Digital Screens in China's Mass Transit System
		304,447
	> South Korea 2.8%
154,301	MegaStudy	43,685
	Online Education Service Provider
1,192,000	Woongjin Coway	38,403
	South Korean Household Appliance Rental Service Provider

See accompanying notes to financial statements.

36

Number of Shares		Value (000)
	> South Korea—continued
337,000	Taewoong	$31,631
	A Player in the Niche Customized Forging Market
915,000	Sung Kwang Bend	26,261
	A Large Customized Industrial Pipe Fitting Manufacturer
57,700	Mirae Asset Securities	10,402
	Korean Largest Diversified Financial Company
116,500	JVM (a)	7,008
	Automatic Tablet Dispensing & Packaging Systems
262,000	YBM Sisa.com	4,159
	Online Language Educator & Tester
		161,549
	> Hong Kong 2.3%
2,500,000	Hong Kong Exchanges and Clearing	70,182
	Hong Kong Equity & Derivatives Market Operator
12,750,000	Lifestyle International	34,312
	Mid to High-end Department Store Operator in Hong Kong & China
700,000	Hong Kong Aircraft Engineering	18,883
	Aircraft Maintenance, Repair, Overhaul Operator
46,000,000	Global Digital Creations (a)	9,971
	Digital Cinema Solution Provider/ Network Operator
		133,348
	> India 2.3%
1,000,000	Housing Development Finance	71,751
	Indian Mortgage Lender
4,450,000	United Phosphorus	39,419
	Off-patent Crop Protection Chemicals
700,000	Asian Paints	19,438
	India's Largest Paint Company
40,705	JSW Steel	1,354
	Flat Steel Producer in India
		131,962
	> Singapore 1.9%
7,000,000	Singapore Exchange	63,987
	Singapore Equity & Derivatives Market Operator
20,000,000	ComfortDelGro	25,164
	Taxi & Mass Transit Service
10,000,000	OLAM	19,658
	Agriculture Supply Chain Manager
		108,809
	> Taiwan 1.4%
7,004,722	Everlight Electronics	25,486
	Led Packager
1,995,826	Formosa International Hotels	17,906
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,501,588	Wah Lee Industrial	14,273
	Distributor of Chemicals, Materials & Equipment
1,500,000	GeoVision	13,729
	Taiwan PC-based Video Surveillance Player
4,145,000	Advantech	9,400
	Embedded Computers
		80,794

Number of Shares		Value (000)
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara	$24,288
	Gas Pipeline Operator
		24,288
Asia: Total		1,704,479
Other Countries 11.0%
	> Australia 3.2%
850,000	Australian Stock Exchange	44,944
	Australian Equity & Derivatives Market Operator
2,000,000	Jubilee Mines	39,750
	Nickel Mining in Australia
3,000,000	Billabong International	38,982
	Action Sports Apparel Brand Manager
5,843,650	Sino Gold (a)	35,364
	Gold Mining in The People's Republic of China
475,000	Perpetual Trustees	27,661
	Mutual Fund Management
		186,701
	> United States 3.0%
725,000	Atwood Oceanics (a)	72,674
	Offshore Drilling Contractor
758,000	FMC Technologies (a)	42,979
	Oil & Gas Wellhead Manufacturer
565,000	Dresser-Rand Group (a)	22,063
	Largest Manufacturer of Compressors
600,000	BioMarin (a)	21,240
	Biotech Focused on Orphan Diseases
450,000	Tesco (a)	12,901
	Developing New Well Drilling Technologies
1,135,000	Decode Genetics (a)	4,177
	Drugs for Heart Attack, Asthma & Vascular Disease
		176,034
	> South Africa 2.6%
1,440,000	Impala Platinum Holdings	49,678
	Platinum Group Metals Mining & Refining
4,299,000	Uranium On (a)	38,462
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,560,000	Naspers	36,721
	Media & Education in Africa & other Emerging Markets
7,600,000	Mr. Price	24,444
	South African Retailer of Apparel, Household Goods & Sporting Goods
		149,305
	> Canada 1.8%
1,860,000	ShawCor	66,602
	Oil & Gas Pipeline Products
1,333,000	RONA (a)	23,028
	Leading Canadian Do-it-yourself Retailer
850,000	Ivanhoe Mines (a)	9,301
	Copper Mine Project in Mongolia

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Canada—continued
127,100	CCL	$4,972
	Leading Global Label Manufacturer
		103,903
	> New Zealand 0.4%
5,932,812	Sky City Entertainment	21,002
	Casino/Entertainment Complex
		21,002
Other Countries: Total		636,945
Latin America 5.4%
	> Brazil 3.5%
4,300,000	Suzano	69,650
	Brazilian Pulp & Paper Producer
2,000,000	Bovespa (a)	38,539
	Brazil Equity & Derivative Exchange
3,000,000	Localiza Rent A Car	31,545
	Car Rental
800,000	Porto Seguro	29,365
	Auto & Life Insurance
1,500,000	Natura Cosmeticos	14,195
	Direct Retailer of Cosmetics
1,010,100	BM&F (a)	14,187
	Brazilian Derivatives Exchange
520,800	Redecard	8,338
	Credit/Debit Card Acquirer/Processor
		205,819
	> Mexico 1.4%
500,000	Grupo Aeroportuario del Surest	30,610
	Cancun & Cozumel Airport Operator
7,000,000	Urbi Desarrollos Urbanos (a)	24,179
	Affordable Housing Builder
4,000,000	Megacable (a)	13,582
	Mexican Cable & Internet Operator
6,000,000	Financiera Independencia (a)	10,302
	Mexican Micro-finance Lender
		78,673
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	28,280
	Producer of Specialty Fertilizers, Lithium & Iodine
		28,280
Latin America: Total		312,772
Total Equities: 95.2% (Cost: $3,666,829)		5,519,799

Principal Amount (000)		Value (000)
Short-Term Obligations 5.4%
$30,400	United Parcel Service (c) 4.22% Due 1/16/08	$30,346
30,300	IBM International Group (c) 4.39% Due 1/02/08	30,296
29,000	Emerson Electric (c) 4.20% Due 1/02/08	28,997
29,000	General Electric Capital 4.15% Due 1/04/08	28,990
28,600	Toyota Motor Credit 4.15% Due 1/03/08	28,593
28,100	Hershey Foods (c) 4.22% Due 1/02/08	28,097
27,900	Nestle Capital (c) 4.24% Due 1/08/08	27,877
27,700	Chevron Funding 4.21% Due 1/02/08	27,697
79,722	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by U.S. Government Agency Obligations with various maturities to 5/28/18, market value $81,329 (repurchase proceeds $79,735)	79,722
(Amortized Cost: $310,615)		310,615
Total Investments: 100.6% (Cost: $3,977,444)(d)(e)		5,830,414
Cash and Other Assets Less Liabilities: (0.6)%		(32,086)
Total Net Assets: 100%		$5,798,328

See accompanying notes to financial statements.

38

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
AIN Pharmaciez	643,000	-	-	643,000	$9,329	$91
FullCast	-	14,000	-	14,000	8,192	226
Kongsberg Automotive	2,065,000	709,800	-	2,774,800	20,388	386
Unit 4 Agresso	1,150,000	235,000	-	1,385,000	39,345	1,194
Van Houtte*	950,000	-	950,000	-	-	245
TOTAL OF AFFILIATED TRANSACTIONS	4,808,000	958,800	950,000	4,816,800	$77,254	$2,142

*  At December 31, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $89,822 and $77,254 respectively. Investments in affiliate companies represented 1.33% of total net assets at December 31, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $145,613, which represented 2.5% of net assets.

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $3,979,936 and net unrealized appreciation was $1,850,478 consisting of gross unrealized appreciation of $2,094,574 and gross unrealized depreciation of $244,096.

(e)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,872,108	32.3%
Japanese Yen	759,282	13.1
US Dollar	695,355	12.0
Hong Kong Dollar	411,256	7.1
Swiss Franc	315,133	5.4
British Pound	290,960	5.0
Other currencies less than 5% of total net assets	1,486,320	25.7
	$5,830,414	100.6%

See accompanying notes to financial statements.

39

Columbia Acorn International

Portfolio Diversification

At December 31, 2007, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$432,819	7.5%
Other Industrial Services	413,441	7.1
Machinery	276,397	4.8
Conglomerates	203,890	3.5
Electrical Components	144,299	2.5
Outsourcing Services	132,424	2.3
Construction	102,788	1.8
Steel	33,052	0.6
Industrial Distribution	25,878	0.4
	1,764,988	30.5
> Consumer Goods & Services
Other Consumer Services	197,728	3.4
Retail	131,895	2.2
Casinos & Gaming	115,422	2.0
Food & Beverage	105,300	1.8
Other Durable Goods	89,715	1.5
Consumer Goods Distribution	66,384	1.1
Apparel	54,229	1.0
Travel	53,579	0.9
Other Entertainment	50,576	0.9
Nondurables	38,495	0.7
Consumer Electronics	38,411	0.7
Leisure Products	38,333	0.7
Furniture & Textiles	20,083	0.3
	1,000,150	17.2
> Information
Financial Processors	158,842	2.7
Computer Hardware & Related Equipment	128,655	2.2
Satellite Broadcasting & Services	78,666	1.4
Business Information & Marketing Services	76,516	1.3
Internet Related	75,225	1.3
CATV	74,287	1.3
Semiconductors & Related Equipment	59,954	1.0
Publishing	46,964	0.8
Business Software	39,345	0.7
TV Broadcasting	36,721	0.6
Computer Services	32,692	0.6
Instrumentation	15,998	0.3
Advertising	14,413	0.3
Electronics Distribution	14,273	0.2
	852,551	14.7

	Value (000)	Percent
> Energy & Minerals
Oil Services	$409,814	7.1%
Mining	196,318	3.4
Oil Refining, Marketing & Distribution	86,819	1.5
Agricultural Commodities	69,650	1.2
Oil & Gas Producers	23,199	0.4
	785,800	13.6
> Finance
Brokerage & Money Management	146,821	2.5
Banks	76,633	1.3
Savings & Loans	71,751	1.3
Insurance	52,860	0.9
Closed End Funds	35,507	0.6
Finance Companies	21,478	0.4
Credit Cards	8,338	0.1
	413,388	7.1
> Other Industries
Transportation	292,702	5.1
Real Estate	75,021	1.3
Regulated Utilities	25,138	0.4
	392,861	6.8
> Health Care
Medical Equipment & Devices	130,417	2.2
Health Care Services	84,957	1.5
Pharmaceuticals	50,975	0.9
Biotechnology & Drug Delivery	25,417	0.4
Medical Supplies	18,295	0.3
	310,061	5.3
Total Equities:	5,519,799	95.2
Short-Term Obligations:	310,615	5.4
Total Investments:	5,830,414	100.6
Cash and Other Assets Less Liabilities:	(32,086)	(0.6)
Net Assets:	$5,798,328	100.0%

See accompanying notes to financial statements.

40

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Information
AMIS Holdings	762,300	900,000
Blackbaud	386,406	525,000
Ciena	85,000	125,000
Cogent Communications	0	223,100
Global Payments	393,280	468,280
Informatica	370,000	570,000
IPG Photonics	192,906	425,000
Netgear	97,300	190,000
Plexus	0	115,000
Scientific Games	0	100,000
SRA International	95,000	205,000
Varian	0	45,000
Viad	0	100,000
Consumer Goods & Services
Herman Miller	0	175,000
Thor Industries	80,000	180,000
True Religion Apparel	885,200	950,313
Winnebago	0	150,000
Industrial Goods & Services
Albany International	0	90,000
American Reprographics	196,000	396,000
Donaldson	319,800	394,800
G&K Services	89,000	179,000
Texas Industries	0	50,000
TrueBlue	0	350,000
Vulcan Materials	0	23,589
Health Care
Alexion Pharmaceuticals	0	40,000
Cephalon	50,000	145,000
Illumina	55,000	85,000
Orthofix International	0	111,360
PSS World Medical	470,000	660,000
Energy & Minerals
Carrizo Oil & Gas	245,000	311,193
Finance
Associated Banc-Corp	98,600	213,600
H & E Equipment Services	0	175,000
Lakeland Financial	164,388	289,698
Marlin Business Services	0	100,000
MB Financial	105,000	205,000
Old Second Bancorp	135,000	220,000
Valley National Bancorp	0	108,300
Other Industries
Rush Enterprises	0	177,353

	Number of Shares
	09/30/07	12/31/07
Sales
Information
Ceridian	350,000	0
Discovery Holding	240,000	0
Windstream	240,000	0
Consumer Goods & Services
Scotts Miracle-Gro	531,400	266,000
Industrial Goods & Services
Florida Rock	204,050	0
Genlyte Group	500,000	0
Goodman Global	272,000	0
Labor Ready	350,000	0
Health Care
Edwards Lifesciences	577,400	115,405
LCA-Vision	210,000	0
Medarex	400,000	320,000
Medicis Pharmaceutical	305,000	180,000
Medicure	3,690,300	2,824,700
MGI Pharma	270,000	0
Myriad Genetics	125,000	100,000
Vital Signs	105,000	50,000
Energy & Minerals
Atwood Oceanics	367,000	330,000
Finance
Greene County Bancshares	145,000	130,000
TCF Financial	179,500	149,800
Thomas Weisel Partners Group	189,523	110,923
United America Indemnity	91,000	0
Other Industries
Northeast Utilities	97,500	0

See accompanying notes to financial statements.

41

Columbia Acorn USA

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 99.1%
Information 33.9%
	> Business Software 6.6%
340,700	Micros Systems (a)	$23,904
	Information Systems for Restaurants & Hotels
779,900	Avid Technology (a)	22,102
	Digital Nonlinear Editing Software & Systems
525,000	Blackbaud	14,721
	Software & Services for Non-profits
2,100,000	Novell (a)	14,427
	Directory, Operating System & Identity Management Software
570,000	Informatica (a)	10,271
	Enterprise Data Integration Software
215,100	ANSYS (a)	8,918
	Simulation Software for Engineers & Designers
230,400	Concur Technologies (a)	8,343
	Web Enabled Cost & Expense Management Software
		102,686
	> Instrumentation 4.3%
860,000	Flir Systems (a)	26,918
	Infrared Cameras
140,000	Mettler Toledo (a)	15,932
	Laboratory Equipment
368,000	Trimble Navigation (a)	11,128
	GPS-based Instruments
425,000	IPG Photonics (a)	8,496
	Fiber Lasers
45,000	Varian (a)	2,938
	Analytical Instruments
60,000	FARO Technologies (a)	1,631
	Precision Measurement Equipment
		67,043
	> Mobile Communications 4.1%
1,005,000	Crown Castle International (a)	41,808
	Communications Towers
506,000	American Tower (a)	21,556
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	704
	Satellite Mobile Voice & Data Carrier
		64,068
	> Computer Hardware & Related Equipment 4.1%
505,000	II-VI (a)	15,428
	Laser Components
433,581	Nice Systems (Israel) (a)	14,881
	Audio & Video Recording Solutions
295,600	Amphenol	13,707
	Electronic Connectors
160,000	Belden CDT	7,120
	Specialty Cable
190,000	Netgear (a)	6,777
	Networking Products for Small Business & Home
99,000	Zebra Technologies (a)	3,435
	Bar Code Printers

Number of Shares		Value (000)
65,000	Intermec (a)	$1,320
	Bar Code & Wireless LAN Systems
26,000	Rogers (a)	1,128
	PCB Laminates & High-performance Foams
		63,796
	> Semiconductors & Related Equipment 3.7%
710,000	Microsemi (a)	15,719
	Analog/Mixed-signal Semiconductors
1,298,490	Integrated Device Technology (a)	14,686
	Communications Semiconductors
900,000	AMIS Holdings (a)	9,018
	Mixed-signal Semiconductors
190,000	Littelfuse (a)	6,262
	Little Fuses
725,000	Entegris (a)	6,257
	Semiconductor Wafer Shipping & Handling Products
189,296	Supertex (a)	5,923
	Mixed-signal Semiconductors
		57,865
	> Telecommunications Equipment 2.3%
2,688,200	Tellabs (a)	17,581
	Telecommunications Equipment
525,000	Polycom (a)	14,584
	Video Conferencing Equipment
125,000	Ciena (a)	4,264
	Optical Transport & Broadband Access Equipment
		36,429
	> Telephone Services 2.3%
1,486,000	Time Warner Telecom (a)	30,151
	Fiber Optic Telephone/Data Services
223,100	Cogent Communications (a)	5,290
	Internet Data Pipelines
		35,441
	> Internet Related 1.9%
650,000	TheStreet.com	10,348
	Financial Information Website Publisher
460,000	ValueClick (a)	10,074
	Internet Advertising
980,000	CNET Networks (a)	8,957
	Internet Advertising on Niche Websites
		29,379
	> Financial Processors 1.4%
468,280	Global Payments	21,784
	Credit Card Processor
		21,784
	> Computer Services 1.1%
205,000	SRA International (a)	6,037
	Government IT Services
1,005,500	AnswerThink	4,867
	IT Integration & Best Practice Research
786,000	RCM Technologies (a)(b)	4,622
	Technology & Engineering Services
235,000	iGate (a)	1,990
	IT & Business Process Outsourcing Services
		17,516

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
	> TV Broadcasting 0.5%
1,125,000	Entravision Communications (a)	$8,809
	Spanish Language TV, Radio & Outdoor
		8,809
	> Television Programming 0.4%
750,000	Lions Gate Entertainment (a)	7,065
	Film & TV Studio
		7,065
	> Radio 0.4%
511,100	Salem Communications	3,368
	Radio Stations for Religious Programming
300,000	Saga Communications (a)	1,767
	Radio Stations in Small- & Mid-sized Cities
705,500	Spanish Broadcasting System (a)	1,305
	Spanish Language Radio Stations
		6,440
	> Gaming Equipment & Services 0.3%
100,000	Scientific Games (a)	3,325
	Lottery Services Provider
98,500	Shuffle Master (a)	1,181
	Card Shufflers & Casino Games
		4,506
	> Business Information & Marketing Services 0.3%
100,000	Viad	3,158
	Trade Show Services, Travel & Tours
98,300	Navigant Consulting (a)	1,344
	Financial Consulting Firm
		4,502
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	3,020
	Electronic Manufacturing Services
		3,020
Information: Total		530,349
Consumer Goods & Services 18.1%
	> Retail 4.7%
398,000	Abercrombie & Fitch	31,828
	Teen Apparel Retailer
540,000	Urban Outfitters (a)	14,720
	Apparel & Home Specialty Retailer
175,000	J Crew Group (a)	8,437
	Multi-channel Branded Retailer
224,500	AnnTaylor Stores (a)	5,738
	Women's Apparel Retailer
486,250	Christopher & Banks	5,568
	Women's Apparel Retailer
418,000	Chico's FAS (a)	3,775
	Women's Specialty Retailer
95,000	Genesco (a)	3,591
	Multi-concept Branded Footwear Retailer
3,800	Lululemon Athletica (a)	180
	Premium Active Apparel Retailer
		73,837
	> Apparel 2.8%
950,313	True Religion Apparel (a)	20,289
	Premium Denim

Number of Shares		Value (000)
634,200	Oxford Industries	$16,343
	Branded & Private Label Apparel
222,200	Coach (a)	6,795
	Designer & Retailer of Branded Leather Accessories
		43,427
	> Other Consumer Services 2.8%
366,000	ITT Educational Services (a)	31,209
	Post-secondary Degree Services
310,000	Universal Technical Institute (a)	5,270
	Vocational Training
149,000	NutriSystem (a)	4,020
	Weight Loss Programs
60,000	Weight Watchers International	2,711
	Weight Loss Programs
		43,210
	> Other Durable Goods 1.9%
2,078,300	Champion Enterprises (a)	19,578
	Manufactured Homes
287,900	Cavco Industries (a)	9,742
	Higher End Manufactured Homes
		29,320
	> Leisure Products 1.8%
301,300	International Speedway	12,408
	Largest Motorsports Racetrack Owner & Operator
180,000	Thor Industries	6,842
	RV & Bus Manufacturer
195,500	Speedway Motorsports	6,076
	Motorsports Racetrack Owner & Operator
150,000	Winnebago	3,153
	Premier Motorhome Maker
		28,479
	> Restaurants 0.8%
337,500	Sonic (a)	7,391
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	5,240
	Casual Dining Restaurant
		12,631
	> Nondurables 0.8%
266,000	Scotts Miracle-Gro	9,954
	Consumer Lawn & Garden Products
108,000	Jarden (a)	2,550
	Branded Household Products
		12,504
	> Furniture & Textiles 0.8%
400,000	Knoll	6,572
	Office Furniture
175,000	Herman Miller	5,668
	Office Furniture
		12,240
	> Casinos & Gaming 0.7%
455,000	Pinnacle Entertainment (a)	10,720
	Regional Casino Operator
		10,720

See accompanying notes to financial statements.

43

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.7%
523,500	Pool	$10,381
	Distributor of Swimming Pool Supplies & Equipment
		10,381
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	3,986
	Alternative Beverages
		3,986
	> Travel 0.1%
45,000	Vail Resorts (a)	2,421
	Ski Resort Operator & Developer
		2,421
Consumer Goods & Services: Total		283,156
Industrial Goods & Services 12.9%
	> Machinery 8.3%
697,500	Ametek	32,671
	Aerospace/Industrial Instruments
650,300	ESCO Technologies (a)	25,973
	Automatic Electric Meter Readers
673,600	Pentair	23,448
	Pumps & Water Treatment
373,600	Nordson	21,654
	Dispensing Systems for Adhesives & Coatings
394,800	Donaldson	18,311
	Industrial Air Filtration
71,800	Toro	3,909
	Turf Maintenance Equipment
50,000	Kaydon	2,727
	Specialized Friction & Motion Control Products
21,823	MOOG (a)	999
	Motion Control Products for Aerospace, Defense & Industrial Markets
		129,692
	> Other Industrial Services 1.6%
415,000	American Commercial Lines (a)	6,740
	Operator/Builder of Inland Barges
179,000	G&K Services	6,716
	Uniform Rental
396,000	American Reprographics (a)	6,526
	Document Management & Logistics
350,000	TrueBlue (a)	5,068
	Temporary Manual Labor
		25,050
	> Outsourcing Services 0.9%
350,000	Quanta Services (a)	9,184
	Electrical & Telecom Construction Services
175,000	Administaff	4,949
	Professional Employer Organization
		14,133
	> Construction 0.6%
50,000	Texas Industries	3,505
	Aggregates, Cement & Concrete
100,000	Simpson Manufacturing	2,659
	Wall Joint Maker

Number of Shares		Value (000)
23,589	Vulcan Materials	$1,865
	Aggregates, Concrete & Asphalt
140,000	M/I Homes	1,470
	Home Builder
		9,499
	> Waste Management 0.5%
280,875	Waste Connections (a)	8,679
	Solid Waste Management
		8,679
	> Industrial Materials & Specialty Chemicals 0.5%
155,000	Drew Industries (a)	4,247
	RV & Manufactured Home Components
90,000	Albany International	3,339
	Paper Machine Clothing & Advanced Textiles
		7,586
	> Industrial Distribution 0.5%
225,000	Interline Brands (a)	4,930
	Industrial Distribution
70,000	Watsco	2,573
	HVAC Distribution
		7,503
Industrial Goods & Services: Total		202,142
Health Care 11.6%
	> Biotechnology & Drug Delivery 5.1%
700,000	BioMarin (a)	24,780
	Biotech Focused on Orphan Diseases
885,000	PDL BioPharma (a)	15,505
	Proprietary Monoclonal Antibodies
421,400	Seattle Genetics (a)	4,804
	Antibody-based Therapies for Cancer
100,000	Myriad Genetics (a)	4,642
	Drugs/Diagnostics Hybrid
545,000	Array Biopharma (a)	4,589
	Drugs for Cancer & Inflammatory Diseases
1,135,000	Decode Genetics (a)	4,177
	Drugs for Heart Attack, Asthma & Vascular Disease
580,000	Nektar Therapeutics (a)	3,892
	Drug Delivery Technologies
320,000	Medarex (a)	3,334
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	3,140
	Novel Drug Targeting Technology
40,000	Alexion Pharmaceuticals (a)	3,001
	Biotech Focused on Orphan Diseases
2,824,700	Medicure (a)	2,825
738,060	Medicure - Warrants (a)(c)	295
	Cardiovascular Biotech Company
400,000	Neurogen (a)	1,380
	Development-stage Biotech Focused on Neurology
220,000	Pharmacopeia (a)	1,049
	Biotech Company with Broad Early-stage Pipeline

See accompanying notes to financial statements.

44

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
500,000	IsoRay (a)	$990
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
273,500	Nuvelo (a)	501
	Development-stage Biotech Focused on Cardiovascular/Cancer
57,499	La Jolla Pharmaceutical (a)	225
	Lupus Treatment
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	98
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	50
	High Throughput Rational Drug Design
18,181	Metabolex, Series F (a)(c)	30
	Diabetes Drug Development
		79,312
	> Health Care Services 2.0%
660,000	PSS World Medical (a)	12,916
	Medical Supplies
291,800	Lincare Holdings (a)	10,260
	Home Health Care Services
137,000	Charles River Laboratories (a)	9,014
	Pharmaceutical Research
		32,190
	> Pharmaceuticals 1.6%
145,000	Cephalon (a)	10,405
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
180,000	Medicis Pharmaceutical	4,674
	Specialty Pharmaceuticals for Dermatology
1,040,000	QLT (a)	4,597
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
300,000	Collagenex Pharmaceuticals (a)	2,865
	Specialty Pharmaceuticals for Dermatology
505,000	Barrier Therapeutics (a)	1,990
	Specialty Pharmaceuticals for Dermatology
		24,531
	> Medical Supplies 1.5%
158,300	Techne (a)	10,456
	Cytokines, Antibodies & other Reagents for Life Science
270,700	ICU Medical (a)	9,748
	Intravenous Therapy Products
200,000	QIAGEN (Netherlands) (a)	4,210
	Life Science Company; DNA/RNA Purification
		24,414
	> Medical Equipment & Devices 1.4%
111,360	Orthofix International (a)	6,456
	Bone Fixation & Stimulation Devices
115,405	Edwards Lifesciences (a)	5,307
	Heart Valves
85,000	Illumina (a)	5,037
	Leading Tools & Service Provider for Genetic Analysis
50,000	Vital Signs	2,556
	Anesthesia, Respiratory & Sleep Products

Number of Shares		Value (000)
94,171	Advanced Medical Optics (a)	$2,310
	Medical Devices for Eye Care
		21,666
Health Care: Total		182,113
Energy & Minerals 11.2%
	> Oil Services 6.3%
803,400	FMC Technologies (a)	45,553
	Oil & Gas Wellhead Manufacturer
330,000	Atwood Oceanics (a)	33,079
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	9,438
	Natural Gas Compressor Rental & Fabrication
241,000	Tetra Technologies (a)	3,752
	U.S. Based Service Company with Life of Field Approach
129,000	Tesco (a)	3,698
	Developing New Well Drilling Technologies
59,800	CARBO Ceramics	2,225
	Natural Gas Well Stimulants
		97,745
	> Oil & Gas Producers 4.1%
525,000	Quicksilver Resources (a)	31,285
	Natural Gas & Coal Seam Gas Producer
311,193	Carrizo Oil & Gas (a)	17,038
	Explores for Natural Gas & Crude Oil
138,400	Southwestern Energy (a)	7,711
	Oil & Gas Producer
111,200	Equitable Resources	5,925
	Natural Gas Producer & Utility
450,000	Vaalco Energy (a)	2,092
	Oil & Gas Producer
		64,051
	> Other Resources 0.7%
218,000	Layne Christensen (a)	10,728
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		10,728
	> Oil Refining, Marketing & Distribution 0.1%
50,250	Oneok	2,250
	Natural Gas Distribution, Pipeline Processing & Trading
		2,250
Energy & Minerals: Total		174,774
Finance 9.4%
	> Banks 3.4%
212,756	Chittenden	7,578
	New England Bank
205,000	MB Financial	6,320
	Chicago Bank
289,698	Lakeland Financial	6,055
	Indiana Bank
220,000	Old Second Bancorp	5,894
	Illinois Bank

See accompanying notes to financial statements.

45

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Banks—continued
213,600	Associated Banc-Corp	$5,786
	Midwest Bank
280,777	Glacier Bancorp	5,262
	Mountain States Bank
408,000	Pacific Continental	5,084
	Niche Pacific N.W. Bank
215,000	First Busey	4,270
	Illinois Bank
149,800	TCF Financial	2,686
	Great Lakes Bank
130,000	Greene County Bancshares	2,496
	Tennessee Bank
108,300	Valley National Bancorp	2,064
	New Jersey/New York Bank
15,000	West Bancorporation	196
	Des Moines Commercial Bank
		53,691
	> Insurance 2.7%
714,500	HCC Insurance Holdings	20,492
	Specialty Insurance
14,000	Markel (a)	6,875
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	4,132
	Specialty Insurance
75,000	Endurance Specialty Holdings	3,130
	Commercial Lines Insurance/Reinsurance
87,000	Delphi Financial Group	3,069
	Group Employee Benefit Products & Services
166,593	Eastern Insurance Holdings	2,742
	Workers Comp. & Specialty Insurance
200,000	Meadowbrook Insurance Group (a)	1,882
	Specialty Insurance Products & Services
		42,322
	> Finance Companies 2.5%
1,136,500	AmeriCredit (a)	14,536
	Auto Lending
482,900	World Acceptance (a)	13,029
	Personal Loans
130,000	McGrath Rentcorp	3,347
	Temporary Space & IT Rentals
175,000	H & E Equipment Services (a)	3,304
	Heavy Equipment Leasing
140,000	Aaron Rents	2,694
	Rent-to-own
100,000	Marlin Business Services (a)	1,206
	Small Equipment Leasing
66,953	Electro Rent	994
	Test & Measurement Rentals
		39,110
	> Brokerage & Money Management 0.4%
150,000	SEI Investments	4,825
	Mutual Fund Administration & Investment Management
110,923	Thomas Weisel Partners Group (a)	1,523
	Boutique Bay Area Investment Bank
		6,348

Number of Shares or Principal Amount (000)		Value (000)
	> Savings & Loans 0.4%
258,000	People's United	$4,592
	Connecticut Savings & Loan
46,200	Anchor Bancorp Wisconsin	1,087
	Wisconsin Thrift
		5,679
Finance: Total		147,150
Other Industries 2.0%
	> Real Estate 1.3%
560,000	DiamondRock Hospitality	8,389
	Hotel Owner
100,000	Digital Realty Trust	3,837
	Technology-focused Office Buildings
77,500	Gaylord Entertainment (a)	3,136
	Convention Hotels
90,000	American Campus Communities	2,416
	Student Housing
150,000	Kite Realty Group	2,291
	Community Shopping Centers
		20,069
	> Transportation 0.7%
524,720	Heartland Express	7,441
	Regional Trucker
177,353	Rush Enterprises (a)	3,224
	Truck Distribution
		10,665
Other Industries: Total		30,734
Total Equities: 99.1% (Cost: $1,208,449)		1,550,418
Short-Term Obligations 2.2%
$8,100	Toyota Motor Credit 4.18% Due 1/02/08	8,099
25,801	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 2/06/17, market value $26,322 (repurchase proceeds $25,805)	25,801
	(Amortized Cost: $33,900)	33,900
Total Investments: 101.3% (Cost: $1,242,349)(d)		1,584,318
Cash and Other Assets Less Liabilities: (1.3)%		(20,376)
Total Net Assets: 100%		$1,563,942

See accompanying notes to financial statements.

46

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$4,622	$-

  The aggregate cost and value of these companies at December 31, 2007, was $5,636 and $4,622 respectively. Investments in affiliate companies represented 0.30% of total net assets at December 31, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $478 which represented 0.03% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1 Pfd.	9/5/01	37,500	$1,500	$98
Locus Pharmaceuticals, Series B-1 Pfd.	2/8/07	19,329	56	50
Metabolex, Series F	5/11/00	18,181	2,000	30
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	295
			$3,556	$478

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $1,242,593 and net unrealized appreciation was $341,725 consisting of gross unrealized appreciation of $494,581 and gross unrealized depreciation of $152,856.

See accompanying notes to financial statements.

47

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Europe
> Netherlands
Fugro	143,500	170,000
QIAGEN	135,000	170,000
> United Kingdom
Informa Group	370,000	470,000
Intertek Testing	135,000	310,000
> Ireland
United Drug	959,600	1,100,000
> Sweden
Hexagon	360,000	390,000
Securitas Systems	857,000	1,030,000
> France
SES Global	343,000	370,000
Asia
> Japan
Hoya	188,000	215,000
Ibiden	70,000	75,000
> China
China Shipping Development	1,250,000	1,795,000
Jiangsu Expressway	2,500,000	5,500,000
Lenovo Group	7,300,000	8,600,000
VisionChina Media	0	53,000
Other Countries
> United States
Diamond Offshore	55,000	60,000
> South Africa
Impala Platinum Holdings	203,000	215,000
Uranium One	0	400,000
> Canada
Petro Rubiales Energy-Warrants	0	343,200
> Australia
Sino Gold	303,259	1,256,000
Latin America
> Brazil
BM&F	0	101,000
Bovespa	0	140,400

	Number of Shares
	09/30/07	12/31/07
Sales
Europe
> Netherlands
USG People	29,000	0
> Switzerland
Geberit	20,500	0
Nobel Biocare Holding	23,000	10,000
> Ireland
CRH	132,037	75,000
> Germany
Deutsche Boerse	19,500	15,000
Asia
> Japan
Nintendo	20,000	16,500
Park24	350,000	0
Ushio	76,500	0
> Hong Kong
Hong Kong Exchanges and Clearing	299,000	215,000
Other Countries
> Canada
Potash Corp. of Saskatchewan	90,000	59,400

See accompanying notes to financial statements.

48

Columbia Acorn International Select

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 91.5%
Europe 47.3%
	> Netherlands 9.6%
170,000	Fugro	$13,031
	Oilfield Services
170,000	QIAGEN (a)	3,651
	Life Science Company; DNA/RNA Purification
142,000	Aalberts Industries	2,799
	Flow Control & Heat Treatment
87,000	SBM Offshore	2,729
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
76,700	OPG Groep	2,119
	Health Care Supplies & Pharmacies
23,100	Boskalis Westminster	1,403
	Dredging & Maritime Contractor
74,000	Wavin	979
	Largest European Plastic Pipe Systems Company
		26,711
	> Switzerland 7.0%
75,000	Kuehne & Nagel	7,150
	Freight Forwarding/Logistics
45,000	Synthes	5,562
	Products for Orthopedic Surgery
10,000	Nobel Biocare Holding	2,645
	Dental Implants & Ceramic Crowns
7,500	Swatch Group	2,249
	Watch & Electronics Manufacturer
26,000	Schindler	1,662
	Elevator Manufacturer & Service Provider
		19,268
	> United Kingdom 6.4%
650,000	Smith & Nephew	7,473
	Medical Equipment & Supplies
310,000	Intertek Testing	6,078
	Testing, Inspection, Certification Services
470,000	Informa Group	4,299
	Global Publisher & Event Organizer
		17,850
	> Ireland 4.9%
1,100,000	United Drug	6,343
	Irish Pharmaceutical Wholesaler & Outsourcer
205,000	IAWS Group	4,538
	Baked Goods
75,000	CRH	2,604
	Global Building Materials
		13,485
	> Sweden 4.2%
390,000	Hexagon	8,042
	Measurement Equipment & Polymers
1,030,000	Securitas Systems	3,634
	Commercial Security Installation & Service
		11,676

Number of Shares		Value (000)
	> France 3.5%
370,000	SES Global	$9,702
	Satellite Broadcasting Services
		9,702
	> Germany 3.3%
40,000	Wincor Nixdorf	3,769
	Retail POS Systems & ATM Machines
15,000	Deutsche Boerse	2,961
	Trading, Clearing, Settlement Services for Financial Markets
1,250	Porsche	2,519
	Specialty Automobile Manufacturer
		9,249
	> Austria 2.6%
200,000	Zumtobel	7,179
	Lighting Systems
		7,179
	> Greece 2.5%
350,000	Intralot	6,897
	Lottery & Gaming Systems & Services
		6,897
	> Spain 2.0%
55,000	Red Electrica de Espana	3,457
	Spanish Power Grid
110,000	Prisa	2,045
	Leading Spanish-speaking Publisher
		5,502
	> Denmark 1.3%
31,000	Novozymes	3,499
	Industrial Enzymes
		3,499
Europe: Total		131,018
Asia 24.4%
	> Japan 13.2%
16,500	Nintendo	10,018
	Entertainment Software & Hardware
8,500	Jupiter Telecommunications (a)	7,191
	Largest Cable Service Provider in Japan
215,000	Hoya	6,862
	Opto-electrical Components & Eyeglass Lenses
75,000	Ibiden	5,180
	Electronic Parts & Ceramics
600,000	Kansai Paint	4,352
	Paint Producer in Japan, India, China & Southeast Asia
1,800	Kenedix	2,896
	Real Estate Investment Management
		36,499
	> China 6.7%
8,600,000	Lenovo Group	7,604
	Third Largest PC Vendor Globally
5,500,000	Jiangsu Expressway	5,935
	Chinese Toll Road Operator

See accompanying notes to financial statements.

49

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
1,795,000	China Shipping Development	$4,681
	China's Dominant Shipper for Oil & Coal
53,000	VisionChina Media (a)	451
	Advertising on Digital Screens in China's Mass Transit System
		18,671
	> Hong Kong 2.2%
215,000	Hong Kong Exchanges and Clearing	6,036
	Hong Kong Equity & Derivatives Market Operator
		6,036
	> Singapore 1.2%
364,000	Singapore Exchange	3,327
	Singapore Equity & Derivatives Market Operator
		3,327
	> South Korea 1.1%
105,200	Sung Kwang Bend	3,019
	A Large Customized Industrial Pipe Fitting Manufacturer
		3,019
Asia: Total		67,552
Other Countries 18.3%
	> South Africa 5.7%
215,000	Impala Platinum Holdings	7,417
	Platinum Group Metals Mining & Refining
198,000	Naspers	4,661
	Media & Education in Africa & other Emerging Markets
400,000	Uranium One (a)	3,578
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		15,656
	> Canada 5.2%
59,400	Potash Corp. of Saskatchewan	8,551
	World's Largest Producer of Potash
2,000,000	Petro Rubiales Energy (Canada) (a)(b)	2,914
828,400	Petro Rubiales Energy - Warrants (Canada) (a)(b)	457
	Oil Production & Exploration in Colombia
137,000	RONA (a)	2,367
	Leading Canadian Do-it-yourself Retailer
		14,289
	> United States 4.7%
60,000	Diamond Offshore	8,520
	Contract Driller
45,500	Atwood Oceanics (a)	4,561
	Offshore Drilling Contractor
		13,081

Number of Shares or Principal Amount (000)		Value (000)
	> Australia 2.7%
1,256,000	Sino Gold (a)	$7,601
	Gold Mining in The People's Republic of China
		7,601
Other Countries: Total		50,627
Latin America 1.5%
	> Brazil 1.5%
140,400	Bovespa (a)	2,705
	Brazil Equity & Derivative Exchange
101,000	BM&F (a)	1,419
	Brazilian Derivatives Exchange
		4,124
Latin America: Total		4,124
Total Equities: 91.5% (Cost: $198,448)		253,321
Short-Term Obligation 4.4%
$12,288	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/16, market value $12,537 (repurchase proceeds $12,290)	12,288
	(Cost: $12,288)	12,288
Total Investments: 95.9% (Cost: $210,736)(c)(d)		265,609
Cash and Other Assets Less Liabilities: (e) 4.1%		11,408
Total Net Assets: 100%		$277,017

See accompanying notes to financial statements.

50

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $2,867 which represented 1.04% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petro Rubiales Energy	7/12/07	1,656,800	$1,109	$2,410
Petro Rubiales Energy - Warrants	7/12/07	828,400	236	457
			$1,345	$2,867

(c)  At December 31, 2007, for federal income tax purposes cost of investments was $210,962 and net unrealized appreciation was $54,647 consisting of gross unrealized appreciation of $65,182 and gross unrealized depreciation of $10,535.

(d)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$78,724	28.4%
Japanese Yen	36,499	13.2
US Dollar	34,371	12.4
Hong Kong Dollar	24,256	8.8
Swiss Franc	19,269	7.0
British Pound	17,850	6.4
Other currencies less than 5% of total net assets	54,640	19.7
	$265,609	95.9%

(e)  Included in Cash and Other Assets Less Liabilities is $12,808 of Japanese Yen.

See accompanying notes to financial statements.

51

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2007, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Information
Financial Processors	$12,324	4.4%
Computer Hardware & Related Equipment	11,373	4.1
Consumer Software	10,018	3.6
Satellite Broadcasting & Services	9,702	3.5
CATV	7,191	2.6
Semiconductors & Related Equipment	6,862	2.5
Publishing	6,344	2.3
TV Broadcasting	4,661	1.7
Advertising	451	0.2
	68,926	24.9
> Energy & Minerals
Oil Services	30,243	11.0
Mining	27,148	9.8
Oil & Gas Producers	3,371	1.2
	60,762	22.0
> Industrial Goods & Services
Conglomerates	16,021	5.8
Other Industrial Services	14,890	5.4
Industrial Materials & Specialty Chemicals	8,830	3.2
Electrical Components	7,179	2.6
Outsourcing Services	3,634	1.3
Machinery	3,019	1.1
Construction	2,604	0.9
	56,177	20.3

	Value (000)	Percent
> Health Care
Medical Equipment & Devices	$15,680	5.7%
Pharmaceuticals	6,343	2.3
Medical Supplies	3,651	1.3
Health Care Services	2,119	0.7
	27,793	10.0
> Consumer Goods & Services
Casinos & Gaming	6,897	2.5
Other Durable Goods	4,768	1.7
Food & Beverage	4,538	1.6
Retail	2,367	0.9
	18,570	6.7
> Other Industries
Transportation	10,616	3.8
Regulated Utilities	3,457	1.3
Real Estate	2,896	1.0
	16,969	6.1
> Finance
Brokerage & Money Management	4,124	1.5
	4,124	1.5
Total Equities:	253,321	91.5
Short-Term Obligations:	12,288	4.4
Total Investments:	265,609	95.9
Cash and Other Assets Less Liabilities:	11,408	4.1
Net Assets:	$277,017	100.0%

See accompanying notes to financial statements.

52

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Consumer Goods & Services
Chico's FAS	3,100,000	3,500,000
Knoll	0	1,370,000
Information
Cardtronics	0	2,308,000
Globalstar	6,000,000	6,866,316
Novell	6,900,000	7,250,000
Sanmina-SCI	27,500,000	36,700,000
Tellabs	15,000,000	17,000,000
VisionChina Media (China)	0	1,675,000
Energy & Minerals
Tetra Technologies	5,000,000	5,550,000
Uranium One (South Africa)	17,215,800	18,000,000
Finance
Bovespa (Brazil)	0	661,600
Conseco	8,300,000	9,700,000
Janus Capital Group	4,100,000	4,150,000
Industrial Goods & Services
American Commercial Lines	2,450,000	3,000,000
American Reprographics	0	1,000,000

	Number of Shares
	09/30/07	12/31/07
Sales
Information
Canadian Solar	2,700,000	2,400,000
Discovery Holding	3,000,000	2,500,000
Liberty Global, Series A	600,000	0
Liberty Global, Series C	3,000,000	0
Energy & Minerals
Potash Corp. of Saskatchewan (Canada)	1,440,000	1,370,000

See accompanying notes to financial statements.

53

Columbia Acorn Select

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 94.9%
Consumer Goods & Services 25.6%
	> Retail 11.2%
1,650,000	Abercrombie & Fitch	$131,950
	Teen Apparel Retailer
3,550,000	Safeway	121,446
	Supermarkets
850,000	Costco Wholesale	59,296
	Warehouse Superstores
3,500,000	Chico's FAS (a)	31,605
	Women's Specialty Retailer
		344,297
	> Travel 4.7%
3,550,000	Expedia (a)	112,251
	Online Travel Services Company
2,000,000	Hertz (a)	31,780
	Largest U.S. Rental Car Operator
		144,031
	> Other Consumer Services 4.4%
1,300,000	ITT Educational Services (a)	110,851
	Post-secondary Degree Services
1,500,000	Universal Technical Institute (a)(b)	25,500
	Vocational Training
		136,351
	> Leisure Products 2.2%
800,000	Harley-Davidson	37,368
	Motorcycles & Related Merchandise
750,000	International Speedway	30,885
	Largest Motorsports Racetrack Owner & Operator
		68,253
	> Furniture & Textiles 1.6%
850,000	Herman Miller	27,532
	Office Furniture
1,370,000	Knoll	22,509
	Office Furniture
		50,041
	> Apparel 1.5%
1,550,000	Coach (a)	47,399
	Designer & Retailer of Branded Leather Accessories
		47,399
Consumer Goods & Services: Total		790,372
Information 23.1%
	> Mobile Communications 4.9%
2,300,000	American Tower (a)	97,980
	Communications Towers in USA & Mexico
6,866,316	Globalstar (a)(b)	54,931
	Satellite Mobile Voice & Data Carrier
		152,911
	> Business Software 3.8%
2,350,000	Avid Technology (a)(b)	66,599
	Digital Nonlinear Editing Software & Systems

Number of Shares		Value (000)
7,250,000	Novell (a)	$49,807
	Directory, Operating System & Identity Management Software
		116,406
	> Telecommunications Equipment 3.6%
17,000,000	Tellabs (a)	111,180
	Telecommunications Equipment
		111,180
	> Internet Related 3.0%
9,600,000	SkillSoft (a)(b)	91,776
	Web-based Learning Solutions (E-Learning)
		91,776
	> Semiconductors & Related Equipment 2.2%
2,400,000	Canadian Solar (a)(b)	67,560
	Solar Cell & Module Manufacturer
		67,560
	> Contract Manufacturing 2.2%
36,700,000	Sanmina-SCI (a)(b)	66,794
	Electronic Manufacturing Services
		66,794
	> CATV 2.0%
2,500,000	Discovery Holding (a)	62,850
	CATV Programming
		62,850
	> Financial Processors 0.7%
2,308,000	Cardtronics (a)(b)	23,334
	Operates the World's Largest Network of ATMs
		23,334
	> Advertising 0.5%
1,675,000	VisionChina Media (China) (a)	14,238
	Advertising on Digital screens in China's Mass Transit System
		14,238
	> Computer Services 0.2%
1,367,000	AnswerThink (a)	6,616
	IT Integration & Best Practice Research
		6,616
Information: Total		713,665
Energy & Minerals 20.8%
	> Mining 11.6%
1,370,000	Potash Corp. of Saskatchewan (Canada)	197,225
	World's Largest Producer of Potash
18,000,000	Uranium One (South Africa) (a)	161,042
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		358,267
	> Oil Services 6.5%
5,550,000	Tetra Technologies (a)(b)	86,413
	U.S. Based Service Company with Life of Field Approach
1,200,000	FMC Technologies (a)	68,040
	Oil & Gas Wellhead Manufacturer

See accompanying notes to financial statements.

54

Number of Shares		Value (000)
	> Oil Services—continued
300,000	Atwood Oceanics (a)	$30,072
	Offshore Drilling Contractor
125,000	Diamond Offshore	17,750
	Contract Driller
		202,275
	> Oil & Gas Producers 2.7%
50,000,000	Petro Rubiales Energy (Canada) (a)(b)(c)	72,726
17,212,500	Petro Rubiales Energy-Warrants (Canada) (a)(b)(c)	9,496
	Oil Production & Exploration in Colombia
		82,222
Energy & Minerals: Total		642,764
Finance 13.6%
	> Insurance 7.1%
9,700,000	Conseco (a)(b)	121,832
	Life, Long-term Care & Medical Supplement Insurance
112,000	Markel (a)	55,003
	Specialty Insurance
2,400,000	Montpelier Re	40,824
	Commercial Lines Insurance/Reinsurance
		217,659
	> Brokerage & Money Management 6.5%
4,150,000	Janus Capital Group	136,327
	Manages Mutual Funds
1,600,000	SEI Investments	51,472
	Mutual Fund Administration & Investment Management
661,600	Bovespa (Brazil) (a)	12,749
	Brazil Equity & Derivative Exchange
		200,548
Finance: Total		418,207
Industrial Goods & Services 9.5%
	> Other Industrial Services 4.2%
1,425,000	Expeditors International of Washington	63,669
	International Freight Forwarder
3,000,000	American Commercial Lines (a)(b)	48,720
	Operator/Builder of Inland Barges
1,000,000	American Reprographics (a)	16,480
	Document Management & Logistics
		128,869
	> Outsourcing Services 2.4%
2,800,000	Quanta Services (a)	73,472
	Electrical & Telecom Construction Services
		73,472
	> Waste Management 1.6%
1,500,000	Waste Management	49,005
	U.S. Garbage Collection & Disposal
		49,005

Number of Shares or Principal Amount (000)		Value (000)
	> Steel 1.3%
2,350,000	Worthington Industries	$42,018
	Steel Processing & Manufactured Metal Products
		42,018
Industrial Goods & Services: Total		293,364
Health Care 1.2%
	> Health Care Services 1.2%
1,000,000	Lincare Holdings (a)	35,160
	Home Health Care Services
		35,160
Health Care: Total		35,160
Other Industries 1.1%
	> Transportation 1.1%
1,250,000	JB Hunt Transport Services	34,437
	Truck & Intermodal Carrier
		34,437
Other Industries: Total		34,437
Total Equities: 94.9% (Cost: $2,194,475)		2,927,969
Short-Term Obligations 5.0%
$15,600	General Electric Capital 4.18% Due 1/08/08	15,587
15,500	Parker-Hannifin (d) 4.45% Due 1/25/08	15,454
15,400	Chevron Funding 4.11% Due 1/04/08	15,395
15,400	Toyota Motor Credit 4.15% Due 1/07/08	15,389
15,300	Emerson Electric (d) 4.18% Due 1/16/08	15,274
15,300	United Parcel Services (d) 3.98% Due 1/17/08	15,273
14,900	Hershey Foods (d) 4.22% Due 1/02/08	14,898
14,900	IBM Corporation (d) 4.24% Due 1/03/08	14,897
31,023	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/16, market value $31,649 (repurchase proceeds $31,028)	31,023
	(Amortized Cost: $153,190)	153,190
Total Investments: 99.9% (Cost: $2,347,665)(e)		3,081,159
Cash and Other Assets Less Liabilities: 0.1%		4,000
Total Net Assets: 100%		$3,085,159

See accompanying notes to financial statements.

55

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
American Commercial Lines	-	3,000,000	-	3,000,000	$48,720	$-
Avid Technology	2,200,000	150,000	-	2,350,000	66,599	-
Canadian Solar	550,000	2,150,000	300,000	2,400,000	67,560	-
Cardtronics	-	2,308,000	-	2,308,000	23,334	-
Conseco	2,000,000	7,700,000	-	9,700,000	121,832	-
Globalstar	1,600,000	5,266,316	-	6,866,316	54,931	-
Petro Rubiales Energy	-	50,000,000	-	50,000,000	72,726	-
Petro Rubiales Energy-Warrants	-	17,212,500	-	17,212,500	9,496	-
Sanmina-SCI	10,330,000	26,370,000	-	36,700,000	66,794	-
SkillSoft	9,600,000	-	-	9,600,000	91,776	-
Tetra Technologies	-	5,550,000	-	5,550,000	86,413	-
Universal Technical Institute	1,350,000	150,000	-	1,500,000	25,500	-
UrAsia Energy (merged into Uranium One)*	30,050,000	2,000,000	32,050,000	-	-	-
TOTAL OF AFFILIATED TRANSACTIONS	57,680,000	121,856,816	32,350,000	147,186,816	$735,681	$-

*  At December 31, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $820,725 and $735,681 respectively. Investments in affiliate companies represented 23.8% of total net assets at December 31, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $82,075 which represented 2.66% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petro Rubiales Energy	7/12/07	49,900,000	$37,653	$72,579
Petro Rubiales Energy-Warrants	7/12/07	17,212,500	4,910	9,496
			$42,563	$82,075

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $75,796, which represented 2.5% of net assets.

(e)  At December 31, 2007, for federal income tax purposes cost of investments was $2,357,720 and net unrealized appreciation was $723,439 consisting of gross unrealized appreciation of $1,021,303 and gross unrealized depreciation of $297,864.

See accompanying notes to financial statements.

56

Columbia Thermostat Fund

Statement of Investments, December 31, 2007

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 64.9%
6,788,152	Columbia Intermediate Bond Fund, Class Z	$59,600
3,274,079	Columbia U.S. Treasury Index Fund, Class Z	35,720
2,948,910	Columbia Conservative High Yield Fund, Class Z	23,798
Total Bond Funds (Cost: $119,036)		119,118
	> Stock Funds: 34.6%
1,112,902	Columbia Large Cap Enhanced Core Fund, Class Z	15,859
865,633	Columbia Dividend Income Fund, Class Z	12,690
218,964	Columbia Acorn International, Class Z	9,547
321,754	Columbia Acorn Fund, Class Z	9,527
408,455	Columbia Marsico Growth Fund, Class Z	9,517
224,606	Columbia Acorn Select, Class Z	6,381
Total Stock Funds (Cost: $57,066)		63,521
Short-Term Obligation: 0.9%
$1,608	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 8/20/12, market value $1,641 (repurchase proceeds $1,608)	1,608
	(Cost: $1,608)	1,608
Total Investments: 100.4% (Cost: $177,710)(a)		184,247
Cash and Other Assets Less Liabilities: (0.4)%		(719)
Total Net Assets: 100%		$183,528

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2007, for federal income tax purposes cost of investments was $178,495 and net unrealized appreciation was $5,752, consisting of gross unrealized appreciation of $7,296 and gross unrealized depreciation of $1,544.

See accompanying notes to financial statements.

57

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2007	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,458,367		$3,887,622		$1,236,713		$210,736		$1,526,940		$1,608
Affiliated investments, at cost (See Note 4)	3,677,369		89,822		5,636		—		820,725		176,102
Unaffiliated investments, at value	$14,902,114		$5,753,160		$1,579,696		$265,609		$2,345,478		$1,608
Affiliated investments, at value (See Note 4)	5,035,542		77,254		4,622		—		735,681		182,639
Cash	—	*	167		123		—	*	748		—	*
Foreign currency (cost: Columbia Acorn Fund $2,383; Columbia Acorn International $8,509; Columbia Acorn International Select $12,598; Columbia Acorn Select $1)	2,407		8,515		—		12,808		1		—
Receivable for:
Investments sold	27,446		9,535		18,538		15		504		—
Fund shares sold	36,632		16,576		809		829		15,277		450
Dividends and interest	9,053		6,478		479		207		502		—	*
Foreign tax reclaims	185		340		—		24		—		—
Trustees' Deferred Compensation Investments	2,966		808		222		—		219		—
Total Assets	20,016,345		5,872,833		1,604,489		279,492		3,098,410		184,697
Liabilities:
Expense reimbursement due to Investment Adviser	—		—		—		—		—		3
Payable for:
Investments purchased	41,848		9,053		3,894		1,793		4,168		672
Fund shares redeemed	31,272		58,644		34,629		251		5,398		275
Management fee	10,955		3,781		1,185		218		2,084		15
Administration fee	648		188		52		9		100		6
12b-1 Service & Distribution fees	2,875		326		134		28		538		77
Reports to shareholders	814		234		92		22		199		40
Deferred Trustees' fees	2,966		808		222		30		219		24
Transfer agent fees	3,183		386		293		23		476		38
Trustees' fees	—	*	—	*	—	*	1		—	*	1
Audit fee	50		51		28		29		28		17
Custody fees	233		470		5		21		18		—
Chief compliance officer expenses	24		7		2		—	*	4		—	*
Deferred foreign capital gains tax payable	—		521		—		—		—		—
Other liabilities	131		36		11		50		19		1
Total Liabilities	94,999		74,505		40,547		2,475		13,251		1,169
Net Assets	$19,921,346		$5,798,328		$1,563,942		$277,017		$3,085,159		$183,528
Composition of Net Assets:
Paid in capital	$12,765,066		$3,854,515		$1,170,442		$216,960		$2,287,904		$176,414
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(7,414)		9,909		(222)		163		(10,038)		167
Accumulated net realized gain	361,714		81,387		51,753		4,807		73,799		410
Net unrealized appreciation on:
Investments	6,801,920		1,852,970		341,969		54,873		733,494		6,537
Foreign capital gains tax	—		(521)		—		—		—		—
Foreign currency translations	60		68		—		214		—	*	—
Net Assets	$19,921,346		$5,798,328		$1,563,942		$277,017		$3,085,159		$183,528
Net asset value per share – Class A (a)	$28.87		$43.42		$27.23		$31.74		$27.89		$12.31
(Net assets/shares)	($4,300,920/148,979)		($622,901/14,345)		($245,085/9,000)		($48,538/1,529)		($1,117,941/40,081)		($53,246/4,325)
Maximum offering price per share – Class A (b)	$30.63		$46.07		$28.89		$33.68		$29.59		$13.06
(Net asset value per share/front- end sales charge)	($28.87/0.9425)		($43.42/0.9425)		($27.23/0.9425)		($31.74/0.9425)		($27.89/0.9425)		($12.31/0.9425)
Net asset value and offering price per share – Class B (a)	$27.39		$42.46		$25.87		$30.50		$26.57		$12.38
(Net assets/shares)	($1,270,292/46,378)		($103,631/2,441)		($53,820/2,080)		($11,941/392)		($199,182/7,496)		($67,709/5,471)
Net asset value and offering price per share – Class C (a)	$27.25		$42.32		$25.77		$30.42		$26.46		$12.37
(Net assets/shares)	($1,312,243/48,162)		($153,416/3,625)		($50,743/1,969)		($13,023/428)		($197,100/7,449)		($26,908/2,175)
Net asset value and offering price per share – Class Z (c)	$29.61		$43.60		$27.97		$32.02		$28.41		$12.26
(Net assets/shares)	($13,037,891/440,350)		($4,918,380/112,805)		($1,214,294/43,419)		($203,515/6,356)		($1,570,936/55,302)		($35,665/2,910)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

58

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2007

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$145,080	$87,367	$12,363	$3,081	$9,206	$—
Dividend income from affiliates (See Note 4)	36,575	2,142	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	7,789
Interest income	56,916	17,028	3,194	586	11,149	40
	238,571	106,537	15,557	3,667	20,355	7,829
Foreign taxes withheld	(2,862)	(6,403)	— *	(174)	(65)	—
Total Investment Income	235,709	100,134	15,557	3,493	20,290	7,829
Expenses:
Management fee	130,904	40,665	14,381	2,123	23,344	184
Administration fee	7,739	2,012	632	85	1,110	70
12b-1 Service and Distribution fees:
Class A	11,075	1,205	660	90	2,838	134
Class B	10,443	765	461	82	1,648	524
Class C	13,968	1,329	556	99	2,045	266
Transfer agent fees:
Class A	3,186	492	178	38	871	78
Class B	1,990	183	102	24	378	111
Class C	1,311	153	55	15	228	42
Class Z	4,387	1,267	573	75	565	39
Custody fees	1,588	2,881	48	104	128	—
Trustees' fees	822	218	69	24	242	24
Registration & blue sky fees	202	144	81	63	107	56
Reports to shareholders	1,932	620	287	96	529	125
Chief compliance officer expenses (See Note 4)	468	123	45	12	70	12
Other expenses	914	307	113	67	165	45
Total expenses	190,929	52,364	18,241	2,997	34,268	1,710
Less custody fees paid indirectly	(202)	(2)	(20)	— *	(53)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	—	—	(315)
Less reimbursement of expenses by Transfer Agent
Class A	(222)	(16)	(12)	(1)	(54)	(4)
Class B	(86)	(7)	(4)	(1)	(16)	(5)
Class C	(63)	(6)	(2)	(1)	(9)	(2)
Class Z	(378)	(26)	(49)	(1)	(22)	— *
Net Expenses	189,978	52,307	18,154	2,993	34,114	1,384
Net Investment Income (Loss)	45,731	47,827	(2,597)	500	(13,824)	6,445
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	1,424,022	508,011	134,988	28,059	131,210	—
Affiliated investments (See Note 4)	289,100	6,231	—	—	6,322	6,855
Foreign currency transactions	(1,028)	(572)	—	663	(204)	—
Distributions from affiliated investment company shares	—	—	—	—	—	2,080
Realized loss due to a trading error	(4)	—	—	—	—	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	4	—	—	—	—	—
Net realized gain	1,712,094	513,670	134,988	28,722	137,328	8,935
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(363,205)	241,230	(78,501)	12,803	228,164	—
Affiliated investments (See Note 4)	27,347	(8,791)	(86)	—	(167,579)	(1,323)
Foreign currency translations	38	17	—	211	69	—
Foreign capital gains tax	—	(521)	—	—	—	—
Unrealized loss due to a trading error	—	—	(5)	—	—	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	—	—	5	—	—	—
Net change in unrealized appreciation (depreciation)	(335,820)	231,935	(78,587)	13,014	60,654	(1,323)
Net realized and unrealized gain	1,376,274	745,605	56,401	41,736	197,982	7,612
Net Increase in Net Assets resulting from Operations	$1,422,005	$793,432	$53,804	$42,236	$184,158	$14,057

*  Rounds to less than $500.

See accompanying notes to financial statements.

59

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$45,731	$35,190	$47,827	$31,386	$(2,597)	$(3,110)
Net realized gain on investments and foreign currency transactions	1,712,094	1,611,966	513,670	392,116	134,988	46,861
Net realized gain on affiliated investment company shares and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(335,820)	712,218	231,935	645,701	(78,587)	64,360
Net change in net unrealized appreciation (depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase from Operations	1,422,005	2,359,374	793,432	1,069,203	53,804	108,111
Distribution to Shareholders From:
Net investment income – Class A	(3,413)	(5,394)	(1,116)	(2,223)	—	—
Net realized gain – Class A	(325,538)	(313,513)	(43,244)	(26,545)	(15,400)	(5,181)
Net investment income – Class B	—	—	— *	(141)	—	—
Net realized gain – Class B	(102,379)	(114,707)	(7,707)	(8,646)	(3,468)	(1,487)
Net investment income – Class C	—	—	(2)	(63)	—	—
Net realized gain – Class C	(105,787)	(109,093)	(11,335)	(8,998)	(3,257)	(1,223)
Net investment income – Class Z	(48,153)	(48,532)	(35,860)	(44,617)	—	—
Net realized gain – Class Z	(960,719)	(916,129)	(359,596)	(342,510)	(72,632)	(25,202)
Total Distribution to Shareholders	(1,545,989)	(1,507,368)	(458,860)	(433,743)	(94,757)	(33,093)
Share Transactions:
Subscriptions – Class A	1,059,415	1,078,213	364,862	176,101	90,692	113,090
Distributions reinvested – Class A	298,039	288,002	40,913	25,843	13,230	4,383
Redemptions – Class A	(1,097,778)	(822,590)	(115,689)	(63,857)	(96,876)	(51,382)
Net Increase (Decrease) – Class A	259,676	543,625	290,086	138,087	7,046	66,091
Subscriptions – Class B	14,689	25,556	17,916	17,920	496	1,247
Distributions reinvested – Class B	93,667	104,566	7,027	8,016	3,174	1,351
Redemptions – Class B	(235,941)	(212,371)	(22,565)	(20,296)	(13,338)	(14,036)
Net Increase (Decrease) – Class B	(127,585)	(82,249)	2,378	5,640	(9,668)	(11,438)
Subscriptions – Class C	110,348	166,508	60,335	50,734	3,126	17,895
Distributions reinvested – Class C	83,502	86,726	8,403	6,707	2,798	1,038
Redemptions – Class C	(210,477)	(178,699)	(21,288)	(16,582)	(8,675)	(8,640)
Net Increase (Decrease) – Class C	(16,627)	74,535	47,450	40,859	(2,751)	10,293
Subscriptions – Class Z	1,935,968	1,754,910	996,581	707,961	236,636	371,430
Distributions reinvested – Class Z	863,071	824,254	279,036	279,893	65,865	22,838
Redemptions – Class Z	(1,814,299)	(1,413,279)	(495,473)	(357,229)	(272,461)	(175,498)
Net Increase – Class Z	984,740	1,165,885	780,144	630,625	30,040	218,770
Net Increase (Decrease) from Share Transactions	1,100,204	1,701,796	1,120,058	815,211	24,667	283,716
Redemption Fees	—	—	303	147	—	—
Total Increase (Decrease) in Net Assets	976,220	2,553,802	1,454,933	1,450,818	(16,286)	358,734
Net Assets:
Beginning of period	18,945,126	16,391,324	4,343,395	2,892,577	1,580,228	1,221,494
End of period	$19,921,346	$18,945,126	$5,798,328	$4,343,395	$1,563,942	$1,580,228
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(7,414)	$(27,265)	$9,909	$(20,256)	$(222)	$(174)

*  Rounds to less than $500.

See accompanying notes to financial statements.

60

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$500	$361	$(13,824)	$(11,032)	$6,445	$6,358
Net realized gain on investments and foreign currency transactions	28,722	18,110	137,328	71,803	—	—
Net realized gain on affiliated investment company shares and distributions from affiliated investment company shares	—	—	—	—	8,935	11,669
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	13,014	20,770	60,654	287,875	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investment company shares	—	—	—	—	(1,323)	836
Net Increase from Operations	42,236	39,241	184,158	348,646	14,057	18,863
Distribution to Shareholders From:
Net investment income – Class A	(150)	(2)	—	(788)	(2,012)	(2,086)
Net realized gain – Class A	(2,498)	—	(25,546)	(20,503)	(3,166)	(3,300)
Net investment income – Class B	—	—	—	—	(2,100)	(2,114)
Net realized gain – Class B	(655)	—	(4,903)	(4,991)	(4,129)	(3,980)
Net investment income – Class C	—	— *	—	—	(764)	(753)
Net realized gain – Class C	(682)	—	(4,795)	(3,972)	(1,608)	(1,496)
Net investment income – Class Z	(1,618)	(196)	—	(1,614)	(1,519)	(1,223)
Net realized gain – Class Z	(10,710)	—	(33,588)	(19,241)	(2,094)	(1,585)
Total Distribution to Shareholders	(16,313)	(198)	(68,832)	(51,109)	(17,392)	(16,537)
Share Transactions:
Subscriptions – Class A	26,720	10,850	353,434	210,532	10,451	6,298
Distributions reinvested – Class A	2,409	2	23,371	19,667	4,734	4,887
Redemptions – Class A	(7,228)	(3,070)	(257,380)	(158,467)	(19,044)	(25,185)
Net Increase (Decrease) – Class A	21,901	7,782	119,425	71,732	(3,859)	(14,000)
Subscriptions – Class B	2,760	2,223	3,529	4,782	4,269	3,578
Distributions reinvested – Class B	583	—	4,372	4,452	5,698	5,496
Redemptions – Class B	(2,545)	(1,437)	(36,416)	(31,688)	(13,592)	(16,105)
Net Increase (Decrease) – Class B	798	786	(28,515)	(22,454)	(3,625)	(7,031)
Subscriptions – Class C	5,815	2,333	44,306	20,817	4,372	4,114
Distributions reinvested – Class C	579	— *	3,773	3,230	2,127	1,960
Redemptions – Class C	(1,469)	(924)	(32,811)	(22,947)	(6,502)	(7,323)
Net Increase (Decrease) – Class C	4,925	1,409	15,268	1,100	(3)	(1,249)
Subscriptions – Class Z	70,464	34,878	874,944	258,516	6,608	5,698
Distributions reinvested – Class Z	5,636	99	25,110	14,293	3,354	2,633
Redemptions – Class Z	(21,559)	(10,107)	(274,110)	(170,328)	(4,141)	(3,204)
Net Increase – Class Z	54,541	24,870	625,944	102,481	5,821	5,127
Net Increase (Decrease) from Share Transactions	82,165	34,847	732,122	152,859	(1,666)	(17,153)
Redemption Fees	31	9	—	—	—	—
Total Increase (Decrease) in Net Assets	108,119	73,899	847,448	450,396	(5,001)	(14,827)
Net Assets:
Beginning of period	168,898	94,999	2,237,711	1,787,315	188,529	203,356
End of period	$277,017	$168,898	$3,085,159	$2,237,711	$183,528	$188,529
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$163	$676	$(10,038)	$(9,971)	$167	$249

61

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	34,304	37,015	8,200	4,588	3,109	4,113
Shares issued in reinvestment and capital gains – Class A	10,082	9,911	931	673	475	156
Less shares redeemed – Class A	(35,563)	(28,264)	(2,608)	(1,723)	(3,347)	(1,877)
Net Increase (Decrease) – Class A	8,823	18,662	6,523	3,538	237	2,392
Subscriptions – Class B	501	909	410	482	18	47
Shares issued in reinvestment and capital gains – Class B	3,332	3,757	164	212	119	50
Less shares redeemed – Class B	(7,999)	(7,576)	(523)	(553)	(478)	(533)
Net Increase (Decrease) – Class B	(4,166)	(2,910)	51	141	(341)	(436)
Subscriptions – Class C	3,792	5,931	1,389	1,356	113	678
Shares issued in reinvestment and capital gains – Class C	2,987	3,123	196	178	105	39
Less shares redeemed – Class C	(7,188)	(6,396)	(487)	(455)	(312)	(328)
Net Increase (Decrease) – Class C	(409)	2,658	1,098	1,079	(94)	389
Subscriptions – Class Z	61,171	58,774	22,406	18,601	7,861	13,228
Shares issued in reinvestment and capital gains – Class Z	28,499	27,709	6,321	7,251	2,304	796
Less shares redeemed – Class Z	(57,473)	(47,499)	(11,085)	(9,331)	(9,118)	(6,302)
Net Increase – Class Z	32,197	38,984	17,642	16,521	1,047	7,722
Net Increase (Decrease) in Shares of Beneficial Interest	36,445	57,394	25,314	21,279	849	10,067

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

62

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	867	446	12,257	8,645	805	492
Shares issued in reinvestment and capital gains – Class A	75	— *	810	777	380	390
Less shares redeemed – Class A	(230)	(131)	(8,919)	(6,607)	(1,469)	(1,960)
Net Increase (Decrease) – Class A	712	315	4,148	2,815	(284)	(1,078)
Subscriptions – Class B	93	97	129	207	328	279
Shares issued in reinvestment and capital gains – Class B	19	— *	159	183	456	437
Less shares redeemed – Class B	(86)	(64)	(1,320)	(1,373)	(1,046)	(1,253)
Net Increase (Decrease) – Class B	26	33	(1,032)	(983)	(262)	(537)
Subscriptions – Class C	194	100	1,601	898	338	322
Shares issued in reinvestment and capital gains – Class C	19	— *	138	133	170	156
Less shares redeemed – Class C	(49)	(42)	(1,197)	(1,002)	(502)	(572)
Net Increase (Decrease) – Class C	164	58	542	29	6	(94)
Subscriptions – Class Z	2,248	1,448	29,644	10,565	511	442
Shares issued in reinvestment and capital gains – Class Z	176	5	858	559	271	210
Less shares redeemed – Class Z	(696)	(427)	(9,406)	(7,111)	(320)	(248)
Net Increase – Class Z	1,728	1,026	21,096	4,013	462	404
Net Increase (Decrease) in Shares of Beneficial Interest	2,630	1,432	24,754	5,874	(78)	(1,305)

63

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$29.71		$28.17		$26.45		$22.56		$15.50
Income from Investment Operations
Net investment income (a)	0.15	(b)	0.13		0.15		0.04		0.03
Net realized and unrealized gain	2.17		3.92		3.28		4.78		7.05
Total from Investment Operations	2.32		4.05		3.43		4.82		7.08
Less Distributions Declared to Shareholders
From net investment income	(0.12)		(0.13)		(0.15)		(0.02)		—
From net realized gains	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions Declared to Shareholders	(2.42)		(2.51)		(1.71)		(0.93)		(0.02)
Net Asset Value, End of Period	$29.61		$29.71		$28.17		$26.45		$22.56
Total Return (c)	7.69	%(d)(e)	14.45	%(d)	13.11	%(d)	21.51	%(d)	45.68%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.74%		0.74%		0.74%		0.81%		0.80%
Net investment income (f)	0.46%		0.45%		0.57%		0.18%		0.17%
Waiver/reimbursement	0.00	%(g)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	20%		22%		16%		20%		10%
Net assets at end of period (in millions)	$13,038		$12,128		$10,399		$8,689		$7,065

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$40.31		$33.44		$29.03		$22.66		$15.40
Income from Investment Operations
Net investment income (a)	0.43		0.35		0.34		0.25		0.21
Net realized and unrealized gain	6.56		10.94		5.87		6.37		7.13
Total from Investment Operations	6.99		11.29		6.21		6.62		7.34
Less Distributions Declared to Shareholders
From net investment income	(0.34)		(0.51)		(0.72)		(0.25)		(0.08)
From net realized gains	(3.36)		(3.91)		(1.08)		—		—
Total Distributions Declared to Shareholders	(3.70)		(4.42)		(1.80)		(0.25)		(0.08)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$43.60		$40.31		$33.44		$29.03		$22.66
Total Return (c)	17.28	%(d)	34.53	%(d)	21.81	%(d)	29.47	%(d)	47.80%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.91%		0.94%		0.99%		1.08%		1.05%
Net investment income (e)	0.96%		0.92%		1.09%		1.01%		1.19%
Waiver/reimbursement	0.00	%(f)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	28%		31%		27%		40%		40%
Net assets at end of period (in millions)	$4,918		$3,836		$2,629		$1,919		$1,563

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Columbia Acorn USA

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$28.66		$27.03		$25.20		$21.01		$14.28
Income from Investment Operations
Net investment income (loss) (a)	(0.01	)(b)	(0.02)		0.07		(0.15)		(0.13)
Net realized and unrealized gain	1.03		2.26		3.18		4.48		6.86
Total from Investment Operations	1.02		2.24		3.25		4.33		6.73
Less Distributions Declared to Shareholders
From net investment income	—		—		(0.05)		—		—
From net realized gains	(1.71)		(0.61)		(1.37)		(0.14)		—
Total Distributions Declared to Shareholders	(1.71)		(0.61)		(1.42)		(0.14)		—
Net Asset Value, End of Period	$27.97		$28.66		$27.03		$25.20		$21.01
Total Return (c)	3.46	%(d)(e)	8.28	%(d)	12.98	%(d)	20.62	%(d)	47.13%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.98%		0.98%		1.01%		1.09%		1.11%
Net investment income (loss) (f)	(0.03)%		(0.07)%		0.28%		(0.66)%		(0.72)%
Waiver/reimbursement	0.00	%(g)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	21%		13%		13%		18%		7%
Net assets at end of period (in millions)	$1,214		$1,214		$937		$646		$502

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

64

Columbia Acorn International Select

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.97		$20.57		$18.02		$14.58		$10.29
Income from Investment Operations
Net investment income (a)	0.14	(b)	0.10		0.13		0.04		0.06
Net realized and unrealized gain	5.96		7.35		2.70		3.47		4.24
Total from Investment Operations	6.10		7.45		2.83		3.51		4.30
Less Distributions Declared to Shareholders
From net investment income	(0.28)		(0.05)		(0.28)		(0.07)		(0.01)
From net realized gains	(1.77)		—		—		—		—
Total Distributions Declared to Shareholders	(2.05)		(0.05)		(0.28)		(0.07)		(0.01)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$32.02		$27.97		$20.57		$18.02		$14.58
Total Return (d)(e)	21.86%		36.27%		15.98%		24.14%		41.79%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.18%		1.27%		1.45%		1.45%		1.45%
Net investment income (f)	0.44%		0.44%		0.72%		0.27%		0.56%
Waiver/reimbursement	0.00	%(g)	0.01%		0.04%		0.29%		0.42%
Portfolio turnover rate	57%		47%		39%		73%		69%
Net assets at end of period (in millions)	$204		$129		$74		$46		$34

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Columbia Acorn Select

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.59		$22.77		$21.13		$18.20		$14.04
Income from Investment Operations
Net investment loss (a)	(0.07)		(0.06)		(0.03)		(0.10)		(0.10)
Net realized and unrealized gain	2.53		4.51		2.35		3.47		4.39
Total from Investment Operations	2.46		4.45		2.32		3.37		4.29
Less Distributions Declared to Shareholders
From net investment income	—		(0.04)		—		—		—
From net realized gains	(0.64)		(0.59)		(0.68)		(0.44)		(0.13)
Total Distributions Declared to Shareholders	(0.64)		(0.63)		(0.68)		(0.44)		(0.13)
Net Asset Value, End of Period	$28.41		$26.59		$22.77		$21.13		$18.20
Total Return (b)	9.20	%(c)	19.68	%(c)	11.08	%(c)	18.58	%(c)	30.61%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)	0.91%		0.96%		0.99%		1.13%		1.12%
Net investment loss (d)	(0.24)%		(0.26)%		(0.16)%		(0.52)%		(0.63)%
Waiver/reimbursement	0.00	%(e)	0.02%		0.03%		0.02%		—
Portfolio turnover rate	14%		21%		19%		34%		16%
Net assets at end of period (in millions)	$1,571		$909		$688		$445		$294

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z	Year ended December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.57	$12.50	13.12	$12.31	$10.41
Income from Investment Operations
Net investment income (a)	0.52	0.49	0.43	0.31	0.19
Net realized and unrealized gain	0.53	0.84	0.28	0.82	1.87
Total from Investment Operations	1.05	1.33	0.71	1.13	2.06
Less Distributions Declared to Shareholders
From net investment income	(0.57)	(0.54)	(0.42)	(0.29)	(0.16)
From net realized gains	(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.36)	(1.26)	(1.33)	(0.32)	(0.16)
Net Asset Value, End of Period	$12.26	$12.57	$12.50	$13.12	$12.31
Total Return (c)(d)	8.49%	10.86%	5.50%	9.17%	19.79%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.25%	0.25%	0.25%	0.25%	0.38%
Net investment income (f)	4.05%	3.84%	3.28%	2.48%	1.64%
Waiver/reimbursement	0.15%	0.13%	0.11%	0.21%	0.88%
Portfolio turnover rate	128%	66%	96%	67%	61%
Net assets at end of period (in millions)	$36	$31	$26	$21	$14

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

65

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds will no longer offer Class B shares.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the date of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the trading of Fund shares as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class A, Class B and Class C shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the Funds' share classes have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are fair valued in accordance with procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures

66

about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and the Class A, Class B, Class C and Class Z shares transfer agency fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on

67

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	Accumulated Net Realized Gain or (Net Realized Loss)	Paid-In Capital
(in thousands)
Columbia Acorn Fund	$25,686	$(106,021)	$80,335
Columbia Acorn International	19,316	(37,617)	18,301
Columbia Acorn USA	2,549	(1,848)	(701)
Columbia Acorn International Select	755	(755)	—
Columbia Acorn Select	13,757	(13,605)	(152)
Columbia Thermostat Fund	(132)	(811)	943

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007, and December 31, 2006, was as follows:

December 31, 2007	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306
December 31, 2006	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
(in thousands)
Columbia Acorn Fund	$21,930	$341,600	$6,795,790
Columbia Acorn International	20,343	74,297	1,850,478
Columbia Acorn USA	—	53,514	341,725
Columbia Acorn International Select	501	4,740	54,647
Columbia Acorn Select	—	74,034	723,439
Columbia Thermostat Fund	561	824	5,752

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
(in thousands)
Columbia Acorn Fund	$7,838,307	$(1,042,517)	$6,795,790
Columbia Acorn International	2,094,574	(244,096)	1,850,478
Columbia Acorn USA	494,581	(152,856)	341,725
Columbia Acorn International Select	65,182	(10,535)	54,647
Columbia Acorn Select	1,021,303	(297,864)	723,439
Columbia Thermostat Fund	7,296	(1,544)	5,752

68

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,012	*	$—
2010	506	*	6,126
2011	—		2,488
TOTAL	$1,518		$8,614

*Of these carryforwards, $1,518 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2007:

(in thousands)
Columbia Acorn USA	$506

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2007, under the Funds' investment advisory agreement, fees are accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for Columbia Acorn International Select:

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

For all of the other Funds, and also prior to August 1, 2007, for Columbia Acorn International Select, for the period covered by this report as provided under the Funds' investment advisory agreement, fees were accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

69

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Acorn International Select

All Average Daily Net Assets	0.94%

Columbia Thermostat Fund

All Average Daily Net Assets	0.10%

For the year ended December 31, 2007, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.79%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select's Class Z shares and 1.35% annually of the average daily net assets for Columbia Acorn Select's Class Z shares. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses so that the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the average daily net assets of Columbia Thermostat Fund's Class Z shares through April 30, 2008. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM for Columbia Thermostat Fund for the year ended December 31, 2007, were $315,004.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the year ended December 31, 2007, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of Bank of America ("BOA"), responsibility to provide certain subadministrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. During the period January 1, 2007 through March 31, 2007, a portion of these fees were contractually waived.

Expenses waived by the Transfer Agent for the year ended December 31, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$749
Columbia Acorn International	55
Columbia Acorn USA	67
Columbia Acorn International Select	4
Columbia Acorn Select	101
Columbia Thermostat Fund	11

70

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer for the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On December 31, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 29, 30, 39, 47 and 56, respectively.

During the year ended December 31, 2007, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$528	$—
Columbia Acorn International	11,085	281
Columbia Acorn USA	115	—
Columbia Acorn Select	3,036	—

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2007.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$4,733,104
Proceeds from sales	3,798,087

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$2,001,272
Proceeds from sales	1,409,352

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$447,022
Proceeds from sales	341,275

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$175,176
Proceeds from sales	120,111

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$1,010,135
Proceeds from sales	374,402

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$234,732
Proceeds from sales	245,973

7.   Redemption Fees

For the year ended December 31, 2007, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to $303,013 and $30,848, respectively, and are accounted for as additions to paid in capital.

8.   Other

For the year ended December 31, 2007, the Columbia Acorn Fund sustained two trading errors. Columbia Acorn Fund sold

71

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

shares of Enerflex Systems resulting in a loss of $364. Columbia Acorn Fund purchased shares of BioMarin resulting in a loss of $3,750. Additionally, for the year ended December 31, 2007, the Columbia Acorn USA sustained one trading error. Columbia Acorn USA purchased shares of Cavco Industries at a loss of $5,148.

The Funds were reimbursed by CWAM for the full amount of each loss.

9.   Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Trust breached, along with certain affiliated entities and individuals, certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

72

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

73

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $1,586,118.

80.06% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Acorn International

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $458,971. Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $6,403 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2007.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Gross income derived from sources within foreign countries amounted to $89,508 ($0.67 per share) for the fiscal year ended December 31, 2007.

Columbia Acorn USA

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $132,635.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $174 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2007.

Gross income derived from sources within foreign countries amounted to $3,081 ($0.35 per share) for the fiscal year ended December 31, 2007.

5.77% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Acorn Select

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $123,722.

83.92% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 88.62%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Thermostat Fund

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $2,884.

4.71% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 5.81%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

74

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

75

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is

76

an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels— as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

77

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implemented, would result in greater sharing of economies of scale.

78

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

(with respect to the Acorn Funds)

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales

Senior Vice President,
Chief Legal Officer
and General Counsel

June 18, 2007

79

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Agreement. In addition, the board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved continuation of the Agreement through July 31, 2008, with an amendment to the fee schedule as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance

80

with various policies and procedures of the Funds and with applicable securities laws and regulations.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Columbia Acorn Fund and Columbia Acorn Select had each outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Columbia Acorn USA suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees noted that Columbia Thermostat Fund had a limited performance history but was ranked high among its peers by Morningstar (but much less so by Lipper as a result of how Lipper classifies the Fund). The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Columbia Acorn USA and Columbia Acorn Select). The trustees also considered the management fees of the Acorn Funds relative to those of the Wanger Advisors Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM.

The Board and CWAM approved an amendment to the Agreement to establish additional breakpoints for Columbia Acorn International Select at 90 basis points for net asset levels over $500 million. The trustees determined that no other changes were necessary at this time in the fee schedules of the Funds.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing

81

Board Approval of the Advisory Agreement, continued

many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended for Columbia Acorn International Select) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes reductions in the rate of fees at various asset levels, including the newly established breakpoints for Columbia Acorn International Select. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided and that Columbia Management Distributors, Inc., the Funds' distributor, receives Rule 12b-1 fees, that are paid to broker-dealers. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Agreement, as amended to revise the fee schedule for Columbia Acorn International Select, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Agreement as so amended through July 31, 2008.

82

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn:

Laura M. Born, 42, Trustee(1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director – Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Wanger Advisors Trust

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Wanger Advisors Trust

Margaret Eisen, 54, Trustee	2002	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Wanger Advisors Trust

Jerome Kahn, Jr., 73, Trustee	1987	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Wanger Advisors Trust

Steven N. Kaplan, 48, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust

David C. Kleinman, 72, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

Robert E. Nason, 71, Trustee and Chairman of the Board	1998	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Wanger Advisors Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Wanger Advisors Trust

83

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn: (continued)

John A. Wing, 72, Trustee	2002	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid, 53, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Wanger Advisors Trust since 2003.	10	Wanger Advisors Trust

Ralph Wanger, 72, Trustee(3)	1970	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Wanger Advisors Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Wanger Advisors Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Wanger Advisors Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Wanger Advisors Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

84

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Officers of Columbia Acorn: (continued)

P. Zachary Egan, 39, Vice President	2003	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Wanger Advisors Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Wanger Advisors Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Wanger Advisors Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund PLC.	10	None

Louis J. Mendes, 43, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; Vice President, Wanger Advisors Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Wanger Advisors Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Wanger Advisors Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Wanger Advisors Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Wanger Advisors Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a director of officer of The Acorn Fund, Inc., the Trust's predecessor.

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

85

Columbia Acorn Family of Funds

Class Z Share Information

Minimum Initial Investment in Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund	$2,500† $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000	†
Minimum Initial Investment in Columbia Acorn Select	$100,000	*†
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.10%
Net Expense Ratio	0.74%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.91%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.98%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.24%
Net Expense Ratio	1.18%
Columbia Acorn Select	ACTWX
Management Fee	0.79%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.91%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%**
Net Expense Ratio	0.25%

    Fees and expenses are for the twelve months ended December 31, 2007, and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2008. The Funds' adviser and/or affiliates had agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Effective June 25, 2007, the board of trustees voted to increase the minimum initial investment for Columbia Acorn Select from $50,000 to $100,000.

  **  Does not include estimated fees and expenses of 0.70% incurred by the Fund from the underlying funds in which it invests.

  †  Certain exclusions may apply.

86

Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the Fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

87

Columbia Acorn Family of Funds

Class Z Shares

Annual Report – December 31, 2007

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-43/139014-1207 (02/08) 08/49897

4Q

Columbia Acorn
Family of Funds

Class A, B and C Shares

Annual Report

December 31, 2007

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/07

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$28.87	$43.42	$27.23	$31.74	$27.89	$12.31
Class B	$27.39	$42.46	$25.87	$30.50	$26.57	$12.38
Class C	$27.25	$42.32	$25.77	$30.42	$26.46	$12.37

2007 Year-End Distributions

The following table details the Funds' year-end distributions. The record date for all Funds except Columbia Thermostat Fund was December 10, 2007. The ex-dividend date was December 11, 2007, and the payable date was December 12, 2007. For Columbia Thermostat Fund, the record date was December 20, 2007. The ex-dividend date was December 21, 2007, and the payable date was December 24, 2007.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A	$0.1126	$1.8022	$0.0242	$29.04 —	A
Columbia Acorn Fund Class B and C	$0.1126	$1.8022	None	$27.56 —	B
				$27.42 —	C
Columbia Acorn International Class A	$0.1785	$2.9312	$0.0806	$43.84 —	A
Columbia Acorn International Class B and C	$0.1785	$2.9312	None	$42.88 —	B
				$42.75 —	C
Columbia Acorn USA Class A, B and C	None	$1.4262	None	$27.29 —	A
				$25.93 —	B
				$25.83 —	C
Columbia Acorn International Select Class A	None	$1.7656	$0.0451	$31.79 —	A
Columbia Acorn International Select Class B and C	None	$1.7656	None	$30.57 —	B
				$30.48 —	C
Columbia Acorn Select Class A, B and C	None	$0.4558	None	$28.10 —	A
				$26.78 —	B
				$26.67 —	C
Columbia Thermostat Fund Class A	$0.3907	$0.1072	$0.4738	$12.28 —	A
Columbia Thermostat Fund Class B	$0.3907	$0.1072	$0.4088	$12.35 —	B
Columbia Thermostat Fund Class C	$0.3907	$0.1072	$0.3763	$12.35 —	C

The views expressed in the "Letter to Shareholders," "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

The Columbia Acorn Trust Board of Trustees has 10 independent Trustees and Ralph Wanger, the retired founder of the predecessor company of Columbia Wanger Asset Management ("CWAM"), the investment adviser of the Columbia Acorn Family of Funds ("Acorn Funds"). Charles P. McQuaid, the Chief Investment Officer of CWAM, is also a Trustee. This diverse and qualified complement of shareholder Trustees with a strong independent majority provides the foundation of a decision process without undue influence of conflicting interests.

Governance of the Acorn Funds is driven through an active committee structure. The issues and challenges we face in today's environment can be complex and frequently require an in-depth review and analysis by committee. Our governance process is more efficient and effective when issues are studied in-depth in preparation of making a recommendation for consideration by the full Board of Trustees.

The function and purpose of each standing committee of the Board of Trustees that meets regularly is specified in the committee's charter. Trustees and chairpersons are nominated and elected to these committees based on their background and experience to meet the purpose and objective of the respective committee with recognition of a preference to achieve some balance of the workload among all Trustees. Committees that meet regularly are Audit, Compliance, Contract, Governance, Investment Performance and Valuation. All chairpersons are independent trustees with the exception of the Valuation committee which is chaired by Charles P. McQuaid. In addition to our standing committees, we have in the past established limited purpose committees, and are prepared to do so in the future to review and analyze specific issues or topics as they arise.

The Trustees initiated and approved changes relating to certain Acorn Funds during the year.

•  Approved a strategy for Acorn Select Fund generally to invest in 30 to 60 companies (up from 20 to 40 companies) with market capitalizations under $20 billion. We also increased the limit for the Fund's investment in non U.S. based companies to 33% from 25%.

•  Established a new advisory fee breakpoint for Acorn International Select Fund for total assets of $500 million and over at .90%, a reduction from .94%.

•  We discontinued the sale of Class B shares of all Acorn Funds with the exception of dividend reinvestments, effective February 29, 2008.

•  The minimum investment for new shareholders in the Acorn Select Fund was increased to $100,000 from $50,000.

One critical responsibility of your Board of Trustees is to have a complement of Trustees to achieve multiple objectives including planned succession and continuity in the future. Two new independent Trustees were elected by the Board in 2007: Laura A. Born and Maureen M. Culhane. They are exceptionally qualified for your Board.

At the conclusion of our September, 2007 meeting, Patricia A.Werhane, an independent Trustee, concluded her term of service on the Board. On behalf of all shareholders we thank her for her commitment and outstanding service to the Acorn Funds.

As we begin a new year, your Trustees are confident that the investment management responsibilities for the Acorn Funds are in strong hands. We have renewed the investment advisory agreement for each of the Acorn Funds with CWAM through July 2008 and have again placed our trust in CWAM's aim to meet shareholder expectations. Consistency and continuity have always been a key strength of CWAM and its predecessors in serving the Acorn Funds. CWAM is led by Charles P. McQuaid. He has been serving the Acorn Funds for over 29 consecutive years. He is surrounded by a group of talented portfolio managers, some who joined him in serving the Acorn Funds in the 1990's and others in more recent years.

Accompanying this letter is the 2007 annual report to shareholders of the Acorn Funds that includes performance information from your portfolio managers. We thank our fellow shareholders for their interest and investment in the Acorn Funds.

Robert E. Nason
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Descriptions of Indexes	1

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Squirrel Chatter II: Ponzi Schemes and Politicians' Dreams	4

Understanding Your Expenses	6

Columbia Acorn Fund

In a Nutshell	8

At a Glance	9

Major Portfolio Changes	20

Statement of Investments	22

Columbia Acorn International

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	34

Statement of Investments	36

Portfolio Diversification	42

Columbia Acorn USA

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	43

Statement of Investments	44

Columbia Acorn International Select

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	50

Statement of Investments	51

Portfolio Diversification	54

Columbia Acorn Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	55

Statement of Investments	56

Columbia Thermostat Fund

In a Nutshell	18

At a Glance	19

Statement of Investments	59

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	60

Statements of Operations	61

Statements of Changes in Net Assets	62

Financial Highlights	66

Notes to Financial Statements	72

Report of Independent Registered Public Accounting Firm	79

Federal Income Tax Information	80

Management Fee Evaluation of the Senior Officer	81

Board Approval of the Advisory Agreement	86

Board of Trustees and Management of Columbia Acorn Funds	89

Class A, B and C Share Information	92

Columbia Acorn Family of Funds Information	93

Columbia Acorn Family of Funds

Descriptions of indexes included in this report:

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US Index is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund; Lipper Flexible Portfolio Funds Index, an equal dollar-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/07

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/00)
3 months*	-3.30%	-8.86%	-3.42%	-7.93%	-3.47%	-4.37%
1 year	7.39%	1.22%	6.76%	1.83%	6.56%	5.58%
3 years	11.39%	9.21%	10.69%	9.86%	10.53%	10.53%
5 years	19.37%	17.96%	18.58%	18.38%	18.49%	18.49%
Life of fund	12.69%	11.77%	11.96%	11.96%	11.89%	11.89%
Columbia Acorn International (10/16/00)
3 months*	-2.10%	-7.73%	-2.21%	-6.77%	-2.28%	-3.20%
1 year	16.90%	10.17%	16.25%	11.25%	16.01%	15.01%
3 years	23.95%	21.52%	23.16%	22.49%	22.99%	22.99%
5 years	29.25%	27.73%	28.40%	28.25%	28.31%	28.31%
Life of fund	11.88%	10.97%	11.15%	11.15%	11.09%	11.09%
Columbia Acorn USA (10/16/00)
3 months*	-3.30%	-8.86%	-3.46%	-8.03%	-3.47%	-4.38%
1 year	3.18%	-2.75%	2.53%	-2.28%	2.39%	1.43%
3 years	7.87%	5.76%	7.15%	6.28%	7.03%	7.03%
5 years	17.13%	15.75%	16.35%	16.13%	16.27%	16.27%
Life of fund	12.10%	11.19%	11.38%	11.38%	11.33%	11.33%
Columbia Acorn International Select (10/16/00)
3 months*	0.74%	-5.05%	0.57%	-4.19%	0.54%	-0.41%
1 year	21.50%	14.51%	20.69%	15.69%	20.53%	19.53%
3 years	24.07%	21.64%	23.27%	22.61%	23.10%	23.10%
5 years	27.24%	25.74%	26.40%	26.24%	26.30%	26.30%
Life of fund	9.62%	8.73%	8.88%	8.88%	8.84%	8.84%
Columbia Acorn Select (10/16/00)
3 months*	-5.34%	-10.78%	-5.48%	-10.13%	-5.50%	-6.43%
1 year	8.92%	2.66%	8.22%	3.22%	8.04%	7.04%
3 years	12.92%	10.71%	12.17%	11.37%	12.02%	12.02%
5 years	17.19%	15.81%	16.40%	16.18%	16.30%	16.30%
Life of fund	12.39%	11.47%	11.64%	11.64%	11.58%	11.58%
Columbia Thermostat Fund (3/3/03)†
3 months*	0.26%	-5.51%	0.22%	-4.45%	0.04%	-0.89%
1 year	8.19%	1.97%	7.71%	2.80%	7.36%	6.38%
3 years	7.98%	5.87%	7.37%	6.55%	7.17%	7.17%
Life of fund	11.43%	10.07%	10.77%	10.49%	10.61%	10.61%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.63%; Class C: 1.84%. Columbia Acorn International: Class A: 1.27%; Class B: 1.86%; Class C: 2.05%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.89%; Class C: 2.09%. Columbia Acorn International Select: Class A: 1.63%; Class B: 2.23%; Class C: 2.42%. Columbia Acorn Select: Class A: 1.27%; Class B: 1.88%; Class C: 2.08%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.35%, 1.19%; Class B: 1.88%, 1.69%; Class C: 2.15%, 1.94%, respectively.

Performance results reflect any waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge,
Average Annual Total Returns through 12/31/07

	4th quarter*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	-3.30%	7.39%	11.39%	19.37%	12.69%
Russell 2500	-4.32%	1.38%	8.38%	16.99%	9.18%
S&P 500	-3.33%	5.49%	8.62%	12.83%	2.67%
Lipper Small-Cap Core Funds Index	-4.23%	1.92%	7.62%	15.76%	8.81%
Lipper Mid-Cap Core Funds Index	-3.44%	6.34%	9.71%	15.80%	6.95%
Columbia Acorn International (LAIAX) (10/16/00)	-2.10%	16.90%	23.95%	29.25%	11.88%
S&P/Citigroup EMI Global ex-US	-3.36%	12.37%	21.50%	29.16%	15.53%
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn	-2.73%	15.98%	22.20%	29.82%	16.34%
MSCI EAFE Index	-1.75%	11.17%	16.83%	21.59%	8.28%
Lipper Int'l Small-Cap Funds Index	-4.89%	9.90%	20.32%	28.46%	13.87%
Columbia Acorn USA (LAUAX) (10/16/00)	-3.30%	3.18%	7.87%	17.13%	12.10%
Russell 2000	-4.58%	-1.57%	6.80%	16.25%	8.04%
Lipper Small-Cap Core Funds Index	-4.23%	1.92%	7.62%	15.76%	8.81%
S&P 500	-3.33%	5.49%	8.62%	12.83%	2.67%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	0.74%	21.50%	24.07%	27.24%	9.62%
S&P/Citigroup World ex-US Cap Range $2-10B	-4.33%	9.84%	19.13%	25.94%	13.61%
MSCI EAFE Index	-1.75%	11.17%	16.83%	21.59%	8.28%
Lipper International Funds Index	-1.00%	14.25%	18.49%	21.82%	9.15%
Columbia Acorn Select (LTFAX) (10/16/00)	-5.34%	8.92%	12.92%	17.19%	12.39%
S&P MidCap 400	-2.73%	7.98%	10.27%	16.20%	8.98%
Lipper Mid-Cap Growth Index	-0.03%	21.41%	13.88%	17.93%	1.41%
S&P 500	-3.33%	5.49%	8.62%	12.83%	2.67%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	0.26%	8.19%	7.98%	NA	11.43%
S&P 500	-3.33%	5.49%	8.62%	NA	14.27%
Lehman Brothers U.S. Credit Intermediate Bond Index	2.17%	5.60%	3.83%	NA	4.20%
Lipper Flexible Portfolio Funds Index	-0.21%	9.57%	9.53%	NA	13.17%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiafunds.com for daily and most recent month-end updates.

Performance results reflect any waivers or reimbursement of Fund expenses by the investment adviser and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.63%; Class C: 1.84%. Columbia Acorn International: Class A: 1.27%; Class B: 1.86%; Class C: 2.05%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.89%; Class C: 2.09%. Columbia Acorn International Select: Class A: 1.63%; Class B: 2.23%; Class C: 2.42%. Columbia Acorn Select: Class A: 1.27%; Class B: 1.88%; Class C: 2.08%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.35%, 1.19%; Class B: 1.88%, 1.69%; Class C: 2.15%, 1.94%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All indexes are unmanaged. It is not possible to invest directly in an index. For index definitions, see Page 1 of this report.

Squirrel Chatter II: Ponzi Schemes and Politicians' Dreams

Each December I attend The University of Chicago Business Forecast luncheon. Typically the event features economic forecasts by two economists, plus a summary of world political and economic issues provided by Professor Marvin Zonis.1 At this year's luncheon Professor Zonis stated that the U.S. Government had $50 trillion of unfunded liabilities. That's a staggering figure! Could it really be correct?

"Trust Me" Trust Funds

I've found that there is no precise U.S. Government unfunded liability number, though there are estimates. The U.S. Government Accountability Office (GAO) notes material weaknesses in federal government accounting in general, but has expressed an unqualified opinion on its 2007 Statement of Social Insurance. Any calculation of unfunded liabilities requires numerous actuarial assumptions plus a time horizon. The calculations by various government agencies cover liabilities for 75 years into the future.

However, it does appear that Professor Zonis' $50 trillion estimate was wrong. That number is now too low. On December 17, 2007, the GAO estimated that the U.S. Government's total reported liabilities, net social insurance commitments, and other fiscal exposures were approximately $53 trillion.2 With apologies to the late Senator Everett Dirksen (Republican: Illinois), it seems that a trillion here and a trillion there adds up.3

Despite well-publicized concerns about Social Security, Medicare is in worse shape. Created in the 1930s, Social Security seems to have been a warm-up for bigger unfunded liabilities later on. Social Security is better funded, as Social Security tax rates are higher than Medicare tax rates. Medicare was signed into law in 1965 and spending for the program quickly ran out of control. The original cost estimate for Medicare hospital insurance in 1990, for example, was $9 billion; the actual cost that year hit $67 billion!4 According to the GAO, Medicare alone has over $36 trillion of unfunded liabilities.

But what of the Social Security and Medicare Trust Funds, the Funds that politicians promised to put in a "lock box?" It turns out the politicians spent the money elsewhere and the Trust Funds loaned their money to the U.S. Treasury by buying government bonds. The Trust Funds have no true third-party assets, but simply have promises from the U.S. Treasury to pay in the future. In order for the payments to be made the Treasury will have to raise taxes, cut other spending, borrow or print money.

What was the latest change that politicians made concerning unfunded liabilities? They increased them by adding prescription drugs to Medicare's benefits. This addition is noteworthy for three reasons. First, little new funding was created; enrollee premiums cover only about 25% of costs. Second, the program's costs and benefits are highly skewed. Baby boomers will have a net benefit of about $20,000 each while younger workers and future generations will have net costs of between $2,500 and $4,200 each.5 Third, when the new benefits were fully implemented in 2006, they drove a 19% increase in Medicare costs, the largest increase in decades. Over $10 trillion of Medicare's unfunded liability is from the drug program.

What are this year's presidential candidates saying about the unfunded liability problem? Virtually nothing and, even though taxpayers cannot afford Social Security, Medicare and other existing programs, some candidates are touting new proposals that substantially broaden federal health care spending. These plans include additional entitlements and mandatory, subsidized, health insurance participation. Cost estimates are dubious but range from $50 to $120 billion yearly.

Given the huge existing liabilities and proposals for additional benefits, it appears that the U.S. Government is operating an enormous Ponzi Scheme.6 Initial participants benefit but most taxpayers are likely to lose.

Large Liabilities and Possible Solutions

$53 trillion is a huge number, nearly four times all the goods and services produced in the United States in 2007. Currently Social Security is running a yearly surplus while Medicare is running a deficit. But the aging of baby boomers is driving yearly Medicare and Social Security spending higher, so the programs' cash needs will become very large in the next decade. Medicare deficits are projected to consume 25% of all federal income taxes by 2020. By 2050, Social Security, Medicare, and Medicaid will grow from 9% to 18% of GDP. This contrasts to total federal spending averaging about 20% of GDP over the last 50 years.7

Some of the richest people in America say their taxes are too low. What if they were taxed at 100%? Not 100% of income but 100% of their net worth! This "Che Guevara lite" (confiscation without murder) solution, if applied to the 2007 Forbes list of the richest

400 Americans, would yield a one-time receipt of $1.54 trillion. That would cover 2.9% of the problem, but is of course not a real solution as it would destroy capitalism.

How about raising tax rates on all of us? The Laffer Curve8 exists—there is an income tax rate that will yield the highest dollar amount of taxes, and that rate appears to be well under 100%. Even famed British economist John Maynard Keynes said that reducing too-high tax rates results in higher tax revenues. Very high tax rates choke economic activity and spur taxpayers to take legal and illegal measures to reduce payments.

Since federal income taxes began in 1913, there have been three rounds of major income tax rate cuts in the United States, and each resulted in faster economic growth and, ultimately, higher taxes collected. Paradoxically, though the rate cuts provided those with higher incomes the largest benefits, higher income people ended up paying greater percentages of total tax collections. A number of countries, including former Soviet republics, have adopted low, flat income tax rates and have seen economic growth surge and tax receipts increase.

No one knows what income tax rates create the highest tax revenues over the long run. In the last 50 years, the highest marginal tax rates in the United States have varied from a pre-Kennedy rate cut peak of 91% to a post-Reagan rate cut trough of 28%. Surprisingly, total federal government revenues as a percentage of GDP during that period have varied modestly, from 16.1% to 20.9%. Fiscal 2007 revenues were a bit above the midpoint, at 18.8% of GDP.9

While somewhat higher tax rates would probably increase near-term tax revenues, it is unlikely that substantially higher income tax rates alone can boost government receipts to the 30% or so of GDP eventually needed to fully fund the promised benefits. Massive value added taxes or sales taxes would likely be needed to provide tax revenue percentages that high. But huge tax hikes of any sort are likely to hurt economic growth, and additional solutions are needed.

As substantial liabilities become due in the next decade, there is an increased likelihood that voters will elect more courageous politicians that will strive to control spending and enact needed reforms. Perhaps the best single reform would be to restore more free market elements to our health care system. There needs to be more price transparency plus incentives for individuals and health care providers to control spending. Streamlined drug approval processes and additional tort reform would also help.

Incentives for innovation, rather than arbitrary price controls, are crucial. Improved technology has enabled over a 99.99% reduction in the cost of genome mapping in the last seven years. As costs continue to drop and advances continue to be made in biotechnology and pharmaceuticals, new ways to diagnose, treat and cure diseases are likely. Treatments customized to genetic factors promise to be much more effective and result in fewer side effects than many current drugs. The Columbia Acorn Funds have begun to own stocks in companies that are pursuing genetic tests, novel drugs and devices, plus information technology for better managing health care administration.

Outside the health care sector, Professor Jeremy Siegel has suggested that a solution for America's savings and retirement crisis will be sales of American assets to foreigners, especially those from countries with higher savings rates and younger populations. Innovative small- and mid-cap companies appear particularly attractive to foreigners, especially now that the dollar has weakened. The sale has begun, as mentioned in Columbia Acorn Fund's nutshell discussion on Page 8.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

Opinions expressed in "Squirrel Chatter II" are those of the author and are not necessarily those of Columbia Wanger Asset Management, its parent organizations, or the Columbia Acorn Trust Board.

1  Marvin Zonis is a professor emeritus at the Graduate School of Business at The University of Chicago, where he teaches courses on International Political Economy, Leadership and Business Strategy in the Era of E-Commerce.

2  Estimates by the Congressional Budget Office, Medicare trustees, and some private sources are higher.

3  Dirksen has been quoted as saying, "A billion here and a billion there, and pretty soon you're talking real money," but the Dirksen Congressional Center has been unable to verify the statement.

4  Source: American Enterprise Institute for Public Policy Research website, www.aei.org, "Medicare Prescription Drugs: Medical Necessity Meets Fiscal Insanity," by Joseph Antos and Jagadeesh Gokhale. Posted February 17, 2005.

5  Ibid.

6  In the 1920's, Charles Ponzi enticed investors with a bogus investment opportunity that promised a 40% return on their investment in just 90 days. Early investors were paid with dollars from later investors but most lost their money. Ponzi served four years in prison for this fraud, and then proceeded to promote other dubious ventures. He died in a charity ward of a Rio de Janeiro hospital in 1949.

7  Included in testimony on the future of Social Security presented by the Concord Coalition (www.concordcoalition.org) to a Senate special committee on aging, February 3, 2005.

8  The Laffer Curve is used to illustrate the concept of taxable income elasticity, the idea that government can maximize tax revenue by setting tax rates at an optimum point and that neither a 0% tax rate nor a 100% tax rate will generate government revenue. The curve was popularized by U.S. economics professor Arthur Laffer (b. 1940).

9  Source: Congressional Budget Office.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees (distribution and service fees) and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2007 – December 31, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	964.21	1,020.01	5.10	5.24	1.03
Class B	1,000.00	1,000.00	961.39	1,017.19	7.86	8.08	1.59
Class C	1,000.00	1,000.00	960.58	1,016.18	8.85	9.10	1.79
Columbia Acorn International
Class A	1,000.00	1,000.00	1,021.68	1,018.85	6.42	6.41	1.26
Class B	1,000.00	1,000.00	1,019.00	1,016.03	9.26	9.25	1.82
Class C	1,000.00	1,000.00	1,017.69	1,015.02	10.27	10.26	2.02
Columbia Acorn USA
Class A	1,000.00	1,000.00	943.49	1,018.90	6.12	6.36	1.25
Class B	1,000.00	1,000.00	940.52	1,015.98	8.95	9.30	1.83
Class C	1,000.00	1,000.00	940.01	1,015.02	9.88	10.26	2.02
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,088.52	1,017.64	7.90	7.63	1.50
Class B	1,000.00	1,000.00	1,084.79	1,014.57	11.09	10.71	2.11
Class C	1,000.00	1,000.00	1,084.29	1,013.61	12.08	11.67	2.30
Columbia Acorn Select
Class A	1,000.00	1,000.00	933.91	1,019.21	5.80	6.06	1.19
Class B	1,000.00	1,000.00	930.79	1,016.28	8.61	9.00	1.77
Class C	1,000.00	1,000.00	929.88	1,015.27	9.58	10.01	1.97
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,037.81	1,022.68	2.57	2.55	0.50
Class B	1,000.00	1,000.00	1,034.99	1,020.16	5.13	5.09	1.00
Class C	1,000.00	1,000.00	1,033.22	1,018.90	6.41	6.36	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests.

*For the six months ended December 31, 2007.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

FMC Technologies	1.6%
Fugro	1.5%
Coach	1.1%
Ultra Petroleum	1.0%
Atwood Oceanics	0.6%
Southwestern Energy	0.5%
Housing Development Finance	0.5%
Hong Kong Exchanges and Clearing	0.5%
AmeriCredit	0.5%
NAVTEQ	0.5%
Genlyte Group	0.5%
Chico's FAS	0.3%
MGI Pharma	0.2%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Fund returned 7.39% (Class A shares, without sales charge) in 2007, substantially beating the 1.38% return of its primary benchmark, the Russell 2500 Index. The Fund also outperformed the large-cap S&P 500's gain of 5.49%, which was gratifying as small caps tended to underperform large caps during the period.

The equity markets were poor in the fourth quarter; both volatile and down. Columbia Acorn Fund dropped 3.30% in the quarter, falling less than the small-cap benchmarks and essentially in line with the mid- and large-cap benchmarks.

Energy stocks helped performance substantially during the year and somewhat during the quarter. Wellhead maker FMC Technologies was the Fund's largest dollar winner in 2007. It provided a blowout 84% gain as earnings grew rapidly. Dutch oilfield service provider Fugro sounded out a 63% profit. A third company benefiting from the pursuit of offshore oil, Atwood Oceanics, surged more than 104% in the year and 31% in the fourth quarter. Several oil and gas producers were also hot. Southwestern Energy jumped 59% in the year and 33% in the quarter, while Ultra Petroleum appreciated 50% and 15%, respectively. We thank our energy analyst Bill Doyle for these picks.

Columbia Acorn Fund had a record 39 takeovers of portfolio companies announced in 2007, including six in the fourth quarter. Kronos, a labor management software developer, booked the largest dollar gain among takeovers during the year, rising 50%. Two takeovers that were announced during the fourth quarter were also big winners for the year. Map data provider NAVTEQ climbed 114% in 2007; it agreed to be bought by Finland's Nokia. Specialty pharmaceutical producer MGI Pharma announced a sellout to Japan's Eisai, and provided a healthy gain of more than 116%. Also in the fourth quarter, lighting fixtures maker Genlyte Group agreed to sell to Holland's Philips Electronics. It brightened our results as the Fund's largest dollar winner in the quarter, showing a 47% profit. While sellouts to private equity slowed in late 2007, sellouts to foreign companies continued.

Foreign stocks were up 26.17%* during the year, but were off 3.03% during the quarter. Hong Kong Exchanges and Clearing rose over 160% in 2007, and provided the Fund's second largest dollar gains. Fugro, mentioned above, was the Fund's third largest dollar winner. India's Housing Development Finance benefited from that country's economic growth and jumped 98%. We trimmed Columbia Acorn Fund's foreign holdings to 11.6% of assets at year-end.

Consumer stocks hurt. Chico's FAS fell 57% in the year and 36% in the quarter, largely on fashion missteps. Coach executed splendidly, but ended the year off 29% as it fell 35% in the quarter due to macroeconomic concerns. Finance company AmeriCredit lost 49% in the year and 27% in the quarter as investors worried about used car loans and sources of funding.

We are pleased that our stock picking rebounded strongly in 2007 after a mildly disappointing 2006. The early 2008 market turmoil feels disconcerting, but may provide favorable purchasing opportunities.

*This return is not comparable to mutual fund returns, as it is gross of fees and other expenses and does not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were heavily weighted toward energy during the periods covered and were not purchased as a balanced, stand-alone portfolio.

Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	7.39% 1.22	19.37% 17.96	12.69% 11.77
Returns after taxes on distributions	NAV POP	6.19 0.09	18.48 17.08	11.68 10.77
Returns after taxes on distributions and sale of fund shares	NAV POP	6.43 2.32	17.09 15.80	10.94 10.10
Russell 2500 (pretax)		1.38	16.99	9.18
S&P 500 (pretax)		5.49	12.83	2.67

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.05%.

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 12/31/07

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.6%
2.	Fugro (Netherlands) Oilfield Services	1.5%
3.	Abercrombie & Fitch Teen Apparel Retailer	1.3%
4.	Expeditors International of Washington International Freight Forwarder	1.2%
5.	Ametek Aerospace/Industrial Instruments	1.2%
6.	Coach Designer & Retailer of Branded Leather Accessories	1.1%
7.	Eaton Vance Specialty Mutual Funds	1.1%
8.	People's United Connecticut Savings & Loan	1.0%
9.	SEI Investments Mutual Fund Administration & Investment Management	1.0%
10.	Donaldson Industrial Air Filtration	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2007

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $19.9 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Atwood Oceanics	1.3%
Hong Kong Exchanges and Clearing	1.2%
Smit Internationale	1.2%
Singapore Exchange	1.1%
Taewoong	0.5%
Sung Kwang Bend	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International gained 16.90% (Class A shares, without sales charge) in 2007, 4.53% ahead of the S&P/Citigroup EMI Global ex-US Index ("EMI") and 5.73% ahead of the large-cap MSCI EAFE Index ("EAFE"). During the fourth quarter, the Fund fell 2.10%, while the EMI declined by 3.36%. The Fund's results for the year were driven most notably by strong underlying performance in continental Europe and in the emerging markets, which more than offset declining markets in Japan and the United Kingdom. On a sector basis, energy and financial stocks all posted strong absolute and relative performance in the Fund. Finally, the weak performance of the U.S. dollar translated into a net gain of 6.7% for our shareholders.

For the eighth consecutive year, international small-cap stocks, as measured by the EMI Index, have outperformed international large-cap stocks, as measured by the EAFE Index. Strong underlying growth in China, India and several other large emerging economies drove global demand for energy, raw materials and industrial goods for yet another year. Many of the Fund's industrial exporters reported record profitability as pricing power and capacity utilization remained high. For example, Sung Kwang Bend and Taewoong, two Korean industrial companies involved in global energy infrastructure projects, rose 273% and 172%, respectively. Export activity kept Asian and European ports busy. Smit Internationale, a Dutch operator of tugboats and salvage vessels, rose 98% on strong demand for its services as seaborne trade continues to grow at a considerably higher rate than global GDP.

During the year, the only significant change in average regional exposure within the portfolio was an increase in Asia ex-Japan investments from 8% to 13% of the Fund's equity, funded primarily by a reduction in the United Kingdom and Ireland from 16% to 11%. This reallocation of assets had a favorable impact on the Fund. Our UK/Ireland positions averaged a mid-single digit negative return while those in Asia ex-Japan returned over 60%, representing both the best and worst performing regional returns. This can be explained in large part by the subprime crisis in the United Kingdom, which had broad repercussions across the market. While in Asia ex-Japan, robust economic development drove high volumes on the companies that operate the regional equity and derivative exchanges, in which the Fund held sizable positions. Hong Kong Exchanges and Clearing and Singapore Exchange appreciated more than 160% and 152%, respectively, in the year.

At the sector level, the Fund's ongoing overweight in energy services companies was helpful. Energy prices remained near record levels, underpinning solid earnings growth in oil services companies, as they expand to meet growing demand from the large oil conglomerates. The Fund's energy stocks, representing 7.6% of equity, generated over a 50% return to shareholders. Outstanding stocks included Atwood Oceanics, a provider of offshore drilling rigs, which increased more than 104% in 2007.

As we look ahead to 2008, the impact of the continuing crisis in subprime mortgages in the United States and United Kingdom on global markets remains a looming concern. While many portfolio companies continue to report excellent business fundamentals, as we write this in mid-January the markets appear to be taking into consideration the distinct possibility of a U.S. and European recession. We expect volatility to remain high. As long-term, fundamental investors, we will work to take advantage of the pricing anomalies this will likely create.

Thank you for your continued investment in Columbia Acorn International.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	16.90% 10.17	29.25% 27.73	11.88% 10.97
Returns after taxes on distributions	NAV POP	15.72 9.06	28.50 26.98	10.97 10.07
Returns after taxes on distributions and sale of fund shares	NAV POP	12.82 8.35	26.32 24.90	10.25 9.42
S&P/Citigroup EMI Global ex-US (pretax)		12.37	29.16	15.53
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn (pretax)		15.98	29.82	16.34

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.27%.

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Fugro (Netherlands) Oilfield Services	1.9%
2.	Hexagon (Sweden) Measurement Equipment & Polymers	1.4%
3.	SES Global (France) Satellite Broadcasting Services	1.4%
4.	Intralot (Greece) Lottery & Gaming Systems & Services	1.3%
5.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.3%
6.	Housing Development Finance (India) Indian Mortgage Lender	1.2%
7.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.2%
8.	Smit Internationale (Netherlands) Harbor & Offshore Towage & Marine Services	1.2%
9.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.2%
10.	ShawCor (Canada) Oil & Gas Pipeline Products	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.7 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

FMC Technologies	2.9%
Atwood Oceanics	2.1%
Quicksilver Resources	2.0%
ITT Educational Services	2.0%
Flir Systems	1.7%
BioMarin	1.6%
True Religon Apparel	1.3%
Tellabs	1.1%
Oxford Industries	1.0%
Urban Outfitters	0.9%
AmeriCredit	0.9%
World Acceptance	0.8%
Coach	0.4%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA fell 3.30% (Class A shares, without sales charge) in the fourth quarter while its benchmark, the Russell 2000 Index, declined 4.58%. For the year ended December 31, 2007, the Fund posted a 3.18% gain, outperforming the Russell 2000, which fell 1.57% for the year, dragged down by the ailing housing and credit markets.

Energy stocks were our biggest winners for both the quarter and the year. Oil service company Atwood Oceanics, an owner of offshore drilling rigs, was up 31% in the quarter and more than 104% for the year. Atwood reported a 100% utilization rate for its rigs in the third quarter and has been able to demand very high day rates all year long. Natural gas and coal seam gas producer Quicksilver Resources gained 27% in the quarter and was up 63% for the year on strong production growth. While not a standout in the quarter, FMC Technologies was another annual winner with an 84% gain on gushing sales of its subsea wellhead and oil production systems.

Two mergers in the fourth quarter, and one from the first, brought in strong gains. Genlyte Group, a manufacturer of commercial lighting fixtures, gained 47% in the quarter (21% for the year). Pharmaceutical company MGI Pharma gained 44% on take-out news in the quarter and ended the year up more than 116%. In the first quarter, labor management software developer Kronos announced it was being sold. It was the Fund's largest position at that time. The stock was eliminated from the portfolio with a 50% annualized gain.

Other winners included Flir Systems, a manufacturer of infrared cameras. The company won several new defense department contracts during the year and posted a 13% gain in the quarter and 97% return for the year. BioMarin gained 42% in the quarter and ended the year up 99% after announcing that the FDA had approved its drug for treating a genetic disorder that affects approximately 20,000 people in the United States. By targeting rare disorders, BioMarin is able to charge higher prices and enjoy longer patent protection periods for its drugs.

While several of the Fund's retail holdings outperformed during the quarter's retail slump—True Religion Apparel gained 21% in the quarter and Urban Outfitters increased 25%—others did not. Oxford Industries fell along with the sales of its Tommy Bahama line, dropping 28% in the quarter and 47% for the year. Accessories retailer Coach also succumbed to the slump, falling 35% in the fourth quarter and 29% for the year.

ITT Educational Services ended the year up 28% but fell 30% in the fourth quarter as student loan financing began to freeze up. Telecom equipment provider Tellabs fell 31% in the quarter and was off 36% for the year on declining revenues. The company has been hurt by the consolidation of major telecommunication providers that, combined, need less equipment. Rounding out the laggards list were AmeriCredit, down 27% in the quarter and 49% for the year, and World Acceptance, off 18% in the quarter and 42% for the year. Both stocks were hurt by the credit market crunch.

After a rocky end to 2007, investors were hoping for better in 2008. But as of the writing of this report, the New Year is off to a poor start as fears of a U.S. recession grow. When tales of economic woe dominate the headlines, long-term investment opportunities tend to sprout. We continue our relentless search for small-cap, niche companies with the ability to exhibit strong business growth over the next three to five years (even while the sky appears to be falling).

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	3.18% -2.75	17.13% 15.75	12.10% 11.19
Returns after taxes on distributions	NAV POP	2.27 -3.61	16.66 15.28	11.76 10.84
Returns after taxes on distributions and sale of fund shares	NAV POP	3.30 -0.63	15.12 13.87	10.71 9.87
Russell 2000 (pretax)		-1.57	16.25	8.04

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.30%.

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 12/31/07

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.9%
2.	Crown Castle International Communications Towers	2.7%
3.	Atwood Oceanics Offshore Drilling Contractor	2.1%
4.	Ametek Aerospace/Industrial Instruments	2.1%
5.	Abercrombie & Fitch Teen Apparel Retailer	2.0%
6.	Quicksilver Resources Natural Gas & Coal Seam Gas Producer	2.0%
7.	ITT Educational Services Post-secondary Degree Services	2.0%
8.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.9%
9.	Flir Systems Infrared Cameras	1.7%
10.	ESCO Technologies Automatic Electric Meter Readers	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2007

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.5 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Nintendo	3.6%
Potash Corp. of Saskatchewan	3.1%
Diamond Offshore	3.1%
Hong Kong Exchanges and Clearing	2.2%
Ibiden	1.9%
China Shipping Development	1.7%
Atwood Oceanics	1.6%
Uranium One	1.3%
Singapore Exchange	1.2%
Kenedix	1.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select ended the fourth quarter and the year well ahead of its benchmark, the S&P/Citigroup World ex-US Cap Range $2-10B Index. In a rough fourth quarter for nearly all world markets, the Fund gained 0.74% (Class A shares, without sales charge) while the benchmark fell 4.33%. For the one-year period, the Fund increased 21.50%, more than doubling the 9.84% gain of the benchmark. As mentioned last quarter, our decision to sell out of banking stocks helped drive outperformance as the credit market turmoil that arose in the second half of the year rocked the financial sector.

Big winners in the quarter and the year included Japan's Nintendo. The stock was up 18% in the quarter and 148% for the year on strong demand for its Wii gaming console and associated video games. Potash Corp. of Saskatchewan was another big winner gaining 35% in the quarter and finishing the year up 201%. The company is the world's largest producer of potash and is benefiting from the positive impact higher agricultural prices are having on fertilizer prices. Contract drilling companies Atwood Oceanics and Diamond Offshore also posted strong gains in the quarter and year on strong demand for their services. Atwood gained 31% in the quarter and was up over 104% for the year while Diamond Offshore gained 27% in the fourth quarter and finished the year up 43%. Other big winners for the year included exchange operators Hong Kong Exchanges and Clearing, up more than 160%, and Singapore Exchange, up 152%. While Hong Kong Exchanges and Clearing gave back some gains in the fourth quarter, both stocks benefited from very strong trading volumes throughout the year.

On the downside, new position Uranium One was off 29% for the annual period due to a setback in the startup of one of its uranium mines in Kazakhstan. China Shipping Development, China's dominant shipper of oil and coal, fell 19% in the quarter (but was up 3% for the year) due to global concerns about falling shipping rates. The company, however, has continued to report earnings upgrades due to shipping rate increases in China. Japan's Ibiden, a manufacturer of electronic parts and ceramics, fell 18% in the quarter on global recession worries, but the stock ended the year up 37%. Japanese real estate investment manager Kenedix had the largest 12-month dollar loss, falling 30% due to rising interest rates in Japan and concerns that real estate will suffer. Irish beverage company C&C Group fell 19% in the Fund before we sold it. Company earnings and sales declined due to increased competition and poor summer weather.

Global equity markets are entering an interesting and potentially volatile period as the United States works through its significant financial problems and enters what appears to be a much slower period of economic growth. We believe that this will impact economies and companies around the world. While this may mean additional risks for investors, we believe it may also give us additional opportunities to pick up some very good companies at compelling prices.

International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Investing in emerging markets may involve greater risks than investing in more developed countries.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	21.50% 14.51	27.24% 25.74	9.62% 8.73
Returns after taxes on distributions	NAV POP	20.54 13.60	27.09 25.60	9.51 8.62
Returns after taxes on distributions and sale of fund shares	NAV POP	15.40 10.78	24.55 23.16	8.53 7.72
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)		9.84	25.94	13.61

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.63%.

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn International Select Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Fugro (Netherlands) Oilfield Services	4.7%
2.	Nintendo (Japan) Entertainment Software & Hardware	3.6%
3.	SES Global (France) Satellite Broadcasting Services	3.5%
4.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.1%
5.	Diamond Offshore (United States) Contract Driller	3.1%
6.	Hexagon (Sweden) Measurement Equipment & Polymers	2.9%
7.	Lenovo Group (China) Third Largest PC Vendor Globally	2.7%
8.	Sino Gold (Australia) Gold Mining in The People's Republic of China	2.7%
9.	Smith & Nephew (United Kingdom) Medical Equipment & Supplies	2.7%
10.	Impala Platinum Holdings (South Africa) Platinum Group Metals Mining & Refining	2.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $277.0 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 12/31/07

Cardtronics	0.7%
Knoll	0.7%
American Reprographics	0.5%
VisionChina Media	0.5%
Bovespa	0.4%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select declined 5.34% (Class A shares, without sales charge) in the fourth quarter. This compares to approximately 3% declines for the S&P MidCap 400 and S&P 500 indexes during the quarter. In 2007, the Fund was up 8.92% vs. a gain of 7.98% for the S&P MidCap 400 and a 5.49% increase for the S&P 500. I am pleased that the Fund beat its benchmark for the year.

At the writing of this commentary, we have entered the first quarter of 2008 and many believe the United States has already slipped into a recession. As we look back on the carnage that concluded by the end of the second week in January, a lot of small- and mid-cap stocks have already lost 40% of their value in the last six months. We may be early on in the recession (time wise) but the destruction of capital has already been significant. Therefore, I believe the market may already reflect a large amount of the capital losses that we'll see with this current recession. I put a handful of what I believe to be turnaround candidates in the portfolio in the first half of 2007. These stocks were fairly washed out upon purchase and were taking steps that I believed would improve their fundamentals. In theory, the return to growth for these companies should be counter cyclical to the U.S. economy's woes. So far their improvements have not been meaningful and their shares have continued to decline. This was not the idea but in reviewing these positions, I am more excited by the changes taking place at these companies now than I was when I bought them. If this pattern of improvement can continue, which I believe it will, then these stocks could give us the desired effect in a sluggish economic environment. If not, the holdings may be replaced.

During the fourth quarter, we added five new names while removing one. We exited the Fund's position in Liberty Global during the quarter due to its increased valuation and our concern that its European franchise will experience greater competition than we previously believed. The five added companies were Knoll, Bovespa, VisionChina Media, Cardtronics, and American Reprographics. We took advantage of market chaos at the end of the year to purchase two of these stocks in IPOs at lower than the initial offering price. The price for VisionChina was set at $11 but that didn't generate enough interest from nervous investors so we were able to reset the price with a bid of $8. Cardtronics was initially offered at $10 and instantly collapsed below the offering. The underwriter then spent all morning buying back stock in an attempt to defend the deal. Our traders went to them in the afternoon and bid $8 5/8 for 25% of the deal, thus eliminating the over supply of accounts that just wanted to flip the stock. We believe a purchase at this level may reward our shareholders over the coming quarters. VisionChina Media uses real-time mobile digital television broadcast to deliver content and advertising on mass transportation systems in China. Cardtronics owns and manages the largest fleet of ATM machines worldwide.

The subprime crisis allowed us to purchase a couple of companies at discounted prices that we believe won't be significantly damaged by the current market turmoil. They included office interiors and office furniture systems manufacturer Knoll and American Reprographics. American Reprographics is the largest provider of document management services to the architectural, engineering and construction industries and its stock had fallen 50% in the last six months of 2007. The fifth and final new name was Bovespa, the owner of the Sao Paulo stock exchange.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a nondiversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 10/16/00		1 year	5 years	Life of fund
Returns before taxes	NAV POP	8.92% 2.66	17.19% 15.81	12.39% 11.47
Returns after taxes on distributions	NAV POP	8.55 2.31	16.84 15.46	12.11 11.19
Returns after taxes on distributions and sale of fund shares	NAV POP	6.29 2.19	15.14 13.88	10.94 10.09
S&P MidCap 400 (pretax)		7.98	16.20	8.98

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.27%.

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 12/31/07

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 12/31/07

1.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	6.4%
2.	Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	5.2%
3.	Janus Capital Group Manages Mutual Funds	4.4%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.3%
5.	Conseco Life, Long-term Care & Medical Supplement Insurance	3.9%
6.	Safeway Supermarkets	3.9%
7.	Expedia Online Travel Services Company	3.6%
8.	Tellabs Telecommunications Equipment	3.6%
9.	ITT Educational Services Post-secondary Degree Services	3.6%
10.	American Tower Communications Towers in USA & Mexico	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2007

Illustration is based on a hypothetical $100,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $3.0 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter up 0.26% (Class A shares, without sales charge). This compares to a 3.33% drop in the S&P 500 Index and a 2.17% gain for the Lehman Brothers U.S. Credit Intermediate Bond Index. In 2007, Columbia Thermostat gained 8.19%, topping the S&P 500, up 5.49%, and the Lehman Brothers U.S. Credit Intermediate Bond Index, up 5.60%.

As the table illustrates, all of Columbia Thermostat's equity funds fell in the fourth quarter, resulting in a weighted loss of 2.86%. Bond returns softened the fall with a 1.68% gain. For the year, equities returned 9.22% while the bond component posted a 4.57% return.

Two changes were made to the Fund. Effective December 27, Columbia Federal Securities Fund was replaced with Columbia U.S. Treasury Index Fund. This new fund provides a lower cost fixed income investment choice.

We also revised the Fund's S&P 500 allocation table. In order to better reflect corporate earnings growth, the change adds equity and reduces bond exposures. Because the Fund does not reverse reallocations within 31 days, the change was fortuitously delayed during a time of market weakness. The reallocation was implemented on January 14, 2008, when the Fund hiked stock positions to 60% from 35%.

The credit crunch and housing woes dealt a tough blow to the markets in late 2007. Recession worries have since grown, contributing to volatility. Columbia Thermostat Fund is designed to use these bumps in the market to its advantage, keeping a portion of your invested dollars at an even temperature.

Results of the Funds Owned in Columbia Thermostat Fund

at December 31, 2007

Equities Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/07
Columbia Acorn Fund Z	15%	-3.22%	7.69%
Columbia Acorn Select Z	10%	-5.24%	9.20%
Columbia Marsico Growth Fund	15%	-0.47%	14.19%
Columbia Acorn International Z	15%	-2.01%	17.28%
Columbia Dividend Income Fund	20%	-2.99%	6.94%
Columbia Large Cap Enhanced Core Fund	25%	-3.66%	4.05%
Weighted Average Equity Return/Loss		-2.86%	9.22%
Fixed Income Fund	Weightings in Category	4th quarter returns	1-year returns to 12/31/07
Columbia Intermediate Bond Fund	50%	1.68%	4.62%
Columbia U.S. Treasury Index Fund*	30%	3.93%	8.78%
Columbia Federal Securities Fund*	0%	3.31%	5.97%
Columbia Conservative High Yield Fund	20%	-0.69%	2.35%
Weighted Average Income Return		1.68%	4.57%

*Effective December 27, 2007, Columbia Federal Securities Fund was replaced with Columbia U.S. Treasury Index Fund. The weighted average income return reflects the performance of both funds for the period owned.

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 8, 2007:	25% stock, 75% bond
November 8, 2007:	35% stock, 65% bond
November 13, 2007:	40% stock, 60% bond
December 14, 2007:	35% stock, 65% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less or different regulation, currency fluctuations, economic instability and political developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2007

Inception 3/3/03		1 year	3 years	Life of fund
Returns before taxes	NAV POP	8.19% 1.97	7.98% 5.87	11.43% 10.07
Returns after taxes on distributions	NAV POP	5.20 -0.85	5.49 3.43	9.60 8.26
Returns after taxes on distributions and sale of fund shares	NAV POP	6.01 1.92	5.79 3.99	9.13 7.94
S&P 500 (pretax)		5.49	8.62	14.27
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)		5.60	3.83	4.20
Lipper Flexible Portfolio Funds Index (pretax)		9.57	9.53	13.17

All results shown assume reinvestment of distributions.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2008. Class A shares expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.35% and 1.19%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 12/31/07

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category as of 12/31/07

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia U.S. Treasury Index Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $183.5 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Information
AMIS Holdings	3,355,000	3,782,000
Blackbaud	1,326,000	1,800,000
Ciena	370,000	540,000
Cogent Communications	2,000,000	2,836,000
Dolby Laboratories	924,000	1,150,000
Epicor	2,500,000	3,500,000
FARO Technologies	860,000	1,044,000
General Communications	0	2,241,000
II-VI	2,257,000	2,400,000
Informatica	4,000,000	4,095,000
IPG Photonics	1,237,000	1,800,000
Jupiter Telecommunications (Japan)	70,000	88,000
Kenexa	1,868,000	2,425,000
Mediacom Communications	1,250,000	1,500,000
MetroPCS Communications	175,000	1,000,000
Netgear	932,000	1,110,000
Polycom	1,665,000	1,840,000
Quality Systems	0	1,510,000
Red Hat	1,600,000	3,000,000
Sanmina-SCI	26,000,000	29,500,000
Scientific Games	2,850,000	3,000,000
SRA International	1,050,000	1,150,000
Stratasys	650,000	775,000
Supertex	820,000	900,000
Switch & Data Facilities	900,000	2,000,000
Teradata	0	1,290,000
THQ	2,000,000	2,200,000
Time Warner Telecom	6,500,000	8,000,000
VeriFone Holdings	0	450,000
Viad	461,000	1,453,000
VisionChina Media (China)	0	1,250,000
Industrial Goods & Services
Acuity Brands	0	701,000
Administaff	1,900,000	2,025,000
Albany International	1,050,000	1,260,000
Allied Waste Industries	0	2,200,000
Aptargroup	146,000	300,000
Cytec Industries	400,000	500,000
Greif	400,000	600,000
Interline Brands	1,200,000	1,700,000
Kaydon	1,300,000	1,696,000
Martin Marietta Materials	650,000	750,000
MOOG	196,000	573,000
Oshkosh Truck	0	900,000
Texas Industries	0	450,000
Toro	833,000	1,100,000
TrueBlue	0	2,300,000

	Number of Shares
	09/30/07	12/31/07
Industrial Goods & Services—continued
Vulcan Materials	325,000	775,000
Wavin (Netherlands)	611,460	622,187
Zumtobel (Austria)	500,000	750,000
Consumer Goods & Services
American Woodmark	0	600,000
Choice Hotels	425,000	1,300,000
Church & Dwight	126,000	161,000
Fleetwood Enterprises	765,000	1,765,000
Pinnacle Entertainment	3,850,000	4,050,000
Smart Balance	0	1,500,000
Thor Industries	785,000	1,050,000
Winnebago	390,000	640,000
Finance
Aaron Rents	0	250,000
Bovespa (Brazil)	0	1,181,800
CAI International	1,200,000	1,500,000
Cohen & Steers	100,000	400,000
Conseco	5,950,000	6,500,000
Delphi Financial Group	1,000,000	1,600,000
GATX	520,000	771,000
H & E Equipment Services	300,000	600,000
KBW	350,000	550,000
MB Financial	920,000	1,240,000
Stewart Information Services	0	500,000
TriCo Bancshares	650,000	900,000
Valley National Bancorp	0	643,000
Energy & Minerals
Carrizo Oil & Gas	1,300,000	1,656,000
Dresser-Rand Group	1,448,000	1,675,000
Pacific Stratus Energy (Canada)	0	1,300,000
Petro Rubiales Energy - Warrants (Canada)	0	15,000,000
SBM Offshore (Netherlands)	550,000	640,200
ShawCor (Canada)	1,183,100	1,283,100
Tesco	1,640,000	1,804,000
Health Care
Alexion Pharmaceuticals	0	655,000
Arena Pharmaceuticals	2,020,000	2,500,000
Array Biopharma	2,160,000	2,660,000
Cephalon	1,050,000	1,115,000
Charles River Laboratories	1,085,000	1,245,000
Haemonetics	578,000	700,000
Henry Schein	929,000	1,090,000
Hologic	0	1,648,000
Illumina	225,000	725,000
Kinetic Concepts	0	435,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/07	12/31/07
Additions (continued)
Health Care—continued
Medarex	2,000,000	2,550,000
MGI Pharma	1,010,000	1,090,000
Neurogen	2,190,000	2,300,000
Orthofix International	943,000	1,330,000
Pharmacopeia	825,000	1,675,000
QIAGEN (Netherlands)	1,250,000	1,775,000
Other Industries
BioMed Realty Trust	0	1,000,000
Federal Realty Investment Trust	575,000	860,000
Heartland Express	2,264,000	3,000,000
JB Hunt Transport Services	2,000,000	3,000,000
Jiangsu Expressway (China)	20,000,000	38,000,000
Rush Enterprises	0	956,000
Sales
Information
Actuate	5,306,000	5,000,000
Ceridian	3,000,000	0
CTS	1,310,000	631,000
Diebold	225,000	0
Dobson Communications	4,000,000	0
Hong Kong Exchanges and Clearing (Hong Kong)	6,500,000	3,300,000
Liberty Global, Series A	1,500,000	0
Liberty Global, Series C	2,050,000	1,500,000
Rogers	503,000	395,000
Singapore Exchange (Singapore)	5,000,000	4,000,000
Wincor Nixdorf (Germany)	570,000	460,000
Windstream	1,000,000	0
Industrial Goods & Services
Carbone Lorraine (France)	400,000	334,000
Florida Rock	1,900,000	0
Geberit (Switzerland)	170,000	0
Genlyte Group	2,600,000	950,000
Kingspan Group (Ireland)	444,400	413,100
Labor Ready	2,300,000	0
Neopost (France)	112,000	0
Spartech	1,050,000	0
USG People (Netherlands)	750,000	435,000
UTI Worldwide	2,700,000	2,500,000
Worthington Industries	320,000	0
Consumer Goods & Services
Carter's	918,000	0
Chico's FAS	9,130,000	7,600,000
Christopher & Banks	3,743,000	2,800,000
Hansen Natural	1,800,000	1,600,000
Natura Cosmeticos	1,100,000	0

	Number of Shares
	09/30/07	12/31/07
Consumer Goods & Services—continued
Nobia (Sweden)	2,960,000	0
Station Casinos	400,000	0
Finance
Eaton Vance	5,250,000	4,805,000
Great Southern Bancorp	636,000	614,000
Greene County Bancshares	150,000	135,000
Housing Development Finance (India)	1,700,000	1,350,000
Nuveen Investments	1,303,000	0
TCF Financial	2,156,000	1,800,000
United America Indemnity	1,550,000	0
Energy & Minerals
Aracruz Celulose	550,000	0
CARBO Ceramics	750,000	706,000
Key Energy Services	170,000	0
Rowan	1,161,000	600,000
St. Mary Land & Exploration	300,000	100,000
Talisman Energy (Canada)	4,900,000	4,000,000
Tullow Oil (United Kingdom)	9,315,000	4,629,000
Health Care
Arrow International	905,000	0
Coventry Health Care	500,000	0
Cytyc	2,102,000	0
Dade Behring	550,000	0
Endo Pharmaceuticals	1,300,000	0
La Jolla Pharmaceutical	359,000	97,000
LCA-Vision	1,125,000	0
Lexicon Genetics	3,100,000	2,035,000
Myriad Genetics	650,000	550,000
Nobel Biocare Holding (Switzerland)	75,000	0
Polymedica	1,025,000	0
Rhoen-Klinikum (Germany)	2,000,000	1,650,000
Synthes (Switzerland)	315,000	0
Other Industries
Brandywine Realty	1,020,000	0
China Shipping Development (China)	14,120,000	7,820,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 95.9%
Information 26.2%
	> Business Software 3.9%
1,400,000	Micros Systems (a)	$98,224
	Information Systems for Restaurants & Hotels
12,400,000	Novell (a)	85,188
	Directory, Operating System & Identity Management Software
4,095,000	Informatica (a)	73,792
	Enterprise Data Integration Software
3,000,000	Red Hat (a)	62,520
	Maintenance & Support for Opensource
1,800,000	Avid Technology (a)	51,012
	Digital Nonlinear Editing Software & Systems
1,400,000	Concur Technologies (a)	50,694
	Web Enabled Cost & Expense Management Software
1,800,000	Blackbaud	50,472
	Software & Services for Non-profits
2,425,000	Kenexa (a)(b)	47,094
	Recruiting & Workforce Management Solutions
1,510,000	Quality Systems (b)	46,040
	IT Systems for Medical Groups & Ambulatory Care Centers
2,500,000	Radiant Systems (a)(b)	43,075
	Point of Sale Systems: Convenient Stores & Restaurants
1,007,000	ANSYS (a)	41,750
	Simulation Software for Engineers & Designers
3,500,000	Epicor (a)(b)	41,230
	Software Systems to Run Small Businesses
5,000,000	Actuate (a)(b)	38,850
	Information Delivery Software & Solutions
1,800,000	Parametric Technology (a)	32,130
	Engineering Software & Services
1,000,000	Cadence Design Systems (a)	17,010
	Electronic Design Automation Software
		779,081
	> Computer Hardware & Related Equipment 3.6%
3,800,000	Amphenol	176,206
	Electronic Connectors
2,280,000	Belden CDT (b)	101,460
	Specialty Cable
2,400,000	II-VI (a)(b)	73,320
	Laser Components
1,150,000	Dolby Laboratories (a)	57,178
	Audio Technology for Consumer Electronics
1,426,000	Nice Systems (Israel) (a)	48,940
	Audio & Video Recording Solutions
460,000	Wincor Nixdorf (Germany)	43,350
	Retail POS Systems & ATM Machines
1,110,000	Netgear (a)	39,594
	Networking Products for Small Business & Home
1,290,000	Teradata (a)	35,359
	Enterprise Data Warehouse Systems
945,000	Zebra Technologies (a)	32,791
	Bar Code Printers

Number of Shares		Value (000)
1,027,000	Avocent (a)	$23,939
	Computer Control Switches
775,000	Stratasys (a)	20,026
	Rapid Prototyping Systems
735,000	Excel Technology (a)(b)	19,918
	Laser Systems & Electro-optical Components
395,000	Rogers (a)	17,131
	PCB Laminates & High-performance Foams
450,000	VeriFone Holdings (a)	10,463
	Point of Sale Systems
500,000	Intermec (a)	10,155
	Bar Code & Wireless LAN Systems
631,000	CTS	6,266
	Electronic Components, Sensors & Electronics Manufacturing Solutions
		716,096
	> Instrumentation 2.6%
5,600,000	Flir Systems (a)	175,280
	Infrared Cameras
3,070,000	Trimble Navigation (a)	92,837
	GPS-based Instruments
750,000	Mettler Toledo (a)	85,350
	Laboratory Equipment
800,000	Varian (a)	52,240
	Analytical Instruments
600,000	Dionex (a)	49,716
	Ion & Liquid Chromatography
1,800,000	IPG Photonics (a)	35,982
	Fiber Lasers
1,044,000	FARO Technologies (a)(b)	28,376
	Precision Measurement Equipment
		519,781
	> Gaming Equipment & Services 2.0%
3,150,000	Bally Technologies (a)(b)	156,618
	Slot Machines & Software
2,750,000	International Game Technology	120,807
	Slot Machines & Progressive Slots
3,000,000	Scientific Games (a)	99,750
	Lottery Services Provider
2,430,000	Shuffle Master (a)(b)	29,136
	Card Shufflers & Casino Games
		406,311
	> Mobile Communications 2.0%
4,500,000	Crown Castle International (a)	187,200
	Communications Towers
3,500,000	American Tower (a)	149,100
	Communications Towers in USA & Mexico
600,000	Telephone & Data Systems	37,560
	Cellular & Wireline Telephone Services
1,000,000	MetroPCS Communications (a)	19,450
	Discount Cellular Telephone Services
600,000	Globalstar (a)	4,800
	Satellite Mobile Voice & Data Carrier
		398,110
	> Internet Related 1.6%
9,500,000	SkillSoft (a)(b)	90,820
	Web-based Learning Solutions (E-Learning)

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Internet Related—continued
3,000,000	ValueClick (a)	$65,700
	Internet Advertising
700,000	Sohu.com (China) (a)	38,164
	Advertising on Chinese Internet Portal
4,000,000	CNET Networks (a)	36,560
	Internet Advertising on Niche Websites
2,000,000	Switch & Data Facilities (a)(b)	32,040
	Network Neutral Data Centers
225,000	Equinix (a)	22,741
	Network Neutral Data Centers
1,400,000	TheStreet.com	22,288
	Financial Information Website Publisher
1,700,000	Marchex (b)	18,462
	Internet Advertising
		326,775
	> Semiconductors & Related Equipment 1.4%
4,800,000	Integrated Device Technology (a)	54,288
	Communications Semiconductors
2,250,000	Microsemi (a)	49,815
	Analog/Mixed-signal Semiconductors
1,420,000	Littelfuse (a)(b)	46,803
	Little Fuses
3,782,000	AMIS Holdings (a)	37,896
	Mixed-signal Semiconductors
900,000	Supertex (a)(b)	28,161
	Mixed-signal Semiconductors
3,000,000	Entegris (a)	25,890
	Semiconductor Wafer Shipping & Handling Products
6,591,493	Everlight Electronics (Taiwan)	23,983
	Led Packager
1,905,000	IXYS (a)(b)	15,278
	Power Semiconductors
		282,114
	> CATV 1.3%
4,500,000	Discovery Holding (a)	113,130
	CATV Programming
88,000	Jupiter Telecommunications (Japan) (a)	74,443
	Largest Cable Service Provider in Japan
1,500,000	Liberty Global, Series C (a)	54,885
	Cable TV Franchises outside the USA
130,000	Liberty Media Corp - Capital (a)	15,144
	CATV Holding Company
1,500,000	Mediacom Communications (a)	6,885
	Cable Television Franchises
		264,487
	> Financial Processors 1.3%
2,774,000	Global Payments	129,046
	Credit Card Processor
3,300,000	Hong Kong Exchanges and Clearing (Hong Kong)	92,641
	Hong Kong Equity & Derivatives Market Operator
4,000,000	Singapore Exchange (Singapore)	36,564
	Singapore Equity & Derivatives Market Operator
		258,251

Number of Shares		Value (000)
	> Telephone Services 1.2%
8,000,000	Time Warner Telecom (a)(b)	$162,320
	Fiber Optic Telephone/Data Services
2,836,000	Cogent Communications (a)(b)	67,241
	Internet Data Pipelines
2,241,000	General Communications (a)	19,609
	CATV, Web, Phone & Commercial Communications Provider in Alaska
		249,170
	> Telecommunications Equipment 0.9%
15,600,000	Tellabs (a)	102,024
	Telecommunications Equipment
1,840,000	Polycom (a)	51,115
	Video Conferencing Equipment
540,000	Ciena (a)	18,420
	Optical Transport & Broadband Access Equipment
		171,559
	> Business Information & Marketing Services 0.7%
1,453,000	Viad (b)	45,886
	Trade Show Services, Travel & Tours
2,500,000	Navigant Consulting (a)(b)	34,175
	Financial Consulting Firm
420,000	FTI Consulting (a)	25,889
	Financial Consulting Firm
2,000,000	Voyager Learning (a)(b)	14,300
	Education Services for the K-12 Market
2,500,000	Taylor Nelson Sofres (United Kingdom)	10,244
	Market Research
250,000	Getty Images (a)	7,250
	Photographs for Publications & Electronic Media
800,000	infoUSA	7,144
	Business Data for Sales Leads
		144,888
	> Publishing 0.6%
1,200,000	NAVTEQ (a)	90,720
	Map Data for Electronic Devices
800,000	Prisa (Spain)	14,875
	Leading Spanish-speaking Publisher
1,300,000	Informa Group (United Kingdom)	11,891
	Global Publisher & Event Organizer
		117,486
	> Electronics Distribution 0.6%
2,840,000	Avnet (a)	99,315
	Electronic Components Distribution
710,000	Agilysys	10,735
	IT Distributor
		110,050
	> Contract Manufacturing 0.5%
29,500,000	Sanmina-SCI (a)(b)	53,690
	Electronic Manufacturing Services
1,475,000	Plexus (a)	38,734
	Electronic Manufacturing Services
690,000	Jabil Circuit	10,536
	Electronic Manufacturing Services
		102,960

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Computer Services 0.5%
5,000,000	iGate (a)(b)	$42,350
	IT & Business Process Outsourcing Services
1,150,000	SRA International (a)	33,867
	Government IT Services
4,600,000	AnswerThink (a)(b)	22,264
	IT Integration & Best Practice Research
		98,481
	> Consumer Software 0.4%
2,200,000	THQ (a)	62,018
	Entertainment Software
750,000	Activision (a)	22,275
	Entertainment Software
		84,293
	> Satellite Broadcasting & Services 0.4%
2,755,000	SES Global (France)	72,241
	Satellite Broadcasting Services
		72,241
	> Television Programming 0.2%
4,000,000	Lions Gate Entertainment (a)	37,680
	Film & TV Studio
		37,680
	> Radio 0.2%
1,500,000	Cumulus Media (a)	12,060
	Radio Stations in Small Cities
1,541,000	Salem Communications (b)	10,155
	Radio Stations for Religious Programming
1,400,000	Saga Communications (a)(b)	8,246
	Radio Stations in Small- & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	4,440
	Spanish Language Radio Stations
		34,901
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (a)	19,575
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	14,035
	Mid Market Affiliated TV Stations
		33,610
	> Advertising 0.1%
1,250,000	VisionChina Media (China) (a)	10,625
	Advertising on Digital Screens in China's Mass Transit System
		10,625
Information: Total		5,218,950
Industrial Goods & Services 17.8%
	> Machinery 6.5%
5,000,000	Ametek	234,200
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	194,796
	Industrial Air Filtration
3,500,000	Clarcor (b)	132,895
	Mobile & Industrial Filters
2,850,000	Pentair	99,209
	Pumps & Water Treatment

Number of Shares		Value (000)
1,814,000	Mine Safety Appliances (b)	$94,092
	Safety Equipment
1,696,000	Kaydon (b)	92,500
	Specialized Friction & Motion Control Products
2,250,000	Pall	90,720
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (a)(b)	87,868
	Automatic Electric Meter Readers
1,250,000	Nordson	72,450
	Dispensing Systems for Adhesives & Coatings
2,700,000	Goodman Global (a)	66,258
	HVAC Equipment Manufacturer
1,100,000	Toro	59,884
	Turf Maintenance Equipment
900,000	Oshkosh Truck	42,534
	Specialty Truck Manufacturer
573,000	MOOG (a)	26,249
	Motion Control Products for Aerospace, Defense & Industrial Markets
360,000	Union Tool (Japan)	11,907
	Precision Drill Bit Manufacturer
		1,305,562
	> Other Industrial Services 2.9%
5,500,000	Expeditors International of Washington	245,740
	International Freight Forwarder
1,900,000	Forward Air (b)	59,223
	Freight Transportation Between Airports
2,500,000	UTI Worldwide	49,000
	Global Logistics & Freight Forwarding
2,300,000	TrueBlue (a)(b)	33,304
	Temporary Manual Labor
2,000,000	American Reprographics (a)	32,960
	Document Management & Logistics
2,000,000	American Commercial Lines (a)	32,480
	Operator/Builder of Inland Barges
1,750,000	Mobile Mini (a)(b)	32,445
	Portable Storage Units Leasing
1,122,000	Imtech (Netherlands)	27,576
	Engineering & Technical Services
600,000	G&K Services	22,512
	Uniform Rental
1,100,000	Intertek Testing (United Kingdom)	21,566
	Testing, Inspection, Certification Services
615,000	TAL International Group	14,004
	Intermodal Freight Containers Leasing
		570,810
	> Industrial Materials & Specialty Chemicals 1.8%
530,000	Novozymes (Denmark)	59,818
	Industrial Enzymes
1,260,000	Albany International	46,746
	Paper Machine Clothing & Advanced Textiles
23,000	Sika (Switzerland)	43,234
	Chemicals for Construction & Industrial Applications
600,000	Greif	39,222
	Industrial Packaging
1,378,000	Drew Industries (a)(b)	37,757
	RV & Manufactured Home Components

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals—continued
195,000	Sociedad Quimica y Minera de Chile (Chile)	$34,466
	Producer of Specialty Fertilizers, Lithium & Iodine
500,000	Cytec Industries	30,790
	Aerospace Composites & Specialty Chemical
334,000	Carbone Lorraine (France)	23,015
	Advanced Industrial Materials
2,850,000	Kansai Paint (Japan)	20,673
	Paint Producer in Japan, India, China & Southeast Asia
441,384	Koninklijke TenCate (Netherlands)	13,644
	Advanced Textiles & Industrial Fabrics
300,000	Aptargroup	12,273
	Dispensing Systems for Consumer Products & Pharmaceuticals
622,187	Wavin (Netherlands)	8,230
	Largest European Plastic Pipe Systems Company
		369,868
	> Industrial Distribution 1.7%
1,300,000	WW Grainger	113,776
	Industrial Distribution
1,925,000	Airgas	100,312
	Industrial Gas Distributor
2,375,000	Watsco (b)	87,305
	HVAC Distribution
1,700,000	Interline Brands (a)(b)	37,247
	Industrial Distribution
		338,640
	> Construction 1.3%
750,000	Martin Marietta Materials	99,450
	Aggregates
775,000	Vulcan Materials	61,294
	Aggregates, Concrete & Asphalt
2,200,000	Simpson Manufacturing	58,498
	Wall Joint Maker
450,000	Texas Industries	31,545
	Aggregates, Cement & Concrete
413,100	Kingspan Group (Ireland)	6,226
	Building Insulation & Environmental Containers
		257,013
	> Electrical Components 1.0%
950,000	Genlyte Group (a)	90,440
	Commercial Lighting Fixtures
701,000	Acuity Brands	31,545
	Commercial Lighting Fixtures
750,000	Zumtobel (Austria)	26,921
	Lighting Systems
1,125,000	Ushio (Japan)	24,692
	Industrial Light Sources
700,000	Legrand (France)	23,776
	Electrical Components
		197,374
	> Conglomerates 1.0%
4,845,000	Hexagon (Sweden)	99,911
	Measurement Equipment & Polymers

Number of Shares		Value (000)
2,758,309	Aalberts Industries (Netherlands)	$54,367
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	41,443
	Electronic Parts & Ceramics
		195,721
	> Outsourcing Services 0.7%
2,300,000	Quanta Services (a)	60,352
	Electrical & Telecom Construction Services
2,025,000	Administaff (b)	57,267
	Professional Employer Organization
435,000	USG People (Netherlands)	11,661
	Temporary Staffing Services
600,000	GP Strategies (a)	6,390
	Training Programs
		135,670
	> Waste Management 0.5%
2,550,000	Waste Connections (a)	78,795
	Solid Waste Management
2,200,000	Allied Waste Industries (a)	24,244
	Solid Waste Management
		103,039
	> Steel 0.4%
2,860,000	Gibraltar Industries (b)	44,101
	Steel Processing & Building Products
135,000	Vallourec (France)	36,343
	Oil, Gas & Industrial Seamless Tubes
		80,444
Industrial Goods & Services: Total		3,554,141
Consumer Goods & Services 15.1%
	> Retail 3.5%
3,140,000	Abercrombie & Fitch	251,106
	Teen Apparel Retailer
4,850,000	Urban Outfitters (a)	132,211
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	95,214
	Multi-channel Branded Retailer
7,600,000	Chico's FAS (a)	68,628
	Women's Specialty Retailer
1,200,000	Gaiam (a)(b)	35,616
	Healthy Living Catalogs & E-Commerce
2,800,000	Christopher & Banks (b)	32,060
	Women's Apparel Retailer
1,223,000	AnnTaylor Stores (a)	31,260
	Women's Apparel Retailer
775,000	Genesco (a)	29,295
	Multi-concept Branded Footwear Retailer
1,564,000	RONA (Canada) (a)	27,019
	Leading Canadian Do-it-yourself Retailer
30,000	Lululemon Athletica (a)	1,421
	Premium Active Apparel Retailer
		703,830
	> Other Consumer Services 1.7%
2,000,000	ITT Educational Services (a)(b)	170,540
	Post-secondary Degree Services

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Other Consumer Services—continued
1,275,000	Weight Watchers International	$57,604
	Weight Loss Programs
1,120,000	NutriSystem (a)	30,218
	Weight Loss Programs
1,500,000	Universal Technical Institute (a)(b)	25,500
	Vocational Training
2,550,000	Princeton Review (a)(b)	21,242
	College Preparation Courses
2,100,000	Park24 (Japan)	16,172
	Parking Lot Operator
110,000	Pierre & Vacances (France)	15,197
	Vacation Apartment Lets
100,000	Lincoln Technical Institute (a)	1,472
	Vocational Training
		337,945
	> Apparel 1.6%
7,330,000	Coach (a)	224,152
	Designer & Retailer of Branded Leather Accessories
3,000,000	Billabong International (Australia)	38,982
	Action Sports Apparel Brand Manager
1,069,000	Oxford Industries (b)	27,548
	Branded & Private Label Apparel
900,000	True Religion Apparel (a)	19,215
	Premium Denim
		309,897
	> Travel 1.6%
2,390,000	Vail Resorts (a)(b)	128,606
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	126,480
	Online Travel Services Company
1,300,000	Choice Hotels	43,160
	Franchisor of Budget Hotel Brands
601,000	Ambassadors Group	11,004
	Educational Student Travel Services
		309,250
	> Nondurables 1.4%
2,860,000	Scotts Miracle-Gro	107,021
	Consumer Lawn & Garden Products
1,010,000	Chattem (a)(b)	76,296
	Personal Care Products
2,500,000	Jarden (a)	59,025
	Branded Household Products
1,900,000	Helen of Troy (a)(b)	32,566
	Hair Dryers & Curling Irons
161,000	Church & Dwight	8,705
	Branded Household & Personal Care Products
		283,613
	> Furniture & Textiles 1.3%
4,000,000	Herman Miller (b)	129,560
	Office Furniture
2,000,000	HNI	70,120
	Office Furniture & Fireplaces
3,400,000	Knoll (b)	55,862
	Office Furniture
600,000	American Woodmark	10,908
	Kitchen Cabinet Manufacturer
		266,450

Number of Shares		Value (000)
	> Casinos & Gaming 1.2%
1,700,000	Penn National Gaming (a)	$101,235
	Regional Casino Operator
4,050,000	Pinnacle Entertainment (a)(b)	95,418
	Regional Casino Operator
2,380,000	Intralot (Greece)	46,898
	Lottery & Gaming Systems & Services
226,000	Lakes Entertainment (a)	1,566
	Native American Casinos Development
		245,117
	> Leisure Products 1.0%
1,416,000	Speedway Motorsports	44,009
	Motorsports Racetrack Owner & Operator
1,025,000	International Speedway	42,209
	Largest Motorsports Racetrack Owner & Operator
1,050,000	Thor Industries	39,911
	RV & Bus Manufacturer
800,000	Harley-Davidson	37,368
	Motorcycles & Related Merchandise
640,000	Winnebago	13,453
	Premier Motorhome Maker
5,410,390	Ducati Motor (Italy) (a)	11,056
	Motorcycles & Related Merchandise
1,765,000	Fleetwood Enterprises (a)	10,555
	RV & Manufactured Home Maker
		198,561
	> Restaurants 0.6%
2,145,000	Sonic (a)	46,975
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	31,990
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	27,267
	Casual Dining Restaurants
1,800,000	AFC Enterprises (a)(b)	20,376
	Popeyes Restaurants
		126,608
	> Food & Beverage 0.6%
1,600,000	Hansen Natural (a)	70,864
	Alternative Beverages
1,000,000	IAWS Group (Ireland)	22,135
	Baked Goods
1,500,000	Smart Balance (a)	16,395
	Healthy Food Products
		109,394
	> Consumer Goods Distribution 0.3%
2,890,000	Pool (b)	57,309
	Distributor of Swimming Pool Supplies & Equipment
		57,309
	> Cruise Lines 0.1%
400,000	Carnival	17,796
	Largest Cruise Line
		17,796

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Other Entertainment 0.1%
435,000	CTS Eventim (Germany)	$16,719
	Event Ticket Sales
		16,719
	> Other Durable Goods 0.1%
900,000	Champion Enterprises (a)	8,478
	Manufactured Homes
172,000	Cavco Industries (a)	5,821
	Higher End Manufactured Homes
		14,299
Consumer Goods & Services: Total		2,996,788
Finance 13.0%
	> Insurance 4.2%
3,965,000	HCC Insurance Holdings	113,716
	Specialty Insurance
2,390,000	Philadelphia Consolidated Holding (a)	94,047
	Specialty Insurance
1,748,000	Leucadia National	82,331
	Insurance Holding Company
6,500,000	Conseco (a)	81,640
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Assurant	80,280
	Specialty Insurance
149,000	Markel (a)	73,174
	Specialty Insurance
1,600,000	Delphi Financial Group	56,448
	Group Employee Benefit Products & Services
1,000,000	Endurance Specialty Holdings	41,730
	Commercial Lines Insurance/Reinsurance
995,000	Protective Life	40,815
	Life Insurance
740,000	Stancorp Financial Group	37,281
	Group Life & Disability Insurance
1,420,000	Selective Insurance Group	32,646
	Commercial & Personal Lines Insurance
1,000,000	Aspen Insurance	28,840
	Commercial Lines Insurance/Reinsurance
600,000	National Financial Partners	27,366
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
2,000,000	Meadowbrook Insurance Group (a)(b)	18,820
	Specialty Insurance Products & Services
280,000	April Group (France)	18,796
	Insurance Policy Construction
500,000	Stewart Information Services	13,045
	Title Company
		840,975
	> Banks 3.0%
3,500,000	BOK Financial (b)	180,950
	Tulsa Based S.W. Bank
3,511,000	Associated Banc-Corp	95,113
	Midwest Bank
4,246,000	Glacier Bancorp (b)	79,570
	Mountain States Bank
1,222,000	Chittenden	43,528
	New England Bank

Number of Shares		Value (000)
1,240,000	MB Financial	$38,229
	Chicago Bank
1,800,000	TCF Financial	32,274
	Great Lakes Bank
1,437,000	West Coast Bancorp (b)	26,584
	Portland Small Business Bank
530,000	First Financial Bankshares	19,955
	West Texas Bank
900,000	TriCo Bancshares (b)	17,370
	California Central Valley Community Bank
1,312,000	West Bancorporation (b)	17,108
	Des Moines Commercial Bank
614,000	Great Southern Bancorp	13,483
	Missouri Real Estate Lender
643,000	Valley National Bancorp	12,256
	New Jersey/New York Bank
400,000	First Mutual Bancshares (b)	10,572
	Seattle Community Bank
450,000	First Busey	8,937
	Illinois Bank
135,000	Greene County Bancshares	2,592
	Tennessee Bank
		598,521
	> Brokerage & Money Management 2.4%
4,805,000	Eaton Vance	218,195
	Specialty Mutual Funds
6,168,000	SEI Investments	198,425
	Mutual Fund Administration & Investment Management
1,181,800	Bovespa (Brazil) (a)	22,773
	Brazil Equity & Derivative Exchange
450,000	Investment Technology Group (a)	21,415
	Electronic Trading
550,000	KBW (a)	14,075
	Investment Bank to Financial Industry
400,000	Cohen & Steers	11,988
	Top REIT Fund Manager
		486,871
	> Savings & Loans 2.0%
11,585,000	People's United	206,213
	Connecticut Savings & Loan
1,350,000	Housing Development Finance (India)	96,864
	Indian Mortgage Lender
2,725,000	Washington Federal	57,525
	Traditional Thrift
774,000	Anchor Bancorp Wisconsin	18,204
	Wisconsin Thrift
200,000	Downey Financial	6,222
	Option Arm Lender
360,000	Provident New York Bancorp	4,651
	New York State Thrift
		389,679
	> Finance Companies 1.4%
7,235,000	AmeriCredit (a)(b)	92,536
	Auto Lending
1,675,000	World Acceptance (a)(b)	45,191
	Personal Loans
1,700,000	McGrath Rentcorp (b)	43,775
	Temporary Space & IT Rentals

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Finance Companies—continued
771,000	GATX	$28,280
	Rail Car Lessor
1,500,000	CAI International (a)(b)	15,780
	International Container Leasing & Management
1,100,000	Marlin Business Services (a)(b)	13,266
	Small Equipment Leasing
850,000	Electro Rent	12,623
	Test & Measurement Rentals
600,000	H & E Equipment Services (a)	11,328
	Heavy Equipment Leasing
500,000	Rent-A-Center (a)	7,260
	Rent to Own
250,000	Aaron Rents	4,810
	Rent to Own
		274,849
Finance: Total		2,590,895
Energy & Minerals 10.9%
	> Oil Services 5.2%
5,640,000	FMC Technologies (a)	319,788
	Oil & Gas Wellhead Manufacturer
3,900,000	Fugro (Netherlands) (b)	298,939
	Oilfield Services
1,200,000	Atwood Oceanics (a)	120,288
	Offshore Drilling Contractor
1,675,000	Dresser-Rand Group (a)	65,409
	Largest Manufacturer of Compressors
1,804,000	Tesco (a)	51,721
	Developing New Well Drilling Technologies
1,283,100	ShawCor (Canada)	45,944
	Oil & Gas Pipeline Products
1,988,000	Tetra Technologies (a)	30,953
	U.S. Based Service Company with Life of Field Approach
706,000	CARBO Ceramics	26,263
	Natural Gas Well Stimulants
600,000	Rowan	23,676
	Offshore Drilling Contractor
640,200	SBM Offshore (Netherlands)	20,081
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
195,000	Exterran Holdings (a)	15,951
	Natural Gas Compressor Rental & Fabrication
1,580,000	Enerflex Systems (Canada)	14,264
	Natural Gas Compresser Rental & Fabrication
		1,033,277
	> Oil & Gas Producers 4.9%
2,700,000	Ultra Petroleum (a)	193,050
	Oil & Gas Producer
3,125,000	XTO Energy	160,500
	Oil & Gas Producer
2,400,000	Equitable Resources	127,872
	Natural Gas Producer & Utility
1,800,000	Southwestern Energy (a)	100,296
	Oil & Gas Producer
1,656,000	Carrizo Oil & Gas (a)(b)	90,666
	Explores for Natural Gas & Crude Oil

Number of Shares		Value (000)
1,500,000	Range Resources	$77,040
	Oil & Gas Producer
4,000,000	Talisman Energy (Canada)	74,533
	Oil & Gas Producer
4,629,000	Tullow Oil (United Kingdom)	59,726
	Oil & Gas Producer
1,400,000	Denbury Resources (a)	41,650
	Oil Producer Using Co2 Injection
15,000,000	Petro Rubiales Energy (Canada) (a)	22,038
	Oil Production & Exploration in Colombia
1,300,000	Pacific Stratus Energy (Canada) (a)	16,149
	Oil & Gas Exploration in Colombia
2,750,000	Vaalco Energy (a)	12,787
	Oil & Gas Producer
100,000	St. Mary Land & Exploration	3,861
	Oil & Gas Producer
		980,168
	> Mining 0.7%
7,725,000	Uranium One (South Africa) (a)	69,114
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
2,900,000	Jubilee Mines (Australia)	57,636
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (a)	10,943
	Copper Mine Project in Mongolia
		137,693
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	19,475
	Natural Gas Distribution, Pipeline Processing & Trading
		19,475
Energy & Minerals: Total		2,170,613
Health Care 8.4%
	> Biotechnology & Drug Delivery 2.3%
4,000,000	BioMarin (a)	141,600
	Biotech Focused on Orphan Diseases
655,000	Alexion Pharmaceuticals (a)	49,145
	Biotech Focused on Orphan Diseases
2,550,000	PDL BioPharma (a)	44,676
	Proprietary Monoclonal Antibodies
3,720,000	Seattle Genetics (a)(b)	42,408
	Antibody-based Therapies for Cancer
865,000	Amylin (a)	32,005
	Biotech Company Focused on Diabetes & Obesity
2,550,000	Medarex (a)	26,571
	Humanized Antibodies
550,000	Myriad Genetics (a)	25,531
	Drugs/Diagnostics Hybrid
2,660,000	Array Biopharma (a)(b)	22,397
	Drugs for Cancer & Inflammatory Diseases
2,500,000	Arena Pharmaceuticals (a)	19,575
	Novel Drug Targeting Technology
1,650,000	Nektar Therapeutics (a)	11,071
	Drug Delivery Technologies
2,520,000	Decode Genetics (a)	9,274
	Drugs for Heart Attack, Asthma & Vascular Disease

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
1,675,000	Pharmacopeia (a)(b)	$7,990
	Biotech Company with Broad Early-stage Pipeline
2,300,000	Neurogen (a)(b)	7,935
	Development-stage Biotech Focused on Neurology
2,035,000	Lexicon Genetics (a)	6,166
	Drug Discovery
1,025,000	Nuvelo (a)	1,876
	Development-stage Biotech Focused on Cardiovascular/Cancer
187,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	488
96,644	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	251
	High Throughput Rational Drug Design
1,249,999	Perlegen Sciences (a)(c)	400
	Large Scale Gene Sequencing
97,000	La Jolla Pharmaceutical (a)	380
	Lupus Treatment
359,944	MicroDose Technologies (a)(c)	288
	Drug Inhaler Development
		450,027
	> Medical Equipment & Devices 2.1%
1,648,000	Hologic (a)	113,119
	Diagnostic & Medical Imaging Equipment for Women's Health
1,330,000	Orthofix International (a)(b)	77,100
	Bone Fixation & Stimulation Devices
1,000,000	Edwards Lifesciences (a)	45,990
	Heart Valves
870,000	Vital Signs (b)	44,474
	Anesthesia, Respiratory & Sleep Products
700,000	Haemonetics (a)	44,114
	Blood & Plasma Collection Equipment
725,000	Illumina (a)	42,963
	Leading Tools & Service Provider for Genetic Analysis
435,000	Kinetic Concepts (a)	23,299
	Wound Healing & Tissue Repair
552,000	Advanced Medical Optics (a)	13,541
	Medical Devices for Eye Care
		404,600
	> Health Care Services 1.6%
1,245,000	Charles River Laboratories (a)	81,921
	Pharmaceutical Research
1,650,000	Rhoen-Klinikum (Germany)	51,605
	Health Care Services
1,300,000	Lincare Holdings (a)	45,708
	Home Health Care Services
2,250,000	PSS World Medical (a)	44,032
	Medical Supplies
3,000,000	Eresearch Technology (a)(b)	35,460
	Clinical Research Services
1,177,000	OPG Groep (Netherlands)	32,519
	Health Care Supplies & Pharmacies
900,000	Omnicare	20,529
	Pharmacy Services for Nursing Homes

Number of Shares		Value (000)
600,000	Healthcare Services Group	$12,708
	Outsourced Services to Long-term Care Industry
		324,482
	> Medical Supplies 1.4%
1,090,000	Henry Schein (a)	66,926
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	50,916
	Distribution of Medical Supplies
1,250,000	ICU Medical (a)(b)	45,013
	Intravenous Therapy Products
1,775,000	QIAGEN (Netherlands) (a)	37,364
	Life Science Company; DNA/RNA Purification
486,000	Techne (a)	32,100
	Cytokines, Antibodies & other Reagents for Life Science
700,000	Cooper	26,600
	Contact Lens Manufacturer
790,000	Meridian Biosciences	23,763
	Niche Diagnostics/Life Science Company
		282,682
	> Pharmaceuticals 1.0%
1,115,000	Cephalon (a)	80,012
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,090,000	MGI Pharma (a)	44,178
	Specialty Pharmaceuticals for Oncology & Acute Care
1,000,000	Medicis Pharmaceutical	25,970
	Specialty Pharmaceuticals for Dermatology
3,100,000	United Drug (Ireland)	17,876
	Irish Pharmaceutical Wholesaler & Outsourcer
4,000,000	QLT (a)(b)	17,680
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
1,200,000	Collagenex Pharmaceuticals (a)(b)	11,460
	Specialty Pharmaceuticals for Dermatology
1,780,000	Barrier Therapeutics (a)(b)	7,013
	Specialty Pharmaceuticals for Dermatology
		204,189
Health Care: Total		1,665,980
Other Industries 4.5%
	> Real Estate 2.9%
2,180,000	Gaylord Entertainment (a)(b)	88,225
	Convention Hotels
860,000	Federal Realty Investment Trust	70,649
	Shopping Centers
4,500,000	DiamondRock Hospitality	67,410
	Hotel Owner
1,398,000	Forest City Enterprises, Class B (b)	62,267
	Commercial & Residential Property Developer
650,000	SL Green Realty	60,749
	Manhattan Office Buildings
1,320,000	General Growth Properties	54,358
	Regional Shopping Malls
635,000	Macerich Company	45,123
	Regional Shopping Malls
850,000	Digital Realty Trust	32,615
	Technology-focused Office Buildings

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,720,000	Kite Realty Group (b)	$26,264
	Community Shopping Centers
900,000	American Campus Communities	24,165
	Student Housing
628,000	Parkway Properties	23,223
	Office Buildings
1,000,000	BioMed Realty Trust	23,170
	Life Science-focused Office Buildings
8,200	Kenedix (Japan)	13,194
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		591,412
	> Transportation 1.3%
3,000,000	JB Hunt Transport Services	82,650
	Truck & Intermodal Carrier
826,200	Grupo Aeroportuario del Surest (Mexico)	50,580
	Cancun & Cozumel Airport Operator
3,000,000	Heartland Express	42,540
	Regional Trucker
38,000,000	Jiangsu Expressway (China)	41,007
	Chinese Toll Road Operator
7,820,000	China Shipping Development (China)	20,393
	China's Dominant Shipper for Oil & Coal
956,000	Rush Enterprises (a)	17,380
	Truck Distribution
		254,550
	> Regulated Utilities 0.3%
1,800,000	Northeast Utilities	56,358
	Regulated Electric Utility
		56,358
Other Industries: Total		902,320
Total Equities: 95.9% (Cost: $12,297,767)		19,099,687
Short-Term Obligations 4.2%
$100,000	Hewlett Packard (e) 4.23% Due 1/07/08 – 1/08/08	99,924
80,000	Nestle Capital (e) 4.15% Due 1/11/08 – 1/24/08	79,862
50,000	Emerson Electric (e) 4.20% Due 1/02/08	49,994
	General Electric Capital:
50,000	4.10% Due 1/03/08	49,989
50,000	4.20% Due 1/17/08	49,907
	Hershey Foods: (e)
50,000	4.48% Due 1/07/08	49,963
20,000	4.23% Due 1/08/08	19,984

Principal Amount (000)		Value (000)
	Toyota Motor Credit:
$50,000	4.18% Due 1/09/08	$49,954
25,000	4.15% Due 1/04/08	24,991
25,000	4.20% Due 1/18/08	24,950
	United Parcel Service: (e)
50,000	4.36% Due 1/10/08	49,945
50,000	4.365% Due 1/11/08	49,939
50,000	Caterpillar Finance 4.22% Due 1/14/08	49,924
41,635	Genentech (e) 4.26% Due 1/18/08	41,551
41,100	IBM International Group (e) 4.39% Due 1/11/08	41,050
	Toyota Motor Credit:
19,925	IBM Corporation (e) 4.21% Due 1/02/08	19,923
19,000	Nestle Finance 4.40% Due 1/11/08	18,977
10,000	Walgreen Co. (e) 4.20% Due 1/02/08	9,999
57,143	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by U.S. Government Agency Obligations with various maturities to 7/18/16, market value $58,287 (repurchase proceeds $57,153)	57,143
(Amortized Cost: $837,969)		837,969
Total Investments: 100.1% (Cost: $13,135,736)(f)(g)		19,937,656
Cash and Other Assets Less Liabilities: (0.1)%		(16,310)
Total Net Assets: 100%		$19,921,346

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
Actuate	6,000,000	-	1,000,000	5,000,000	$38,850	$-
Administaff	1,670,000	355,000	-	2,025,000	57,267	839
AFC Enterprises	1,600,000	200,000	-	1,800,000	20,376	-
Agile Software*	3,500,000	-	3,500,000	-	-	-
AmeriCredit	6,500,000	735,000	-	7,235,000	92,536	-
Anchor Bancorp Wisconsin*	1,178,000	-	404,000	774,000	18,204	680
AnswerThink	4,600,000	-	-	4,600,000	22,264	-
Array Biopharma	1,780,000	880,000	-	2,660,000	22,397	-
Bally Technologies	3,500,000	-	350,000	3,150,000	156,618	-
Barrier Therapeutics	1,321,000	459,000	-	1,780,000	7,013	-
Belden CDT	1,945,000	335,000	-	2,280,000	101,460	430
BOK Financial	2,605,000	895,000	-	3,500,000	180,950	2,322
CAI International	-	1,500,000	-	1,500,000	15,780	-
Carrizo Oil & Gas	-	1,656,000	-	1,656,000	90,666	-
Chattem	1,010,000	-	-	1,010,000	76,296	-
Chico's FAS*	7,080,000	2,050,000	1,530,000	7,600,000	68,628	-
Christopher & Banks	3,743,000	-	943,000	2,800,000	32,060	842
Clarcor	3,500,000	-	-	3,500,000	132,895	1,041
Cogent Communications	1,000,000	1,836,000	-	2,836,000	67,241	-
Collagenex Pharmaceuticals	830,000	370,000	-	1,200,000	11,460	-
Concur Technologies*	2,131,000	-	731,000	1,400,000	50,694	-
Cytokinetics*	2,000,000	-	2,000,000	-	-	-
Dobson Communications*	8,000,000	-	8,000,000	-	-	-
Donaldson	3,600,000	600,000	-	4,200,000	194,796	1,506
Drew Industries	1,228,000	150,000	-	1,378,000	37,757	-
Enerflex Systems*	2,280,000	8,100	708,100	1,580,000	14,264	1,316
Epicor	-	3,500,000	-	3,500,000	41,230	-
Eresearch Technology	2,300,000	700,000	-	3,000,000	35,460	-
ESCO Technologies	2,200,000	-	-	2,200,000	87,868	-
Excel Technology	625,000	110,000	-	735,000	19,918	-
FARO Technologies	-	1,044,000	-	1,044,000	28,376	-
First Mutual Bancshares	400,000	-	-	400,000	10,572	144
Fleetwood Enterprises*	4,690,000	1,000,000	3,925,000	1,765,000	10,555	-
Forest City Enterprises, Class B	1,398,000	-	-	1,398,000	62,267	419
Forward Air	1,900,000	-	-	1,900,000	59,223	532
Fugro	2,928,301	971,699	-	3,900,000	298,939	3,860
Gaiam	1,200,000	-	-	1,200,000	35,616	-
Gaylord Entertainment	1,760,000	420,000	-	2,180,000	88,225	-
Genlyte Group*	1,963,000	637,000	1,650,000	950,000	90,440	-
Gibraltar Industries	2,860,000	-	-	2,860,000	44,101	715
Glacier Bancorp	4,080,000	166,000	-	4,246,000	79,570	2,021
Helen of Troy	1,800,000	100,000	-	1,900,000	32,566	-
Herman Miller	2,068,000	1,932,000	-	4,000,000	129,560	1,186
Highland Hospitality*	5,850,000	-	5,850,000	-	-	1,346
HNI*	2,550,000	-	550,000	2,000,000	70,120	1,758
ICU Medical	1,083,000	167,000	-	1,250,000	45,013	-
iGate	5,000,000	-	-	5,000,000	42,350	-
II-VI	2,025,000	375,000	-	2,400,000	73,320	-
Interline Brands	-	1,700,000	-	1,700,000	37,247	-
Indus International (merged into Vista Equity)*	5,600,000	-	5,600,000	-	-	-
ITT Educational Services	2,250,000	-	250,000	2,000,000	170,540	-
IXYS	1,905,000	-	-	1,905,000	15,278	-
JDA Software*	1,490,000	-	1,490,000	-	-	-
Kaydon	1,100,000	596,000	-	1,696,000	92,500	693
Kenexa	828,000	1,597,000	-	2,425,000	47,094	-
Kite Realty Group	1,720,000	-	-	1,720,000	26,264	1,359
Knoll	1,809,000	1,591,000	-	3,400,000	55,862	1,180

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
Kronos (merged into Helman & Friedman)*	2,750,000	-	2,750,000	-	$-	$-
LCA-Vision*	1,125,000	-	1,125,000	-	-	608
Littelfuse	1,135,000	285,000	-	1,420,000	46,803	-
Marchex	-	1,700,000	-	1,700,000	18,462	59
Marlin Business Services	685,000	415,000	-	1,100,000	13,266	-
McGrath Rentcorp	1,212,000	488,000	-	1,700,000	43,775	938
Meadowbrook Insurance Group	-	2,000,000	-	2,000,000	18,820	-
Mine Safety Appliances	1,900,000	-	86,000	1,814,000	94,092	1,558
Mobile Mini	1,650,000	100,000	-	1,750,000	32,445	-
Navigant Consulting	1,900,000	600,000	-	2,500,000	34,175	-
Neurogen	655,000	1,645,000	-	2,300,000	7,935	-
Orthofix International	942,500	387,500	-	1,330,000	77,100	-
Oxford Industries	919,000	150,000	-	1,069,000	27,548	743
Pharmacopeia	-	1,675,000	-	1,675,000	7,990	-
Pinnacle Entertainment	3,200,000	850,000	-	4,050,000	95,418	-
Pool	2,500,000	390,000	-	2,890,000	57,309	1,329
Princeton Review	2,550,000	-	-	2,550,000	21,242	-
ProQuest*	2,000,000	-	2,000,000	-	-	-
QLT	2,500,000	1,500,000	-	4,000,000	17,680	-
Quality Systems	-	1,510,000	-	1,510,000	46,040	348
Radiant Systems	2,500,000	-	-	2,500,000	43,075	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	31,990	-
Saga Communications	1,400,000	-	-	1,400,000	8,246	-
Salem Communications	1,541,000	-	-	1,541,000	10,155	647
Sanmina-SCI	10,000,000	19,500,000	-	29,500,000	53,690	-
Seachange International*	1,875,000	-	1,875,000	-	-	-
Seattle Genetics	2,300,000	1,420,000	-	3,720,000	42,408	-
Shuffle Master	2,430,000	-	-	2,430,000	29,136	-
SkillSoft	9,500,000	-	-	9,500,000	90,820	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	4,440	-
Spartech*	2,700,000	-	2,700,000	-	-	1,008
Supertex	690,000	340,000	130,000	900,000	28,161	-
Switch & Data Facilities	-	2,000,000	-	2,000,000	32,040	-
Time Warner Telecom	4,500,000	3,500,000	-	8,000,000	162,320	-
TriCo Bancshares	-	900,000	-	900,000	17,370	219
TrueBlue	-	2,300,000	-	2,300,000	33,304	-
Tumbleweed Communications*	3,500,000	-	3,500,000	-	-	-
United America Indemnity*	1,550,000	-	1,550,000	-	-	-
Universal Technical Institute	1,500,000	-	-	1,500,000	25,500	-
Vaalco Energy*	3,200,000	-	450,000	2,750,000	12,787	-
Vail Resorts	2,390,000	-	-	2,390,000	128,606	-
Viad	-	1,453,000	-	1,453,000	45,886	70
Vital Signs	870,000	-	-	870,000	44,474	339
Voyager Learning	-	2,000,000	-	2,000,000	14,300	-
Watsco	2,375,000	-	-	2,375,000	87,305	3,111
West Bancorporation	949,000	363,000	-	1,312,000	17,108	740
West Coast Bancorp	1,320,000	117,000	-	1,437,000	26,584	669
Witness Systems*	2,500,000	-	2,500,000	-	-	-
World Acceptance	1,500,000	175,000	-	1,675,000	45,191	-
TOTAL OF AFFILIATED TRANSACTIONS	230,096,801	76,399,299	57,147,100	249,349,000	$5,035,542	$36,575

*  At December 31, 2007, the Fund owned less than five percent or more of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $3,677,369 and $5,035,542 respectively. Investments in affiliate companies represented 25.3% of the Fund's total net assets at December 31, 2007.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $1,427 which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$400
Locus Pharmaceuticals, Series A-1 Pfd.	9/5/01	187,500	7,500	488
MicroDose Technologies	11/24/00	359,944	2,005	288
Locus Pharmaceuticals, Series B-1 Pfd.	2/8/07	96,644	280	251
Security Capital European Realty	8/20/98-11/12/99	37,407	205	-
			$14,490	$1,427

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $512,134, which represented 2.6% of net assets.

(f)  At December 31, 2007, for federal income tax purposes cost of investments was $13,141,866 and net unrealized appreciation was $6,795,790 consisting of gross unrealized appreciation of $7,838,307 and gross unrealized depreciation of $1,042,517.

(g)  On December 31, 2007, the market value of foreign securities represented 11.63% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$467,017	2.34%
Canada	210,890	1.06
Japan	202,524	1.02
France	189,368	0.95
Germany	111,674	0.56
China	110,189	0.55
United Kingdom	103,427	0.52
Sweden	99,911	0.50
India	96,864	0.49
Australia	96,618	0.48
Hong Kong	92,641	0.47
South Africa	69,114	0.35
Denmark	59,818	0.30
	Value	Percent
Mexico	$50,580	0.25%
Israel	48,940	0.25
Greece	46,898	0.24
Ireland	46,237	0.23
Switzerland	43,234	0.22
Singapore	36,564	0.18
Chile	34,466	0.17
Austria	26,921	0.14
Taiwan	23,983	0.12
Brazil	22,773	0.11
Spain	14,875	0.07
Italy	11,056	0.06
Luxembourg	-	-
Total Foreign Portfolio	$2,316,582	11.63%

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Europe
> France
Neopost	160,000	280,000
Sperian Protection	190,000	225,000
> Netherlands
SBM Offshore	450,000	475,300
Vopak	0	450,000
> Germany
CTS Eventim	750,000	850,000
Hamburger Hafen und Logistik	0	275,000
MPC Muechmeyer Petersen Capital	330,000	400,000
Rational	140,000	155,000
Vossloh	250,000	300,000
> United Kingdom
Detica	2,375,000	3,000,000
Informa Group	2,400,000	3,000,000
Intertek Testing	1,000,000	1,600,000
> Sweden
Securitas Systems	8,900,000	10,400,000
> Ireland
Grafton Group	1,040,000	1,200,000
Kingspan Group	665,000	845,000
United Drug	8,416,000	8,840,000
> Italy
Cobra Automotive	0	580,000
> Austria
Wienerberger	400,000	549,332
Zumtobel	1,052,000	1,200,000
Asia
> Japan
Casio Computer	0	1,950,000
Hirose Electric	72,000	175,000
OSG	0	1,800,000
Point	200,000	273,000
SYSMEX	440,000	536,000
Topcon	1,300,000	1,700,000
Unicharm PetCare	329,300	373,000
Union Tool	500,000	608,000
Yusen Air & Sea Service	1,344,000	1,580,000
> China
Fu Ji Food & Catering Services	7,500,000	9,300,000
Lenovo Group	48,430,000	55,730,000
Sinotrans	0	30,500,000
VisionChina Media	0	556,500
Xinyu Hengdeli	30,890,000	34,000,000

	Number of Shares
	09/30/07	12/31/07
Asia—continued
> South Korea
JVM	0	116,500
Mirae Asset Securities	0	57,700
Woongjin Coway	977,000	1,192,000
> Hong Kong
Hong Kong Aircraft Engineering	0	700,000
Lifestyle International	10,000,000	12,750,000
> Singapore
ComfortDelGro	17,000,000	20,000,000
OLAM	4,000,000	10,000,000
> Taiwan
Everlight Electronics	3,604,723	7,004,722
Formosa International Hotels	795,826	1,995,826
GeoVision	0	1,500,000
Other Countries
> United States
Decode Genetics	0	1,135,000
Tesco	379,239	450,000
> Australia
Australian Stock Exchange	750,000	850,000
Sino Gold	5,480,000	5,843,650
> South Africa
Mr. Price	4,460,000	7,600,000
> Canada
CCL	0	127,100
> New Zealand
Sky City Entertainment	5,773,789	5,932,812
Latin America
> Brazil
BM&F	0	1,010,100
Bovespa	0	2,000,000
Localiza Rent A Car	2,000,000	3,000,000
> Mexico
Financiera Independencia	0	6,000,000
Megacable	0	4,000,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/07	12/31/07
Sales
Europe
> France
Carbone Lorraine	600,000	534,000
> Netherlands
USG People	705,000	410,000
> Germany
Deutsche Boerse	250,000	125,000
> Switzerland
Nobel Biocare Holding	165,000	110,000
Synthes	360,000	300,000
> United Kingdom
BBA Group	3,007,000	0
Tullow Oil	3,255,691	1,798,000
> Russia
RosBusinessConsulting	486,000	473,671
> Poland
Central European Distribution	1,125,500	830,000
Asia
> Japan
Ito En	718,000	500,000
Nagaileben	123,900	64,000
USS	430,000	293,000
> China
China Shipping Development	23,547,000	21,318,000
> South Korea
Taewoong	444,000	337,000
> Hong Kong
Hong Kong Exchanges and Clearing	4,000,000	2,500,000
> India
Housing Development Finance	1,300,000	1,000,000
> Taiwan
Advantech	7,306,757	4,145,000

	Number of Shares
	09/30/07	12/31/07
Other Countries
> United States
Atwood Oceanics	865,000	725,000
> Canada
Talisman Energy	865,000	0
Latin America
> Brazil
Natura Cosmeticos	2,500,000	1,500,000
> Mexico
Consorcio ARA	18,000,000	0

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 95.2%
Europe 49.4%
	> France 8.6%
3,000,000	SES Global	$78,666
	Satellite Broadcasting Services
500,000	Iliad	53,417
	Alternative Internet & Telecoms Provider
375,000	Norbert Dentressangle	39,157
	Transport
380,000	Rubis	37,077
	Tank Storage & LPG Supplier
534,000	Carbone Lorraine	36,796
	Advanced Industrial Materials
280,000	Neopost	28,752
	Postage Meter Machines
206,000	Pierre & Vacances	28,460
	Vacation Apartment Lets
656,700	Trigano	28,362
	Leisure Vehicles & Camping Equipment
240,000	Eurofins Scientific	27,812
	Food Screening & Testing
225,000	Sperian Protection	25,590
	Safety Equipment
700,000	Legrand	23,776
	Electrical Components
350,000	April Group	23,495
	Insurance Policy Construction
251,000	Imerys	20,554
	Industrial Minerals Producer
410,000	Meetic (a)	17,905
	Dating Services
100,000	Ciments Francais	17,121
	Leading French & Emerging Markets Cement Producer
1,100,000	Hi-Media	9,683
	Leading Online Advertiser in Europe
		496,623
	> Netherlands 8.0%
1,406,155	Fugro	107,783
	Oilfield Services
686,800	Smit Internationale	69,933
	Harbor & Offshore Towage & Marine Services
1,385,000	Unit 4 Agresso (b)	39,345
	Business & Security Software
1,947,042	Aalberts Industries	38,377
	Flow Control & Heat Treatment
1,437,000	Imtech	35,317
	Engineering & Technical Services
1,096,000	Koninklijke TenCate	33,878
	Advanced Textiles & Industrial Fabrics
489,000	Boskalis Westminster	29,706
	Dredging & Maritime Contractor
450,000	Vopak	25,454
	World's Largerst Operator of Petroleum & Chemical Storage Terminals
833,000	OPG Groep	23,015
	Health Care Supplies & Pharmacies
1,525,000	Wavin	20,172
	Largest European Plastic Pipe Systems Company

Number of Shares		Value (000)
800,000	QIAGEN (a)	$17,181
	Life Science Company; DNA/RNA Purification
475,300	SBM Offshore	14,909
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
410,000	USG People	10,991
	Temporary Staffing Services
		466,061
	> Germany 6.7%
1,800,000	Rhoen-Klinikum	56,296
	Health Care Services
500,000	Wincor Nixdorf	47,119
	Retail POS Systems & ATM Machines
310,987	Elringklinger	38,647
	Automobile Components
400,000	MPC Muechmeyer Petersen Capital	35,507
	Alternative Asset Manager
300,000	Vossloh	35,080
	Rail Infrastructure & Diesel Locomotives
850,000	CTS Eventim	32,670
	Event Ticket Sales
155,000	Rational	31,711
	Commercial Oven Manufacturer
125,000	Deutsche Boerse	24,673
	Trading, Clearing, Settlement Services for Financial Markets
275,000	Hamburger Hafen und Logistik (a)	24,526
	Terminal Operator at the Hamburg Port
525,000	GFK	21,026
	Market Research Services
918,000	Takkt	15,955
	Mail Order Retailer of Office & Warehouse Durables
7,500	Porsche	15,114
	Specialty Automobile Manufacturer
354,500	Deutsche Beteiligungs	11,088
	Private Equity Investment Management
		389,412
	> Switzerland 5.4%
600,000	Kuehne & Nagel	57,203
	Freight Forwarding/Logistics
140,000	Burckhardt Compression	45,243
	Gas Compression Pumps
24,000	Sika	45,114
	Chemicals for Construction & Industrial Applications
300,000	Synthes	37,082
	Products for Orthopedic Surgery
250,000	Geberit	34,083
	Plumbing Supplies
110,000	Nobel Biocare Holding	29,099
	Dental Implants & Ceramic Crowns
450,000	Schindler	28,766
	Elevator Manufacturer & Service Provider
25,000	Givaudan	24,020
	Fragrances & Flavors
400,000	Logitech International (a)	14,523
	Branded Peripheral Computer Devices
		315,133

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> United Kingdom 5.4%
1,970,714	Expro International Group	$40,197
	Offshore Oilfield Services
2,500,000	Northgate	38,009
	Light Commercial Vehicle Rental Specialist
3,000,000	Smith & Nephew	34,491
	Medical Equipment & Supplies
1,600,000	Intertek Testing	31,370
	Testing, Inspection, Certification Services
7,000,000	Taylor Nelson Sofres	28,684
	Market Research
3,000,000	Informa Group	27,441
	Global Publisher & Event Organizer
4,230,000	RPS Group	26,806
	Environmental Consulting & Planning
640,000	Randgold Resources	23,763
	Gold Mining in Western Africa
1,798,000	Tullow Oil	23,199
	Oil & Gas Producer
1,002,000	Rotork	19,177
	Valve Actuators for Oil & Water Pipelines
3,000,000	Detica	13,082
	UK IT Services Company
650,000	Keller Group	8,504
	International Ground Engineering Specialist
		314,723
	> Sweden 2.9%
3,960,000	Hexagon	81,661
	Measurement Equipment & Polymers
10,400,000	Securitas Systems	36,691
	Commercial Security Installation & Service
3,135,000	SWECO	31,359
	Engineering Consultants
2,265,000	Nobia	20,083
	Kitchen Cabinet Manufacturing & Distribution
		169,794
	> Ireland 2.3%
8,840,000	United Drug	50,975
	Irish Pharmaceutical Wholesaler & Outsourcer
1,800,000	IAWS Group	39,844
	Baked Goods
600,000	Paddy Power	19,739
	Irish Betting Services
845,000	Kingspan Group	12,735
	Building Insulation & Environmental Containers
1,200,000	Grafton Group (a)	9,431
	Builders Materials Wholesaling & Do-it-yourself Retailing
		132,724
	> Italy 1.9%
9,100,000	CIR	33,430
	Italian Holding Company
12,531,048	Ducati Motor (a)	25,608
	Motorcycles & Related Merchandise
3,750,000	Amplifon	18,924
	Hearing Aid Retailer
1,243,000	GranitiFiandre	15,809
	Innovative Stoneware

Number of Shares		Value (000)
375,000	Sabaf	$12,117
	Supplier to White Goods Original Equipment Manufacturer
580,000	Cobra Automotive (a)	5,379
	Electronic Car Theft Protection
		111,267
	> Greece 1.3%
3,790,000	Intralot	74,681
	Lottery & Gaming Systems & Services
		74,681
	> Austria 1.3%
1,200,000	Zumtobel	43,074
	Lighting Systems
549,332	Wienerberger	30,345
	Bricks & Clay Roofing Tiles
		73,419
	> Spain 1.2%
400,000	Red Electrica de Espana	25,138
	Spanish Power Grid
600,000	Sogecable (a)	23,906
	Spain's Main Pay-TV
1,050,000	Prisa	19,523
	Leading Spanish-speaking Publisher
		68,567
	> Finland 1.0%
1,756,000	Poyry	44,107
	Engineering Consultants
354,000	Stockmann	15,247
	Department Stores in Finland, Baltics & Russia
		59,354
	> Russia 0.9%
775,000	Novolipetsk Steel (a)	31,698
	Vertically Integrated Steel Producer
473,671	RosBusinessConsulting	19,610
	Financial Information, Media & IT Services in Russia
		51,308
	> Poland 0.8%
830,000	Central European Distribution (a)	48,206
	Vodka Production & Alcohol Distribution
		48,206
	> Czech Republic 0.8%
183,000	Komercni Banka	44,034
	Leading Czech Universal Bank
		44,034
	> Denmark 0.5%
265,000	Novozymes	29,909
	Industrial Enzymes
		29,909
	> Norway 0.4%
2,774,800	Kongsberg Automotive (b)	20,388
	Automotive Seating & Component Supplier
		20,388
Europe: Total		2,865,603

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
Asia 29.4%
	> Japan 13.1%
730,000	Ibiden	$50,422
	Electronic Parts & Ceramics
6,000,000	Kansai Paint	43,521
	Paint Producer in Japan, India, China & Southeast Asia
1,700,000	Ushio	37,312
	Industrial Light Sources
43,500	Jupiter Telecommunications (a)	36,799
	Largest Cable Service Provider in Japan
1,580,000	Yusen Air & Sea Service	35,783
	Airfreight Logistics
1,080,000	Hoya	34,468
	Opto-electrical Components & Eyeglass Lenses
4,000,000	Park24	30,804
	Parking Lot Operator
18,000	Kenedix	28,963
	Real Estate Investment Management
816,200	Kintetsu World Express	28,244
	Airfreight Logistics
885,000	Aeon Mall	23,230
	Suburban Shopping Mall Developer, Owner & Operator
536,000	SYSMEX	22,737
	In Vitro Diagnostics (IVD) Equipment & Reagent Manufacturer
1,950,000	Casio Computer	22,695
	Micro-consumer Electronic Goods
10,000	Risa Partners	21,879
	NPL & Real Estate Related Investment
1,150,000	FCC	20,462
	Auto/Motorcycle Clutches
175,000	Hirose Electric	20,275
	Electrical Connectors
608,000	Union Tool	20,110
	Precision Drill Bit Manufacturer
1,600,000	Cosel	19,862
	Industrial Standard Switching Power Supply System
1,800,000	OSG	19,690
	Consumable Cutting Tools
373,000	Unicharm PetCare	19,328
	Pet Food & Pet Toiletries
6,000,000	Kansai Urban Banking	18,881
	Regional Bank
145,000	Nakanishi	18,742
	Dental Tools & Machinery
293,000	USS	18,178
	Used Car Auctioneer
700,000	As One	16,447
	Scientific Supplies Distributor
1,700,000	Topcon	15,998
	Positioning & Medical Instrument
965,000	T. Hasegawa	15,141
	Industrial Flavors & Fragrances
273,000	Point	13,870
	Apparel Specialty Retailer
2,300,000	Bank of Fukuoka	13,718
	Regional Bank

Number of Shares		Value (000)
2,400	Osaka Securities Exchange	$11,176
	Osaka Securities Exchange
380,000	Takata	11,035
	Safety Related Auto Parts
500,000	Ito En	9,520
215,400	Ito En, Pfd.	3,072
	Bottled Tea & Other Beverages
643,000	Ain Pharmaciez (b)	9,329
	Dispensing Pharmacy/Drugstore Operator
506,000	Aeon Delight	9,247
	Facility Maintenance & Management
1,230,000	Kamigumi	8,888
	Port Cargo Handling & Logistics
4,000	Wacom	8,338
	Computer Graphic Illustration Devices
14,000	FullCast (b)	8,192
	Employment Outsourcing
1,650	Japan Pure Chemical	6,166
	Precious Metal Plating Chemicals for Electronics
2,900	Message	5,646
	Nursing Care Facility Operator
64,000	Nagaileben	1,114
	Medical/Health Care Related Clothes
		759,282
	> China 5.2%
21,318,000	China Shipping Development	55,594
	China's Dominant Shipper for Oil & Coal
55,730,000	Lenovo Group	49,275
	Third Largest PC Vendor Globally
29,648,000	China Green	31,534
	Agricultural Grower & Processor in China
26,508,000	Jiangsu Expressway	28,606
	Chinese Toll Road Operator
20,910,000	Travelsky Technology	22,034
	Online Air Travel Bookings in China
400,000	Sohu.com (a)	21,808
	Advertising on Chinese Internet Portal
25,000,000	Hopewell Highway Infrastructure	21,425
	Guangdong Tollroad Leading to Hong Kong & Macau
9,300,000	Fu Ji Food & Catering Services	21,330
	Food Catering Service Provider in China
34,000,000	Xinyu Hengdeli	19,070
	A High-end Watch Retailer in China
21,750,000	TPV Technology	15,716
	Original Design Manufacturer for LCD Monitor & Flat TV
30,500,000	Sinotrans	13,325
	Largest Integrated Logistics Player in China
556,500	VisionChina Media (a)	4,730
	Advertising on Digital Screens in China's Mass Transit System
		304,447
	> South Korea 2.8%
154,301	MegaStudy	43,685
	Online Education Service Provider
1,192,000	Woongjin Coway	38,403
	South Korean Household Appliance Rental Service Provider

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> South Korea—continued
337,000	Taewoong	$31,631
	A Player in the Niche Customized Forging Market
915,000	Sung Kwang Bend	26,261
	A Large Customized Industrial Pipe Fitting Manufacturer
57,700	Mirae Asset Securities	10,402
	Korean Largest Diversified Financial Company
116,500	JVM (a)	7,008
	Automatic Tablet Dispensing & Packaging Systems
262,000	YBM Sisa.com	4,159
	Online Language Educator & Tester
		161,549
	> Hong Kong 2.3%
2,500,000	Hong Kong Exchanges and Clearing	70,182
	Hong Kong Equity & Derivatives Market Operator
12,750,000	Lifestyle International	34,312
	Mid to High-end Department Store Operator in Hong Kong & China
700,000	Hong Kong Aircraft Engineering	18,883
	Aircraft Maintenance, Repair, Overhaul Operator
46,000,000	Global Digital Creations (a)	9,971
	Digital Cinema Solution Provider/ Network Operator
		133,348
	> India 2.3%
1,000,000	Housing Development Finance	71,751
	Indian Mortgage Lender
4,450,000	United Phosphorus	39,419
	Off-patent Crop Protection Chemicals
700,000	Asian Paints	19,438
	India's Largest Paint Company
40,705	JSW Steel	1,354
	Flat Steel Producer in India
		131,962
	> Singapore 1.9%
7,000,000	Singapore Exchange	63,987
	Singapore Equity & Derivatives Market Operator
20,000,000	ComfortDelGro	25,164
	Taxi & Mass Transit Service
10,000,000	OLAM	19,658
	Agriculture Supply Chain Manager
		108,809
	> Taiwan 1.4%
7,004,722	Everlight Electronics	25,486
	Led Packager
1,995,826	Formosa International Hotels	17,906
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,501,588	Wah Lee Industrial	14,273
	Distributor of Chemicals, Materials & Equipment
1,500,000	GeoVision	13,729
	Taiwan PC-based Video Surveillance Player
4,145,000	Advantech	9,400
	Embedded Computers
		80,794

Number of Shares		Value (000)
	> Indonesia 0.4%
15,000,000	Perusahaan Gas Negara	$24,288
	Gas Pipeline Operator
		24,288
Asia: Total		1,704,479
Other Countries 11.0%
	> Australia 3.2%
850,000	Australian Stock Exchange	44,944
	Australian Equity & Derivatives Market Operator
2,000,000	Jubilee Mines	39,750
	Nickel Mining in Australia
3,000,000	Billabong International	38,982
	Action Sports Apparel Brand Manager
5,843,650	Sino Gold (a)	35,364
	Gold Mining in The People's Republic of China
475,000	Perpetual Trustees	27,661
	Mutual Fund Management
		186,701
	> United States 3.0%
725,000	Atwood Oceanics (a)	72,674
	Offshore Drilling Contractor
758,000	FMC Technologies (a)	42,979
	Oil & Gas Wellhead Manufacturer
565,000	Dresser-Rand Group (a)	22,063
	Largest Manufacturer of Compressors
600,000	BioMarin (a)	21,240
	Biotech Focused on Orphan Diseases
450,000	Tesco (a)	12,901
	Developing New Well Drilling Technologies
1,135,000	Decode Genetics (a)	4,177
	Drugs for Heart Attack, Asthma & Vascular Disease
		176,034
	> South Africa 2.6%
1,440,000	Impala Platinum Holdings	49,678
	Platinum Group Metals Mining & Refining
4,299,000	Uranium On (a)	38,462
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,560,000	Naspers	36,721
	Media & Education in Africa & other Emerging Markets
7,600,000	Mr. Price	24,444
	South African Retailer of Apparel, Household Goods & Sporting Goods
		149,305
	> Canada 1.8%
1,860,000	ShawCor	66,602
	Oil & Gas Pipeline Products
1,333,000	RONA (a)	23,028
	Leading Canadian Do-it-yourself Retailer
850,000	Ivanhoe Mines (a)	9,301
	Copper Mine Project in Mongolia

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Canada—continued
127,100	CCL	$4,972
	Leading Global Label Manufacturer
		103,903
	> New Zealand 0.4%
5,932,812	Sky City Entertainment	21,002
	Casino/Entertainment Complex
		21,002
Other Countries: Total		636,945
Latin America 5.4%
	> Brazil 3.5%
4,300,000	Suzano	69,650
	Brazilian Pulp & Paper Producer
2,000,000	Bovespa (a)	38,539
	Brazil Equity & Derivative Exchange
3,000,000	Localiza Rent A Car	31,545
	Car Rental
800,000	Porto Seguro	29,365
	Auto & Life Insurance
1,500,000	Natura Cosmeticos	14,195
	Direct Retailer of Cosmetics
1,010,100	BM&F (a)	14,187
	Brazilian Derivatives Exchange
520,800	Redecard	8,338
	Credit/Debit Card Acquirer/Processor
		205,819
	> Mexico 1.4%
500,000	Grupo Aeroportuario del Surest	30,610
	Cancun & Cozumel Airport Operator
7,000,000	Urbi Desarrollos Urbanos (a)	24,179
	Affordable Housing Builder
4,000,000	Megacable (a)	13,582
	Mexican Cable & Internet Operator
6,000,000	Financiera Independencia (a)	10,302
	Mexican Micro-finance Lender
		78,673
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	28,280
	Producer of Specialty Fertilizers, Lithium & Iodine
		28,280
Latin America: Total		312,772
Total Equities: 95.2% (Cost: $3,666,829)		5,519,799

Principal Amount (000)		Value (000)
Short-Term Obligations 5.4%
$30,400	United Parcel Service (c) 4.22% Due 1/16/08	$30,346
30,300	IBM International Group (c) 4.39% Due 1/02/08	30,296
29,000	Emerson Electric (c) 4.20% Due 1/02/08	28,997
29,000	General Electric Capital 4.15% Due 1/04/08	28,990
28,600	Toyota Motor Credit 4.15% Due 1/03/08	28,593
28,100	Hershey Foods (c) 4.22% Due 1/02/08	28,097
27,900	Nestle Capital (c) 4.24% Due 1/08/08	27,877
27,700	Chevron Funding 4.21% Due 1/02/08	27,697
79,722	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by U.S. Government Agency Obligations with various maturities to 5/28/18, market value $81,329 (repurchase proceeds $79,735)	79,722
	(Amortized Cost: $310,615)	310,615
Total Investments: 100.6% (Cost: $3,977,444)(d)(e)		5,830,414
Cash and Other Assets Less Liabilities: (0.6)%		(32,086)
Total Net Assets: 100%		$5,798,328

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
AIN Pharmaciez	643,000	-	-	643,000	$9,329	$91
FullCast	-	14,000	-	14,000	8,192	226
Kongsberg Automotive	2,065,000	709,800	-	2,774,800	20,388	386
Unit 4 Agresso	1,150,000	235,000	-	1,385,000	39,345	1,194
Van Houtte*	950,000	-	950,000	-	-	245
TOTAL OF AFFILIATED TRANSACTIONS	4,808,000	958,800	950,000	4,816,800	$77,254	$2,142

*  At December 31, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $89,822 and $77,254 respectively. Investments in affiliate companies represented 1.33% of total net assets at December 31, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $145,613, which represented 2.5% of net assets.

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $3,979,936 and net unrealized appreciation was $1,850,478 consisting of gross unrealized appreciation of $2,094,574 and gross unrealized depreciation of $244,096.

(e)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,872,108	32.3%
Japanese Yen	759,282	13.1
US Dollar	695,355	12.0
Hong Kong Dollar	411,256	7.1
Swiss Franc	315,133	5.4
British Pound	290,960	5.0
Other currencies less than 5% of total net assets	1,486,320	25.7
	$5,830,414	100.6%

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2007, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$432,819	7.5%
Other Industrial Services	413,441	7.1
Machinery	276,397	4.8
Conglomerates	203,890	3.5
Electrical Components	144,299	2.5
Outsourcing Services	132,424	2.3
Construction	102,788	1.8
Steel	33,052	0.6
Industrial Distribution	25,878	0.4
	1,764,988	30.5
> Consumer Goods & Services
Other Consumer Services	197,728	3.4
Retail	131,895	2.2
Casinos & Gaming	115,422	2.0
Food & Beverage	105,300	1.8
Other Durable Goods	89,715	1.5
Consumer Goods Distribution	66,384	1.1
Apparel	54,229	1.0
Travel	53,579	0.9
Other Entertainment	50,576	0.9
Nondurables	38,495	0.7
Consumer Electronics	38,411	0.7
Leisure Products	38,333	0.7
Furniture & Textiles	20,083	0.3
	1,000,150	17.2
> Information
Financial Processors	158,842	2.7
Computer Hardware & Related Equipment	128,655	2.2
Satellite Broadcasting & Services	78,666	1.4
Business Information & Marketing Services	76,516	1.3
Internet Related	75,225	1.3
CATV	74,287	1.3
Semiconductors & Related Equipment	59,954	1.0
Publishing	46,964	0.8
Business Software	39,345	0.7
TV Broadcasting	36,721	0.6
Computer Services	32,692	0.6
Instrumentation	15,998	0.3
Advertising	14,413	0.3
Electronics Distribution	14,273	0.2
	852,551	14.7

	Value (000)	Percent
> Energy & Minerals
Oil Services	$409,814	7.1%
Mining	196,318	3.4
Oil Refining, Marketing & Distribution	86,819	1.5
Agricultural Commodities	69,650	1.2
Oil & Gas Producers	23,199	0.4
	785,800	13.6
> Finance
Brokerage & Money Management	146,821	2.5
Banks	76,633	1.3
Savings & Loans	71,751	1.3
Insurance	52,860	0.9
Closed End Funds	35,507	0.6
Finance Companies	21,478	0.4
Credit Cards	8,338	0.1
	413,388	7.1
> Other Industries
Transportation	292,702	5.1
Real Estate	75,021	1.3
Regulated Utilities	25,138	0.4
	392,861	6.8
> Health Care
Medical Equipment & Devices	130,417	2.2
Health Care Services	84,957	1.5
Pharmaceuticals	50,975	0.9
Biotechnology & Drug Delivery	25,417	0.4
Medical Supplies	18,295	0.3
	310,061	5.3
Total Equities:	5,519,799	95.2
Short-Term Obligations:	310,615	5.4
Total Investments:	5,830,414	100.6
Cash and Other Assets Less Liabilities:	(32,086)	(0.6)
Net Assets:	$5,798,328	100.0%

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Information
AMIS Holdings	762,300	900,000
Blackbaud	386,406	525,000
Ciena	85,000	125,000
Cogent Communications	0	223,100
Global Payments	393,280	468,280
Informatica	370,000	570,000
IPG Photonics	192,906	425,000
Netgear	97,300	190,000
Plexus	0	115,000
Scientific Games	0	100,000
SRA International	95,000	205,000
Varian	0	45,000
Viad	0	100,000
Consumer Goods & Services
Herman Miller	0	175,000
Thor Industries	80,000	180,000
True Religion Apparel	885,200	950,313
Winnebago	0	150,000
Industrial Goods & Services
Albany International	0	90,000
American Reprographics	196,000	396,000
Donaldson	319,800	394,800
G&K Services	89,000	179,000
Texas Industries	0	50,000
TrueBlue	0	350,000
Vulcan Materials	0	23,589
Health Care
Alexion Pharmaceuticals	0	40,000
Cephalon	50,000	145,000
Illumina	55,000	85,000
Orthofix International	0	111,360
PSS World Medical	470,000	660,000
Energy & Minerals
Carrizo Oil & Gas	245,000	311,193
Finance
Associated Banc-Corp	98,600	213,600
H & E Equipment Services	0	175,000
Lakeland Financial	164,388	289,698
Marlin Business Services	0	100,000
MB Financial	105,000	205,000
Old Second Bancorp	135,000	220,000
Valley National Bancorp	0	108,300
Other Industries
Rush Enterprises	0	177,353

	Number of Shares
	09/30/07	12/31/07
Sales
Information
Ceridian	350,000	0
Discovery Holding	240,000	0
Windstream	240,000	0
Consumer Goods & Services
Scotts Miracle-Gro	531,400	266,000
Industrial Goods & Services
Florida Rock	204,050	0
Genlyte Group	500,000	0
Goodman Global	272,000	0
Labor Ready	350,000	0
Health Care
Edwards Lifesciences	577,400	115,405
LCA-Vision	210,000	0
Medarex	400,000	320,000
Medicis Pharmaceutical	305,000	180,000
Medicure	3,690,300	2,824,700
MGI Pharma	270,000	0
Myriad Genetics	125,000	100,000
Vital Signs	105,000	50,000
Energy & Minerals
Atwood Oceanics	367,000	330,000
Finance
Greene County Bancshares	145,000	130,000
TCF Financial	179,500	149,800
Thomas Weisel Partners Group	189,523	110,923
United America Indemnity	91,000	0
Other Industries
Northeast Utilities	97,500	0

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 99.1%
Information 33.9%
	> Business Software 6.6%
340,700	Micros Systems (a)	$23,904
	Information Systems for Restaurants & Hotels
779,900	Avid Technology (a)	22,102
	Digital Nonlinear Editing Software & Systems
525,000	Blackbaud	14,721
	Software & Services for Non-profits
2,100,000	Novell (a)	14,427
	Directory, Operating System & Identity Management Software
570,000	Informatica (a)	10,271
	Enterprise Data Integration Software
215,100	ANSYS (a)	8,918
	Simulation Software for Engineers & Designers
230,400	Concur Technologies (a)	8,343
	Web Enabled Cost & Expense Management Software
		102,686
	> Instrumentation 4.3%
860,000	Flir Systems (a)	26,918
	Infrared Cameras
140,000	Mettler Toledo (a)	15,932
	Laboratory Equipment
368,000	Trimble Navigation (a)	11,128
	GPS-based Instruments
425,000	IPG Photonics (a)	8,496
	Fiber Lasers
45,000	Varian (a)	2,938
	Analytical Instruments
60,000	FARO Technologies (a)	1,631
	Precision Measurement Equipment
		67,043
	> Mobile Communications 4.1%
1,005,000	Crown Castle International (a)	41,808
	Communications Towers
506,000	American Tower (a)	21,556
	Communications Towers in USA & Mexico
88,000	Globalstar (a)	704
	Satellite Mobile Voice & Data Carrier
		64,068
	> Computer Hardware & Related Equipment 4.1%
505,000	II-VI (a)	15,428
	Laser Components
433,581	Nice Systems (Israel) (a)	14,881
	Audio & Video Recording Solutions
295,600	Amphenol	13,707
	Electronic Connectors
160,000	Belden CDT	7,120
	Specialty Cable
190,000	Netgear (a)	6,777
	Networking Products for Small Business & Home
99,000	Zebra Technologies (a)	3,435
	Bar Code Printers

Number of Shares		Value (000)
65,000	Intermec (a)	$1,320
	Bar Code & Wireless LAN Systems
26,000	Rogers (a)	1,128
	PCB Laminates & High-performance Foams
		63,796
	> Semiconductors & Related Equipment 3.7%
710,000	Microsemi (a)	15,719
	Analog/Mixed-signal Semiconductors
1,298,490	Integrated Device Technology (a)	14,686
	Communications Semiconductors
900,000	AMIS Holdings (a)	9,018
	Mixed-signal Semiconductors
190,000	Littelfuse (a)	6,262
	Little Fuses
725,000	Entegris (a)	6,257
	Semiconductor Wafer Shipping & Handling Products
189,296	Supertex (a)	5,923
	Mixed-signal Semiconductors
		57,865
	> Telecommunications Equipment 2.3%
2,688,200	Tellabs (a)	17,581
	Telecommunications Equipment
525,000	Polycom (a)	14,584
	Video Conferencing Equipment
125,000	Ciena (a)	4,264
	Optical Transport & Broadband Access Equipment
		36,429
	> Telephone Services 2.3%
1,486,000	Time Warner Telecom (a)	30,151
	Fiber Optic Telephone/Data Services
223,100	Cogent Communications (a)	5,290
	Internet Data Pipelines
		35,441
	> Internet Related 1.9%
650,000	TheStreet.com	10,348
	Financial Information Website Publisher
460,000	ValueClick (a)	10,074
	Internet Advertising
980,000	CNET Networks (a)	8,957
	Internet Advertising on Niche Websites
		29,379
	> Financial Processors 1.4%
468,280	Global Payments	21,784
	Credit Card Processor
		21,784
	> Computer Services 1.1%
205,000	SRA International (a)	6,037
	Government IT Services
1,005,500	AnswerThink	4,867
	IT Integration & Best Practice Research
786,000	RCM Technologies (a)(b)	4,622
	Technology & Engineering Services
235,000	iGate (a)	1,990
	IT & Business Process Outsourcing Services
		17,516

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> TV Broadcasting 0.5%
1,125,000	Entravision Communications (a)	$8,809
	Spanish Language TV, Radio & Outdoor
		8,809
	> Television Programming 0.4%
750,000	Lions Gate Entertainment (a)	7,065
	Film & TV Studio
		7,065
	> Radio 0.4%
511,100	Salem Communications	3,368
	Radio Stations for Religious Programming
300,000	Saga Communications (a)	1,767
	Radio Stations in Small- & Mid-sized Cities
705,500	Spanish Broadcasting System (a)	1,305
	Spanish Language Radio Stations
		6,440
	> Gaming Equipment & Services 0.3%
100,000	Scientific Games (a)	3,325
	Lottery Services Provider
98,500	Shuffle Master (a)	1,181
	Card Shufflers & Casino Games
		4,506
	> Business Information & Marketing Services 0.3%
100,000	Viad	3,158
	Trade Show Services, Travel & Tours
98,300	Navigant Consulting (a)	1,344
	Financial Consulting Firm
		4,502
	> Contract Manufacturing 0.2%
115,000	Plexus (a)	3,020
	Electronic Manufacturing Services
		3,020
Information: Total		530,349
Consumer Goods & Services 18.1%
	> Retail 4.7%
398,000	Abercrombie & Fitch	31,828
	Teen Apparel Retailer
540,000	Urban Outfitters (a)	14,720
	Apparel & Home Specialty Retailer
175,000	J Crew Group (a)	8,437
	Multi-channel Branded Retailer
224,500	AnnTaylor Stores (a)	5,738
	Women's Apparel Retailer
486,250	Christopher & Banks	5,568
	Women's Apparel Retailer
418,000	Chico's FAS (a)	3,775
	Women's Specialty Retailer
95,000	Genesco (a)	3,591
	Multi-concept Branded Footwear Retailer
3,800	Lululemon Athletica (a)	180
	Premium Active Apparel Retailer
		73,837
	> Apparel 2.8%
950,313	True Religion Apparel (a)	20,289
	Premium Denim

Number of Shares		Value (000)
634,200	Oxford Industries	$16,343
	Branded & Private Label Apparel
222,200	Coach (a)	6,795
	Designer & Retailer of Branded Leather Accessories
		43,427
	> Other Consumer Services 2.8%
366,000	ITT Educational Services (a)	31,209
	Post-secondary Degree Services
310,000	Universal Technical Institute (a)	5,270
	Vocational Training
149,000	NutriSystem (a)	4,020
	Weight Loss Programs
60,000	Weight Watchers International	2,711
	Weight Loss Programs
		43,210
	> Other Durable Goods 1.9%
2,078,300	Champion Enterprises (a)	19,578
	Manufactured Homes
287,900	Cavco Industries (a)	9,742
	Higher End Manufactured Homes
		29,320
	> Leisure Products 1.8%
301,300	International Speedway	12,408
	Largest Motorsports Racetrack Owner & Operator
180,000	Thor Industries	6,842
	RV & Bus Manufacturer
195,500	Speedway Motorsports	6,076
	Motorsports Racetrack Owner & Operator
150,000	Winnebago	3,153
	Premier Motorhome Maker
		28,479
	> Restaurants 0.8%
337,500	Sonic (a)	7,391
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	5,240
	Casual Dining Restaurant
		12,631
	> Nondurables 0.8%
266,000	Scotts Miracle-Gro	9,954
	Consumer Lawn & Garden Products
108,000	Jarden (a)	2,550
	Branded Household Products
		12,504
	> Furniture & Textiles 0.8%
400,000	Knoll	6,572
	Office Furniture
175,000	Herman Miller	5,668
	Office Furniture
		12,240
	> Casinos & Gaming 0.7%
455,000	Pinnacle Entertainment (a)	10,720
	Regional Casino Operator
		10,720

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.7%
523,500	Pool	$10,381
	Distributor of Swimming Pool Supplies & Equipment
		10,381
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	3,986
	Alternative Beverages
		3,986
	> Travel 0.1%
45,000	Vail Resorts (a)	2,421
	Ski Resort Operator & Developer
		2,421
Consumer Goods & Services: Total		283,156
Industrial Goods & Services 12.9%
	> Machinery 8.3%
697,500	Ametek	32,671
	Aerospace/Industrial Instruments
650,300	ESCO Technologies (a)	25,973
	Automatic Electric Meter Readers
673,600	Pentair	23,448
	Pumps & Water Treatment
373,600	Nordson	21,654
	Dispensing Systems for Adhesives & Coatings
394,800	Donaldson	18,311
	Industrial Air Filtration
71,800	Toro	3,909
	Turf Maintenance Equipment
50,000	Kaydon	2,727
	Specialized Friction & Motion Control Products
21,823	MOOG (a)	999
	Motion Control Products for Aerospace, Defense & Industrial Markets
		129,692
	> Other Industrial Services 1.6%
415,000	American Commercial Lines (a)	6,740
	Operator/Builder of Inland Barges
179,000	G&K Services	6,716
	Uniform Rental
396,000	American Reprographics (a)	6,526
	Document Management & Logistics
350,000	TrueBlue (a)	5,068
	Temporary Manual Labor
		25,050
	> Outsourcing Services 0.9%
350,000	Quanta Services (a)	9,184
	Electrical & Telecom Construction Services
175,000	Administaff	4,949
	Professional Employer Organization
		14,133
	> Construction 0.6%
50,000	Texas Industries	3,505
	Aggregates, Cement & Concrete
100,000	Simpson Manufacturing	2,659
	Wall Joint Maker

Number of Shares		Value (000)
23,589	Vulcan Materials	$1,865
	Aggregates, Concrete & Asphalt
140,000	M/I Homes	1,470
	Home Builder
		9,499
	> Waste Management 0.5%
280,875	Waste Connections (a)	8,679
	Solid Waste Management
		8,679
	> Industrial Materials & Specialty Chemicals 0.5%
155,000	Drew Industries (a)	4,247
	RV & Manufactured Home Components
90,000	Albany International	3,339
	Paper Machine Clothing & Advanced Textiles
		7,586
	> Industrial Distribution 0.5%
225,000	Interline Brands (a)	4,930
	Industrial Distribution
70,000	Watsco	2,573
	HVAC Distribution
		7,503
Industrial Goods & Services: Total		202,142
Health Care 11.6%
	> Biotechnology & Drug Delivery 5.1%
700,000	BioMarin (a)	24,780
	Biotech Focused on Orphan Diseases
885,000	PDL BioPharma (a)	15,505
	Proprietary Monoclonal Antibodies
421,400	Seattle Genetics (a)	4,804
	Antibody-based Therapies for Cancer
100,000	Myriad Genetics (a)	4,642
	Drugs/Diagnostics Hybrid
545,000	Array Biopharma (a)	4,589
	Drugs for Cancer & Inflammatory Diseases
1,135,000	Decode Genetics (a)	4,177
	Drugs for Heart Attack, Asthma & Vascular Disease
580,000	Nektar Therapeutics (a)	3,892
	Drug Delivery Technologies
320,000	Medarex (a)	3,334
	Humanized Antibodies
401,000	Arena Pharmaceuticals (a)	3,140
	Novel Drug Targeting Technology
40,000	Alexion Pharmaceuticals (a)	3,001
	Biotech Focused on Orphan Diseases
2,824,700	Medicure (a)	2,825
738,060	Medicure - Warrants (a)(c)	295
	Cardiovascular Biotech Company
400,000	Neurogen (a)	1,380
	Development-stage Biotech Focused on Neurology
220,000	Pharmacopeia (a)	1,049
	Biotech Company with Broad Early-stage Pipeline

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
500,000	IsoRay (a)	$990
100,000	IsoRay - Warrants (a)(c)	5
	Radiology Cancer Company
273,500	Nuvelo (a)	501
	Development-stage Biotech Focused on Cardiovascular/Cancer
57,499	La Jolla Pharmaceutical (a)	225
	Lupus Treatment
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	98
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c)	50
	High Throughput Rational Drug Design
18,181	Metabolex, Series F (a)(c)	30
	Diabetes Drug Development
		79,312
	> Health Care Services 2.0%
660,000	PSS World Medical (a)	12,916
	Medical Supplies
291,800	Lincare Holdings (a)	10,260
	Home Health Care Services
137,000	Charles River Laboratories (a)	9,014
	Pharmaceutical Research
		32,190
	> Pharmaceuticals 1.6%
145,000	Cephalon (a)	10,405
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
180,000	Medicis Pharmaceutical	4,674
	Specialty Pharmaceuticals for Dermatology
1,040,000	QLT (a)	4,597
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
300,000	Collagenex Pharmaceuticals (a)	2,865
	Specialty Pharmaceuticals for Dermatology
505,000	Barrier Therapeutics (a)	1,990
	Specialty Pharmaceuticals for Dermatology
		24,531
	> Medical Supplies 1.5%
158,300	Techne (a)	10,456
	Cytokines, Antibodies & other Reagents for Life Science
270,700	ICU Medical (a)	9,748
	Intravenous Therapy Products
200,000	QIAGEN (Netherlands) (a)	4,210
	Life Science Company; DNA/RNA Purification
		24,414
	> Medical Equipment & Devices 1.4%
111,360	Orthofix International (a)	6,456
	Bone Fixation & Stimulation Devices
115,405	Edwards Lifesciences (a)	5,307
	Heart Valves
85,000	Illumina (a)	5,037
	Leading Tools & Service Provider for Genetic Analysis
50,000	Vital Signs	2,556
	Anesthesia, Respiratory & Sleep Products

Number of Shares		Value (000)
94,171	Advanced Medical Optics (a)	$2,310
	Medical Devices for Eye Care
		21,666
Health Care: Total		182,113
Energy & Minerals 11.2%
	> Oil Services 6.3%
803,400	FMC Technologies (a)	45,553
	Oil & Gas Wellhead Manufacturer
330,000	Atwood Oceanics (a)	33,079
	Offshore Drilling Contractor
115,375	Exterran Holdings (a)	9,438
	Natural Gas Compressor Rental & Fabrication
241,000	Tetra Technologies (a)	3,752
	U.S. Based Service Company with Life of Field Approach
129,000	Tesco (a)	3,698
	Developing New Well Drilling Technologies
59,800	CARBO Ceramics	2,225
	Natural Gas Well Stimulants
		97,745
	> Oil & Gas Producers 4.1%
525,000	Quicksilver Resources (a)	31,285
	Natural Gas & Coal Seam Gas Producer
311,193	Carrizo Oil & Gas (a)	17,038
	Explores for Natural Gas & Crude Oil
138,400	Southwestern Energy (a)	7,711
	Oil & Gas Producer
111,200	Equitable Resources	5,925
	Natural Gas Producer & Utility
450,000	Vaalco Energy (a)	2,092
	Oil & Gas Producer
		64,051
	> Other Resources 0.7%
218,000	Layne Christensen (a)	10,728
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		10,728
	> Oil Refining, Marketing & Distribution 0.1%
50,250	Oneok	2,250
	Natural Gas Distribution, Pipeline Processing & Trading
		2,250
Energy & Minerals: Total		174,774
Finance 9.4%
	> Banks 3.4%
212,756	Chittenden	7,578
	New England Bank
205,000	MB Financial	6,320
	Chicago Bank
289,698	Lakeland Financial	6,055
	Indiana Bank
220,000	Old Second Bancorp	5,894
	Illinois Bank

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Banks—continued
213,600	Associated Banc-Corp	$5,786
	Midwest Bank
280,777	Glacier Bancorp	5,262
	Mountain States Bank
408,000	Pacific Continental	5,084
	Niche Pacific N.W. Bank
215,000	First Busey	4,270
	Illinois Bank
149,800	TCF Financial	2,686
	Great Lakes Bank
130,000	Greene County Bancshares	2,496
	Tennessee Bank
108,300	Valley National Bancorp	2,064
	New Jersey/New York Bank
15,000	West Bancorporation	196
	Des Moines Commercial Bank
		53,691
	> Insurance 2.7%
714,500	HCC Insurance Holdings	20,492
	Specialty Insurance
14,000	Markel (a)	6,875
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	4,132
	Specialty Insurance
75,000	Endurance Specialty Holdings	3,130
	Commercial Lines Insurance/Reinsurance
87,000	Delphi Financial Group	3,069
	Group Employee Benefit Products & Services
166,593	Eastern Insurance Holdings	2,742
	Workers Comp. & Specialty Insurance
200,000	Meadowbrook Insurance Group (a)	1,882
	Specialty Insurance Products & Services
		42,322
	> Finance Companies 2.5%
1,136,500	AmeriCredit (a)	14,536
	Auto Lending
482,900	World Acceptance (a)	13,029
	Personal Loans
130,000	McGrath Rentcorp	3,347
	Temporary Space & IT Rentals
175,000	H & E Equipment Services (a)	3,304
	Heavy Equipment Leasing
140,000	Aaron Rents	2,694
	Rent-to-own
100,000	Marlin Business Services (a)	1,206
	Small Equipment Leasing
66,953	Electro Rent	994
	Test & Measurement Rentals
		39,110
	> Brokerage & Money Management 0.4%
150,000	SEI Investments	4,825
	Mutual Fund Administration & Investment Management
110,923	Thomas Weisel Partners Group (a)	1,523
	Boutique Bay Area Investment Bank
		6,348

Number of Shares or Principal Amount (000)		Value (000)
	> Savings & Loans 0.4%
258,000	People's United	$4,592
	Connecticut Savings & Loan
46,200	Anchor Bancorp Wisconsin	1,087
	Wisconsin Thrift
		5,679
Finance: Total		147,150
Other Industries 2.0%
	> Real Estate 1.3%
560,000	DiamondRock Hospitality	8,389
	Hotel Owner
100,000	Digital Realty Trust	3,837
	Technology-focused Office Buildings
77,500	Gaylord Entertainment (a)	3,136
	Convention Hotels
90,000	American Campus Communities	2,416
	Student Housing
150,000	Kite Realty Group	2,291
	Community Shopping Centers
		20,069
	> Transportation 0.7%
524,720	Heartland Express	7,441
	Regional Trucker
177,353	Rush Enterprises (a)	3,224
	Truck Distribution
		10,665
Other Industries: Total		30,734
Total Equities: 99.1% (Cost: $1,208,449)		1,550,418
Short-Term Obligations 2.2%
$8,100	Toyota Motor Credit 4.18% Due 1/02/08	8,099
25,801	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 2/06/17, market value $26,322 (repurchase proceeds $25,805)	25,801
	(Amortized Cost: $33,900)	33,900
Total Investments: 101.3% (Cost: $1,242,349)(d)		1,584,318
Cash and Other Assets Less Liabilities: (1.3)%		(20,376)
Total Net Assets: 100%		$1,563,942

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$4,622	$-

  The aggregate cost and value of these companies at December 31, 2007, was $5,636 and $4,622 respectively. Investments in affiliate companies represented 0.30% of total net assets at December 31, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $478 which represented 0.03% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Pharmaceuticals, Series A-1 Pfd.	9/5/01	37,500	$1,500	$98
Locus Pharmaceuticals, Series B-1 Pfd.	2/8/07	19,329	56	50
Metabolex, Series F	5/11/00	18,181	2,000	30
IsoRay - Warrants	3/21/07	100,000	-	5
Medicure - Warrants	12/22/06	738,060	-	295
			$3,556	$478

(d)  At December 31, 2007, for federal income tax purposes cost of investments was $1,242,593 and net unrealized appreciation was $341,725 consisting of gross unrealized appreciation of $494,581 and gross unrealized depreciation of $152,856.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Europe
> Netherlands
Fugro	143,500	170,000
QIAGEN	135,000	170,000
> United Kingdom
Informa Group	370,000	470,000
Intertek Testing	135,000	310,000
> Ireland
United Drug	959,600	1,100,000
> Sweden
Hexagon	360,000	390,000
Securitas Systems	857,000	1,030,000
> France
SES Global	343,000	370,000
Asia
> Japan
Hoya	188,000	215,000
Ibiden	70,000	75,000
> China
China Shipping Development	1,250,000	1,795,000
Jiangsu Expressway	2,500,000	5,500,000
Lenovo Group	7,300,000	8,600,000
VisionChina Media	0	53,000
Other Countries
> United States
Diamond Offshore	55,000	60,000
> South Africa
Impala Platinum Holdings	203,000	215,000
Uranium One	0	400,000
> Canada
Petro Rubiales Energy-Warrants	0	343,200
> Australia
Sino Gold	303,259	1,256,000
Latin America
> Brazil
BM&F	0	101,000
Bovespa	0	140,400

	Number of Shares
	09/30/07	12/31/07
Sales
Europe
> Netherlands
USG People	29,000	0
> Switzerland
Geberit	20,500	0
Nobel Biocare Holding	23,000	10,000
> Ireland
CRH	132,037	75,000
> Germany
Deutsche Boerse	19,500	15,000
Asia
> Japan
Nintendo	20,000	16,500
Park24	350,000	0
Ushio	76,500	0
> Hong Kong
Hong Kong Exchanges and Clearing	299,000	215,000
Other Countries
> Canada
Potash Corp. of Saskatchewan	90,000	59,400

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 91.5%
Europe 47.3%
	> Netherlands 9.6%
170,000	Fugro	$13,031
	Oilfield Services
170,000	QIAGEN (a)	3,651
	Life Science Company; DNA/RNA Purification
142,000	Aalberts Industries	2,799
	Flow Control & Heat Treatment
87,000	SBM Offshore	2,729
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
76,700	OPG Groep	2,119
	Health Care Supplies & Pharmacies
23,100	Boskalis Westminster	1,403
	Dredging & Maritime Contractor
74,000	Wavin	979
	Largest European Plastic Pipe Systems Company
		26,711
	> Switzerland 7.0%
75,000	Kuehne & Nagel	7,150
	Freight Forwarding/Logistics
45,000	Synthes	5,562
	Products for Orthopedic Surgery
10,000	Nobel Biocare Holding	2,645
	Dental Implants & Ceramic Crowns
7,500	Swatch Group	2,249
	Watch & Electronics Manufacturer
26,000	Schindler	1,662
	Elevator Manufacturer & Service Provider
		19,268
	> United Kingdom 6.4%
650,000	Smith & Nephew	7,473
	Medical Equipment & Supplies
310,000	Intertek Testing	6,078
	Testing, Inspection, Certification Services
470,000	Informa Group	4,299
	Global Publisher & Event Organizer
		17,850
	> Ireland 4.9%
1,100,000	United Drug	6,343
	Irish Pharmaceutical Wholesaler & Outsourcer
205,000	IAWS Group	4,538
	Baked Goods
75,000	CRH	2,604
	Global Building Materials
		13,485
	> Sweden 4.2%
390,000	Hexagon	8,042
	Measurement Equipment & Polymers
1,030,000	Securitas Systems	3,634
	Commercial Security Installation & Service
		11,676

Number of Shares		Value (000)
	> France 3.5%
370,000	SES Global	$9,702
	Satellite Broadcasting Services
		9,702
	> Germany 3.3%
40,000	Wincor Nixdorf	3,769
	Retail POS Systems & ATM Machines
15,000	Deutsche Boerse	2,961
	Trading, Clearing, Settlement Services for Financial Markets
1,250	Porsche	2,519
	Specialty Automobile Manufacturer
		9,249
	> Austria 2.6%
200,000	Zumtobel	7,179
	Lighting Systems
		7,179
	> Greece 2.5%
350,000	Intralot	6,897
	Lottery & Gaming Systems & Services
		6,897
	> Spain 2.0%
55,000	Red Electrica de Espana	3,457
	Spanish Power Grid
110,000	Prisa	2,045
	Leading Spanish-speaking Publisher
		5,502
	> Denmark 1.3%
31,000	Novozymes	3,499
	Industrial Enzymes
		3,499
Europe: Total		131,018
Asia 24.4%
	> Japan 13.2%
16,500	Nintendo	10,018
	Entertainment Software & Hardware
8,500	Jupiter Telecommunications (a)	7,191
	Largest Cable Service Provider in Japan
215,000	Hoya	6,862
	Opto-electrical Components & Eyeglass Lenses
75,000	Ibiden	5,180
	Electronic Parts & Ceramics
600,000	Kansai Paint	4,352
	Paint Producer in Japan, India, China & Southeast Asia
1,800	Kenedix	2,896
	Real Estate Investment Management
		36,499
	> China 6.7%
8,600,000	Lenovo Group	7,604
	Third Largest PC Vendor Globally
5,500,000	Jiangsu Expressway	5,935
	Chinese Toll Road Operator

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
1,795,000	China Shipping Development	$4,681
	China's Dominant Shipper for Oil & Coal
53,000	VisionChina Media (a)	451
	Advertising on Digital Screens in China's Mass Transit System
		18,671
	> Hong Kong 2.2%
215,000	Hong Kong Exchanges and Clearing	6,036
	Hong Kong Equity & Derivatives Market Operator
		6,036
	> Singapore 1.2%
364,000	Singapore Exchange	3,327
	Singapore Equity & Derivatives Market Operator
		3,327
	> South Korea 1.1%
105,200	Sung Kwang Bend	3,019
	A Large Customized Industrial Pipe Fitting Manufacturer
		3,019
Asia: Total		67,552
Other Countries 18.3%
	> South Africa 5.7%
215,000	Impala Platinum Holdings	7,417
	Platinum Group Metals Mining & Refining
198,000	Naspers	4,661
	Media & Education in Africa & other Emerging Markets
400,000	Uranium One (a)	3,578
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		15,656
	> Canada 5.2%
59,400	Potash Corp. of Saskatchewan	8,551
	World's Largest Producer of Potash
2,000,000	Petro Rubiales Energy (Canada) (a)(b)	2,914
828,400	Petro Rubiales Energy - Warrants (Canada) (a)(b)	457
	Oil Production & Exploration in Colombia
137,000	RONA (a)	2,367
	Leading Canadian Do-it-yourself Retailer
		14,289
	> United States 4.7%
60,000	Diamond Offshore	8,520
	Contract Driller
45,500	Atwood Oceanics (a)	4,561
	Offshore Drilling Contractor
		13,081

Number of Shares or Principal Amount (000)		Value (000)
	> Australia 2.7%
1,256,000	Sino Gold (a)	$7,601
	Gold Mining in The People's Republic of China
		7,601
Other Countries: Total		50,627
Latin America 1.5%
	> Brazil 1.5%
140,400	Bovespa (a)	2,705
	Brazil Equity & Derivative Exchange
101,000	BM&F (a)	1,419
	Brazilian Derivatives Exchange
		4,124
Latin America: Total		4,124
Total Equities: 91.5% (Cost: $198,448)		253,321
Short-Term Obligation 4.4%
$12,288	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/16, market value $12,537 (repurchase proceeds $12,290)	12,288
	(Cost: $12,288)	12,288
Total Investments: 95.9% (Cost: $210,736)(c)(d)		265,609
Cash and Other Assets Less Liabilities: (e) 4.1%		11,408
Total Net Assets: 100%		$277,017

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $2,867 which represented 1.04% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petro Rubiales Energy	7/12/07	1,656,800	$1,109	$2,410
Petro Rubiales Energy - Warrants	7/12/07	828,400	236	457
			$1,345	$2,867

(c)  At December 31, 2007, for federal income tax purposes cost of investments was $210,962 and net unrealized appreciation was $54,647 consisting of gross unrealized appreciation of $65,182 and gross unrealized depreciation of $10,535.

(d)  On December 31, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$78,724	28.4%
Japanese Yen	36,499	13.2
US Dollar	34,371	12.4
Hong Kong Dollar	24,256	8.8
Swiss Franc	19,269	7.0
British Pound	17,850	6.4
Other currencies less than 5% of total net assets	54,640	19.7
	$265,609	95.9%

(e)  Included in Cash and Other Assets Less Liabilities is $12,808 of Japanese Yen.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2007, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percent
> Information
Financial Processors	$12,324	4.4%
Computer Hardware & Related Equipment	11,373	4.1
Consumer Software	10,018	3.6
Satellite Broadcasting & Services	9,702	3.5
CATV	7,191	2.6
Semiconductors & Related Equipment	6,862	2.5
Publishing	6,344	2.3
TV Broadcasting	4,661	1.7
Advertising	451	0.2
	68,926	24.9
> Energy & Minerals
Oil Services	30,243	11.0
Mining	27,148	9.8
Oil & Gas Producers	3,371	1.2
	60,762	22.0
> Industrial Goods & Services
Conglomerates	16,021	5.8
Other Industrial Services	14,890	5.4
Industrial Materials & Specialty Chemicals	8,830	3.2
Electrical Components	7,179	2.6
Outsourcing Services	3,634	1.3
Machinery	3,019	1.1
Construction	2,604	0.9
	56,177	20.3

	Value (000)	Percent
> Health Care
Medical Equipment & Devices	$15,680	5.7%
Pharmaceuticals	6,343	2.3
Medical Supplies	3,651	1.3
Health Care Services	2,119	0.7
	27,793	10.0
> Consumer Goods & Services
Casinos & Gaming	6,897	2.5
Other Durable Goods	4,768	1.7
Food & Beverage	4,538	1.6
Retail	2,367	0.9
	18,570	6.7
> Other Industries
Transportation	10,616	3.8
Regulated Utilities	3,457	1.3
Real Estate	2,896	1.0
	16,969	6.1
> Finance
Brokerage & Money Management	4,124	1.5
	4,124	1.5
Total Equities:	253,321	91.5
Short-Term Obligations:	12,288	4.4
Total Investments:	265,609	95.9
Cash and Other Assets Less Liabilities:	11,408	4.1
Net Assets:	$277,017	100.0%

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/07	12/31/07
Additions
Consumer Goods & Services
Chico's FAS	3,100,000	3,500,000
Knoll	0	1,370,000
Information
Cardtronics	0	2,308,000
Globalstar	6,000,000	6,866,316
Novell	6,900,000	7,250,000
Sanmina-SCI	27,500,000	36,700,000
Tellabs	15,000,000	17,000,000
VisionChina Media (China)	0	1,675,000
Energy & Minerals
Tetra Technologies	5,000,000	5,550,000
Uranium One (South Africa)	17,215,800	18,000,000
Finance
Bovespa (Brazil)	0	661,600
Conseco	8,300,000	9,700,000
Janus Capital Group	4,100,000	4,150,000
Industrial Goods & Services
American Commercial Lines	2,450,000	3,000,000
American Reprographics	0	1,000,000

	Number of Shares
	09/30/07	12/31/07
Sales
Information
Canadian Solar	2,700,000	2,400,000
Discovery Holding	3,000,000	2,500,000
Liberty Global, Series A	600,000	0
Liberty Global, Series C	3,000,000	0
Energy & Minerals
Potash Corp. of Saskatchewan (Canada)	1,440,000	1,370,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2007

Number of Shares		Value (000)
		Equities: 94.9%
Consumer Goods & Services 25.6%
	> Retail 11.2%
1,650,000	Abercrombie & Fitch	$131,950
	Teen Apparel Retailer
3,550,000	Safeway	121,446
	Supermarkets
850,000	Costco Wholesale	59,296
	Warehouse Superstores
3,500,000	Chico's FAS (a)	31,605
	Women's Specialty Retailer
		344,297
	> Travel 4.7%
3,550,000	Expedia (a)	112,251
	Online Travel Services Company
2,000,000	Hertz (a)	31,780
	Largest U.S. Rental Car Operator
		144,031
	> Other Consumer Services 4.4%
1,300,000	ITT Educational Services (a)	110,851
	Post-secondary Degree Services
1,500,000	Universal Technical Institute (a)(b)	25,500
	Vocational Training
		136,351
	> Leisure Products 2.2%
800,000	Harley-Davidson	37,368
	Motorcycles & Related Merchandise
750,000	International Speedway	30,885
	Largest Motorsports Racetrack Owner & Operator
		68,253
	> Furniture & Textiles 1.6%
850,000	Herman Miller	27,532
	Office Furniture
1,370,000	Knoll	22,509
	Office Furniture
		50,041
	> Apparel 1.5%
1,550,000	Coach (a)	47,399
	Designer & Retailer of Branded Leather Accessories
		47,399
Consumer Goods & Services: Total		790,372
Information 23.1%
	> Mobile Communications 4.9%
2,300,000	American Tower (a)	97,980
	Communications Towers in USA & Mexico
6,866,316	Globalstar (a)(b)	54,931
	Satellite Mobile Voice & Data Carrier
		152,911
	> Business Software 3.8%
2,350,000	Avid Technology (a)(b)	66,599
	Digital Nonlinear Editing Software & Systems

Number of Shares		Value (000)
7,250,000	Novell (a)	$49,807
	Directory, Operating System & Identity Management Software
		116,406
	> Telecommunications Equipment 3.6%
17,000,000	Tellabs (a)	111,180
	Telecommunications Equipment
		111,180
	> Internet Related 3.0%
9,600,000	SkillSoft (a)(b)	91,776
	Web-based Learning Solutions (E-Learning)
		91,776
	> Semiconductors & Related Equipment 2.2%
2,400,000	Canadian Solar (a)(b)	67,560
	Solar Cell & Module Manufacturer
		67,560
	> Contract Manufacturing 2.2%
36,700,000	Sanmina-SCI (a)(b)	66,794
	Electronic Manufacturing Services
		66,794
	> CATV 2.0%
2,500,000	Discovery Holding (a)	62,850
	CATV Programming
		62,850
	> Financial Processors 0.7%
2,308,000	Cardtronics (a)(b)	23,334
	Operates the World's Largest Network of ATMs
		23,334
	> Advertising 0.5%
1,675,000	VisionChina Media (China) (a)	14,238
	Advertising on Digital screens in China's Mass Transit System
		14,238
	> Computer Services 0.2%
1,367,000	AnswerThink (a)	6,616
	IT Integration & Best Practice Research
		6,616
Information: Total		713,665
Energy & Minerals 20.8%
	> Mining 11.6%
1,370,000	Potash Corp. of Saskatchewan (Canada)	197,225
	World's Largest Producer of Potash
18,000,000	Uranium One (South Africa) (a)	161,042
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		358,267
	> Oil Services 6.5%
5,550,000	Tetra Technologies (a)(b)	86,413
	U.S. Based Service Company with Life of Field Approach
1,200,000	FMC Technologies (a)	68,040
	Oil & Gas Wellhead Manufacturer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil Services—continued
300,000	Atwood Oceanics (a)	$30,072
	Offshore Drilling Contractor
125,000	Diamond Offshore	17,750
	Contract Driller
		202,275
	> Oil & Gas Producers 2.7%
50,000,000	Petro Rubiales Energy (Canada) (a)(b)(c)	72,726
17,212,500	Petro Rubiales Energy-Warrants (Canada) (a)(b)(c)	9,496
	Oil Production & Exploration in Colombia
		82,222
Energy & Minerals: Total		642,764
Finance 13.6%
	> Insurance 7.1%
9,700,000	Conseco (a)(b)	121,832
	Life, Long-term Care & Medical Supplement Insurance
112,000	Markel (a)	55,003
	Specialty Insurance
2,400,000	Montpelier Re	40,824
	Commercial Lines Insurance/Reinsurance
		217,659
	> Brokerage & Money Management 6.5%
4,150,000	Janus Capital Group	136,327
	Manages Mutual Funds
1,600,000	SEI Investments	51,472
	Mutual Fund Administration & Investment Management
661,600	Bovespa (Brazil) (a)	12,749
	Brazil Equity & Derivative Exchange
		200,548
Finance: Total		418,207
Industrial Goods & Services 9.5%
	> Other Industrial Services 4.2%
1,425,000	Expeditors International of Washington	63,669
	International Freight Forwarder
3,000,000	American Commercial Lines (a)(b)	48,720
	Operator/Builder of Inland Barges
1,000,000	American Reprographics (a)	16,480
	Document Management & Logistics
		128,869
	> Outsourcing Services 2.4%
2,800,000	Quanta Services (a)	73,472
	Electrical & Telecom Construction Services
		73,472
	> Waste Management 1.6%
1,500,000	Waste Management	49,005
	U.S. Garbage Collection & Disposal
		49,005

Number of Shares or Principal Amount (000)		Value (000)
	> Steel 1.3%
2,350,000	Worthington Industries	$42,018
	Steel Processing & Manufactured Metal Products
		42,018
Industrial Goods & Services: Total		293,364
Health Care 1.2%
	> Health Care Services 1.2%
1,000,000	Lincare Holdings (a)	35,160
	Home Health Care Services
		35,160
Health Care: Total		35,160
Other Industries 1.1%
	> Transportation 1.1%
1,250,000	JB Hunt Transport Services	34,437
	Truck & Intermodal Carrier
		34,437
Other Industries: Total		34,437
Total Equities: 94.9% (Cost: $2,194,475)		2,927,969
Short-Term Obligations 5.0%
$15,600	General Electric Capital 4.18% Due 1/08/08	15,587
15,500	Parker-Hannifin (d) 4.45% Due 1/25/08	15,454
15,400	Chevron Funding 4.11% Due 1/04/08	15,395
15,400	Toyota Motor Credit 4.15% Due 1/07/08	15,389
15,300	Emerson Electric (d) 4.18% Due 1/16/08	15,274
15,300	United Parcel Services (d) 3.98% Due 1/17/08	15,273
14,900	Hershey Foods (d) 4.22% Due 1/02/08	14,898
14,900	IBM Corporation (d) 4.24% Due 1/03/08	14,897
31,023	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/16, market value $31,649 (repurchase proceeds $31,028)	31,023
	(Amortized Cost: $153,190)	153,190
Total Investments: 99.9% (Cost: $2,347,665)(e)		3,081,159
Cash and Other Assets Less Liabilities: 0.1%		4,000
Total Net Assets: 100%		$3,085,159

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the twelve months ended December 31, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/07	Value	Dividend
American Commercial Lines	-	3,000,000	-	3,000,000	$48,720	$-
Avid Technology	2,200,000	150,000	-	2,350,000	66,599	-
Canadian Solar	550,000	2,150,000	300,000	2,400,000	67,560	-
Cardtronics	-	2,308,000	-	2,308,000	23,334	-
Conseco	2,000,000	7,700,000	-	9,700,000	121,832	-
Globalstar	1,600,000	5,266,316	-	6,866,316	54,931	-
Petro Rubiales Energy	-	50,000,000	-	50,000,000	72,726	-
Petro Rubiales Energy-Warrants	-	17,212,500	-	17,212,500	9,496	-
Sanmina-SCI	10,330,000	26,370,000	-	36,700,000	66,794	-
SkillSoft	9,600,000	-	-	9,600,000	91,776	-
Tetra Technologies	-	5,550,000	-	5,550,000	86,413	-
Universal Technical Institute	1,350,000	150,000	-	1,500,000	25,500	-
UrAsia Energy (merged into Uranium One)*	30,050,000	2,000,000	32,050,000	-	-	-
TOTAL OF AFFILIATED TRANSACTIONS	57,680,000	121,856,816	32,350,000	147,186,816	$735,681	$-

*  At December 31, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2007, was $820,725 and $735,681 respectively. Investments in affiliate companies represented 23.8% of total net assets at December 31, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the board of trustees. At December 31, 2007, these securities amounted to $82,075 which represented 2.66% of net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petro Rubiales Energy	7/12/07	49,900,000	$37,653	$72,579
Petro Rubiales Energy-Warrants	7/12/07	17,212,500	4,910	9,496
			$42,563	$82,075

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2007, these securities had an aggregate value of $75,796, which represented 2.5% of net assets.

(e)  At December 31, 2007, for federal income tax purposes cost of investments was $2,357,720 and net unrealized appreciation was $723,439 consisting of gross unrealized appreciation of $1,021,303 and gross unrealized depreciation of $297,864.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2007

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 64.9%
6,788,152	Columbia Intermediate Bond Fund, Class Z	$59,600
3,274,079	Columbia U.S. Treasury Index Fund, Class Z	35,720
2,948,910	Columbia Conservative High Yield Fund, Class Z	23,798
Total Bond Funds (Cost: $119,036)		119,118
	> Stock Funds: 34.6%
1,112,902	Columbia Large Cap Enhanced Core Fund, Class Z	15,859
865,633	Columbia Dividend Income Fund, Class Z	12,690
218,964	Columbia Acorn International, Class Z	9,547
321,754	Columbia Acorn Fund, Class Z	9,527
408,455	Columbia Marsico Growth Fund, Class Z	9,517
224,606	Columbia Acorn Select, Class Z	6,381
Total Stock Funds (Cost: $57,066)		63,521
Short-Term Obligation: 0.9%
$1,608	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/07, due 1/02/08 at 3.00%, collateralized by a U.S. Government Agency Obligation, maturing 8/20/12, market value $1,641 (repurchase proceeds $1,608)	1,608
	(Cost: $1,608)	1,608
Total Investments: 100.4% (Cost: $177,710)(a)		184,247
Cash and Other Assets Less Liabilities: (0.4)%		(719)
Total Net Assets: 100%		$183,528

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2007, for federal income tax purposes cost of investments was $178,495 and net unrealized appreciation was $5,752, consisting of gross unrealized appreciation of $7,296 and gross unrealized depreciation of $1,544.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2007	Columbia Acorn Fund		Columbia Acorn International		Columbia Columbia Acorn USA		Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,458,367		$3,887,622		$1,236,713		$210,736		$1,526,940		$1,608
Affiliated investments, at cost (See Note 4)	3,677,369		89,822		5,636		—		820,725		176,102
Unaffiliated investments, at value	$14,902,114		$5,753,160		$1,579,696		$265,609		$2,345,478		$1,608
Affiliated investments, at value (See Note 4)	5,035,542		77,254		4,622		—		735,681		182,639
Cash	—	*	167		123		—	*	748		—	*
Foreign currency (cost: Columbia Acorn Fund $2,383; Columbia Acorn International $8,509; Columbia Acorn International Select $12,598; Columbia Acorn Select $1)	2,407		8,515		—		12,808		1		—
Receivable for:
Investments sold	27,446		9,535		18,538		15		504		—
Fund shares sold	36,632		16,576		809		829		15,277		450
Dividends and interest	9,053		6,478		479		207		502		—	*
Foreign tax reclaims	185		340		—		24		—		—
Trustees' Deferred Compensation Investments	2,966		808		222		—		219		—
Total Assets	20,016,345		5,872,833		1,604,489		279,492		3,098,410		184,697
Liabilities:
Expense reimbursement due to Investment Adviser	—		—		—		—		—		3
Payable for:
Investments purchased	41,848		9,053		3,894		1,793		4,168		672
Fund shares redeemed	31,272		58,644		34,629		251		5,398		275
Management fee	10,955		3,781		1,185		218		2,084		15
Administration fee	648		188		52		9		100		6
12b-1 Service & Distribution fees	2,875		326		134		28		538		77
Reports to shareholders	814		234		92		22		199		40
Deferred Trustees' fees	2,966		808		222		30		219		24
Transfer agent fees	3,183		386		293		23		476		38
Trustees' fees	—	*	—	*	—	*	1		—	*	1
Audit fee	50		51		28		29		28		17
Custody fees	233		470		5		21		18		—
Chief compliance officer expenses	24		7		2		—	*	4		—	*
Deferred foreign capital gains tax payable	—		521		—		—		—		—
Other liabilities	131		36		11		50		19		1
Total Liabilities	94,999		74,505		40,547		2,475		13,251		1,169
Net Assets	$19,921,346		$5,798,328		$1,563,942		$277,017		$3,085,159		$183,528
Composition of Net Assets:
Paid in capital	$12,765,066		$3,854,515		$1,170,442		$216,960		$2,287,904		$176,414
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(7,414)		9,909		(222)		163		(10,038)		167
Accumulated net realized gain	361,714		81,387		51,753		4,807		73,799		410
Net unrealized appreciation on:
Investments	6,801,920		1,852,970		341,969		54,873		733,494		6,537
Foreign capital gains tax	—		(521)		—		—		—		—
Foreign currency translations	60		68		—		214		—	*	—
Net Assets	$19,921,346		$5,798,328		$1,563,942		$277,017		$3,085,159		$183,528
Net asset value per share – Class A (a)	$28.87		$43.42		$27.23		$31.74		$27.89		$12.31
(Net assets/shares)	($4,300,920/148,979)		($622,901/14,345)		($245,085/9,000)		($48,538/1,529)		($1,117,941/40,081)		($53,246/4,325)
Maximum offering price per share – Class A (b)	$30.63		$46.07		$28.89		$33.68		$29.59		$13.06
(Net asset value per share/front- end sales charge)	($28.87/0.9425)		($43.42/0.9425)		($27.23/0.9425)		($31.74/0.9425)		($27.89/0.9425)		($12.31/0.9425)
Net asset value and offering price per share – Class B (a)	$27.39		$42.46		$25.87		$30.50		$26.57		$12.38
(Net assets/shares)	($1,270,292/46,378)		($103,631/2,441)		($53,820/2,080)		($11,941/392)		($199,182/7,496)		($67,709/5,471)
Net asset value and offering price per share – Class C (a)	$27.25		$42.32		$25.77		$30.42		$26.46		$12.37
(Net assets/shares)	($1,312,243/48,162)		($153,416/3,625)		($50,743/1,969)		($13,023/428)		($197,100/7,449)		($26,908/2,175)
Net asset value and offering price per share – Class Z (c)	$29.61		$43.60		$27.97		$32.02		$28.41		$12.26
(Net assets/shares)	($13,037,891/440,350)		($4,918,380/112,805)		($1,214,294/43,419)		($203,515/6,356)		($1,570,936/55,302)		($35,665/2,910)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2007

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Columbia Acorn USA	Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$145,080	$87,367	$12,363	$3,081	$9,206	$—
Dividend income from affiliates (See Note 4)	36,575	2,142	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	7,789
Interest income	56,916	17,028	3,194	586	11,149	40
	238,571	106,537	15,557	3,667	20,355	7,829
Foreign taxes withheld	(2,862)	(6,403)	— *	(174)	(65)	—
Total Investment Income	235,709	100,134	15,557	3,493	20,290	7,829
Expenses:
Management fee	130,904	40,665	14,381	2,123	23,344	184
Administration fee	7,739	2,012	632	85	1,110	70
12b-1 Service and Distribution fees:
Class A	11,075	1,205	660	90	2,838	134
Class B	10,443	765	461	82	1,648	524
Class C	13,968	1,329	556	99	2,045	266
Transfer agent fees:
Class A	3,186	492	178	38	871	78
Class B	1,990	183	102	24	378	111
Class C	1,311	153	55	15	228	42
Class Z	4,387	1,267	573	75	565	39
Custody fees	1,588	2,881	48	104	128	—
Trustees' fees	822	218	69	24	242	24
Registration & blue sky fees	202	144	81	63	107	56
Reports to shareholders	1,932	620	287	96	529	125
Chief compliance officer expenses (See Note 4)	468	123	45	12	70	12
Other expenses	914	307	113	67	165	45
Total expenses	190,929	52,364	18,241	2,997	34,268	1,710
Less custody fees paid indirectly	(202)	(2)	(20)	— *	(53)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	—	—	(315)
Less reimbursement of expenses by Transfer Agent
Class A	(222)	(16)	(12)	(1)	(54)	(4)
Class B	(86)	(7)	(4)	(1)	(16)	(5)
Class C	(63)	(6)	(2)	(1)	(9)	(2)
Class Z	(378)	(26)	(49)	(1)	(22)	— *
Net Expenses	189,978	52,307	18,154	2,993	34,114	1,384
Net Investment Income (Loss)	45,731	47,827	(2,597)	500	(13,824)	6,445
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	1,424,022	508,011	134,988	28,059	131,210	—
Affiliated investments (See Note 4)	289,100	6,231	—	—	6,322	6,855
Foreign currency transactions	(1,028)	(572)	—	663	(204)	—
Distributions from affiliated investment company shares	—	—	—	—	—	2,080
Realized loss due to a trading error	(4)	—	—	—	—	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	4	—	—	—	—	—
Net realized gain	1,712,094	513,670	134,988	28,722	137,328	8,935
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(363,205)	241,230	(78,501)	12,803	228,164	—
Affiliated investments (See Note 4)	27,347	(8,791)	(86)	—	(167,579)	(1,323)
Foreign currency translations	38	17	—	211	69	—
Foreign capital gains tax	—	(521)	—	—	—	—
Unrealized loss due to a trading error	—	—	(5)	—	—	—
Reimbursement of trading loss by Investment Advisor (See Note 8)	—	—	5	—	—	—
Net change in unrealized appreciation (depreciation)	(335,820)	231,935	(78,587)	13,014	60,654	(1,323)
Net realized and unrealized gain	1,376,274	745,605	56,401	41,736	197,982	7,612
Net Increase in Net Assets resulting from Operations	$1,422,005	$793,432	$53,804	$42,236	$184,158	$14,057

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$45,731	$35,190	$47,827	$31,386	$(2,597)	$(3,110)
Net realized gain on investments and foreign currency transactions	1,712,094	1,611,966	513,670	392,116	134,988	46,861
Net realized gain on affiliated investment company shares and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(335,820)	712,218	231,935	645,701	(78,587)	64,360
Net change in net unrealized appreciation (depreciation) on affiliated investment company shares	—	—	—	—	—	—
Net Increase from Operations	1,422,005	2,359,374	793,432	1,069,203	53,804	108,111
Distribution to Shareholders From:
Net investment income – Class A	(3,413)	(5,394)	(1,116)	(2,223)	—	—
Net realized gain – Class A	(325,538)	(313,513)	(43,244)	(26,545)	(15,400)	(5,181)
Net investment income – Class B	—	—	— *	(141)	—	—
Net realized gain – Class B	(102,379)	(114,707)	(7,707)	(8,646)	(3,468)	(1,487)
Net investment income – Class C	—	—	(2)	(63)	—	—
Net realized gain – Class C	(105,787)	(109,093)	(11,335)	(8,998)	(3,257)	(1,223)
Net investment income – Class Z	(48,153)	(48,532)	(35,860)	(44,617)	—	—
Net realized gain – Class Z	(960,719)	(916,129)	(359,596)	(342,510)	(72,632)	(25,202)
Total Distribution to Shareholders	(1,545,989)	(1,507,368)	(458,860)	(433,743)	(94,757)	(33,093)
Share Transactions:
Subscriptions – Class A	1,059,415	1,078,213	364,862	176,101	90,692	113,090
Distributions reinvested – Class A	298,039	288,002	40,913	25,843	13,230	4,383
Redemptions – Class A	(1,097,778)	(822,590)	(115,689)	(63,857)	(96,876)	(51,382)
Net Increase (Decrease) – Class A	259,676	543,625	290,086	138,087	7,046	66,091
Subscriptions – Class B	14,689	25,556	17,916	17,920	496	1,247
Distributions reinvested – Class B	93,667	104,566	7,027	8,016	3,174	1,351
Redemptions – Class B	(235,941)	(212,371)	(22,565)	(20,296)	(13,338)	(14,036)
Net Increase (Decrease) – Class B	(127,585)	(82,249)	2,378	5,640	(9,668)	(11,438)
Subscriptions – Class C	110,348	166,508	60,335	50,734	3,126	17,895
Distributions reinvested – Class C	83,502	86,726	8,403	6,707	2,798	1,038
Redemptions – Class C	(210,477)	(178,699)	(21,288)	(16,582)	(8,675)	(8,640)
Net Increase (Decrease) – Class C	(16,627)	74,535	47,450	40,859	(2,751)	10,293
Subscriptions – Class Z	1,935,968	1,754,910	996,581	707,961	236,636	371,430
Distributions reinvested – Class Z	863,071	824,254	279,036	279,893	65,865	22,838
Redemptions – Class Z	(1,814,299)	(1,413,279)	(495,473)	(357,229)	(272,461)	(175,498)
Net Increase – Class Z	984,740	1,165,885	780,144	630,625	30,040	218,770
Net Increase (Decrease) from Share Transactions	1,100,204	1,701,796	1,120,058	815,211	24,667	283,716
Redemption Fees	—	—	303	147	—	—
Total Increase (Decrease) in Net Assets	976,220	2,553,802	1,454,933	1,450,818	(16,286)	358,734
Net Assets:
Beginning of period	18,945,126	16,391,324	4,343,395	2,892,577	1,580,228	1,221,494
End of period	$19,921,346	$18,945,126	$5,798,328	$4,343,395	$1,563,942	$1,580,228
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(7,414)	$(27,265)	$9,909	$(20,256)	$(222)	$(174)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$500	$361	$(13,824)	$(11,032)	$6,445	$6,358
Net realized gain on investments and foreign currency transactions	28,722	18,110	137,328	71,803	—	—
Net realized gain on affiliated investment company shares and distributions from affiliated investment company shares	—	—	—	—	8,935	11,669
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	13,014	20,770	60,654	287,875	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investment company shares	—	—	—	—	(1,323)	836
Net Increase from Operations	42,236	39,241	184,158	348,646	14,057	18,863
Distribution to Shareholders From:
Net investment income – Class A	(150)	(2)	—	(788)	(2,012)	(2,086)
Net realized gain – Class A	(2,498)	—	(25,546)	(20,503)	(3,166)	(3,300)
Net investment income – Class B	—	—	—	—	(2,100)	(2,114)
Net realized gain – Class B	(655)	—	(4,903)	(4,991)	(4,129)	(3,980)
Net investment income – Class C	—	— *	—	—	(764)	(753)
Net realized gain – Class C	(682)	—	(4,795)	(3,972)	(1,608)	(1,496)
Net investment income – Class Z	(1,618)	(196)	—	(1,614)	(1,519)	(1,223)
Net realized gain – Class Z	(10,710)	—	(33,588)	(19,241)	(2,094)	(1,585)
Total Distribution to Shareholders	(16,313)	(198)	(68,832)	(51,109)	(17,392)	(16,537)
Share Transactions:
Subscriptions – Class A	26,720	10,850	353,434	210,532	10,451	6,298
Distributions reinvested – Class A	2,409	2	23,371	19,667	4,734	4,887
Redemptions – Class A	(7,228)	(3,070)	(257,380)	(158,467)	(19,044)	(25,185)
Net Increase (Decrease) – Class A	21,901	7,782	119,425	71,732	(3,859)	(14,000)
Subscriptions – Class B	2,760	2,223	3,529	4,782	4,269	3,578
Distributions reinvested – Class B	583	—	4,372	4,452	5,698	5,496
Redemptions – Class B	(2,545)	(1,437)	(36,416)	(31,688)	(13,592)	(16,105)
Net Increase (Decrease) – Class B	798	786	(28,515)	(22,454)	(3,625)	(7,031)
Subscriptions – Class C	5,815	2,333	44,306	20,817	4,372	4,114
Distributions reinvested – Class C	579	— *	3,773	3,230	2,127	1,960
Redemptions – Class C	(1,469)	(924)	(32,811)	(22,947)	(6,502)	(7,323)
Net Increase (Decrease) – Class C	4,925	1,409	15,268	1,100	(3)	(1,249)
Subscriptions – Class Z	70,464	34,878	874,944	258,516	6,608	5,698
Distributions reinvested – Class Z	5,636	99	25,110	14,293	3,354	2,633
Redemptions – Class Z	(21,559)	(10,107)	(274,110)	(170,328)	(4,141)	(3,204)
Net Increase – Class Z	54,541	24,870	625,944	102,481	5,821	5,127
Net Increase (Decrease) from Share Transactions	82,165	34,847	732,122	152,859	(1,666)	(17,153)
Redemption Fees	31	9	—	—	—	—
Total Increase (Decrease) in Net Assets	108,119	73,899	847,448	450,396	(5,001)	(14,827)
Net Assets:
Beginning of period	168,898	94,999	2,237,711	1,787,315	188,529	203,356
End of period	$277,017	$168,898	$3,085,159	$2,237,711	$183,528	$188,529
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$163	$676	$(10,038)	$(9,971)	$167	$249

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	34,304	37,015	8,200	4,588	3,109	4,113
Shares issued in reinvestment and capital gains – Class A	10,082	9,911	931	673	475	156
Less shares redeemed – Class A	(35,563)	(28,264)	(2,608)	(1,723)	(3,347)	(1,877)
Net Increase (Decrease) – Class A	8,823	18,662	6,523	3,538	237	2,392
Subscriptions – Class B	501	909	410	482	18	47
Shares issued in reinvestment and capital gains – Class B	3,332	3,757	164	212	119	50
Less shares redeemed – Class B	(7,999)	(7,576)	(523)	(553)	(478)	(533)
Net Increase (Decrease) – Class B	(4,166)	(2,910)	51	141	(341)	(436)
Subscriptions – Class C	3,792	5,931	1,389	1,356	113	678
Shares issued in reinvestment and capital gains – Class C	2,987	3,123	196	178	105	39
Less shares redeemed – Class C	(7,188)	(6,396)	(487)	(455)	(312)	(328)
Net Increase (Decrease) – Class C	(409)	2,658	1,098	1,079	(94)	389
Subscriptions – Class Z	61,171	58,774	22,406	18,601	7,861	13,228
Shares issued in reinvestment and capital gains – Class Z	28,499	27,709	6,321	7,251	2,304	796
Less shares redeemed – Class Z	(57,473)	(47,499)	(11,085)	(9,331)	(9,118)	(6,302)
Net Increase – Class Z	32,197	38,984	17,642	16,521	1,047	7,722
Net Increase (Decrease) in Shares of Beneficial Interest	36,445	57,394	25,314	21,279	849	10,067

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	867	446	12,257	8,645	805	492
Shares issued in reinvestment and capital gains – Class A	75	— *	810	777	380	390
Less shares redeemed – Class A	(230)	(131)	(8,919)	(6,607)	(1,469)	(1,960)
Net Increase (Decrease) – Class A	712	315	4,148	2,815	(284)	(1,078)
Subscriptions – Class B	93	97	129	207	328	279
Shares issued in reinvestment and capital gains – Class B	19	— *	159	183	456	437
Less shares redeemed – Class B	(86)	(64)	(1,320)	(1,373)	(1,046)	(1,253)
Net Increase (Decrease) – Class B	26	33	(1,032)	(983)	(262)	(537)
Subscriptions – Class C	194	100	1,601	898	338	322
Shares issued in reinvestment and capital gains – Class C	19	— *	138	133	170	156
Less shares redeemed – Class C	(49)	(42)	(1,197)	(1,002)	(502)	(572)
Net Increase (Decrease) – Class C	164	58	542	29	6	(94)
Subscriptions – Class Z	2,248	1,448	29,644	10,565	511	442
Shares issued in reinvestment and capital gains – Class Z	176	5	858	559	271	210
Less shares redeemed – Class Z	(696)	(427)	(9,406)	(7,111)	(320)	(248)
Net Increase – Class Z	1,728	1,026	21,096	4,013	462	404
Net Increase (Decrease) in Shares of Beneficial Interest	2,630	1,432	24,754	5,874	(78)	(1,305)

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$29.02		$27.57		$25.93		$22.20		$15.34
Income from Investment Operations
Net investment income (loss) (a)	0.05	(b)	0.05		0.07		(0.05)		(0.07)
Net realized and unrealized gain	2.13		3.82		3.20		4.69		6.95
Total from Investment Operations	2.18		3.87		3.27		4.64		6.88
Less Distributions Declared to Shareholders
From net investment income	(0.03)		(0.04)		(0.07)		—		—
From net realized gains	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions Declared to Shareholders	(2.33)		(2.42)		(1.63)		(0.91)		(0.02)
Net Asset Value, End of Period	$28.87		$29.02		$27.57		$25.93		$22.20
Total Return (c)	7.39	%(d)(e)	14.13	%(d)	12.76	%(d)	21.05	%(d)	44.85%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.02%		1.02%		1.03%		1.20%		1.33%
Net investment income (loss) (f)	0.17%		0.17%		0.28%		(0.21)%		(0.36)%
Waiver/reimbursement	0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$4,300,920		$4,067,868		$3,349,461		$2,669,936		$1,982,260

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.78		$26.61		$25.19		$21.75		$15.13
Income from Investment Operations
Net investment loss (a)	(0.11	)(b)	(0.13)		(0.11)		(0.22)		(0.18)
Net realized and unrealized gain	2.02		3.68		3.09		4.57		6.82
Total from Investment Operations	1.91		3.55		2.98		4.35		6.64
Less Distributions Declared to Shareholders
From net realized gains	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions Declared to Shareholders	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Net Asset Value, End of Period	$27.39		$27.78		$26.61		$25.19		$21.75
Total Return (c)	6.76	%(d)(e)	13.43	%(d)	11.98	%(d)	20.15	%(d)	43.89%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.59%		1.66%		1.72%		1.95%		1.98%
Net investment loss (f)	(0.39)%		(0.48)%		(0.42)%		(0.96)%		(1.01)%
Waiver/reimbursement	0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$1,270,292		$1,404,165		$1,422,580		$1,399,135		$1,221,931

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.70		$26.58		$25.18		$21.75		$15.12
Income from Investment Operations
Net investment loss (a)	(0.18	)(b)	(0.17)		(0.13)		(0.22)		(0.18)
Net realized and unrealized gain	2.03		3.67		3.09		4.56		6.83
Total from Investment Operations	1.85		3.50		2.96		4.34		6.65
Less Distributions Declared to Shareholders
From net realized gains	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Total Distributions Declared to Shareholders	(2.30)		(2.38)		(1.56)		(0.91)		(0.02)
Net Asset Value, End of Period	$27.25		$27.70		$26.58		$25.18		$21.75
Total Return (c)	6.56	%(d)(e)	13.25	%(d)	11.90	%(d)	20.11	%(d)	43.99%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.79%		1.80%		1.82%		1.95%		1.98%
Net investment loss (f)	(0.60)%		(0.61)%		(0.51)%		(0.96)%		(1.01)%
Waiver/reimbursement	0.00	%(g)	0.02%		0.02%		0.02%		—
Portfolio turnover rate	20%		22%		16%		20%		10%
Net assets at end of period (000's)	$1,312,243		$1,345,520		$1,220,339		$1,083,006		$900,016

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$40.07		$33.20		$28.75		$22.45		$15.32
Income from Investment Operations
Net investment income (a)	0.27		0.23		0.22		0.14		0.10
Net realized and unrealized gain	6.52		10.87		5.84		6.31		7.08
Total from Investment Operations	6.79		11.10		6.06		6.45		7.18
Less Distributions Declared to Shareholders
From net investment income	(0.08)		(0.32)		(0.53)		(0.15)		(0.05)
From net realized gains	(3.36)		(3.91)		(1.08)		—		—
Total Distributions Declared to Shareholders	(3.44)		(4.23)		(1.61)		(0.15)		(0.05)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$43.42		$40.07		$33.20		$28.75		$22.45
Total Return (c)	16.90	%(d)	34.16	%(d)	21.42	%(d)	28.91	%(d)	46.94%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.23%		1.24%		1.30%		1.48%		1.59%
Net investment income (e)	0.60%		0.61%		0.72%		0.61%		0.57%
Waiver/reimbursement	0.00	%(f)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$622,901		$313,401		$142,204		$70,582		$52,872

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$39.39		$32.71		$28.18		$22.07		$15.11
Income from Investment Operations
Net investment income (loss) (a)	0.04		(0.00	)(b)	0.02		(0.04)		(0.02)
Net realized and unrealized gain	6.39		10.66		5.73		6.19		6.98
Total from Investment Operations	6.43		10.66		5.75		6.15		6.96
Less Distributions Declared to Shareholders
From net investment income	(0.00	)(b)	(0.07)		(0.14)		(0.04)		—
From net realized gains	(3.36)		(3.91)		(1.08)		—		—
Total Distributions Declared to Shareholders	(3.36)		(3.98)		(1.22)		(0.04)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$42.46		$39.39		$32.71		$28.18		$22.07
Total Return (c)	16.25	%(d)	33.26	%(d)	20.57	%(d)	27.91	%(d)	46.06%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.81%		1.89%		2.01%		2.27%		2.24%
Net investment income (loss) (e)	0.08%		(0.01)%		0.08%		(0.18)%		(0.10)%
Waiver/reimbursement	0.01%		0.02%		0.02%		0.02%		—
Portfolio turnover rate	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$103,631		$94,165		$73,572		$54,752		$39,800

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$39.35		$32.68		$28.19		$22.06		$15.11
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.05)		(0.00	)(b)	(0.03)		(0.01)
Net realized and unrealized gain	6.39		10.66		5.71		6.20		6.96
Total from Investment Operations	6.33		10.61		5.71		6.17		6.95
Less Distributions Declared to Shareholders
From net investment income	(0.00	)(b)	(0.03)		(0.14)		(0.04)		—
From net realized gains	(3.36)		(3.91)		(1.08)		—		—
Total Distributions Declared to Shareholders	(3.36)		(3.94)		(1.22)		(0.04)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—
Net Asset Value, End of Period	$42.32		$39.35		$32.68		$28.19		$22.06
Total Return (c)	16.01	%(d)	33.14	%(d)	20.45	%(d)	28.01	%(d)	46.00%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.99%		2.01%		2.09%		2.24%		2.24%
Net investment loss (e)	(0.14)%		(0.14)%		(0.01)%		(0.15)%		(0.06)%
Waiver/reimbursement	0.00	%(f)	0.01%		0.02%		0.02%		—
Portfolio turnover rate	28%		31%		27%		40%		40%
Net assets at end of period (000's)	$153,416		$99,425		$47,325		$30,547		$22,990

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$28.02		$26.52		$24.77		$20.74		$14.18
Income from Investment Operations
Net investment loss (a)	(0.09	)(b)	(0.10)		(0.01)		(0.24)		(0.22)
Net realized and unrealized gain	1.01		2.21		3.13		4.41		6.78
Total from Investment Operations	0.92		2.11		3.12		4.17		6.56
Less Distributions Declared to Shareholders
From net realized gains	(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$27.23		$28.02		$26.52		$24.77		$20.74
Total Return (c)	3.18	%(d)(e)	7.95	%(d)	12.68	%(d)	20.12	%(d)	46.26%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.25%		1.26%		1.31%		1.51%		1.65%
Net investment income (loss) (f)	(0.29)%		(0.35)%		(0.02)%		(1.08)%		(1.26)%
Waiver/reimbursement	0.00	%(g)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$245,085		$245,552		$168,922		$112,509		$89,650

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.87		$25.61		$24.14		$20.36		$14.01
Income from Investment Operations
Net investment loss (a)	(0.25	)(b)	(0.27)		(0.18)		(0.39)		(0.32)
Net realized and unrealized gain	0.96		2.14		3.02		4.31		6.67
Total from Investment Operations	0.71		1.87		2.84		3.92		6.35
Less Distributions Declared to Shareholders
From net realized gains	(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$25.87		$26.87		$25.61		$24.14		$20.36
Total Return (c)	2.53	%(d)(e)	7.29	%(d)	11.84	%(d)	19.26	%(d)	45.32%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.85%		1.93%		2.00%		2.23%		2.30%
Net investment loss (f)	(0.87)%		(1.01)%		(0.72)%		(1.80)%		(1.91)%
Waiver/reimbursement	0.01%		0.02%		0.01%		0.02%		—
Portfolio turnover rate	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$53,820		$65,040		$73,168		$72,643		$66,175

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.81		$25.59		$24.14		$20.36		$14.01
Income from Investment Operations
Net investment loss (a)	(0.30	)(b)	(0.30)		(0.20)		(0.39)		(0.32)
Net realized and unrealized gain	0.97		2.13		3.02		4.31		6.67
Total from Investment Operations	0.67		1.83		2.82		3.92		6.35
Less Distributions Declared to Shareholders
From net realized gains	(1.71)		(0.61)		(1.37)		(0.14)		—
Net Asset Value, End of Period	$25.77		$26.81		$25.59		$24.14		$20.36
Total Return (c)	2.39	%(d)(e)	7.14	%(d)	11.76	%(d)	19.26	%(d)	45.32%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.03%		2.05%		2.10%		2.23%		2.30%
Net investment loss (f)	(1.07)%		(1.14)%		(0.81)%		(1.80)%		(1.91)%
Waiver/reimbursement	0.00	%(g)	0.01%		0.01%		0.02%		—
Portfolio turnover rate	21%		13%		13%		18%		7%
Net assets at end of period (000's)	$50,743		$55,306		$42,844		$39,643		$35,662

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the Investment Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$27.68		$20.36		$17.85		$14.45		$10.24
Income from Investment Operations
Net investment income (loss) (a)	0.04	(b)	0.03		0.06		(0.00	)(c)	0.03
Net realized and unrealized gain	5.91		7.29		2.69		3.43		4.18
Total from Investment Operations	5.95		7.32		2.75		3.43		4.21
Less Distributions Declared to Shareholders
From net investment income	(0.12)		—		(0.24)		(0.03)		—
From net realized gains	(1.77)		—		—		—		—
Total Distributions Declared to Shareholders	(1.89)		—		(0.24)		(0.03)		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$31.74		$27.68		$20.36		$17.85		$14.45
Total Return (d)(e)	21.50%		35.97%		15.60%		23.76%		41.11%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.49%		1.58%		1.70%		1.75%		1.80%
Net investment income (loss) (f)	0.11%		0.11%		0.34%		(0.03)%		0.24%
Waiver/reimbursement	0.00	%(g)	0.02%		0.10%		0.37%		0.44%
Portfolio turnover rate	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$48,538		$22,599		$10,219		$4,357		$2,557

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.73		$19.80		$17.36		$14.12		$10.08
Income from Investment Operations
Net investment loss (a)	(0.13	)(b)	(0.12)		(0.03)		(0.10)		(0.06)
Net realized and unrealized gain	5.67		7.05		2.61		3.34		4.10
Total from Investment Operations	5.54		6.93		2.58		3.24		4.04
Less Distributions Declared to Shareholders
From net investment income	—		—		(0.14)		—		—
From net realized gains	(1.77)		—		—		—		—
Total Distributions Declared to Shareholders	(1.77)		—		(0.14)		—		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$30.50		$26.73		$19.80		$17.36		$14.12
Total Return (d)(e)	20.69%		35.00%		14.97%		22.95%		40.08%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.10%		2.25%		2.30%		2.38%		2.45%
Net investment loss (f)	(0.45)%		(0.53)%		(0.16)%		(0.66)%		(0.52)%
Waiver/reimbursement	0.01%		0.04%		0.28%		0.58%		0.44%
Portfolio turnover rate	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$11,941		$9,787		$6,594		$5,097		$3,162

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.70		$19.80		$17.38		$14.14		$10.09
Income from Investment Operations
Net investment loss (a)	(0.20	)(b)	(0.15)		(0.05)		(0.11)		(0.05)
Net realized and unrealized gain	5.69		7.05		2.60		3.35		4.10
Total from Investment Operations	5.49		6.90		2.55		3.24		4.05
Less Distributions Declared to Shareholders
From net investment income	—		—		(0.13)		—		—
From net realized gains	(1.77)		—		—		—		—
Total Distributions Declared to Shareholders	(1.77)		—		(0.13)		—		—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	0.00	(a)(c)	—
Net Asset Value, End of Period	$30.42		$26.70		$19.80		$17.38		$14.14
Total Return (d)(e)	20.53%		34.85%		14.77%		22.91%		40.14%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.29%		2.38%		2.45%		2.45%		2.45%
Net investment loss (f)	(0.68)%		(0.67)%		(0.30)%		(0.73)%		(0.41)%
Waiver/reimbursement	0.01%		0.02%		0.17%		0.35%		0.44%
Portfolio turnover rate	57%		47%		39%		73%		69%
Net assets at end of period (000's)	$13,023		$7,060		$4,083		$2,543		$3,691

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$26.18		$22.47		$20.83		$18.01		$13.93
Income from Investment Operations
Net investment loss (a)	(0.15)		(0.13)		(0.09)		(0.16)		(0.20)
Net realized and unrealized gain	2.50		4.45		2.32		3.42		4.37
Total from Investment Operations	2.35		4.32		2.23		3.26		4.17
Less Distributions Declared to Shareholders
From net investment income	—		(0.02)		—		—		—
From net realized gains	(0.64)		(0.59)		(0.59)		(0.44)		(0.09)
Total Distributions Declared to Shareholders	(0.64)		(0.61)		(0.59)		(0.44)		(0.09)
Net Asset Value, End of Period	$27.89		$26.18		$22.47		$20.83		$18.01
Total Return (b)	8.92	%(c)	19.32	%(c)	10.78	%(c)	18.16	%(c)	29.95%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)	1.19%		1.24%		1.26%		1.47%		1.63%
Net investment loss (d)	(0.52)%		(0.54)%		(0.42)%		(0.86)%		(1.15)%
Waiver/reimbursement	0.00	%(e)	0.03%		0.03%		0.02%		—
Portfolio turnover rate	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$1,117,941		$940,857		$744,178		$515,842		$264,679

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.13		$21.71		$20.23		$17.64		$13.73
Income from Investment Operations
Net investment loss (a)	(0.31)		(0.28)		(0.23)		(0.31)		(0.29)
Net realized and unrealized gain	2.39		4.29		2.24		3.34		4.29
Total from Investment Operations	2.08		4.01		2.01		3.03		4.00
Less Distributions Declared to Shareholders
From net realized gains	(0.64)		(0.59)		(0.53)		(0.44)		(0.09)
Net Asset Value, End of Period	$26.57		$25.13		$21.71		$20.23		$17.64
Total Return (b)	8.22	%(c)	18.54	%(c)	10.01	%(c)	17.24	%(c)	29.14%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)	1.79%		1.91%		1.99%		2.26%		2.28%
Net investment loss (d)	(1.12)%		(1.21)%		(1.15)%		(1.65)%		(1.80)%
Waiver/reimbursement	0.01%		0.03%		0.03%		0.02%		—
Portfolio turnover rate	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$199,182		$214,260		$206,441		$185,545		$118,064

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.07		$21.69		$20.23		$17.64		$13.73
Income from Investment Operations
Net investment loss (a)	(0.36)		(0.31)		(0.25)		(0.30)		(0.30)
Net realized and unrealized gain	2.39		4.28		2.24		3.33		4.30
Total from Investment Operations	2.03		3.97		1.99		3.03		4.00
Less Distributions Declared to Shareholders
From net realized gains	(0.64)		(0.59)		(0.53)		(0.44)		(0.09)
Net Asset Value, End of Period	$26.46		$25.07		$21.69		$20.23		$17.64
Total Return (b)	8.04	%(c)	18.37	%(c)	9.91	%(c)	17.24	%(c)	29.14%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)	1.98%		2.04%		2.08%		2.25%		2.28%
Net investment loss (d)	(1.31)%		(1.34)%		(1.24)%		(1.64)%		(1.80)%
Waiver/reimbursement	0.00	%(e)	0.03%		0.03%		0.02%		—
Portfolio turnover rate	14%		21%		19%		34%		16%
Net assets at end of period (000's)	$197,100		$173,152		$149,160		$110,435		$64,212

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund Class A Shares	Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.59	$12.49	$13.11	$12.30	$10.10
Income from Investment Operations
Net investment income (a)	0.49	0.45	0.39	0.28	0.18
Net realized and unrealized gain	0.53	0.84	0.29	0.81	2.15
Total from Investment Operations	1.02	1.29	0.68	1.09	2.33
Less Distributions Declared to Shareholders
From net investment income	(0.51)	(0.47)	(0.39)	(0.25)	(0.13)
From net realized gains	(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.30)	(1.19)	(1.30)	(0.28)	(0.13)
Net Asset Value, End of Period	$12.31	$12.59	$12.49	$13.11	$12.30
Total Return (c)(d)	8.19%	10.56%	5.25%	8.92%	23.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.50%	0.50%	0.50%	0.50%	0.57	%(h)
Net investment income (g)	3.75%	3.53%	2.97%	2.23%	1.86	%(h)
Waiver/reimbursement	0.18%	0.20%	0.15%	0.33%	0.66	%(h)
Portfolio turnover rate	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$53,246	$58,013	$71,034	$77,092	$42,271

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.62	$12.51	$13.14	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.42	0.38	0.31	0.19	0.10
Net realized and unrealized gain	0.54	0.84	0.28	0.83	2.16
Total from Investment Operations	0.96	1.22	0.59	1.02	2.26
Less Distributions Declared to Shareholders
From net investment income	(0.41)	(0.39)	(0.31)	(0.17)	(0.04)
From net realized gains	(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.20)	(1.11)	(1.22)	(0.20)	(0.04)
Net Asset Value, End of Period	$12.38	$12.62	$12.51	$13.14	$12.32
Total Return (c)(d)	7.71%	9.91%	4.56%	8.27%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.00%	1.06%	1.10%	1.18%	1.32	%(h)
Net investment income (g)	3.25%	2.99%	2.39%	1.55%	1.06	%(h)
Waiver/reimbursement	0.19%	0.23%	0.19%	0.29%	0.66	%(h)
Portfolio turnover rate	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$67,709	$72,367	$78,444	$78,040	$51,501

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class C Shares	Year ended December 31,				Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.62	$12.51	$13.13	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.39	0.36	0.29	0.19	0.11
Net realized and unrealized gain	0.53	0.84	0.29	0.81	2.15
Total from Investment Operations	0.92	1.20	0.58	1.00	2.26
Less Distributions Declared to Shareholders
From net investment income	(0.38)	(0.37)	(0.29)	(0.16)	(0.04)
From net realized gains	(0.79)	(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(1.17)	(1.09)	(1.20)	(0.19)	(0.04)
Net Asset Value, End of Period	$12.37	$12.62	$12.51	$13.13	$12.32
Total Return (c)(d)	7.36%	9.72%	4.49%	8.13%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.25%	1.25%	1.25%	1.25%	1.32	%(h)
Net investment income (g)	3.02%	2.81%	2.21%	1.48%	1.10	%(h)
Waiver/reimbursement	0.19%	0.23%	0.19%	0.26%	0.66	%(h)
Portfolio turnover rate	128%	66%	96%	67%	61%
Net assets at end of period (000's)	$26,908	$27,375	$28,316	$31,161	$20,087

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z. Effective February 29, 2008, the Funds will no longer offer Class B shares.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the date of purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less of purchase. See the discussion of Fund policies regarding the trading of Fund shares as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the Funds' share classes have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the portfolio funds. A security traded on a securities exchange or in over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are fair valued in accordance with procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The custodian determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and the Class A, Class B, Class C and Class Z shares transfer agency fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, tax equalization, foreign currency transactions, passive foreign investment company ("PFIC") adjustments, foreign capital gains tax adjustments and REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	Accumulated Net Realized Gain or (Net Realized Loss)	Paid-In Capital
(in thousands)
Columbia Acorn Fund	$25,686	$(106,021)	$80,335
Columbia Acorn International	19,316	(37,617)	18,301
Columbia Acorn USA	2,549	(1,848)	(701)
Columbia Acorn International Select	755	(755)	—
Columbia Acorn Select	13,757	(13,605)	(152)
Columbia Thermostat Fund	(132)	(811)	943

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

December 31, 2007	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$154,770	$1,391,219
Columbia Acorn International	59,527	399,333
Columbia Acorn USA	—	94,757
Columbia Acorn International Select	1,768	14,545
Columbia Acorn Select	9,164	59,668
Columbia Thermostat Fund	12,086	5,306
December 31, 2006	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
(in thousands)
Columbia Acorn Fund	$21,930	$341,600	$6,795,790
Columbia Acorn International	20,343	74,297	1,850,478
Columbia Acorn USA	—	53,514	341,725
Columbia Acorn International Select	501	4,740	54,647
Columbia Acorn Select	—	74,034	723,439
Columbia Thermostat Fund	561	824	5,752

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
(in thousands)
Columbia Acorn Fund	$7,838,307	$(1,042,517)	$6,795,790
Columbia Acorn International	2,094,574	(244,096)	1,850,478
Columbia Acorn USA	494,581	(152,856)	341,725
Columbia Acorn International Select	65,182	(10,535)	54,647
Columbia Acorn Select	1,021,303	(297,864)	723,439
Columbia Thermostat Fund	7,296	(1,544)	5,752

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,012	*	$—
2010	506	*	6,126
2011	—		2,488
TOTAL	$1,518		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2007:

(in thousands)
Columbia Acorn USA	$506

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("CWAM") is a wholly owned subsidiary of Columbia Management Group, LLC, which in turn is an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2007, under the Funds' investment advisory agreement, fees are accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for Columbia Acorn International Select:

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

For all of the other Funds, and also prior to August 1, 2007, for Columbia Acorn International Select, for the period covered by this report as provided under the Funds' investment advisory agreement, fees were accrued daily based on the Funds' average daily net assets and paid monthly to CWAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Acorn International Select

All Average Daily Net Assets	0.94%

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Columbia Thermostat Fund

All Average Daily Net Assets	0.10%

For the year ended December 31, 2007, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.79%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, exceeding 1.45% annually of the average daily net assets for Columbia Acorn International Select's Class A, Class B and Class C shares and 1.35% annually of the average daily net assets for Columbia Acorn Select's Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses so that the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the average daily net assets of Columbia Thermostat Fund's Class A, Class B and Class C shares through April 30, 2008. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM for Columbia Thermostat Fund for the year ended December 31, 2007, were $315,004.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the year ended December 31, 2007, each Fund's effective administration fee rate was 0.04% of average daily net assets. CWAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of Bank of America ("BOA"), responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

For the year ended December 31, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat have been advised that CMDI retained $946 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $19, $1,700 and $115, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. During the period January 1, 2007 through March 31, 2007, a portion of these fees were contractually waived.

Expenses waived by the Transfer Agent for the year ended December 31, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$749
Columbia Acorn International	55
Columbia Acorn USA	67
Columbia Acorn International Select	4
Columbia Acorn Select	101
Columbia Thermostat Fund	11

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer for the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On December 31, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 31, 32, 41, 49 and 58, respectively.

During the year ended December 31, 2007, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$528	$—
Columbia Acorn International	11,085	281
Columbia Acorn USA	115	—
Columbia Acorn Select	3,036	—

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2007.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2007, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$4,733,104
Proceeds from sales	3,798,087

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$2,001,272
Proceeds from sales	1,409,352

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$447,022
Proceeds from sales	341,275

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$175,176
Proceeds from sales	120,111

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$1,010,135
Proceeds from sales	374,402

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$234,732
Proceeds from sales	245,973

7.  Redemption Fees

For the year ended December 31, 2007, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $303,013 and $30,848, respectively, and are accounted for as additions to paid in capital.

8.   Other

For the year ended December 31, 2007, Columbia Acorn Fund sustained two trading errors. Columbia Acorn Fund sold shares of Enerflex Systems resulting in a loss of $364. Columbia Acorn Fund purchased shares of BioMarin resulting in a loss of $3,750. Additionally, for the year ended December 31, 2007, Columbia Acorn USA sustained one

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

trading error. Columbia Acorn USA purchased shares of Cavco Industries at a loss of $5,148.

The Funds were reimbursed by CWAM for the full amount of each loss.

9.   Legal Proceedings

The Trust, CWAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and CWAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and CWAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds (the "CDSC Lawsuit"). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits. The settlement is subject to court approval.

CWAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that CWAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges CWAM and the Trustees of the Trust breached, along with certain affiliated entities and individuals, certain common law duties and federal laws.

On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the federal district court. The settlement, approved by the federal district court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

The Trust and CWAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and CWAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2003 were audited by other independent auditors whose report dated February 6, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2008

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (unaudited) — Class A, B, C and Z shares

Columbia Acorn Fund

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $1,586,118.

80.06% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Acorn International

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $458,971. Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $6,403 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2007.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Gross income derived from sources within foreign countries amounted to $89,508 ($0.67 per share) for the fiscal year ended December 31, 2007.

Columbia Acorn USA

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $132,635.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2007, amounting to $174 ($0.02 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ended December 31, 2007.

Gross income derived from sources within foreign countries amounted to $3,081 ($0.35 per share) for the fiscal year ended December 31, 2007.

5.77% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Acorn Select

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $123,722.

83.92% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 88.62%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Columbia Thermostat Fund

For the fiscal year ended December 31, 2007, the Fund designated long-term capital gains of $2,884.

4.71% of the ordinary income distributed by the Fund, for the year ended December 31, 2007, qualified for the corporate dividends received deduction.

For non-corporate shareholders 5.81%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period January 1, 2007 to December 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2007 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels— as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implemented, would result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations
(with respect to the Acorn Funds)

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales

Senior Vice President,
Chief Legal Officer
and General Counsel

June 18, 2007

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Agreement") with Columbia Wanger Asset Management, L.P. ("CWAM") under which CWAM manages the Columbia Acorn Funds (the "Funds"). The trustees of the Trust, more than seventy five percent of whom have never been affiliated with CWAM ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Agreement for each Fund.

The Contract Committee of the board of trustees (the "Committee"), which is comprised of six Independent Trustees, makes recommendations to the board regarding any proposed continuation of the Agreement. After the Committee has made its recommendation, the full board determines whether to approve the continuation of the Agreement. In addition, the board considers matters bearing on the Agreement at most of its other meetings throughout the year and meets at least quarterly with the portfolio managers employed by CWAM.

In connection with their most recent consideration of the Agreement for each Fund, the Committee and all trustees received and reviewed a substantial amount of information provided by CWAM in response to requests of the Independent Trustees and their counsel. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel. At each of the meetings at which the Committee or the Independent Trustees considered the Agreement, they met with management and also met separately in executive session with their counsel.

The materials reviewed by the Committee and the trustees included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds and of the Fund's performance benchmarks, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee "breakpoints," (iii) data on sales and redemptions of Fund shares and (iv) information on the profitability to CWAM and its affiliates of their relationships with the Funds and potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. They also considered other information such as (i) CWAM's financial results and financial condition, (ii) each Fund's investment objective and strategies; (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with CWAM, and the use of "soft" commission dollars to pay for research products and services, (v) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the trustees conferred with, and reviewed the Management Fee Evaluation (the "Fee Evaluation") prepared by, the Trust's chief compliance officer, who also serves as the Trust's "Senior Officer" as contemplated by the Assurance of Discontinuance dated February 9, 2005 among affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report. Throughout the process, the trustees had the opportunity to ask questions of and request additional materials from CWAM.

On July 17, 2007, the board of trustees unanimously approved continuation of the Agreement through July 31, 2008, with an amendment to the fee schedule as described below. The approval followed Committee meetings held in February, May, June and July 2007.

In considering the continuation of the Agreement, the trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the trustees' determination to approve the continuation of the Agreement are discussed separately below.

Nature, quality and extent of services. The trustees reviewed the nature, quality and extent of the services of CWAM and its affiliates to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those who provide investment management services to the Funds. The trustees also considered other services provided to the Funds by CWAM and its affiliates, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the board and board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The trustees concluded that: the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund were appropriate and consistent with the terms of the Agreement; that the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of CWAM and its affiliates currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well qualified personnel.

Performance of the Funds. At various meetings of the board, of the Committee and of the board's investment performance analysis committee, the trustees considered the short-term and longer-term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of the Fund's benchmark and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar Associates, LLC ("Morningstar"). They noted that, among the domestic Funds, Columbia Acorn Fund and Columbia Acorn Select had each outperformed its respective benchmark and Lipper and Morningstar peers for the relevant periods. Columbia Acorn USA suffered weak performance compared to its benchmark in 2006 and ranked toward the bottom of its peer group for that period. Notwithstanding that performance, that Fund's performance approximated, or was ahead of, its benchmark for the most recent three, five and ten year periods. The trustees noted that Columbia Thermostat Fund had a limited performance history but was ranked high among its peers by Morningstar (but much less so by Lipper as a result of how Lipper classifies the Fund). The trustees also discussed the performance of the international Funds, noting that both of the international Funds had shown improvement over recent years. During the contract renewal process, the trustees concluded that, although past performance is not necessarily indicative of future results, the Funds' strong overall performance record was an important factor in the their evaluation of the quality of services provided by CWAM under the Agreement.

Costs of Services and Profits Realized by CWAM. At various Committee meetings and other informal meetings, the trustees examined detailed information on fees and expenses of each Fund in comparison to information for other comparable funds provided by Lipper and Morningstar. As noted in the Fee Evaluation, the contractual rates of investment advisory fees and the actual advisory fees for some of the Funds were higher than the median advisory fees of their respective peer groups (particularly with respect to Columbia Acorn USA and Columbia Acorn Select). The trustees also considered the management fees of the Acorn Funds relative to those of the Wanger Advisors Trust funds, a group of funds with similar investment strategies overseen by the same trustees and also managed by CWAM.

The Board and CWAM approved an amendment to the Agreement to establish additional breakpoints for Columbia Acorn International Select at 90 basis points for net asset levels over $500 million. The trustees determined that no other changes were necessary at this time in the fee schedules of the Funds.

The trustees reviewed the Fee Evaluation's analysis of the profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other business units. The trustees took into account the methodology used by CWAM in determining compensation payable to portfolio managers and the competitive environment for investment management talent. The trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.

The trustees also reviewed CWAM's advisory fees for other investment companies, sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. In most instances its institutional separate account fees for various investment strategies were higher than the advisory fees charged to the Funds with corresponding strategies, although for a few accounts, the fees were lower. The trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing

Board Approval of the Advisory Agreement, continued

many of its other clients. Finally, the trustees considered the financial condition of CWAM as part of the contract renewal process.

The trustees concluded that the rates of advisory fees (as amended for Columbia Acorn International Select) and other compensation payable by the Funds to CWAM and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees CWAM charges to other clients. The trustees also concluded that the Funds' estimated overall expense ratios were reasonable, taking into account quality of services provided by CWAM and its affiliates and the investment performance of the Funds.

Economies of Scale. The trustees considered information about the potential for CWAM to realize economies of scale as a Fund's assets increase. They noted that the fee schedule for each Fund, other than Columbia Thermostat Fund, which is relatively modest in size, includes reductions in the rate of fees at various asset levels, including the newly established breakpoints for Columbia Acorn International Select. The trustees also noted that the Funds share directly in economies of scale through lower charges on third party service providers based on the combined scale of all of the Funds. Based on the information they reviewed, the trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They recognized that two affiliates of CWAM separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the Funds for services provided and that Columbia Management Distributors, Inc., the Funds' distributor, receives Rule 12b-1 fees, that are paid to broker-dealers. The trustees noted that, other than the services provided by CWAM and its affiliates pursuant to various agreements and the fees to be paid by each Fund therefor, the Funds and CWAM may potentially benefit from their relationship with each other in other ways. The trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of CWAM. The trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with regulatory requirements and guidance then in effect. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. They further concluded that the success of any Fund could attract other business to CWAM or other Funds and that the success of CWAM could enhance its ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Agreement, the trustees, including the Independent Trustees, concluded that the continuation of the Agreement, as amended to revise the fee schedule for Columbia Acorn International Select, was in the best interest of each Fund. On July 17, 2007, the trustees continued the Agreement as so amended through July 31, 2008.

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration until the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, L.P.
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn:

Laura M. Born, 42, Trustee(1)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business; Managing Director – Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991-2007.	10	Wanger Advisors Trust

Maureen M. Culhane, 59, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management L.P. (investment adviser) 2005; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Wanger Advisors Trust

Margaret Eisen, 54, Trustee	2002	Managing Director, CFA Institute since 2005; Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; prior thereto, Managing Director, DeGuardiola Advisors (investment bank); formerly Managing Director, North American Equities at General Motors Asset Management, and Director, Worldwide Pension Investments for DuPont Asset Management.	10	Antigenics, Inc. (biotechnology and pharmaceuticals); Wanger Advisors Trust

Jerome Kahn, Jr., 73, Trustee	1987	Portfolio manager and stock analyst and former President, William Harris Investors, Inc. (investment adviser).	10	Wanger Advisors Trust

Steven N. Kaplan, 48, Trustee	1999	Neubauer Family Professor of Entrepreneurship and Finance, Graduate School of Business, University of Chicago.	10	Morningstar, Inc. (provider of independent investment research); Wanger Advisors Trust

David C. Kleinman, 72, Trustee	1972	Adjunct Professor of Strategic Management, University of Chicago Graduate School of Business; business consultant.	10	Sonic Foundry, Inc. (rich media systems and software); Wanger Advisors Trust

Allan B. Muchin, 71, Trustee and Vice Chairman of the Board	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

Robert E. Nason, 71, Trustee and Chairman of the Board	1998	Consultant and private investor since 1998; formerly Executive Partner, Chief Executive Officer and member of the executive committee of Grant Thornton, LLP (public accounting firm) and member of the policy board of Grant Thornton International.	10	Wanger Advisors Trust

James A. Star, 46, Trustee	2006	President, Longview Asset Management LLC (investment adviser) since 2003, prior thereto, portfolio manager; Vice President, Henry Crown and Company (investment firm); President and Chief Investment Officer, Star Partners (hedge fund) from 1998 to 2003.	10	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Trustees who are not interested persons of Columbia Acorn: (continued)

John A. Wing, 72, Trustee	2002	Partner, Dancing Lion Partners (investment partnership); prior thereto, Frank Wakely Gunsaulus Professor of Law and Finance, and Chairman of the Center for the Study of Law and Financial Markets, Illinois Institute of Technology; formerly Chairman of the Board and Chief Executive Officer of ABN-AMRO Incorporated (formerly named The Chicago Corporation, a financial services firm) and Chief Executive Officer of Market Liquidity Network, LLC.	10	First Chicago Bank and Trust; First Chicago Bancorp; Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn:

Charles P. McQuaid, 53, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM since October 2003; portfolio manager since 1995 and Director of Research, CWAM and its predecessor from July 1992 through December 2003; Interim Director of International Research, CWAM from October 2003 to December 2004; President of Wanger Advisors Trust since 2003.	10	Wanger Advisors Trust

Ralph Wanger, 72, Trustee(3)	1970	Founder, former President, Chief Investment Officer and portfolio manager, CWAM from July 1992 to September 2003; former President, Columbia Acorn Trust from April 1992 through September 2003; former President, Wanger Advisors Trust 1994 through September 2003; Director, Wanger Investment Company PLC; advisor to CWAM from September 2003 to September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn:

Ben Andrews, 41, Vice President	2004	Analyst and portfolio manager, CWAM since 1998; Vice President, Wanger Advisors Trust.	10	None

Michael G. Clarke, 38, Assistant Treasurer	2004	Assistant Treasurer, Wanger Advisors Trust; Chief Accounting Officer and Assistant Treasurer of the Columbia Funds since October 2004; Director of Fund Administration of Columbia Management Advisors, LLC since January 2006; Managing Director of Columbia Management Advisors, LLC from September 2004 to December 2005; Vice President, Fund Administration of Columbia Management Advisors, LLC from June 2002 to September 2004.	10	None

Jeffrey Coleman, 38, Assistant Treasurer	2006	Assistant Treasurer, Wanger Advisors Trust since March 2006; Director of Fund Administration, CWAM since January 2006; Fund Controller, CWAM from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.	10	None

J. Kevin Connaughton, 43, Assistant Treasurer	2001	Treasurer and Chief Financial Officer of the Columbia Funds since December 2000; Vice President of Columbia Management Advisors, LLC since April 2003; Assistant Treasurer of Wanger Advisors Trust since 2001; Treasurer and Chief Financial Officer of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds from December 2000 to December 2006; Treasurer of the Galaxy Funds from September 2002 through November 2005; Treasurer of Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 through December 2004; and a senior officer of various affiliated entities of the Bank of America Corporation, including other registered and unregistered funds.	10	None

Name, Position(s) with Columbia Acorn and Age at December 31, 2007	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships
Officers of Columbia Acorn: (continued)

P. Zachary Egan, 39, Vice President	2003	Director of International Research, CWAM, since December 2004; portfolio manager, CWAM since 2003; analyst, CWAM since 1999.	10	None

Peter T. Fariel, 50, Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; prior thereto, Partner, Goodwin Procter LLP (law firm).	10	None

John Kunka, 37, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM, since 2006; Assistant Treasurer, Wanger Advisors Trust, since 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. from 2005 to 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph LaPalm, 37, Vice President	2006	Chief Compliance Officer, CWAM since 2005; Vice President, Wanger Advisors Trust since 2006; prior thereto, Compliance Officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 50, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM since April 2000; Vice President, Treasurer and Secretary, Wanger Advisors Trust; Director, Wanger Investment Company PLC; Director, Banc of America Capital Management (Ireland) Ltd.; Director, Bank of America Global Liquidity Fund PLC.	10	None

Louis J. Mendes, 43, Vice President	2003	Analyst and portfolio manager, CWAM since 2001; Vice President, Wanger Advisors Trust.	10	None

Robert A. Mohn, 46, Vice President	1997	Analyst and portfolio manager, CWAM since August 1992; Director of Domestic Research, CWAM since March 2004; Vice President, Wanger Advisors Trust.	10	None

Christopher Olson, 43, Vice President	2001	Analyst and portfolio manager, CWAM since January 2001; Vice President, Wanger Advisors Trust.	10	None

Robert Scales, 55, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Senior Vice President, Chief Legal Officer and General Counsel, Wanger Advisors Trust since 2004; prior thereto, Associate General Counsel, Grant Thornton LLP.	10	None

Linda Roth-Wiszowaty, 38, Assistant Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Wanger Advisors Trust; executive administrator, CWAM since April 2004; prior thereto, executive assistant to the Chief Operating Officer, CWAM.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a director of officer of The Acorn Fund, Inc., the Trust's predecessor.

(1)  Effective January 1, 2008, Trustee is no longer treated as an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to January 1, 2008, Trustee was considered an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or funds advised by CWAM or its affiliates.

(2)  Trustee who is an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is an officer of the Trust and of CWAM.

(3)  Trustee who is treated as an "interested person" of the Trust and of CWAM, as defined in the 1940 Act, because he is a former officer of the Trust and former employee of and consultant to CWAM.

Columbia Acorn Family of Funds

Class A, B and C Share Information*

Minimum Initial Investment in
Columbia Acorn International,
Columbia Acorn International
Select and Columbia
Thermostat Fund	$2,500† $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000†
Minimum Initial Investment in Columbia Acorn Select	$100,000**†
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.13%	0.20%	0.15%
Net Expense Ratio	1.02%	1.59%	1.79%
Columbia Acorn International	Class A	Class B	Class C
Management Fees	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.22%	0.30%	0.23%
Net Expense Ratio	1.23%	1.81%	1.99%
Columbia Acorn USA	Class A	Class B	Class C
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.14%	0.24%	0.17%
Net Expense Ratio	1.25%	1.85%	2.03%
Columbia Acorn International Select	Class A	Class B	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.30%	0.41%	0.35%
Net Expense Ratio	1.49%	2.10%	2.29%
Columbia Acorn Select	Class A	Class B	Class C
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.15%	0.25%	0.19%
Net Expense Ratio	1.19%	1.79%	1.98%
Columbia Thermostat Fund	Class A	Class B	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses***	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the twelve months ended December 31, 2007, and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2008. The Funds' adviser and/or affiliates had agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Effective February 29, 2008, the funds will no longer offer Class B shares.

  **  Effective June 25, 2007, the board of trustees voted to increase the minimum initial investment for Columbia Acorn Select from $50,000 to $100,000.

  ***  Does not include estimated fees and expenses of 0.70% incurred by the Fund from the underlying funds in which it invests.

  †  Certain exclusions may apply.

Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call 800-922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about the Fund. Read it carefully before investing.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia Wanger Asset Management, L.P. ("CWAM") is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation. CWAM is part of Columbia Management.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This page intentionally left blank.

Columbia Acorn Family of Funds

Class A, B and C Shares

Annual Report – December 31, 2007

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-43/138992-1207 08/51428

Item 2. Code of Ethics.

(a)         The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in
2(a) above.

(c)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David C. Kleinman, Robert E. Nason and John A. Wing, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Kleinman, Mr. Nason and Mr. Wing are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$210,000	$208,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$33,000	$61,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports or other audit-related additional testing.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$48,600	$37,100

Tax Fees incurred in both fiscal years 2007 and 2006 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2007 and December 31, 2006 are as follows:

2007	2006
$0	$3,600

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$130,000	$135,600

In both fiscal years 2007 and 2006, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2007 and December 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 are approximately as follows:

2007	2006
$211,600	$237,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2008

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 22, 2008